As filed with the Securities and Exchange Commission on 06/01/17

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS Funds II

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2017

Date of reporting period: April 1, 2016 through March 31, 2017

Item 1. Reports to Stockholders.

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

ANNUAL REPORT

March 31, 2017

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® OPPORTUNISTIC EQUITY FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEMARK® TAX-EXEMPT FIXED INCOME FUND

GUIDEMARK® OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

May 26, 2017

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2016 to March 31, 2017.

Market Review

Apart from short-lived periods of market reversals, the global equity markets generally maintained a steady upward march throughout the 12-month period ended March 31, 2017. Over the period, the U.S. equity market outperformed the international developed equity markets but marginally trailed the emerging equity markets, returning 17.2%, 12.3% and 17.7%, respectively.1

During the 12-month period, U.S. stocks rallied alongside an increasingly positive market environment. The risk of recession, according to leading economic indicators, plummeted in the fourth quarter of 2016, GDP growth in the third quarter was strong at 3.5%2, unemployment continued to fall and the number of unfilled jobs rose throughout the period, and investor sentiment jumped in December to the highest level since 2001. President Trump’s promise of infrastructure spending, de-regulation and corporate tax cuts made an already positive environment even more fertile.

Internationally, political uncertainty in Europe, including Brexit and other potential populist actions in elections, weighed down returns in the developed equity markets. However, as the uncertainty lessened and expectations for stronger economic growth and supportive policy from central banks grew, international developed equity markets gained positive traction. Currency movements impacted international returns over the period and eroded returns for U.S. investors. In local currency terms, international developed equity markets outperformed the U.S. equity market with a return of 18.6%3.

Bond markets experienced weaker relative returns over the 12-month period, primarily driven by negative returns in the fourth quarter of 2016, when the U.S. bond market hit a 35-year low4. During the fourth quarter, the U.S. Federal Reserve increased the Fed Funds Rate, only the second increase in the last 10 years, and committed to future increases in 2017. This announcement and general investor anxiety around inflation impacted bond returns and resulted in foreign investors liquidating treasury positons. For the 12-month period ended March 31, 2017, U.S. bonds returned 0.4% while global bonds returned 1.9%. The differential between U.S. and global bonds widened in the fourth quarter of 2016 as the dollar rallied significantly and U.S. bonds returned -2.9% while global bonds returned -7.1%.

GuideMark® and GuidePath® Fund Review

Over the 12-month period ended March 31, 2017, the GuideMark® Funds generally trailed their respective benchmarks. The multi-factor investment approach and industry neutrality were headwinds within developed markets as the quality and momentum factors became highly correlated and negatively impacted the returns of the GuideMark® Large Cap Core, GuideMark® Small/Mid Cap Core and GuideMark® World ex-US Funds. Within emerging markets, both the value and momentum factors lifted returns allowing the GuideMark® Emerging Markets Fund to outperform its benchmark. Security selection within the healthcare sector was a headwind early in the period for the GuideMark® Opportunistic Equity Fund and while these positions rallied in the second half of the period, it wasn’t enough to erase prior losses. Credit selection and duration positioning drove the GuideMark® Core Fixed Income and GuideMark® Tax-Exempt Fixed Income Funds’ weaker relative returns. The GuideMark® Opportunistic Fixed Income Fund outperformed its benchmark due to currency and duration positioning.

The GuidePath® Funds experienced mixed results, with the lower risk funds (i.e., the GuidePath® Absolute Return Allocation and GuidePath® Flexible Income Allocation Funds) producing the strongest relative returns primarily from small equity exposures and a credit emphasis. The GuidePath® Growth Allocation and GuidePath® Conservative Allocation Funds’ returns nearly tracked their respective benchmarks, the biggest headwind being larger exposures to international markets. The GuidePath® Tactical Allocation and GuidePath® Multi-Asset Income Allocation Funds experienced the weakest relative returns and trailed their respective benchmarks. The low volatility environment created a headwind for the GuidePath® Tactical Allocation Fund, which at times had less than 100% of its assets allocated to equities. The GuidePath® Multi-Asset Income Allocation Fund trailed its benchmark due to more diversified exposures across sectors and lower exposure to high yield securities, which outperformed core bonds by approximately 16%.

Looking Ahead

The outlook for the market is highly dependent on future policy initiatives. Taking into account the number of simmering political and geopolitical issues with the potential to impact the market, this is the wrong environment to take positions dependent on the adoption of a highly specific policy agenda. Broad-based portfolio diversification across assets, strategies and geographies is prudent and appropriate.

[1]

Returns for: U.S. stocks are represented by the S&P 500® Index, international developed stocks are represented by the MSCI EAFE Index and emerging market stocks are represented by the MSCI Emerging Markets Index. Source: Morningstar, Inc., as of March 31, 2017.

[2]	Bureau of Economic Analysis, as of February 28, 2017

[3]	Morningstar, as of March 31, 2017

[4]	Zephyr Style Advisor, as of December 31, 2016

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar. It is not possible to make an investment in any index.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. Principal Underwriter GuideMark® and GuidePath® Funds: AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, is an affiliate of AssetMark, Inc. and shares its address. ©2016 AssetMark, Inc. All rights reserved.

Mutual funds are sold by prospectus. The prospectus contains information on the investment objectives, risk factors, fees and charges as well as other important information about the product and investment company that should be carefully read and considered before investing. You can obtain a prospectus by contacting your registered representative.

Past performance is no guarantee of future results.

Investment Terms

Correlation is a statistical measure of the interdependence of two random variables that range in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero and perfect positive correlation at +1.

Gross domestic product (GDP) is the monetary value of all the finished goods and services produced by a country in a given year. GDP is a common method for measuring the size and activity of a country’s economy.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Index Definitions

MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

S&P 500® Index focuses on the large-cap segment of the U.S. equity market. It includes 500 leading companies in leading industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities.

FX 2017-0504-0488/E

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 27, 2016, the market capitalization of the companies in the Russell 1000® Index ranged from $2.0 billion to $549.7 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	11.74%	9.87%	6.38%	3.92%
Institutional Shares	12.46%	10.50%	N/A	9.43%
Russell 1000® Index	17.43%	13.26%	7.58%	6.64	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 11.95%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 11.74%, underperforming the Russell 1000® Index at 17.43%.

•	High correlation between the quality and momentum factors was a significant headwind over the period especially since these two factors are normally negatively correlated.

•	Maintaining equal exposure across the quality, value, and momentum factors was a detractor to relative performance as all three factors underperformed.

•	Security selection within the Industrials and Materials sectors contributed to performance. Security selection is purely driven from a systematic factor based process.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	3.21
2	Microsoft Corp.	1.92
3	Vanguard S&P 500 ETF	1.59
4	JPMorgan Chase & Co.	1.55
5	Johnson & Johnson	1.40
6	Amazon.com, Inc.	1.24
7	Berkshire Hathaway, Inc. – Class B	1.13
8	Facebook, Inc. – Class A	1.05
9	AT&T, Inc.	0.97
10	Alphabet, Inc. – Class A	0.90

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of global emerging markets. As of July 31, 2016 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	18.78%	11.10%	3.23%	4.51%
Institutional Shares	19.61%	11.76%	N/A	9.97%
MSCI Emerging Markets Index	17.65%	1.17%	3.05%	10.06	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the MSCI Emerging Markets Index is from the inception date of the Service Shares. The MSCI Emerging Markets Index return from the inception date of the Institutional Shares is -1.04%.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 18.78%, outperforming the MSCI Emerging Markets Index at 17.65%.

•	Emerging markets experienced positive momentum over the past 12 months and greater differentiation between the value, quality and momentum factors.

•	Exposure to the value factor benefited returns and offset the negative impact from exposure to the quality factor.

•

Security selection within the Utilities and Technology sectors and China lifted returns. All three factors helped security selection within Technology and China, while momentum drove the positive security selection within Utilities.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI India ETF	8.92
2	Samsung Electronics Co., Ltd.	4.15
3	iShares Core MSCI Emerging Markets ETF	3.54
4	Tencent Holdings Ltd.	3.49
5	Taiwan Semiconductor Manufacturing Co., Ltd.	3.16
6	Alibaba Group Holding Ltd. – ADR	2.13
7	China Construction Bank Corp. – Series H	1.56
8	China Mobile Ltd.	1.34
9	Industrial & Commercial Bank of China Ltd. – Series H	1.05
10	Naspers Ltd. – N Shares	1.01

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 27, 2016, the market capitalization of the companies in the Russell 2500TM Index ranged from $133 million to $9.9 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	19.71%	11.37%	5.71%	7.18%
Institutional Shares	20.45%	12.05%	N/A	9.40%
Russell 2500TM Index	21.53%	12.60%	7.71%	8.79	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500TM Index return from the inception date of the Institutional Shares is 10.25%.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 19.71%, underperforming the Russell 2500™ Index at 21.53%.

•	High correlation between the quality and momentum factors was a significant headwind over the period especially since these two factors are normally negatively correlated.

•	While exposure to the momentum and quality factors was the dominant detractor from returns, some of the weakness was offset by the value factor which positively contributed to returns.

•

Security selection within the Real Estate and Technology sectors was additive to returns; however, performance was dampened by security selection and overweight positions within the Consumer Discretionary sector.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.14
2	IDEXX Laboratories, Inc.	0.30
3	Synopsys, Inc.	0.27
4	Foot Locker, Inc.	0.24
5	Domino’s Pizza, Inc.	0.23
6	Cadence Design System, Inc.	0.22
7	Torchmark Corp.	0.22
8	Quintiles Transnational Holdings, Inc.	0.22
9	Advanced Micro Devices, Inc.	0.22
10	MSCI, Inc.	0.21

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-US INDEX – The MSCI World ex-US Index measures the equity market performance of developed markets excluding the United States. As of July 31, 2016 the MSCI World ex-US Index consisted of 45 country indices comprising 22 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	9.85%	3.41%	-2.52%	2.26%
Institutional Shares	10.48%	4.01%	N/A	1.10%
MSCI World ex-US Index	12.52%	5.89%	1.63%	5.54	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the MSCI World ex-US Index is from the inception date of the Service Shares. The MSCI World ex-US Index return from the inception date of the Institutional Shares is 2.89%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 9.85%, underperforming the MSCI World ex-US Index at 12.52%.

•	High correlation between the quality and momentum factors was a significant headwind over the period especially since these two factors are normally negatively correlated.

•	While exposure to the momentum and quality factors was the dominant detractor from returns, some of the weakness was offset by the value factor which positively contributed to returns.

•	Overweight exposure to the Consumer Staples sector and underweight exposure to the Financials sector, driven by the quality and momentum factors, detracted from returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	1.68
2	Nestle SA	1.46
3	Roche Holding AG	1.06
4	Glencore Plc	0.82
5	Novartis AG	0.82
6	Atos SA	0.81
7	HSBC Holdings Plc	0.79
8	adidas AG	0.72
9	Bayer AG	0.66
10	British American Tobacco Plc	0.60

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. Companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Equity Fund
Service Shares	17.01%	11.60%	9.32%
Russell 3000® Index	18.07%	13.18%	12.06%

(1)	Inception date is 4/1/11.

GuideMark® Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 17.01%, underperforming the Russell 3000® Index at 18.07%.

•	Sector positioning, which results from bottom-up security selection, was the dominant driver of the underperformance as security selection positively contributed to returns.

•

Underweight exposure to the Technology and Consumer Staples sectors detracted from relative performance. Cyclical stocks mounted a strong rally based on an improving economic outlook in the U.S., including a reflationary environment post election of the U.S. President.

•

Security selection within the Industrials and Financials sectors was beneficial to returns. A higher interest rate environment created a tailwind for Financials and an improving infrastructure and construction environment lifted Industrials.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	4.43
2	Abbott Laboratories	3.15
3	Alphabet, Inc. – Class A	3.09
4	United Continental Holdings, Inc.	2.75
5	Twenty-First Century Fox, Inc. – Class B	2.58
6	Berkshire Hathaway, Inc. – Class B	2.06
7	MetLife, Inc.	1.86
8	Vail Resorts, Inc.	1.85
9	Hub Group, Inc. – Class A	1.73
10	Microsoft Corp.	1.70

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	0.02%	1.55%	3.32%	3.90%
Institutional Shares	0.74%	2.05%	N/A	2.66%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%	4.71	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 3.04%.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 0.02%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 0.44%.

•

Bias to corporate credit was additive to returns but preference for higher quality holdings tempered return potential as, for much of the period, lower quality credit outperformed higher quality corporate bonds.

•	Maintaining a more neutral duration position tempered returns for much of the year with the Federal Reserve System’s more dovish interest rate stance.

•	Overweight exposure to commercial mortgage-backed securities, agency mortgage-backed securities and mortgage passthroughs were headwinds as the mortgage sector was a laggard for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Bond, 3.125%, 11/15/2041	2.76
2	Federal Home Loan Mortgage Corp., Pool #TBA, 3.500%, 04/15/2042	2.58
3	U.S. Treasury Note, 2.000%, 11/15/2021	2.34
4	U.S. Treasury Note, 2.000%, 02/15/2022	2.16
5	Federal Home Loan Mortgage Corp., Pool #TBA, 3.000%, 04/15/2043	1.83
6	U.S. Treasury Bond, 0.125%, 07/15/2024	1.79
7	U.S. Treasury Note, 2.375%, 08/15/2024	1.45
8	Federal National Mortgage Association, Pool #TBA, 2.500%, 04/15/2028	1.37
9	U.S. Treasury Bond, 2.500%, 05/15/2046	1.25
10	U.S. Treasury Note, 0.750%, 07/15/2019	1.23

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MUNICIPAL BOND INDEX – The Bloomberg Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Tax-Exempt Fixed Income Fund
Service Shares	-0.82%	2.41%	3.35%	3.43%
Bloomberg Barclays Municipal Bond Index	0.15%	3.24%	4.33%	4.69%

(1)	Inception date is 6/29/01.

GuideMark® Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned -0.82%, underperforming the Bloomberg Barclays Municipal Bond Index at 0.15%.

•	The Fund’s exposure to A-rated securities and relative curve positioning detracted from returns.

•	Exposure to BBB-rated bonds and below investment grade bonds was generally additive to overall returns.

•	Security selection within 5-year maturities created some performance lag relative to the Fund’s benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	New York Environmental Facilities Corporation, Series B, Revenue Bond, 5.500%, 10/15/2027	2.11
2	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond, 5.000%, 09/01/2029	1.94
3	Wisconsin, Series 2, Refunding, GO, 5.000%, 05/01/2025	1.90
4	Regional Transportation District, Series A, Revenue Bond, 5.000%, 11/01/2027	1.90
5	California Statewide Community Development Authority, Series A, Revenue Bond, CMI Insured, 5.000%, 08/01/2034	1.90
6	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond, 5.500%, 06/01/2022	1.89
7	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond, 5.000%, 01/01/2026	1.88
8	Omaha Public Power District, Series B, Prerefunded, Revenue Bond, 5.000%, 02/01/2027	1.87
9	California, GO, 6.500%, 04/01/2033	1.82
10	Fishers Industry Redevelopment District, Revenue Bond, 5.250%, 07/15/2034	1.82

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS MULTIVERSE INDEX – The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed-income bond market, and captures investment grade and high yield securities in all eligible currencies.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuideMark® Opportunistic Fixed Income Fund
Service Shares	8.20%	2.46%	2.14%
Institutional Shares	8.77%	2.96%	2.54%
Bloomberg Barclays Multiverse Index	-1.02%	0.65%	1.48	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays Multiverse Index is from the inception date of the Service Shares. The Bloomberg Barclays Multiverse Index return from the inception date of the Institutional Shares is 0.91%.

GuideMark® Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 8.20%, outperforming the Bloomberg Barclays Multiverse Index at -1.02%.

•	Strong performance resulted from currency positioning and defensive duration positioning in the second half of the period.

•	Net long exposure to select Latin American currencies including the Brazilian Real and the Uruguayan Peso along with an underweight exposure to the Euro benefited returns over the period.

•

A significant underweight exposure in longer-dated U.S. Treasury bonds was rewarded as rates moved higher in the second half of the period after being a headwind for the first six months of the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Brazil Letras do Tesouro Nacional, 0.000% (yielding 9.538%), 01/01/2019	7.29
2	Indonesia Treasury Bond, 8.375%, 09/15/2026	5.04
3	Mexican Bonos, 4.750%, 06/14/2018	3.89
4	Argentine Bonos del Tesoro, 15.500%, 10/17/2026	3.28
5	Mexican Bonos, 5.000%, 12/11/2019	2.87
6	Colombian TES, 7.750%, 09/18/2030	2.50
7	India Government Bond, 8.125%, 09/21/2022	2.17
8	Federal National Mortgage Association, Pool #2014-95, 3.000%, 04/25/2041	2.08
9	Philippine Government Bond, 3.875%, 11/22/2019	1.89
10	Indonesia Treasury Bond, 8.375%, 03/15/2024	1.82

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	12.91%	6.33%	4.54%
Institutional Shares	13.54%	N/A	7.20%
S&P® Target Risk Aggressive Index	13.22%	9.16%	7.76	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 9.25%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 12.91% performing mostly inline with the S&P® Target Risk Aggressive Index at 13.22%.

•

Returns benefited from exposure to small and mid cap equities as risk appetites increased and were further fueled by the potential growth initiatives of the administration of the newly elected U.S. President. Emerging market equities added to gains helped by higher commodity prices.

•	Small exposures to both global REITs and to long-dated Treasuries tempered performance as yields rose over the period.

•	Exposure to high yield bonds benefited returns from tightening credit spreads as did exposure to emerging market debt on strengthening commodity prices.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	22.85
2	GuideMark® World ex-US Fund – Institutional Shares	12.43
3	Vanguard FTSE Developed Markets ETF	12.37
4	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	10.29
5	GuideMark® Large Cap Core Fund – Institutional Shares	7.05
6	iShares Core MSCI Emerging Markets ETF	6.14
7	SPDR S&P China ETF	3.93
8	Vanguard REIT ETF	3.21
9	iShares 20+ Year Treasury Bond ETF	2.59
10	SPDR S&P 600 Small Cap Growth ETF	2.40

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	5.44%	4.28%	3.35%
Institutional Shares	6.09%	N/A	4.85%
S&P® Target Risk Conservative Index	5.73%	4.42%	4.42	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 4.21%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 5.44% performing mostly inline with the S&P® Target Risk Conservative Index at 5.73%.

•

Returns benefited from exposure to small and mid cap equities as risk appetites increased and were further fueled by the potential growth initiatives of the administration of the newly elected U.S. President. A small exposure to emerging market equities added to gains helped by higher commodity prices.

•	Exposure to long-dated Treasuries tempered performance as yields rose over the period. A small exposure to international Treasury bonds also dragged on returns.

•	Exposure to high yield bonds benefited returns from tightening credit spreads as did exposure to emerging market debt on strengthening commodity prices.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares 7-10 Year Treasury Bond ETF	12.37
2	Vanguard Mortgage-Backed Securities ETF	9.21
3	iShares 20+ Year Treasury Bond ETF	8.25
4	Vanguard S&P 500 ETF	8.03
5	Vanguard FTSE Developed Markets ETF	7.21
6	SPDR Bloomberg Barclays High Yield Bond ETF	6.12
7	GuideMark® Small/Mid Cap Core Fund – Institutional Shares	5.84
8	iShares 1-3 Year Treasury Bond ETF	5.03
9	iShares Edge MSCI Min Vol USA ETF	5.00
10	GuideMark® World ex-US Fund – Institutional Shares	4.42

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	10.05%	3.92%	2.57%
Institutional Shares	10.63%	N/A	4.43%
S&P 500® Daily Risk Control 10% Index	14.40%	8.39%	6.58	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 8.66%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 10.05% underperforming the S&P 500 Daily Risk Control 10% Index at 14.40%.

•	Lower relative equity exposure was a key driver of the underperformance during a time when equities were strong.

•

Exposure to international developed markets, particularly Europe, dampened performance on the strength of the U.S. dollar. Exposure to global REITs and global infrastructure equity also tempered returns.

•

Positioning in U.S. value oriented equities across capitalizations proved beneficial to returns as value stocks were favored and outperformed growth stocks during the period. Exposure to floating rate notes helped performance.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	53.81
2	iShares TIPS Bond ETF	13.08
3	Vanguard Extended Market ETF	9.84
4	Vanguard Value ETF	5.28
5	Vanguard Growth ETF	4.04
6	Vanguard Mid-Cap Value ETF	3.78
7	Technology Select Sector SPDR Fund	3.40
8	Vanguard Small-Cap Value ETF	2.88
9	Vanguard Small-Cap Growth ETF	2.80

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	8.54%	2.75%	2.49%
Institutional Shares	9.14%	N/A	3.33%
Citigroup 3-Month Treasury Bill Index	0.34%	0.11%	0.10	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.12%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 8.54% outperforming the Citigroup 3-Month Treasury Bill Index at 0.34%.

•	The primary driver of outperformance was a sizable allocation to high yield bonds which benefited from tightening credit spreads.

•

The flexibility to diversify beyond fixed income proved beneficial. A small exposure to U.S. value equities lifted returns as value stocks were favored and led the strong gains seen in the broader equity markets.

•	Exposure to opportunistic fixed income added to returns helped by the rise of emerging market debt on strengthening commodity prices.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR Bloomberg Barclays High Yield Bond ETF	22.74
2	BlackRock High Yield Portfolio – Institutional Shares	14.60
3	JPMorgan Unconstrained Debt Fund – Select Shares	8.22
4	Oppenheimer Fundamental Alternatives Fund – Institutional Shares	8.14
5	JPMorgan Systematic Alpha Fund – Institutional Shares	5.46
6	Vanguard High – Yield Corporate Fund – Admiral Shares	5.42
7	Navigator Tactical Fixed Income Fund – Institutional Shares	4.96
8	GuideMark® Core Fixed Income Fund – Institutional Shares	4.40
9	T. Rowe Price Institutional Floating Rate Fund	4.38
10	Gateway Fund – Class Y	3.74

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund
Service Shares	8.24%	4.72%
Morningstar Multi-Asset High Income Index	9.45%	4.32%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 8.24% underperforming the Morningstar Multi-Asset High Income Index at 9.45%.

•

Lower relative exposure to high yield bonds which saw double digit returns on tightening credit spreads dampened performance. Small exposures to both global REITs and to long-dated Treasuries tempered performance as yields rose over the period.

•

Returns benefited from exposure to small cap dividend equities as risk appetites increased and were further fueled by the potential growth initiatives of the administration of the newly elected U.S. President. Emerging market dividend equities added to gains, along with a country specific exposure to Australian equity, both helped by strengthening commodity prices.

•	Exposure to preferred stocks which lagged the broader markets tempered returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	WisdomTree High Dividend Fund	12.56
2	BlackRock Global Dividend Portfolio – Institutional Shares	10.42
3	T. Rowe Price Institutional Floating Rate Fund	9.52
4	Vanguard High-Yield Corporate Fund – Admiral Shares	8.05
5	iShares International Select Dividend ETF	8.02
6	iShares U.S. Preferred Stock ETF	6.91
7	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	6.10
8	Loomis Sayles Global Equity and Income Fund – Institutional Shares	5.45
9	GuideMark® Opportunistic Fixed Income Fund – Institutional Shares	3.50
10	Vanguard Total Bond Market ETF	2.65

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	2.73%	0.95%
Institutional Shares	3.23%	1.69%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	1.78	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 1.88%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2017, the Fund’s Service Shares returned 2.73% outperforming the Bloomberg Barclays US Aggregate Bond Index at 0.44%.

•

Fixed income exposure to high yield bonds benefited returns from tightening credit spreads as did exposure to emerging market debt on strengthening commodity prices. Exposure to floating rate notes also added to performance.

•	Exposure to mortgage-backed securities and positioning in short-to-intermediate term Treasury securities tempered performance as yields rose over the period.

•	The flexibility to diversify beyond traditional fixed income proved beneficial. Modest exposure to broad market global equities lifted performance on strong returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	DoubleLine Total Return Bond Fund – Institutional Shares	12.00
2	iShares 7-10 Year Treasury Bond ETF	9.88
3	Vanguard Intermediate-Term Corporate Bond ETF	9.87
4	T. Rowe Price Institutional Floating Rate Fund	8.86
5	Vanguard High-Yield Corporate Fund – Admiral Shares	7.40
6	Vanguard Mortgage-Backed Securities ETF	7.38
7	iShares 3-7 Year Treasury Bond ETF	7.36
8	iShares J.P. Morgan USD Emerging Markets Bond ETF	5.58
9	DoubleLine Low Duration Bond Fund – Institutional Shares	5.07
10	BlackRock Low Duration Bond Portfolio – Institutional Shares	3.80

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – The Citigroup 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	-9.70%	-10.25%
Institutional Shares	-9.17%	-9.65%
Citigroup 3-Month Treasury Bill Index	0.34%	0.32%
SG Trend Index	-9.82%	-9.93%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2017, the Fund’s Service Shares returned -9.70%, underperforming the Citigroup 3-Month Treasury Bill Index at 0.34% and outperforming the SG Trend Index at -9.82%.

•	Long exposure to global equities contributed positively as pro-growth policies in the U.S. helped lift the performance of global equities.

•	Long positions in longer dated Treasuries dampened returns as the trends in interest rates reversed and rose in the second half of the period.

•	Long positions in commodities combined with short positions in currencies including the Mexican Peso hurt returns as shorter term trends reversed over the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of March 31, 2017.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2017

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2016 to March 31, 2017.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2017

Fund		Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio[1] based on the period October 1, 2016 – March 31, 2017	Expenses Paid During Period[2] October 1, 2016 – March 31, 2017
INSTITUTIONAL SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,076.10	0.67%	$3.47
	Hypothetical[3]	$1,000.00	$1,021.59	0.67%	$3.38
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$1,071.60	1.07%	$5.53
	Hypothetical[3]	$1,000.00	$1,019.60	1.07%	$5.39
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,097.10	0.90%	$4.71
	Hypothetical[3]	$1,000.00	$1,020.44	0.90%	$4.53
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,054.40	0.81%	$4.15
	Hypothetical[3]	$1,000.00	$1,020.89	0.81%	$4.08
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$979.40	0.71%	$3.50
	Hypothetical[3]	$1,000.00	$1,021.39	0.71%	$3.58
GuideMark® Opportunistic Fixed Income Fund	Actual	$1,000.00	$1,089.60	0.95%	$4.95
	Hypothetical[3]	$1,000.00	$1,020.19	0.95%	$4.78
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,064.20	0.42%	$2.16
	Hypothetical[3]	$1,000.00	$1,022.84	0.42%	$2.12
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,007.90	0.50%	$2.50
	Hypothetical[3]	$1,000.00	$1,022.44	0.50%	$2.52
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,068.70	0.53%	$2.73
	Hypothetical[3]	$1,000.00	$1,022.29	0.53%	$2.67
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,029.40	0.62%	$3.14
	Hypothetical[3]	$1,000.00	$1,021.84	0.62%	$3.13
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$996.70	0.49%	$2.44
	Hypothetical[3]	$1,000.00	$1,022.49	0.49%	$2.47
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$962.60	1.30%	$6.36
	Hypothetical[3]	$1,000.00	$1,018.45	1.30%	$6.54
[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2017

Fund		Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Annualized Expense Ratio[1] based on the period October 1, 2016 – March 31, 2017	Expenses Paid During Period[2] October 1, 2016 – March 31, 2017
SERVICE SHARES
GuideMark® Large Cap	Actual	$1,000.00	$1,072.90	1.24%	$6.41
Core Fund	Hypothetical[3]	$1,000.00	$1,018.75	1.24%	$6.24
GuideMark® Emerging	Actual	$1,000.00	$1,067.90	1.65%	$8.51
Markets Fund	Hypothetical[3]	$1,000.00	$1,016.70	1.65%	$8.30
GuideMark® Small/Mid Cap	Actual	$1,000.00	$1,094.00	1.48%	$7.73
Core Fund	Hypothetical[3]	$1,000.00	$1,017.55	1.48%	$7.44
GuideMark® World	Actual	$1,000.00	$1,051.80	1.41%	$7.21
ex-US Fund	Hypothetical[3]	$1,000.00	$1,017.90	1.41%	$7.09
GuideMark® Opportunistic	Actual	$1,000.00	$1,110.10	1.64%	$8.63
Equity Fund	Hypothetical[3]	$1,000.00	$1,016.75	1.64%	$8.25
GuideMark® Core	Actual	$1,000.00	$975.50	1.31%	$6.45
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.40	1.31%	$6.59
GuideMark® Tax-Exempt	Actual	$1,000.00	$975.50	1.29%	$6.35
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.50	1.29%	$6.49
GuideMark® Opportunistic	Actual	$1,000.00	$1,086.90	1.55%	$8.06
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.20	1.55%	$7.80
GuidePath® Growth	Actual	$1,000.00	$1,060.90	1.02%	$5.24
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.85	1.02%	$5.14
GuidePath® Conservative	Actual	$1,000.00	$1,005.80	1.09%	$5.45
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.50	1.09%	$5.49
GuidePath® Tactical	Actual	$1,000.00	$1,066.20	1.12%	$5.77
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.35	1.12%	$5.64
GuidePath® Absolute Return	Actual	$1,000.00	$1,026.70	1.22%	$6.16
Allocation Fund	Hypothetical[3]	$1,000.00	$1,018.85	1.22%	$6.14
GuidePath® Multi-Asset Income	Actual	$1,000.00	$1,024.30	1.16%	$5.85
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.15	1.16%	$5.84
GuidePath® Flexible Income	Actual	$1,000.00	$993.60	1.09%	$5.42
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.50	1.09%	$5.49
GuidePath® Managed Futures	Actual	$1,000.00	$959.20	1.90%	$9.28
Strategy Fund	Hypothetical[3]	$1,000.00	$1,015.46	1.90%	$9.55
[1]	The expense ratio excludes the securities lending credit.

[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	COMMON STOCKS - 95.17%
	Aerospace & Defense - 1.41%
2,489	BE Aerospace, Inc.	$159,570
1,805	Boeing Co.	319,232
1,017	BWX Technologies, Inc.	48,409
980	General Dynamics Corp.	183,456
2,635	HEICO Corp. (a)	229,772
3,151	HEICO Corp. - Class A	236,325
3,322	Honeywell International, Inc.	414,818
1,496	Huntington Ingalls Industries, Inc.	299,559
1,399	L3 Technologies, Inc.	231,241
314	Lockheed Martin Corp.	84,026
962	Northrop Grumman Corp.	228,802
767	Raytheon Co.	116,968
2,265	Spirit AeroSystems Holdings, Inc. - Class A	131,189
1,488	United Technologies Corp.	166,968

		2,850,335

	Air Freight & Logistics - 0.35%
4,512	C.H. Robinson Worldwide, Inc. (a)	348,732
1,887	Expeditors International of Washington (a)	106,597
541	FedEx Corp.	105,576
1,424	United Parcel Service, Inc. - Class B	152,795

		713,700

	Airlines - 0.91%
607	Alaska Air Group, Inc.	55,978
2,401	Copa Holdings SA - Class A (a)	269,512
7,787	Delta Air Lines, Inc.	357,890
20,080	JetBlue Airways Corp. (b)	413,849
2,866	Southwest Airlines Co. (a)	154,076
8,405	United Continental Holdings, Inc. (b)	593,729

		1,845,034

	Auto Components - 0.07%
936	Lear Corp.	132,519

	Automobiles - 0.36%
39,503	Ford Motor Co.	459,815
2,781	Thor Industries, Inc.	267,337

		727,152

	Banks - 4.74%
646	Bank Hawaii Corp.	53,205
73,731	Bank of America Corp.	1,739,314
2,588	BB&T Corp. (a)	115,684
6,100	CIT Group, Inc.	261,873
18,563	Citigroup, Inc.	1,110,439
3,447	Citizens Financial Group, Inc.	119,094
978	Commerce Bancshares, Inc. (a)	54,924
639	Cullen Frost Bankers, Inc. (a)	56,852
1,149	East West Bancorp, Inc. (a)	59,300
8,301	Fifth Third Bancorp	210,845
35,811	JPMorgan Chase & Co.	3,145,638
6,646	KeyCorp	118,166
790	M&T Bank Corp.	122,237
1,849	PNC Financial Services Group, Inc.	222,324
6,121	Popular, Inc.	249,308
11,489	Regions Financial Corp.	166,935
2,485	SunTrust Banks, Inc.	137,420
258	SVB Financial Group (b)	48,011
5,421	U.S. Bancorp (a)	279,182

Number of Shares		Value
	Banks (Continued)
24,059	Wells Fargo & Co.	$1,339,124

		9,609,875

	Beverages - 1.13%
2,127	Brown-Forman Corp. - Class A	100,118
2,484	Brown-Forman Corp. - Class B	114,711
1,656	Dr. Pepper Snapple Group, Inc.	162,155
3,169	Monster Beverage Corp. (b)	146,313
11,081	PepsiCo, Inc.	1,239,521
12,516	The Coca-Cola Co.	531,179

		2,293,997

	Biotechnology - 1.53%
2,782	Amgen, Inc.	456,443
2,366	Biogen, Inc. (b)	646,912
3,662	Celgene Corp. (b)	455,663
11,221	Gilead Sciences, Inc.	762,130
1,745	Seattle Genetics, Inc. (b)	109,691
2,859	United Therapeutics Corp. (b)	387,051
2,506	Vertex Pharmaceuticals, Inc. (b)	274,031

		3,091,921

	Building Products - 0.81%
4,746	A. O. Smith Corp. (a)	242,805
1,407	Allegion Plc	106,510
1,377	Fortune Brands Home & Security, Inc.	83,790
2,250	Lennox International, Inc. (a)	376,425
4,731	Masco Corp.	160,807
7,591	Owens Corning, Inc.	465,860
6,552	USG Corp. (a)(b)	208,354

		1,644,551

	Capital Markets - 0.93%
362	Ameriprise Financial, Inc.	46,944
7,543	Artisan Partners Asset Management, Inc. - Class A	208,187
11,907	Donnelley Financial Solutions, Inc. (b)	229,686
5,735	Eaton Vance Corp.	257,846
4,177	Federated Investors, Inc. - Class B	110,022
3,866	Lazard Ltd. - Class A - ADR	177,797
1,703	LPL Financial Holdings, Inc.	67,830
7,664	Morgan Stanley	328,326
838	Raymond James Financial, Inc.	63,906
1,590	SEI Investments Co.	80,200
1,520	T. Rowe Price Group, Inc.	103,588
1,748	The Bank of New York Mellon Corp.	82,558
3,111	The Charles Schwab Corp.	126,960

		1,883,850

	Chemicals - 1.64%
3,566	AdvanSix, Inc. (b)	97,423
2,508	Albemarle Corp. (a)	264,945
3,923	Cabot Corp.	235,027
1,731	E.I. du Pont de Nemours & Co.	139,051
2,008	Eastman Chemical Co.	162,247
882	Ecolab, Inc.	110,550
778	FMC Corp.	54,141
27,974	Huntsman Corp. (a)	686,482
357	International Flavors & Fragrances, Inc. (a)	47,313
465	LyondellBasell Industries NV - Class A	42,403
1,331	Monsanto Co.	150,669
367	NewMarket Corp. (a)	166,336

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
10,258	Platform Specialty Products Corp. (b)	$133,559
1,924	PPG Industries, Inc.	202,174
3,943	RPM International, Inc.	216,983
3,386	The Dow Chemical Co.	215,147
2,394	The Scotts Miracle-Gro Co. - Class A (a)	223,576
1,627	Valspar Corp.	180,499

		3,328,525

	Commercial Services & Supplies - 1.02%
578	Avery Dennison Corp.	46,587
2,921	Cintas Corp.	369,623
3,988	Copart, Inc. (b)	246,977
16,501	LSC Communications, Inc.	415,165
4,905	Republic Services, Inc.	308,083
8,373	Rollins, Inc. (a)	310,890
5,194	Waste Management, Inc.	378,746

		2,076,071

	Communications Equipment - 1.38%
1,756	Arista Networks, Inc. (a)(b)	232,266
12,290	ARRIS International Plc (b)	325,070
12,107	Brocade Communications Systems, Inc.	151,095
27,846	Cisco Systems, Inc.	941,195
2,194	F5 Networks, Inc. (b)	312,799
1,221	Harris Corp.	135,861
1,496	Juniper Networks, Inc.	41,634
1,008	Motorola Solutions, Inc.	86,910
9,945	QUALCOMM, Inc.	570,246

		2,797,076

	Construction & Engineering - 1.17%
15,074	AECOM (a)(b)	536,484
17,554	Chicago Bridge & Iron Co. NV	539,785
3,746	Fluor Corp.	197,115
11,618	Jacobs Engineering Group, Inc. (a)	642,243
12,325	Quanta Services, Inc. (b)	457,381

		2,373,008

	Construction Materials - 0.13%
554	Eagle Materials, Inc.	53,816
993	Martin Marietta Materials, Inc.	216,722

		270,538

	Consumer Finance - 1.47%
25,107	Ally Financial, Inc.	510,425
5,505	American Express Co.	435,501
7,093	Capital One Financial Corp.	614,679
540	Credit Acceptance Corp. (a)(b)	107,682
2,540	Discover Financial Services	173,711
35,754	Navient Corp.	527,729
41,182	Santander Consumer USA Holdings, Inc. (a)(b)	548,544
1,658	Synchrony Financial	56,869

		2,975,140

	Containers & Packaging - 0.34%
840	Bemis Co., Inc. (a)	41,043
1,308	Berry Plastics Group, Inc. (b)	63,530
4,436	Graphic Packaging Holding Co.	57,091
3,914	Owens-Illinois, Inc. (b)	79,767
2,636	Packaging Corp. of America	241,510
775	Sonoco Products Co. (a)	41,013

Number of Shares		Value
	Containers & Packaging (Continued)
3,241	WestRock Co.	$168,629

		692,583

	Distributors - 0.16%
2,101	Genuine Parts Co.	194,153
4,615	LKQ Corp. (b)	135,081

		329,234

	Diversified Consumer Services - 0.28%
492	Graham Holdings Co. - Class B	294,979
9,286	H&R Block, Inc.	215,899
1,224	ServiceMaster Global Holdings, Inc. (b)	51,102

		561,980

	Diversified Financial Services - 0.82%
4,610	CBOE Holdings, Inc.	373,733
1,483	CME Group, Inc.	176,180
1,992	Leucadia National Corp.	51,792
2,097	MarketAxess Holdings, Inc.	393,166
2,778	MSCI, Inc.	269,994
3,108	S&P Global, Inc.	406,340

		1,671,205

	Diversified Telecommunication Services - 1.71%
47,108	AT&T, Inc. (a)	1,957,338
13,707	CenturyLink, Inc. (a)	323,074
2,279	Level 3 Communications, Inc. (b)	130,404
19,648	Verizon Communications, Inc.	957,840
3,048	Zayo Group Holdings, Inc. (b)	100,279

		3,468,935

	Electric Utilities - 0.92%
9,631	AES Corp.	107,675
659	American Electric Power Co., Inc.	44,239
1,603	Avangrid, Inc.	68,512
540	Duke Energy Corp.	44,285
2,356	Edison International	187,561
582	Entergy Corp. (a)	44,209
5,973	Exelon Corp.	214,909
2,025	FirstEnergy Corp. (a)	64,435
2,713	Hawaiian Electric Industries, Inc.	90,370
1,970	NextEra Energy, Inc.	252,889
5,966	OGE Energy Corp.	208,691
2,127	Pinnacle West Capital Corp.	177,349
854	Southern Co.	42,512
3,982	Westar Energy, Inc.	216,103
2,382	Xcel Energy, Inc. (a)	105,880

		1,869,619

	Electrical Equipment - 0.63%
844	Acuity Brands, Inc. (a)	172,176
856	Agilent Technologies, Inc. (a)	45,257
2,056	Eaton Corp. Plc	152,452
730	Emerson Electric Co.	43,698
7,905	Regal Beloit Corp. (a)	598,013
1,653	Rockwell Automation, Inc.	257,389

		1,268,985

	Electronic Equipment, Instruments & Components - 0.92%
3,783	Amphenol Corp. - Class A	269,236
2,162	Arrow Electronics, Inc. (b)	158,712
1,476	CDW Corp. (a)	85,180
3,706	Cognex Corp.	311,119

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
12,337	Corning, Inc. (a)	$333,099
3,019	Dolby Laboratories, Inc. - Class A	158,226
14,937	Fitbit, Inc. - Class A (a)(b)	88,427
3,391	Keysight Technologies, Inc. (b)	122,551
6,720	National Instruments Corp.	218,803
1,914	Trimble Navigation Ltd. (b)	61,267
685	Zebra Technologies Corp. - Class A (b)	62,506

		1,869,126

	Energy Equipment & Services - 1.33%
3,683	Baker Hughes, Inc.	220,317
42,486	Ensco Plc - Class A	380,250
5,204	Halliburton Co.	256,089
69,651	Noble Corp. Plc (a)	431,140
12,292	Oceaneering International, Inc. (a)	332,867
4,891	Patterson-UTI Energy, Inc. (a)	118,704
33,778	Rowan Cos., Inc. - Class A (a)(b)	526,261
2,615	RPC, Inc. (a)	47,881
649	Schlumberger Ltd. - ADR	50,687
26,525	Transocean, Ltd. - ADR (a)(b)	330,236

		2,694,432

	Food & Staples Retailing - 2.52%
1,448	Casey’s General Stores, Inc. (a)	162,538
3,261	Costco Wholesale Corp.	546,837
10,893	CVS Caremark Corp.	855,101
9,562	Kroger Co.	281,983
27,628	Rite Aid Corp. (b)	117,419
13,209	Sprouts Farmers Market, Inc. (a)(b)	305,392
8,790	SYSCO Corp.	456,377
3,897	US Foods Holding Corp. (b)	109,038
7,499	Walgreens Boots Alliance, Inc.	622,792
18,941	Wal-Mart Stores, Inc.	1,365,267
9,622	Whole Foods Market, Inc. (a)	285,966

		5,108,710

	Food Products - 2.72%
5,406	Archer Daniels Midland Co.	248,892
10,209	Blue Buffalo Pet Products, Inc. (a)(b)	234,807
7,220	Bunge Ltd.	572,257
967	Campbell Soup Co. (a)	55,351
6,256	ConAgra Foods, Inc.	252,367
24,165	Flowers Foods, Inc. (a)	469,043
683	General Mills, Inc. (a)	40,304
2,152	Hershey Co.	235,106
3,066	Ingredion, Inc.	369,238
584	Kellogg Co.	42,404
1,120	Lamb Weston Holdings, Inc.	47,107
771	McCormick & Co, Inc. - Non Voting	75,211
1,315	Mondelez International, Inc. - Class A	56,650
3,648	Pinnacle Foods, Inc.	211,110
4,402	Post Holdings, Inc. (a)(b)	385,263
6,282	The Hain Celestial Group, Inc. (b)	233,690
1,843	The J.M. Smucker Co.	241,581
1,425	The Kraft Heinz Co.	129,404
2,663	The WhiteWave Foods Co. (b)	149,528
7,916	TreeHouse Foods, Inc. (a)(b)	670,169
12,929	Tyson Foods, Inc. - Class A (a)	797,849

		5,517,331

Number of Shares		Value
	Gas Utilities - 0.42%
2,383	National Fuel Gas Co.	$142,075
5,614	ONEOK, Inc. (a)	311,240
7,870	UGI Corp.	388,778

		842,093

	Health Care Equipment & Supplies - 1.65%
2,443	ABIOMED, Inc. (a)(b)	305,863
4,115	Align Technology, Inc. (b)	472,032
898	Baxter International, Inc. (a)	46,570
240	Becton, Dickinson & Co.	44,026
1,750	Boston Scientific Corp. (b)	43,522
879	C.R. Bard, Inc.	218,467
3,434	DexCom, Inc. (a)(b)	290,963
2,059	Edwards Lifesciences Corp. (b)	193,690
691	Hill-Rom Holdings, Inc.	48,785
4,193	IDEXX Laboratories, Inc. (a)(b)	648,280
63	Intuitive Surgical, Inc. (a)(b)	48,288
555	Medtronic Plc	44,711
3,512	Stryker Corp.	462,355
246	Teleflex, Inc.	47,657
978	The Cooper Companies, Inc. (a)	195,492
2,769	West Pharmaceutical Services, Inc. (a)	225,978

		3,336,679

	Health Care Providers & Services - 2.70%
3,553	Aetna, Inc. (a)	453,185
2,345	Anthem, Inc.	387,816
1,734	Cardinal Health, Inc. (a)	141,408
5,237	Centene Corp. (b)	373,189
812	Cerner Corp. (a)(b)	47,786
2,462	CIGNA Corp.	360,658
2,921	Davita, Inc. (b)	198,540
5,419	Express Scripts Holding Co. (a)(b)	357,166
525	HCA Holdings, Inc. (a)(b)	46,720
1,152	Henry Schein, Inc. (b)	195,805
614	Laboratory Corporation of America Holdings (a)(b)	88,091
1,990	McKesson Corp.	295,037
1,385	Patterson Cos., Inc. (a)	62,644
1,157	PerkinElmer, Inc.	67,175
1,439	Premier, Inc. - Class A (b)	45,803
1,720	Quest Diagnostics, Inc. (a)	168,887
9,446	UnitedHealth Group, Inc.	1,549,239
1,051	VCA, Inc. (b)	96,167
3,825	WellCare Health Plans, Inc. (b)	536,303

		5,471,619

	Health Care Technology - 0.42%
18,859	Allscripts Healthcare Solutions, Inc. (a)(b)	239,132
2,823	athenahealth, Inc. (a)(b)	318,124
5,638	Veeva Systems, Inc. - Class A (a)(b)	289,117

		846,373

	Hotels, Restaurants & Leisure - 1.79%
2,246	Aramark	82,810
3,814	Brinker International, Inc. (a)	167,663
2,935	Carnival Corp. - ADR	172,901
2,476	Choice Hotels International, Inc.	154,998
1,386	Darden Restaurants, Inc. (a)	115,967
3,233	Domino’s Pizza, Inc.	595,842
1,046	Dunkin’ Brands Group, Inc.	57,195

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hotels, Restaurants & Leisure (Continued)
2,669	Extended Stay America, Inc.	$42,544
931	Hilton Worldwide Holdings, Inc.	54,426
3,600	Hyatt Hotels Corp. - Class A (a)(b)	194,328
17,547	International Game Technology Plc	415,864
749	Las Vegas Sands Corp.	42,745
989	Marriott International, Inc. - Class A (a)	93,144
3,964	McDonald’s Corp.	513,774
530	Panera Bread Co. - Class A (a)(b)	138,791
5,697	Starbucks Corp.	332,648
3,951	The Wendy’s Co.	53,773
253	Vail Resorts, Inc.	48,551
1,443	Wyndham Worldwide Corp.	121,630
2,320	Yum Brands, Inc.	148,248
2,839	Yum China Holdings, Inc. (a)(b)	77,221

		3,625,063

	Household Durables - 0.28%
1,086	Garmin Ltd. (a)	55,506
38	NVR, Inc. (a)(b)	80,061
2,174	Tempur Sealy International, Inc. (a)(b)	101,004
5,182	Tupperware Brands Corp. (a)	325,015

		561,586

	Household Products - 1.35%
1,833	Church & Dwight, Inc. (a)	91,412
2,013	Clorox Co. (a)	271,413
6,329	Colgate-Palmolive Co.	463,219
1,918	Energizer Holdings, Inc. (a)	106,928
2,690	Kimberly-Clark Corp.	354,085
14,775	Procter & Gamble Co.	1,327,534
862	Spectrum Brands Holdings, Inc. (a)	119,827

		2,734,418

	Independent Power and Renewable Electricity Producers - 0.76%
66,146	Calpine Corp. (a)(b)	730,913
43,277	NRG Energy, Inc. (a)	809,280

		1,540,193

	Industrial Conglomerates - 0.90%
4,571	3M Co.	874,569
858	Carlisle Companies, Inc. (a)	91,300
29,097	General Electric Co.	867,091

		1,832,960

	Insurance - 3.66%
2,734	Aflac, Inc.	197,996
3,587	Allied World Assurance Co. Holdings, Ltd.	190,470
643	Allstate Corp.	52,398
474	American Financial Group, Inc.	45,229
1,991	Aon Plc	236,312
463	Arch Capital Group, Ltd. - ADR (b)	43,878
1,688	Arthur J. Gallagher & Co.	95,439
2,515	Aspen Insurance Holdings, Ltd.	130,906
2,533	Assurant, Inc.	242,332
4,441	Assured Guaranty, Ltd.	164,805
1,395	Axis Capital Holdings, Ltd.	93,507
13,742	Berkshire Hathaway, Inc. - Class B (b)	2,290,516
2,479	Brown & Brown, Inc.	103,424
320	Chubb Limited (a)	43,600
2,216	Erie Indemnity Co. - Class A	271,903

Number of Shares		Value
	Insurance (Continued)
614	Everest Re Group, Ltd.	$143,559
3,277	First American Financial Corp.	128,721
4,137	Lincoln National Corp.	270,767
8,685	Marsh & McLennan Cos., Inc.	641,735
3,028	MetLife, Inc.	159,939
6,137	Old Republic International Corp.	125,686
2,213	Principal Financial Group, Inc. (a)	139,662
5,126	Prudential Financial, Inc.	546,842
3,567	Reinsurance Group of America	452,938
584	RenaissanceRe Holdings, Ltd.	84,476
1,506	The Travelers Cos., Inc.	181,533
1,266	Torchmark Corp.	97,533
5,299	Unum Group	248,470

		7,424,576

	Internet & Direct Marketing Retail - 2.21%
2,842	Amazon.com, Inc. (b)	2,519,547
830	Expedia, Inc.	104,721
84,532	Groupon, Inc. (a)(b)	332,211
5,855	Liberty Expedia Holdings, Inc. - Class A (b)	266,285
3,108	Netflix, Inc. (b)	459,394
353	The Priceline Group, Inc. (b)	628,329
3,725	TripAdvisor, Inc. (b)	160,771

		4,471,258

	Internet Software & Services - 3.91%
1,565	Akamai Technologies, Inc. (b)	93,431
2,163	Alphabet, Inc. - Class A (b)	1,833,791
2,186	Alphabet, Inc. - Class C (b)	1,813,418
12,957	CommerceHub, Inc. - Series A (b)	200,574
18,059	CommerceHub, Inc. - Series C (b)	280,456
9,070	eBay, Inc. (b)	304,480
14,974	Facebook, Inc. - Class A (b)	2,127,057
5,024	IAC/InterActiveCorp (b)	370,369
9,534	Match Group, Inc. (a)(b)	155,690
9,629	Pandora Media, Inc. (a)(b)	113,719
1,990	Twilio, Inc. - Class A (a)(b)	57,451
951	VeriSign, Inc. (a)(b)	82,842
986	Yahoo!, Inc. (b)	45,760
9,544	Yelp, Inc. - Class A (a)(b)	312,566
1,469	Zillow Group, Inc. - Class A (b)	49,667
2,243	Zillow Group, Inc. - Class C (a)(b)	75,522

		7,916,793

	IT Services - 2.83%
5,137	Accenture Plc - Class A - ADR (a)	615,824
906	Alliance Data Systems Corp.	225,594
2,670	Amdocs Ltd.	162,843
4,723	Booz Allen Hamilton Holding Corp. - Class A	167,147
2,275	Broadridge Financial Solutions, Inc.	154,586
4,973	Cognizant Technology Solutions Corp. - Class A (b)	295,993
3,987	Computer Sciences Corp.	275,143
2,984	Conduent, Inc. (b)	50,072
6,591	CoreLogic, Inc. (b)	268,386
1,782	CSRA, Inc.	52,195
1,035	DST Systems, Inc.	126,787
571	Euronet Worldwide, Inc. (a)(b)	48,832
2,909	Fidelity National Information Services, Inc.	231,615
12,388	First Data Corp. - Class A (b)	192,014
583	Fiserv, Inc. (a)(b)	67,226

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
2,741	Gartner, Inc. (b)	$296,001
9,715	Genpact, Ltd.	240,543
988	Leidos Holdings, Inc.	50,526
2,513	MasterCard, Inc. - Class A	282,637
2,690	Paychex, Inc.	158,441
4,970	PayPal Holdings, Inc. (a)(b)	213,809
15,447	Square, Inc. - Class A (b)	266,924
6,080	The Western Union Co. (a)	123,728
3,396	T-Mobile USA, Inc. (a)(b)	219,348
2,435	Total System Services, Inc.	130,175
5,650	VeriFone Holdings, Inc. (a)(b)	105,824
1,639	Visa, Inc. - Class A (a)	145,658
458	WEX, Inc. (a)(b)	47,403
69,783	Xerox Corp.	512,207

		5,727,481

	Leisure Products - 0.52%
745	Brunswick Corp.	45,594
2,226	Hasbro, Inc. (a)	222,199
3,592	Mattel, Inc.	91,991
1,228	Polaris Industries, Inc. (a)	102,907
3,659	Pool Corp. (a)	436,629
7,709	Vista Outdoor, Inc. (b)	158,728

		1,058,048

	Life Sciences Tools & Services - 0.83%
313	Bio-Rad Laboratories, Inc. - Class A (b)	62,393
11,030	Bruker Corp.	257,330
1,060	Charles River Laboratories (b)	95,347
738	Illumina, Inc. (b)	125,932
611	Mettler-Toledo International, Inc. (b)	292,614
1,417	QIAGEN NV	41,037
1,525	Quintiles Transnational Holdings, Inc. (a)(b)	122,808
1,398	Thermo Fisher Scientific, Inc.	214,733
15,295	VWR Corp. (b)	431,319
295	Waters Corp. (b)	46,112

		1,689,625

	Machinery - 2.76%
1,274	Allison Transmission Holdings, Inc.	45,940
3,110	Caterpillar, Inc.	288,484
5,158	Colfax Corp. (a)(b)	202,503
1,073	Crane Co.	80,293
2,334	Cummins, Inc.	352,901
512	Danaher Corp. (a)	43,791
4,784	Donaldson Co., Inc.	217,768
2,099	Fortive Corp.	126,402
1,861	Graco, Inc. (a)	175,194
445	IDEX Corp.	41,612
3,838	Illinois Tool Works, Inc.	508,420
4,077	Ingersoll-Rand Plc	331,542
3,641	Lincoln Electric Holdings, Inc.	316,257
2,501	Nordson Corp.	307,223
5,952	Oshkosh Corp.	408,248
1,990	PACCAR, Inc.	133,728
2,286	Parker-Hannifin Corp.	366,491
646	Snap On, Inc. (a)	108,961
349	Stanley Black & Decker, Inc.	46,372
16,887	Terex Corp. (a)	530,252
4,872	The Timken Co.	220,214

Number of Shares		Value
	Machinery (Continued)
9,286	Toro Co.	$580,003
3,309	Xylem, Inc.	166,178

		5,598,777

	Marine - 0.03%
929	Kirby Corp. (a)(b)	65,541

	Media - 2.39%
406	Cable One, Inc.	253,535
898	Charter Communications, Inc. - Class A (b)	293,933
8,596	Clear Channel Outdoor Holdings, Inc. - Class A	52,006
22,108	Comcast Corp. - Class A	831,040
2,069	Discovery Communications, Inc. - Series C (b)	58,573
1,963	John Wiley & Sons, Inc. - Class A	105,609
1,193	Liberty Broadband Corp. - Class A (b)	101,512
2,324	Liberty Broadband Corp. - Class C (a)(b)	200,794
14,293	Liberty Interactive Corp. QVC Group - Class A (b)	286,146
6,728	Liberty Media Corp. - Class A (b)	261,854
8,854	Liberty Media Corp. - Class C (b)	343,358
2,387	Lions Gate Entertainment Corp. - Class A (b)	63,399
2,739	Lions Gate Entertainment Corp. - Class B (b)	66,777
557	Morningstar, Inc.	43,780
14,276	News Corp. - Class A	185,588
13,070	News Corp. - Class B	176,445
1,919	Regal Entertainment Group - Class A (a)	43,331
533	Scripps Networks Interactive, Inc. - Class A (a)	41,771
3,465	TEGNA, Inc.	88,773
7,737	The Walt Disney Co.	877,299
4,089	Time Warner, Inc.	399,536
2,357	Twenty-First Century Fox, Inc. - Class A	76,343

		4,851,402

	Metals & Mining - 1.07%
12,320	Freeport-McMoRan, Inc. (a)(b)	164,595
11,603	Newmont Mining Corp.	382,435
2,641	Nucor Corp.	157,721
7,123	Reliance Steel & Aluminum Co.	569,982
1,868	Royal Gold, Inc. (a)	130,853
13,522	Steel Dynamics, Inc.	470,025
8,942	United States Steel Corp.	302,329

		2,177,940

	Multiline Retail - 1.62%
5,237	Burlington Stores, Inc. (a)(b)	509,508
10,696	Dillard’s, Inc. - Class A (a)	558,759
3,360	Dollar General Corp. (a)	234,293
1,909	Dollar Tree, Inc. (a)(b)	149,780
17,382	J.C. Penney Co., Inc. (a)(b)	107,073
15,708	Kohl’s Corp.	625,336
15,127	Macy’s, Inc.	448,364
5,425	Nordstrom, Inc. (a)	252,642
7,189	Target Corp. (a)	396,761

		3,282,516

	Multi-Utilities - 0.88%
3,039	Alliant Energy Corp.	120,375
3,248	Ameren Corp.	177,308
10,610	CenterPoint Energy, Inc. (a)	292,518
3,170	CMS Energy Corp.	141,826
1,576	Consolidated Edison, Inc. (a)	122,392
629	Dominion Resources, Inc.	48,791

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
1,880	DTE Energy Co.	$191,967
10,168	MDU Resources Group, Inc. (a)	278,298
2,641	PG&E Corp.	175,257
410	Sempra Energy	45,305
2,555	Vectren Corp.	149,749
710	WEC Energy Group, Inc. (a)	43,047

		1,786,833

	Oil, Gas & Consumable Fuels - 2.61%
1,654	Anadarko Petroleum Corp.	102,548
7,658	Chevron Corp.	822,239
431	Concho Resources, Inc. (b)	55,315
12,600	CONSOL Energy, Inc. (a)(b)	211,428
1,049	EOG Resources, Inc.	102,330
18,668	Exxon Mobil Corp.	1,530,963
3,844	Laredo Petroleum, Inc. (b)	56,122
3,333	Parsley Energy, Inc. - Class A (b)	108,356
24,661	PBF Energy, Inc. - Class A (a)	546,734
639	Pioneer Natural Resources Co. (a)	119,001
11,172	Rice Energy, Inc. (a)(b)	264,776
4,878	Targa Resources Corp.	292,192
3,435	The Williams Companies, Inc.	101,642
6,955	Valero Energy Corp.	461,047
9,969	World Fuel Services Corp.	361,376
11,076	WPX Energy, Inc. (a)(b)	148,308

		5,284,377

	Paper & Forest Products - 0.10%
4,012	International Paper Co. (a)	203,729

	Personal Products - 0.82%
8,516	Herbalife, Ltd. (a)(b)	495,120
3,217	Mead Johnson Nutrition Co.	286,570
9,583	Nu Skin Enterprises, Inc. - Class A (a)	532,240
4,077	The Estee Lauder Cos., Inc. - Class A	345,689

		1,659,619

	Pharmaceuticals - 3.87%
908	Abbott Laboratories	40,324
4,696	AbbVie, Inc.	305,991
846	Allergan Plc	202,126
7,738	Bristol-Myers Squibb Co.	420,793
3,947	Eli Lilly & Co.	331,982
62,343	Endo International Plc (b)	695,748
22,830	Johnson & Johnson	2,843,477
13,292	Mallinckrodt Plc (a)(b)	592,425
14,337	Merck & Co., Inc.	910,973
10,905	Mylan NV (a)(b)	425,186
27,009	Pfizer, Inc.	923,978
2,817	Zoetis, Inc.	150,343

		7,843,346

	Professional Services - 0.47%
347	Equifax, Inc.	47,449
2,533	ManpowerGroup, Inc.	259,810
8,386	Robert Half International, Inc. (a)	409,488
2,101	The Dun & Bradstreet Corp.	226,782

		943,529

	Real Estate Management & Development - 0.51%
3,269	CBRE Group, Inc. - Class A (b)	113,729
390	Jones Lang LaSalle, Inc. (a)	43,465

Number of Shares		Value
	Real Estate Management & Development (Continued)
29,608	Realogy Holdings Corp. (a)	$882,022

		1,039,216

	Road & Rail - 0.60%
6,996	CSX Corp.	325,664
434	J.B. Hunt Transport Services, Inc.	39,815
3,458	Landstar System, Inc.	296,178
773	Norfolk Southern Corp.	86,553
969	Old Dominion Freight Line, Inc. (a)	82,917
3,729	Union Pacific Corp.	394,976

		1,226,103

	Semiconductors & Semiconductor Equipment - 3.20%
2,494	Analog Devices, Inc.	204,407
16,344	Applied Materials, Inc.	635,782
869	Broadcom Ltd.	190,276
8,449	Cree, Inc. (a)(b)	225,842
40,159	Intel Corp. (a)	1,448,535
3,623	KLA-Tencor Corp. (a)	344,439
1,498	Lam Research Corp. (a)	192,283
7,708	Marvell Technology Group, Ltd. - ADR	117,624
1,005	Maxim Integrated Products, Inc.	45,185
4,505	Microchip Technology, Inc. (a)	332,379
2,521	Micron Technology, Inc. (a)(b)	72,857
6,016	NVIDIA Corp.	655,323
17,521	ON Semiconductor Corp. (b)	271,400
2,707	Qorvo, Inc. (a)(b)	185,592
2,503	Skyworks Solutions, Inc.	245,244
8,941	Teradyne, Inc.	278,065
11,938	Texas Instruments, Inc. (a)	961,725
1,218	Xilinx, Inc. (a)	70,510

		6,477,468

	Software - 5.26%
4,122	Activision Blizzard, Inc.	205,523
2,058	Adobe Systems, Inc. (b)	267,808
1,987	Atlassian Corp. Plc (a)(b)	59,511
1,433	Autodesk, Inc. (b)	123,912
16,498	Cadence Design System, Inc. (a)(b)	518,037
3,820	CDK Global, Inc.	248,338
2,980	Citrix Systems, Inc. (b)	248,502
1,353	Dell Technologies, Inc. - Class V (b)	86,700
2,624	Electronic Arts, Inc. (a)(b)	234,901
1,474	FactSet Research Systems, Inc. (a)	243,077
6,571	Fortinet, Inc. (a)(b)	251,998
3,434	Intuit, Inc.	398,310
775	Jack Henry & Associates, Inc.	72,153
5,077	Manhattan Associates, Inc. (b)	264,258
59,141	Microsoft Corp.	3,895,026
22,687	Nuance Communications, Inc. (b)	392,712
13,121	Oracle Corp. (a)	585,328
2,441	PTC, Inc. (b)	128,275
2,519	Red Hat, Inc. (b)	217,894
2,856	salesforce.com, Inc. (b)	235,591
2,311	ServiceNow, Inc. (a)(b)	202,143
2,212	Splunk, Inc. (a)(b)	137,785
1,931	SS&C Technologies Holdings, Inc.	68,357
10,246	Symantec Corp.	314,347
7,617	Synopsys, Inc. (b)	549,414
4,186	Tableau Software, Inc. - Class A (b)	207,416
508	Ultimate Software Group, Inc. (b)	99,167

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Software (Continued)
3,796	VMware, Inc. (a)(b)	$349,763
761	Workday, Inc. - Class A (a)(b)	63,376

		10,669,622

	Specialty Retail - 4.49%
1,524	Advance Auto Parts, Inc. (a)	225,948
357	AutoZone, Inc. (a)(b)	258,129
13,437	Bed Bath & Beyond, Inc. (a)	530,224
12,547	Best Buy Co., Inc. (a)	616,685
4,019	Cabela’s, Inc. (b)	213,449
6,203	Dick’s Sporting Goods, Inc.	301,838
4,100	Foot Locker, Inc.	306,721
13,334	GameStop Corp. - Class A (a)	300,682
8,169	Home Depot, Inc.	1,199,454
5,446	L Brands, Inc. (a)	256,507
5,979	Lowe’s Cos., Inc.	491,534
1,116	O’Reilly Automotive, Inc. (a)(b)	301,141
7,810	Ross Stores, Inc.	514,445
14,276	Sally Beauty Holdings, Inc. (b)	291,801
1,590	Sherwin-Williams Co.	493,202
1,421	Signet Jewelers Ltd.	98,433
41,133	Staples, Inc.	360,736
12,604	The Gap, Inc.	306,151
12,726	The Michaels Cos., Inc. (a)(b)	284,935
5,157	The TJX Companies, Inc. (a)	407,816
1,988	Tiffany & Co. (a)	189,456
3,589	Tractor Supply Co. (a)	247,533
1,058	Ulta Salon, Cosmetics & Fragrance, Inc. (b)	301,773
13,772	Urban Outfitters, Inc. (b)	327,223
5,122	Williams Sonoma, Inc. (a)	274,642

		9,100,458

	Technology Hardware, Storage & Peripherals - 4.72%
45,316	Apple, Inc.	6,510,096
19,064	Hewlett Packard Enterprise Co.	451,817
12,120	HP, Inc.	216,706
9,527	International Business Machines Corp. (a)	1,659,032
2,038	NCR Corp. (b)	93,096
2,873	NetApp, Inc. (a)	120,235
15,293	Teradata Corp. (a)(b)	475,918
587	Western Digital Corp.	48,445

		9,575,345

	Textiles, Apparel & Luxury Goods - 1.74%
3,364	Carter’s, Inc. (a)	302,087
6,842	Coach, Inc.	282,780
12,829	Kate Spade & Co. (b)	298,018
4,070	lululemon athletica, Inc. (b)	211,111
6,915	Michael Kors Holdings Ltd. (b)	263,531
8,168	NIKE, Inc. - Class B (a)	455,202
4,383	PVH Corp.	453,509
4,774	Ralph Lauren Corp. (a)	389,654
9,976	Skechers U.S.A., Inc. - Class A (a)(b)	273,841
7,081	Under Armour, Inc. - Class A (a)(b)	140,062
11,151	Under Armour, Inc. - Class C (a)(b)	204,063
4,471	VF Corp. (a)	245,771

		3,519,629

	Tobacco - 1.04%
13,643	Altria Group, Inc.	974,383
8,163	Philip Morris International, Inc. (a)	921,603

Number of Shares		Value
	Tobacco (Continued)
3,321	Reynolds American, Inc.	$209,289

		2,105,275

	Trading Companies & Distributors - 1.11%
6,874	Fastenal Co. (a)	354,011
2,875	HD Supply Holdings, Inc. (b)	118,234
5,321	MSC Industrial Direct Co., Inc. - Class A (a)	546,786
1,448	W.W. Grainger, Inc. (a)	337,037
1,641	Watsco, Inc.	234,958
9,436	WESCO International, Inc. (b)	656,274

		2,247,300

	Water Utilities - 0.03%
904	American Water Works Co., Inc.	70,304

	Wireless Telecommunication Services - 0.22%
6,846	Sprint Corp. (a)(b)	59,423
14,812	Telephone & Data Systems, Inc.	392,666

		452,089

	Total Common Stocks (Cost $153,929,445)	192,924,615

	INVESTMENT COMPANIES - 1.59%
	Exchange Traded Funds - 1.59%
14,890	Vanguard S&P 500 ETF	3,221,451

	Total Investment Companies (Cost $3,084,780)	3,221,451

	REAL ESTATE INVESTMENT TRUSTS - 2.59%
	Real Estate Investment Trusts - 2.59%
6,835	AGNC Investment Corp.	135,948
1,873	Alexandria Real Estate Equities, Inc. (a)	207,004
1,179	American Campus Communities, Inc.	56,109
17,549	American Homes 4 Rent - Class A	402,925
403	American Tower Corp.	48,981
24,992	Annaly Capital Management, Inc.	277,661
2,609	Brandywine Realty Trust	42,344
2,071	Camden Property Trust	166,633
26,673	Chimera Investment Corp.	538,261
9,347	Corporate Office Properties Trust	309,386
852	CyrusOne, Inc.	43,852
3,685	DCT Industrial Trust, Inc.	177,322
1,765	Digital Realty Trust, Inc. (a)	187,778
1,129	Douglas Emmett, Inc.	43,354
8,719	Duke Realty Corp.	229,048
5,766	Empire State Realty Trust, Inc. - Class A (a)	119,010
2,452	EPR Properties	180,541
111	Equinix, Inc.	44,441
2,215	Equity Commonwealth (b)	69,152
6,451	Hospitality Property Trust (a)	203,400
15,827	Host Hotels & Resorts, Inc. (a)	295,332
3,375	Iron Mountain, Inc. (a)	120,386
1,078	Lamar Advertising Co. - Class A	80,570
4,045	Liberty Property Trust	155,935
27,628	MFA Financial, Inc. (a)	223,234
2,916	Omega Healthcare Investors, Inc.	96,199
7,520	Piedmont Office Realty Trust, Inc. - Class A (a)	160,778
3,123	Prologis, Inc.	162,021
2,602	Quality Care Properties, Inc. (b)	49,074
2,170	Senior Housing Properties Trust	43,942
510	SL Green Realty Corp.	54,376
2,951	Starwood Property Trust, Inc.	66,634

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
535	Sun Communities, Inc.	$42,977
6,356	Two Harbors Investment Corp. (a)	60,954
3,278	Uniti Group, Inc.	84,736
9,898	VEREIT, Inc.	84,034

	Total Real Estate Investment Trusts (Cost $4,856,391)	5,264,332

	SHORT TERM INVESTMENTS - 0.68%
	Money Market Funds - 0.68%
1,373,130	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)	1,373,130

	Total Short Term Investments (Cost $1,373,130)	1,373,130

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 24.60%
	Investment Companies - 24.60%
49,865,866	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (c)	$49,865,866

	Total Investments Purchased as Securities Lending Collateral (Cost $49,865,866)	49,865,866

	Total Investments (Cost $213,109,612) - 124.63%	252,649,394
	Liabilities in Excess of Other Assets - (24.63)%	(49,935,547)

	TOTAL NET ASSETS - 100.00%	$202,713,847

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	COMMON STOCKS - 81.15%
	Brazil - 4.91%
72,007	Ambev SA	$418,158
20,170	Banco Bradesco SA	207,138
50,652	Banco do Brasil SA	545,416
32,630	Banco Santander Brasil SA	289,653
38,220	BB Seguridade Participacoes SA	357,954
23,510	BM&F Bovespa SA	144,864
52,664	Centrais Eletricas Brasileiras SA (a)	289,512
26,532	Cia de Saneamento Basico do Estado de Sao Paulo	277,219
11,274	Cosan SA Industria e Comercio	139,548
22,451	CPFL Energia SA	185,024
39,371	EDP - Energias do Brasil SA	174,809
19,444	Equatorial Energia SA	365,204
39,191	Lojas Renner SA	348,019
6,653	M Dias Branco SA	271,042
19,736	Natura Cosmeticos SA	183,705
32,551	Odontoprev SA	117,286
48,493	Petroleo Brasileiro SA (a)	236,068
23,394	Raia Drogasil SA	440,665
81,318	Sul America SA (b)	433,785
6,841	Ultrapar Participacoes SA	156,242
22,966	Vale SA	218,539

		5,799,850

	Chile - 1.00%
1,193,542	Banco de Chile	143,994
4,560	Banco de Credito e Inversiones	250,889
76,387	Cencosud SA	234,738
25,380	Cia Cervecerias Unidas SA	319,945
9,679	Empresa Nacional de Telecomunicaciones SA (a)	116,994
557,470	Enel Americas SA	115,807

		1,182,367

	China - 15.62%
1,095,251	Agricultural Bank of China Ltd. - Series H	505,106
23,299	Alibaba Group Holding Ltd. - ADR (a)	2,512,331
244,807	Aluminum Corp. of China Ltd. - Series H (a)	119,702
113,209	ANTA Sports Products Ltd.	313,215
5,264	Baidu, Inc. - ADR (a)	908,145
2,068,656	Bank of China Ltd. - Series H	1,028,705
384,000	Bank of Communications Co., Ltd. - Series H	298,912
569,672	China Cinda Asset Management Co., Ltd. - Series H	221,558
420,000	China CITIC Bank Corp. Ltd. - Series H	278,665
886,000	China Communications Services Corp. Ltd. - Series H	580,248
2,291,110	China Construction Bank Corp. - Series H	1,845,965
347,000	China Everbright Bank Co., Ltd. - Series H	169,712
288,414	China Huarong Asset Management Co., Ltd. - Series H (a)	118,015
38,375	China Life Insurance Company Ltd. - Series H	117,769
82,346	China Mengniu Dairy Co., Ltd.	170,754
124,289	China Merchants Bank Co., Ltd. - Series H	328,915
191,873	China Minsheng Banking Corp., Ltd. - Series H	205,106
835,981	China Petroleum & Chemical Corp. - Series H	680,460
325,187	China Southern Airlines Co., Ltd. - Series H	225,223
592,413	Chongqing Rural Commercial Bank Co., Ltd. - Series H	400,227
619,647	Country Garden Holdings Co., Ltd.	557,229
143,566	Great Wall Motor Co., Ltd. - Series H	163,490

Number of Shares		Value
	China (Continued)
143,501	Guangzhou Automobile Group Co., Ltd. - Series H	$229,832
114,484	Haier Electronics Group Co., Ltd.	262,392
3,394	NetEase.com, Inc. - ADR	963,896
25,079	New China Life Insurance Co., Ltd. - Series H	119,401
10,528	New Oriental Education & Technology Group, Inc. - ADR (a)	635,681
879,049	People’s Insurance Co. of China, Ltd. - Series H	364,595
306,000	PetroChina Co. - Series H	224,169
193,025	PICC Property & Casualty Co., Ltd. - Series H	297,921
108,097	Ping An Insurance Group Co. of China, Ltd. - Series H	605,825
92,849	Semiconductor Manufacturing International Corp. (a)	114,934
236,647	Shanghai Electric Group Co., Ltd. - Series H	117,235
20,768	Shenzhou International Group Holdings Ltd.	131,071
1,615	Sina Corp. (a)	116,474
376,500	Sino-Ocean Land Holdings Ltd.	176,894
378,622	Sinopec Shanghai Petrochemical Co., Ltd. - Series H	210,135
377,072	Sun Art Retail Group Ltd.	353,516
4,302	TAL Education Group - ADR (a)	458,464
23,886	Vipshop Holdings Ltd. - ADR (a)	318,639
283,799	Want Want China Holdings, Ltd.	196,541
8,245	Weibo Corp. - ADR (a)(c)	430,224
12,894	Yum China Holdings, Inc. (a)(c)	350,717

		18,428,008

	Colombia - 0.20%
57,026	Interconexion Electrica SA ESP	230,089

	Czech Republic - 0.15%
15,385	O2 Czech Republic AS	171,890

	Egypt - 0.15%
43,369	Commercial International Bank Egypt SAE (b)	181,516

	Hong Kong - 10.24%
44,239	AAC Technologies Holdings, Inc.	517,996
658,079	Belle International Holdings Ltd.	428,021
143,979	China Mobile Ltd.	1,583,410
66,466	China Overseas Land & Investment Ltd.	189,958
81,360	China Resources Land Ltd.	220,050
346,338	China Telecom Corp. Ltd. - Series H	169,178
89,911	China Unicom Hong Kong Ltd.	120,762
234,800	CSPC Pharmaceutical Group Ltd.	307,615
674,178	Fullshare Holdings Ltd.	298,617
398,461	Geely Automobile Holdings Ltd.	610,664
1,894,492	Industrial & Commercial Bank of China Ltd. - Series H	1,239,658
310,000	Kunlun Energy Co., Ltd.	287,255
110,331	Longfor Properties Co., Ltd.	181,640
261,609	Nine Dragons Paper Holdings Ltd.	281,450
503,592	Sino Biopharmaceutical Ltd.	414,709
320,144	Sinotrans Ltd. - Series H	149,604
329,548	Sunac China Holdings Ltd.	427,760
49,479	Sunny Optical Technology Group Co., Ltd.	362,106
142,873	Tencent Holdings Ltd.	4,116,103
136,824	Tingyi Holding Corp.	171,827

		12,078,383

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hungary - 0.47%
5,335	MOL Hungarian Oil and Gas Plc	$365,294
6,747	OTP Bank Plc	188,507

		553,801

	Indonesia - 2.03%
4,919,951	Adaro Energy Tbk PT	646,247
94,701	Bank Central Asia Tbk PT	117,617
52,072	Gudang Garam Tbk PT	256,078
441,599	Hanjaya Mandala Sampoerna Tbk PT	129,285
1,215,482	Kalbe Farma Tbk PT	140,468
177,812	Matahari Department Store Tbk PT	175,833
656,400	Surya Citra Media Tbk PT	133,035
1,167,838	Telekomunikasi Indonesia Persero Tbk PT	363,016
80,879	Unilever Indonesia Tbk PT	262,968
87,110	United Tractors Tbk PT	173,233

		2,397,780

	Malaysia - 1.89%
482,887	AirAsia Bhd	342,585
289,307	Astro Malaysia Holdings Bhd	179,064
27,976	British American Tobacco Malaysia Bhd	288,131
293,412	DiGi.Com Bhd	340,120
290,520	Felda Global Ventures Holdings Bhd	137,190
67,006	Genting Bhd	145,238
65,123	HAP Seng Consolidated Bhd	132,233
100,451	Maxis Communications Bhd	146,151
51,145	Public Bank Bhd	229,922
691,771	SapuraKencana Petroleum Bhd	284,524

		2,225,158

	Mexico - 3.62%
86,522	Alfa SAB de CV - Series A	126,394
570,545	America Movil SAB de CV - Series L	405,002
22,075	Arca Continental SAB de CV	153,280
449,294	Cemex SAB de CV (a)	407,003
17,078	Coca-Cola Femsa SAB de CV - Series L	122,378
46,848	Fomento Economico Mexicano SAB de CV	415,976
102,459	Gentera SAB de CV	169,212
25,451	Gruma SAB de CV - Series B	359,643
14,058	Grupo Aeroportuario del Pacifico SAB de CV - Series B	136,523
7,131	Grupo Aeroportuario del Sureste SAB de CV - Series B	123,544
168,733	Grupo Bimbo SAB de CV - Series A	419,529
39,714	Grupo Financiero Banorte SAB de CV - Series O	228,540
74,876	Grupo Mexico SAB de CV - Series B	224,641
11,969	Industrias Penoles SAB de CV	308,146
25,369	Infraestructura Energetica Nova SAB de CV	120,895
86,163	Kimberly-Clark de Mexico SAB de CV - Series A	187,078
158,916	Wal-Mart de Mexico SAB de CV	366,685

		4,274,469

	Peru - 0.43%
16,556	Cia de Minas Buenaventura SAA - ADR	199,334
1,882	CREDICORP Ltd.	307,331

		506,665

	Philippines - 0.22%
6,395	Globe Telecom, Inc.	258,959

	Poland - 1.80%
4,779	CCC SA	286,597

Number of Shares		Value
	Poland (Continued)
15,043	Eurocash SA	$121,019
38,396	Grupa Lotos SA (a)	529,421
15,005	Jastrzebska Spolka Weglowa SA (a)	237,616
5,124	KGHM Polska Miedz SA	149,623
174	LPP SA	297,988
11,140	Polski Koncern Naftowy Orlen SA	280,973
99,348	Polskie Gornictwo Naftowe i Gazownictwo SA	148,238
55,469	Synthos SA	73,433

		2,124,908

	Qatar - 0.16%
7,211	Ooredoo QSC	191,453

	Republic of Korea - 13.78%
1,263	Amorepacific Corp.	317,042
2,112	AMOREPACIFIC Group	225,773
2,200	BGF retail Co., Ltd.	206,630
31,898	BNK Financial Group, Inc.	261,703
11,244	Cheil Worldwide, Inc.	191,084
4,346	Coway Co., Ltd.	374,157
10,113	Daewoo International Corp.	215,746
35,743	DGB Financial Group, Inc.	346,508
2,158	Dongbu Insurance Co., Ltd.	123,530
10,988	Hana Financial Group, Inc.	362,582
<1	Hanmi Pharm Co., Ltd.	24
1,449	Hanssem Co., Ltd.	285,071
5,061	Hanwha Chemical Corp.	119,476
8,478	Hanwha Corp.	272,201
24,749	Hanwha Life Insurance Co., Ltd.	133,666
3,430	Hanwha Techwin Co., Ltd.	144,423
991	Hyosung Corp.	120,076
4,203	Hyundai Engineering & Construction Co., Ltd.	186,200
1,041	Hyundai Heavy Industries Co., Ltd. (a)(b)	153,546
3,916	Hyundai Marine & Fire Insurance Co., Ltd.	122,561
2,843	Hyundai Steel Co.	148,722
20,385	Industrial Bank of Korea	222,214
10,053	KB Financial Group, Inc.	440,587
5,817	Kia Motors Corp.	192,791
8,759	Korea Electric Power Corp.	364,596
10,976	Korea Gas Corp.	441,714
10,058	Korean Air Lines Co., Ltd. (a)	283,886
4,092	KT Corp.	116,804
4,150	LG Electronics, Inc.	252,111
531	LG Household & Health Care Ltd.	385,220
952	LG Innotek Co., Ltd.	116,201
47,914	LG Uplus Corp.	613,221
438	Lotte Chemical Co.	145,140
899	Naver Corp.	687,432
2,736	POSCO	710,610
2,412	S-1 Corp.	193,522
2,664	Samsung Electronics Co., Ltd.	4,902,866
949	Samsung SDI Co., Ltd.	117,108
4,764	Shinhan Financial Group Co., Ltd.	198,502
10,119	SK Hynix, Inc.	457,045
3,011	SK Innovation Co., Ltd.	448,660
981	SK Telecom Co., Ltd.	221,657
37,917	Woori Bank	440,483

		16,263,091

	Russian Federation - 3.12%
83,146	Gazprom PAO - ADR (c)	372,227
12,133	Lukoil PJSC - ADR	643,777

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Russian Federation (Continued)
3,985	Magnit PJSC - GDR	$152,227
29,266	Mobile TeleSystems PJSC - ADR	322,804
2,077	NovaTek PJSC - ADR (Acquired 03/31/2017, Cost $265,022) (d)	259,856
73,101	RusHydro PJSC - ADR	121,041
90,824	Sberbank of Russia PJSC - ADR (c)	1,049,254
14,293	Severstal PJSC - GDR (Acquired 10/05/2015, Cost $151,957) (d)	205,723
23,404	Sistema PJSC FC - GDR (Acquired 11/30/2016 and 03/31/2017, Cost $199,510) (d)	209,466
8,915	Tatneft PAO	328,254
507	Tatneft PAO - ADR	19,007

		3,683,636

	South Africa - 5.64%
18,731	AngloGold Ashanti Ltd.	200,159
16,466	Barclays Africa Group Ltd.	171,237
2,639	Capitec Bank Holdings Ltd.	149,817
54,617	Coronation Fund Managers Ltd.	257,640
35,359	Exxaro Resources Ltd.	310,567
54,410	FirstRand Ltd.	188,263
102,306	Gold Fields Ltd.	356,498
16,826	Liberty Holdings Ltd.	135,334
19,915	Massmart Holdings Ltd.	202,130
25,646	Mr. Price Group Ltd.	305,270
6,932	Naspers Ltd. - N Shares	1,194,469
8,316	Nedbank Group Ltd.	149,423
57,012	Pick n Pay Stores Ltd.	282,738
10,980	Pioneer Foods Group Ltd.	144,539
5,815	PSG Group Ltd.	107,057
48,768	Sappi Ltd.	330,362
15,975	Shoprite Holdings Ltd.	231,043
20,668	Standard Bank Group Ltd.	221,634
26,291	Steinhoff International Holdings NV	125,766
46,929	Telkom SA SOC Ltd.	262,601
24,851	The Bidvest Group Ltd.	284,843
14,064	The SPAR Group Ltd.	182,461
6,241	Tiger Brands Ltd.	186,200
27,942	Truworths International Ltd.	180,352
23,315	Vodacom Group Ltd.	263,919
43,825	Woolworths Holdings Ltd.	228,594

		6,652,916

	Taiwan - 11.76%
625,399	Acer, Inc.	296,784
40,671	Advantech Co., Ltd.	340,468
21,840	Asustek Computer, Inc.	215,935
17,632	Catcher Technology Co., Ltd.	174,259
94,186	Cathay Financial Holding Co., Ltd.	151,169
1,085,261	China Airlines Ltd.	377,306
50,969	Chunghwa Telecom Co., Ltd.	173,085
191,657	CTBC Financial Holding Co., Ltd.	118,433
31,079	Delta Electronics, Inc.	166,454
19,985	Eclat Textile Co., Ltd.	200,318
448,589	Eva Airways Corp.	238,012
71,617	Far EasTone Telecommunications Co., Ltd.	175,838
69,847	Feng TAY Enterprise Co., Ltd.	278,332
494,273	First Financial Holding Co., Ltd.	301,360
68,729	Formosa Chemicals & Fibre Corp.	213,819
45,887	Formosa Petrochemical Corp.	160,285

Number of Shares		Value
	Taiwan (Continued)
38,807	Formosa Plastics Corp.	$115,746
40,978	Foxconn Technology Co., Ltd.	124,939
103,394	Fubon Financial Holding Co., Ltd.	168,640
353,550	Hon Hai Precision Industry Co., Ltd.	1,060,327
172,059	Inventec Corp.	129,012
2,964	Largan Precision Co., Ltd.	466,830
135,042	Lite-On Technology Corp.	232,767
18,648	MediaTek, Inc.	132,135
82,003	Micro-Star International Co., Ltd.	190,832
80,091	Nan Ya Plastics Corp.	189,750
44,520	Nien Made Enterprise Co., Ltd.	415,243
41,878	Novatek Microelectronics Corp.	162,183
64,216	Pegatron Corp.	190,101
107,426	Pou Chen Corp.	148,678
57,781	Powertech Technology, Inc.	168,146
65,925	President Chain Store Corp.	543,091
61,632	Quanta Computer, Inc.	125,310
69,764	Realtek Semiconductor Corp.	249,443
74,937	Standard Foods Corp.	186,223
130,691	Synnex Technology International Corp.	140,630
48,927	Taiwan Mobile Co.	179,750
595,555	Taiwan Semiconductor Manufacturing Co., Ltd.	3,734,507
241,433	Uni-President Enterprises Corp.	452,625
74,239	Vanguard International Semiconductor Corp.	141,374
584,870	Wistron Corp.	535,909
93,097	WPG Holdings, Ltd.	116,899

		13,882,947

	Thailand - 2.39%
27,971	Advanced Info Service PCL - NVDR	144,891
380,886	Banpu PCL - NVDR	219,470
270,672	BEC World PCL - NVDR	137,068
86,117	Berli Jucker PCL - NVDR	116,535
25,077	Bumrungrad Hospital PCL - NVDR	133,545
97,065	CP ALL PCL - NVDR	166,659
20,961	Electricity Generating PCL - NVDR	130,513
808,815	Home Product Center PCL - NVDR	227,098
127,649	Indorama Ventures PCL - NVDR	130,946
55,228	KCE Electronics PCL - NVDR	167,970
150,459	Minor International PCL - NVDR	160,933
66,750	PTT Exploration & Production PCL - NVDR	180,673
81,744	PTT Global Chemical PCL - NVDR	174,240
35,675	PTT PCL - NVDR	401,769
97,635	Robinson Department Store PCL - NVDR	181,768
65,998	Thai Oil PCL - NVDR	145,024

		2,819,102

	Turkey - 1.38%
21,806	BIM Birlesik Magazalar AS	335,291
82,905	Eregli Demir ve Celik Fabrikalari TAS	134,630
48,716	Turkiye Garanti Bankasi AS	118,759
76,198	Turkiye Halk Bankasi AS	217,456
177,923	Turkiye Is Bankasi - Series C	324,720
165,783	Turkiye Vakiflar Bankasi TAO	244,609
236,618	Yapi ve Kredi Bankasi AS (a)	247,283

		1,622,748

	United Arab Emirates - 0.19%
46,658	Emirates Telecommunications Group Co. PJSC	229,413

	Total Common Stocks (Cost $79,266,222)	95,759,149

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 12.46%
	China - 3.54%
87,388	iShares Core MSCI Emerging Markets ETF	$4,176,273

	India - 8.92%
334,201	iShares MSCI India ETF	10,522,318

	Total Investment Companies (Cost $13,855,158)	14,698,591

	PREFERRED STOCKS - 4.77%
	Brazil - 3.27%
59,365	Banco Bradesco SA - Preference Shares	612,120
81,555	Centrais Eletricas Brasileiras SA - Preference Shares (a)	579,633
96,522	Cia Energetica de Minas Gerais - Preference Shares	320,651
15,942	Cia Paranaense de Energia - Series B - Preference Shares	165,093
98,706	Gerdau SA - Preference Shares	343,671
73,638	Itau Unibanco Holding SA - Preference Shares	893,836
41,705	Itausa - Investimentos Itau SA - Preference Shares	126,556
97,539	Petroleo Brasileiro SA - Preference Shares (a)	453,952
40,217	Vale SA - Preference Shares	363,810

		3,859,322

	Chile - 0.23%
8,067	Sociedad Quimica y Minera de Chile SA - Preference Shares	276,644

	Colombia - 0.15%
426,265	Grupo Aval Acciones y Valores SA - Preference Shares	173,473

	Republic of Korea - 1.12%
1,691	Amorepacific Corp. - Preference Shares	252,539
812	LG Household & Health Care Ltd. - Preference Shares	370,442
485	Samsung Electronics Co., Ltd. - Preference Shares	694,709

		1,317,690

	Total Preferred Stocks (Cost $3,810,304)	5,627,129

	REAL ESTATE INVESTMENT TRUSTS - 0.10%
	South Africa - 0.10%
91,405	Fortress Income Fund Ltd. - Class A	114,390

	Total Real Estate Investment Trusts (Cost $113,393)	114,390

Number of Shares		Value
	SHORT TERM INVESTMENTS - 5.87%
	Money Market Funds - 5.87%
6,930,284	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (e)	$6,930,284

	Total Short Term Investments (Cost $6,930,284)	6,930,284

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.71%
	Investment Companies - 0.71%
838,995	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (e)	838,995

	Total Investments Purchased as Securities Lending Collateral (Cost $838,995)	838,995

	Total Investments (Cost $104,814,356) - 105.06%	123,968,538
	Liabilities in Excess of Other Assets - (5.06)%	(5,965,210)

	TOTAL NET ASSETS - 100.00%	$118,003,328

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(a)	Non-income producing security.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $768,847, which represents 0.65% of total net assets.
(c)	All or portion of this security is on loan.
(d)	Restricted securities as defined in Regulation S under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $675,045, which represents 0.57% of total net assets.
(e)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2017

COMMON STOCKS
Aerospace & Defense	0.12%
Air Freight & Logistics	0.13%
Airlines	1.24%
Automobiles	1.01%
Banks	12.35%
Beverages	1.21%
Capital Markets	0.51%
Chemicals	1.26%
Commercial Services & Supplies	0.16%
Construction & Engineering	0.16%
Construction Materials	0.35%
Consumer Finance	0.14%
Diversified Consumer Services	0.93%
Diversified Financial Services	0.52%
Diversified Telecommunication Services	2.42%
Electric Utilities	1.56%
Electrical Equipment	0.10%
Electronic Equipment, Instruments & Components	2.74%
Energy Equipment & Services	0.24%
Food & Staples Retailing	3.24%
Food Products	2.29%
Gas Utilities	0.10%
Health Care Providers & Services	0.21%
Hotels, Restaurants & Leisure	0.56%
Household Durables	1.83%
Household Products	0.33%
Independent Power and Renewable Electricity Producers	0.11%
Industrial Conglomerates	0.79%
Insurance	2.51%
Internet & Direct Marketing Retail	0.27%
Internet Software & Services	8.25%
Machinery	0.13%
Media	1.55%
Metals & Mining	2.72%
Multiline Retail	0.79%
Oil, Gas & Consumable Fuels	6.61%
Paper & Forest Products	0.52%
Personal Products	0.62%
Pharmaceuticals	0.73%
Real Estate Management & Development	1.74%
Semiconductors & Semiconductor Equipment	8.53%
Specialty Retail	1.21%

Technology Hardware, Storage & Peripherals	2.17%
Textiles, Apparel & Luxury Goods	1.16%
Thrifts & Mortgage	0.24%
Tobacco	0.33%
Trading Companies & Distributors	0.18%
Transportation Infrastructure	0.22%
Water Utilities	0.24%
Wireless Telecommunication Services	3.82%

TOTAL COMMON STOCKS	81.15%

INVESTMENT COMPANIES
Exchange Traded Funds	12.46%

TOTAL INVESTMENT COMPANIES	12.46%

PREFERRED STOCKS
Banks	1.53%
Chemicals	0.23%
Electric Utilities	0.90%
Metals & Mining	0.60%
Oil, Gas & Consumable Fuels	0.39%
Personal Products	0.53%
Semiconductors & Semiconductor Equipment	0.59%

TOTAL PREFERRED STOCKS	4.77%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.10%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.10%

SHORT TERM INVESTMENTS
Money Market Funds	5.87%

TOTAL SHORT TERM INVESTMENTS	5.87%

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
Investment Companies	0.71%

TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL	0.71%

TOTAL INVESTMENTS	105.06%
Liabilities in Excess of Other Assets	(5.06)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

GuideMark® Emerging Markets Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2017

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
4/5/2017	Bank of America	South African Rand	3,762,358	U.S. Dollars	282,083	$(1,885)

						$(1,885)

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	COMMON STOCKS - 87.61%
	Aerospace & Defense - 1.28%
709	AAR Corp.	$23,844
595	Astronics Corp. (a)	18,879
1,770	BE Aerospace, Inc.	113,475
1,992	BWX Technologies, Inc.	94,819
500	Cubic Corp.	26,400
988	Curtiss-Wright Corp.	90,165
1,748	DigitalGlobe, Inc. (a)	57,247
1,244	Ducommun, Inc. (a)	35,815
1,837	Engility Holdings, Inc. (a)(b)	53,163
598	Esterline Technologies Corp. (a)(b)	51,458
437	HEICO Corp. (b)	38,106
532	HEICO Corp. - Class A	39,900
899	Huntington Ingalls Industries, Inc.	180,016
1,251	KLX, Inc. (a)(b)	55,920
6,936	Kratos Defense & Security Solutions, Inc. (a)	53,962
693	Moog, Inc. - Class A (a)	46,673
1,195	Orbital ATK, Inc.	117,110
1,057	Sparton Corp. (a)	22,186
2,259	Spirit AeroSystems Holdings, Inc. - Class A	130,841
2,318	TASER International, Inc. (a)(b)	52,827
886	Teledyne Technologies, Inc. (a)	112,044
947	Triumph Group, Inc. (b)	24,385
1,673	Vectrus, Inc. (a)	37,392

		1,476,627

	Air Freight & Logistics - 0.31%
2,400	Air Transport Services Group, Inc. (a)	38,520
2,482	Echo Global Logistics, Inc. (a)	52,991
778	Forward Air Corp.	37,009
1,141	Hub Group, Inc. - Class A (a)	52,942
1,026	Park-Ohio Holdings Corp.	36,885
16,504	Radiant Logistics, Inc. (a)	82,520
1,150	XPO Logistics, Inc. (a)(b)	55,074

		355,941

	Airlines - 0.40%
1,635	Alaska Air Group, Inc.	150,780
184	Allegiant Travel Co. (b)	29,486
581	Copa Holdings SA - Class A (b)	65,217
1,770	Hawaiian Holdings, Inc. (a)	82,216
4,308	JetBlue Airways Corp. (a)	88,788
1,200	SkyWest, Inc.	41,100

		457,587

	Auto Components - 1.00%
1,700	American Axle & Manufacturing Holdings, Inc. (a)	31,926
1,065	Cooper Tire & Rubber Co.	47,233
567	Cooper-Standard Holding, Inc. (a)	62,897
1,754	Dana Holding Corp.	33,870
1,075	Dorman Products, Inc. (a)(b)	88,290
1,166	Fox Factory Holding Corp. (a)	33,464
3,185	Gentex Corp. (b)	67,936
985	Gentherm, Inc. (a)(b)	38,661
3,240	Goodyear Tire & Rubber Co.	116,640
2,222	Horizon Global Corp. (a)	30,841
1,042	LCI Industries (b)	103,992
1,439	Lear Corp.	203,734
1,305	Metaldyne Performance Group, Inc.	29,819
6,368	Spartan Motors, Inc.	50,944

Number of Shares		Value
	Auto Components (Continued)
1,181	Standard Motor Products, Inc.	$58,034
2,913	Stoneridge, Inc. (a)	52,842
948	Superior Industries International, Inc.	24,032
704	Tenneco, Inc. (b)	43,944
337	WABCO Holdings, Inc. (a)	39,570

		1,158,669

	Automobiles - 0.15%
1,522	Thor Industries, Inc.	146,310
1,006	Winnebago Industries, Inc. (b)	29,425

		175,735

	Banks - 6.58%
726	1st Source Corp.	34,086
1,035	Access National Corp. (b)	31,071
833	ACNB Corp.	24,032
786	Allegiance Bancshares, Inc. (a)	29,239
665	American National Bankshares, Inc.	24,771
784	Ameris Bancorp	36,142
1,124	Arrow Financial Corp.	38,104
2,775	Associated Banc-Corp.	67,710
2,750	Banc of California, Inc. (b)	56,925
246	BancFirst Corp.	22,115
1,100	Banco Latinoamericano de Comercio Exterior SA - Class E	30,514
929	BancorpSouth, Inc.	28,102
1,192	Bank of Hawaii Corp. (b)	98,173
439	Bank of the Ozarks, Inc.	22,832
2,467	BankUnited, Inc.	92,044
1,089	Bankwell Financial Group, Inc.	37,451
1,800	Bar Harbor Bankshares	59,544
373	BOK Financial Corp. (b)	29,195
623	Bridge Bancorp, Inc.	21,805
571	Bryn Mawr Bank Corp.	22,554
701	C&F Financial Corp.	32,456
1,011	Camden National Corp.	44,524
680	Capital Bank Financial Corp. - Class A	29,512
1,621	Capital City Bank Group, Inc.	34,673
1,618	Cardinal Financial Corp.	48,443
1,089	Carolina Financial Corp.	32,670
2,872	Cascade Bancorp (a)	22,143
806	Cathay General Bancorp	30,370
1,300	CenterState Banks, Inc. (b)	33,670
881	Central Pacific Financial Corp.	26,906
1,445	Central Valley Community Bancorp	29,622
497	Century Bancorp, Inc. - Class A	30,230
1,322	Chemical Financial Corp.	67,620
683	Chemung Financial Corp.	26,978
1,222	Citizens & Northern Corp.	28,448
587	City Holding Co.	37,850
1,400	CNB Financial Corp.	33,446
1,090	Codorus Valley Bancorp, Inc.	28,242
668	Columbia Banking System, Inc. (b)	26,045
2,443	Commerce Bancshares, Inc.	137,199
632	Community Bank Systems, Inc.	34,747
800	Community Trust Bancorp, Inc.	36,600
1,280	ConnectOne Bancorp, Inc.	31,040
1,066	CU Bancorp (a)	42,267
827	Cullen Frost Bankers, Inc.	73,578
1,666	Customers Bancorp, Inc. (a)(b)	52,529
1,000	CVB Financial Corp.	22,090

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
503	Eagle Bancorp, Inc. (a)	$30,029
2,785	East West Bancorp, Inc. (b)	143,734
1,279	Enterprise Financial Services Corp.	54,230
701	Equity Bancshares, Inc. - Class A (a)	22,271
6,661	F.N.B. Corp.	99,044
800	Farmers Capital Bank Corp.	32,320
2,033	Farmers National Banc Corp.	29,174
800	FCB Financial Holdings, Inc. - Class A (a)(b)	39,640
1,216	Fidelity Southern Corp.	27,214
1,064	Financial Institutions, Inc.	35,059
1,382	First Bancorp	40,479
6,534	First BanCorp. (a)	36,917
1,236	First Busey Corp. (b)	36,338
1,459	First Business Financial Services, Inc.	37,876
161	First Citizens BancShares, Inc. - Class A	53,995
2,248	First Commonwealth Financial Corp.	29,808
1,300	First Community Bancshares, Inc.	32,461
2,145	First Community Financial Partners, Inc. (a)	27,349
1,635	First Financial Bancorp	44,881
1,552	First Financial Bankshares	62,235
532	First Financial Corp.	25,270
698	First Hawaiian, Inc.	20,884
3,357	First Horizon National Corp.	62,104
904	First Internet Bancorp	26,668
980	First Interstate BancSystem, Inc. - Class A (b)	38,857
805	First Merchants Corp.	31,653
816	First Mid-Illinois Bancshares, Inc.	27,613
1,084	First Midwest Bancorp, Inc.	25,669
700	Franklin Financial Network, Inc. (a)	27,125
3,916	Fulton Financial Corp.	69,901
708	German American Bancorp, Inc.	33,517
957	Glacier Bancorp, Inc. (b)	32,471
541	Great Southern Bancorp, Inc.	27,320
1,000	Hancock Holding Co.	45,550
1,199	Hanmi Financial Corp.	36,869
844	Heartland Financial U.S.A., Inc.	42,158
2,719	Heritage Commerce Corp.	38,338
1,495	Hilltop Holdings, Inc.	41,068
3,562	Home Bancshares, Inc.	96,423
859	Horizon Bancorp	22,523
17,203	Huntington Bancshares, Inc.	230,348
780	IBERIABANK Corp.	61,698
1,941	Independent Bank Corp.	40,179
373	Independent Bank Group, Inc.	23,984
1,540	International Bancshares Corp.	54,516
2,615	Investors Bancorp, Inc.	37,604
2,249	Lakeland Bancorp, Inc. (b)	44,080
1,050	Lakeland Financial Corp. (b)	45,276
1,210	LCNB Corp.	28,859
545	LegacyTexas Financial Group, Inc.	21,745
1,216	Live Oak Bancshares, Inc.	26,326
2,819	Macatawa Bank Corp.	27,852
1,100	MainSource Financial Group, Inc.	36,223
4,057	MBT Financial Corp.	46,047
1,152	Mercantile Bank Corp.	39,629
447	Merchants Bancshares, Inc.	21,769
625	Middleburg Financial Corp.	25,025
720	MidWestOne Financial Group, Inc.	24,689
776	MutualFirst Financial, Inc.	24,483

Number of Shares		Value
	Banks (Continued)
744	National Bank Holdings Corp. - Class A	$24,180
798	National Bankshares, Inc.	29,965
625	National Commerce Corp. (a)	22,875
1,135	NBT Bancorp, Inc.	42,074
1,144	NorthRim Bancorp, Inc.	34,377
2,093	OFG Bancorp	24,697
1,155	Old Line Bancshares, Inc.	32,894
2,454	Old National Bancorp	42,577
2,325	Old Second Bancorp, Inc.	26,156
1,064	Orrstown Financial Services, Inc.	23,780
1,267	Pacific Continental Corp.	31,042
917	Pacific Premier Bancorp, Inc. (a)	35,350
1,378	PacWest Bancorp	73,392
502	Park National Corp.	52,810
2,696	Park Sterling Corp. (b)	33,188
1,098	Peapack-Gladstone Financial Corp.	32,490
889	Peoples Bancorp, Inc. (b)	28,146
1,110	People’s Utah Bancorp	29,360
3,359	Popular, Inc.	136,812
790	Preferred Bank	42,391
1,713	Premier Financial Bancorp, Inc.	36,024
1,232	PrivateBancorp, Inc.	73,144
879	Prosperity Bancshares, Inc.	61,275
1,076	QCR Holdings, Inc.	45,569
517	Renasant Corp.	20,520
756	Republic Bancorp, Inc. - Class A	25,999
785	S&T Bancorp, Inc.	27,161
952	Sandy Spring Bancorp, Inc.	39,022
1,068	Seacoast Banking Corp. of Florida (a)	25,611
2,420	ServisFirst Bancshares, Inc. (b)	88,040
1,465	Shore Bancshares, Inc.	24,480
1,493	Sierra Bancorp	40,953
792	Signature Bank (a)	117,525
479	Simmons First National Corp. - Class A	26,417
1,216	Southern First Bancshares, Inc. (a)	39,702
654	Southside Bancshares, Inc.	21,955
1,428	Southwest Bancorp, Inc.	37,342
2,098	Sterling Bancorp	49,723
1,261	Stock Yards Bancorp, Inc.	51,260
758	Stonegate Bank	35,694
1,820	Summit Financial Group, Inc.	39,203
800	SVB Financial Group (a)(b)	148,872
2,289	Synovus Financial Corp.	93,895
2,951	TCF Financial Corp.	50,226
611	Texas Capital Bancshares, Inc. (a)(b)	50,988
722	The Bank of N.T. Butterfield & Son Ltd.	23,039
1,473	The First Bancorp, Inc.	40,139
1,014	The First of Long Island Corp.	27,429
500	Tompkins Financial Corp.	40,275
1,300	TowneBank	42,120
930	TriCo Bancshares	33,043
1,410	TriState Capital Holdings, Inc. (a)	32,924
1,224	Triumph Bancorp, Inc. (a)	31,579
1,715	Trustmark Corp.	54,520
562	UMB Financial Corp.	42,324
2,276	Umpqua Holdings Corp. (b)	40,376
1,661	Union Bankshares Corp.	58,434
981	Union Bankshares, Inc. (b)	42,134
514	United Bankshares, Inc. (b)	21,717
1,281	United Community Banks, Inc.	35,471

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
1,351	Univest Corp. of Pennsylvania	$34,991
2,243	Valley National Bancorp	26,467
880	Veritex Holdings, Inc. (a)	24,746
600	Washington Trust Bancorp	29,580
995	WashingtonFirst Bankshares, Inc.	27,860
547	Wesbanco, Inc.	20,846
1,523	West Bancorporation, Inc.	34,953
608	WestAmerica Bancorporation	33,945
1,555	Western Alliance Bancorp (a)	76,335
979	Wintrust Financial Corp. (b)	67,668
1,897	Xenith Bankshares, Inc. (a)	48,127
2,646	Zions Bancorporation (b)	111,132

		7,599,004

	Beverages - 0.33%
432	Boston Beer Co., Inc. - Class A (a)(b)	62,489
351	Coca-Cola Bottling Co.	72,313
790	MGP Ingredients, Inc. (b)	42,842
1,597	National Beverage Corp. (b)	134,994
5,412	Primo Water Corp. (a)	73,495

		386,133

	Biotechnology - 1.61%
2,347	Acorda Therapeutics, Inc. (a)(b)	49,287
1,699	Alkermes Plc (a)	99,391
3,243	AMAG Pharmaceuticals, Inc. (a)(b)	73,130
389	ANI Pharmaceuticals, Inc. (a)	19,259
9,500	Array BioPharma, Inc. (a)(b)	84,930
5,224	BioCryst Pharmaceuticals, Inc. (a)	43,882
396	Bluebird Bio, Inc. (a)(b)	35,996
3,000	ChemoCentryx, Inc. (a)	21,840
484	Eagle Pharmaceuticals, Inc. (a)(b)	40,143
3,200	Emergent BioSolutions, Inc. (a)	92,928
1,170	Enanta Pharmaceuticals, Inc. (a)	36,036
1,592	Exact Sciences Corp. (a)(b)	37,603
3,034	Exelixis, Inc. (a)(b)	65,747
3,037	Five Prime Therapeutics, Inc. (a)	109,787
2,375	Genomic Health, Inc. (a)(b)	74,789
8,484	Insys Therapeutics, Inc. (a)(b)	89,167
1,502	Ironwood Pharmaceuticals, Inc. - Class A (a)	25,624
1,639	Lexicon Pharmaceuticals, Inc. (a)(b)	23,503
2,960	MediciNova, Inc. (a)(b)	17,730
9,079	MiMedx Group, Inc. (a)(b)	86,523
6,530	Myriad Genetics, Inc. (a)	125,376
32,430	PDL BioPharma, Inc. (b)	73,616
21,335	PharmAthene, Inc.	17,313
1,055	Sarepta Therapeutics, Inc. (a)	31,228
2,088	Seattle Genetics, Inc. (a)(b)	131,252
2,118	Seres Therapeutics, Inc. (a)	23,870
192	TESARO, Inc. (a)(b)	29,543
1,491	United Therapeutics Corp. (a)	201,852
2,913	Vanda Pharmaceuticals, Inc. (a)	40,782
3,009	Veracyte, Inc. (a)	27,623
1,051	Xencor, Inc. (a)	25,140

		1,854,890

	Building Products - 1.51%
3,417	A. O. Smith Corp. (b)	174,814
2,327	AAON, Inc.	82,259
2,157	Allegion Plc	163,285

Number of Shares		Value
	Building Products (Continued)
781	American Woodmark Corp. (a)	$71,696
688	Apogee Enterprises, Inc. (b)	41,012
544	Armstrong World Industries, Inc. (a)	25,051
4,743	Builders FirstSource, Inc. (a)(b)	70,671
787	Caesarstone Ltd. (a)	28,529
1,143	Continental Building Products, Inc. (a)	28,003
3,124	Fortune Brands Home & Security, Inc. (b)	190,095
900	Insteel Industries, Inc.	32,526
1,083	Lennox International, Inc. (b)	181,186
400	Masonite International Corp. (a)(b)	31,700
2,376	NCI Building Systems, Inc. (a)	40,748
2,404	Owens Corning, Inc.	147,533
745	Patrick Industries, Inc. (a)	52,821
1,942	Ply Gem Holdings, Inc. (a)	38,257
1,492	Quanex Building Products Corp.	30,213
1,408	Simpson Manufacturing Co., Inc.	60,671
1,527	Trex Co., Inc. (a)	105,959
848	Universal Forest Products, Inc.	83,562
1,925	USG Corp. (a)(b)	61,215

		1,741,806

	Capital Markets - 2.01%
1,521	Arlington Asset Investment Corp. - Class A (b)	21,492
2,256	Artisan Partners Asset Management, Inc. - Class A	62,266
1,201	B. Riley Financial, Inc.	18,015
8,124	BGC Partners, Inc. - Class A	92,289
1,654	Cohen & Steers, Inc. (b)	66,110
1,771	Cowen Group, Inc. - Class A (a)(b)	26,476
300	Diamond Hill Investment Group, Inc.	58,365
2,561	Donnelley Financial Solutions, Inc. (a)	49,402
3,469	E*TRADE Financial Corp. (a)	121,033
3,120	Eaton Vance Corp.	140,275
1,140	Evercore Partners, Inc. - Class A	88,806
3,177	Federated Investors, Inc. - Class B	83,682
904	Greenhill & Co., Inc.	26,487
2,512	Hennessy Advisors, Inc.	42,227
1,882	INTL. FCStone, Inc. (a)	71,441
3,462	Investment Technology Group	70,105
2,166	Janus Capital Group, Inc. (b)	28,591
3,214	KCG Holdings, Inc. - Class A (a)	57,306
4,184	Lazard Ltd. - Class A - ADR	192,422
3,112	LPL Financial Holdings, Inc.	123,951
1,379	Moelis & Co. - Class A	53,092
3,770	OM Asset Management Plc	57,002
600	Piper Jaffray Cos.	38,310
2,417	PJT Partners, Inc. - Class A	84,813
5,786	Pzena Investment Management, Inc. - Class A	56,934
2,965	Raymond James Financial, Inc.	226,111
2,232	SEI Investments Co.	112,582
433	Stifel Financial Corp. (a)(b)	21,732
3,641	Virtu Financial, Inc. - Class A (b)	61,897
4,874	Waddell & Reed Financial, Inc. - Class A (b)	82,858
593	Westwood Holdings Group, Inc.	31,672
99	Wins Finance Holdings, Inc. (a)(b)	14,354
4,912	WisdomTree Investments, Inc. (b)	44,601

		2,326,699

	Chemicals - 2.28%
775	A. Schulman, Inc.	24,374
8,334	AgroFresh Solutions, Inc. (a)	36,420

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
1,355	Albemarle Corp. (b)	$143,142
2,491	American Vanguard Corp.	41,351
1,053	Ashland Global Holdings, Inc.	130,372
1,876	Axalta Coating Systems, Ltd. (a)	60,407
277	Balchem Corp.	22,830
1,650	Cabot Corp.	98,851
633	Chase Corp.	60,388
666	Chemtura Corp. (a)	22,244
4,673	Codexis, Inc. (a)	22,430
1,858	FutureFuel Corp. (b)	26,346
2,925	GCP Applied Technologies, Inc. (a)	95,501
1,290	H.B. Fuller Co. (b)	66,512
4,661	Huntsman Corp. (b)	114,381
713	Ingevity Corp. (a)	43,386
745	Innophos Holdings, Inc.	40,208
974	Innospec, Inc.	63,066
1,910	KMG Chemicals, Inc.	87,994
1,206	Koppers Holdings, Inc. (a)	51,074
1,229	Kraton Corp. (a)	38,001
1,785	Kronos Worldwide, Inc.	29,328
821	Minerals Technologies, Inc.	62,889
205	NewMarket Corp. (b)	92,912
3,320	Olin Corp.	109,128
3,500	OMNOVA Solutions, Inc. (a)	34,650
4,384	Platform Specialty Products Corp. (a)	57,080
1,162	PolyOne Corp.	39,613
404	Quaker Chemical Corp.	53,191
2,300	Rayonier Advanced Materials, Inc.	30,935
3,421	RPM International, Inc.	188,258
460	Sensient Technologies Corp.	36,460
400	Stepan Co.	31,524
3,470	The Chemours Company	133,595
767	The Scotts Miracle-Gro Co. - Class A (b)	71,630
1,560	Trinseo SA	104,676
3,430	Tronox, Ltd. - Class A	63,284
1,663	Valspar Corp.	184,493
333	W.R. Grace & Co.	23,213

		2,636,137

	Commercial Services & Supplies - 1.94%
1,528	ABM Industries, Inc.	66,621
4,285	ACCO Brands Corp. (a)	56,348
2,309	Aqua Metals, Inc. (a)(b)	45,118
12,575	ARC Document Solutions, Inc. (a)	43,384
2,243	Avery Dennison Corp.	180,786
920	Barrett Business Services, Inc.	50,250
3,491	Casella Waste Systems, Inc. - Class A (a)	49,258
2,396	CECO Environmental Corp. (b)	25,182
510	Clean Harbors, Inc. (a)	28,366
2,222	Comfort Systems U.S.A., Inc.	81,436
1,706	Copart, Inc. (a)	105,653
1,680	Deluxe Corp.	121,246
2,143	Ennis, Inc.	36,431
1,123	Essendant, Inc.	17,013
2,013	Healthcare Services Group, Inc. (b)	86,740
1,912	HNI Corp.	88,124
3,731	InnerWorkings, Inc. (a)	37,161
3,464	Interface, Inc.	65,989
885	KAR Auction Services, Inc. (b)	38,648

Number of Shares		Value
	Commercial Services & Supplies (Continued)
4,861	Kimball International, Inc. - Class B	$80,207
2,509	Knoll, Inc.	59,739
847	LSC Communications, Inc.	21,311
713	McGrath RentCorp	23,935
3,123	Miller Herman, Inc.	98,531
802	MSA Safety, Inc.	56,693
292	Multi-Color Corp.	20,732
2,792	NL Industries, Inc. (a)	18,008
2,857	Pitney Bowes, Inc.	37,455
2,463	Quad/Graphics, Inc.	62,166
3,285	Rollins, Inc. (b)	121,972
1,208	SP Plus Corp. (a)	40,770
3,814	Steelcase, Inc. - Class A	63,885
3,075	Sykes Enterprises, Inc. (a)	90,405
1,551	Tetra Tech, Inc. (b)	63,358
761	The Brinks Co. (b)	40,675
2,805	TRC Cos., Inc. (a)	48,947
610	Viad Corp.	27,572
1,456	West Corp.	35,556

		2,235,671

	Communications Equipment - 1.67%
2,839	ADTRAN, Inc.	58,909
1,084	Applied Optoelectronics, Inc. (a)(b)	60,867
883	Arista Networks, Inc. (a)(b)	116,794
2,694	ARRIS International Plc (a)	71,256
1,584	Bel Fuse, Inc. - Class B	40,471
5,789	Black Box Corp. (b)	51,812
10,151	Brocade Communications Systems, Inc.	126,684
6,352	Calix, Inc. (a)	46,052
3,967	Ciena Corp. (a)(b)	93,661
2,568	Clearfield, Inc. (a)	42,244
1,805	CommScope Holding Co., Inc. (a)	75,287
3,015	Digi International, Inc. (a)	35,878
438	EchoStar Corp. - Class A (a)	24,944
22,488	Extreme Networks, Inc. (a)	168,885
1,722	Finisar Corp. (a)	47,079
4,628	Harmonic, Inc. (a)	27,537
3,753	Infinera Corp. (a)(b)	38,393
502	InterDigital, Inc.	43,323
4,240	Ixia (a)	83,316
4,359	KVH Industries, Inc. (a)	36,616
2,090	Lumentum Holdings, Inc. (a)	111,502
1,506	NETGEAR, Inc. (a)	74,622
1,216	NetScout Systems, Inc. (a)	46,147
6,300	Oclaro, Inc. (a)(b)	61,866
1,204	Plantronics, Inc.	65,148
2,365	Quantenna Communications, Inc. (a)(b)	49,263
8,419	ShoreTel, Inc. (a)	51,777
9,381	Sonus Networks, Inc. (a)	61,821
1,274	Ubiquiti Networks, Inc. (a)(b)	64,031
4,465	Viavi Solutions, Inc. (a)	47,865

		1,924,050

	Construction & Engineering - 0.96%
2,451	AECOM (a)(b)	87,231
2,006	Aegion Corp. (a)(b)	45,958
563	Argan, Inc.	37,242
1,563	Chicago Bridge & Iron Co. NV	48,062
1,586	EMCOR Group, Inc.	99,839
718	Granite Construction, Inc. (b)	36,036

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Construction & Engineering (Continued)
4,826	HC2 Holdings, Inc. (a)	$29,921
4,545	IES Holdings, Inc. (a)	82,265
2,680	Jacobs Engineering Group, Inc. (b)	148,150
1,997	KBR, Inc.	30,015
2,182	Layne Christensen Co. (a)	19,289
2,253	MasTec, Inc. (a)	90,233
1,109	MYR Group, Inc. (a)	45,469
2,183	NV5 Global, Inc. (a)	82,081
3,930	Orion Group Holdings, Inc. (a)	29,357
4,122	Quanta Services, Inc. (a)	152,967
1,284	Tutor Perini Corp. (a)	40,831

		1,104,946

	Construction Materials - 0.08%
489	Eagle Materials, Inc.	47,501
700	US Concrete, Inc. (a)(b)	45,185

		92,686

	Consumer Finance - 0.80%
343	Credit Acceptance Corp. (a)(b)	68,398
6,753	Enova International, Inc. (a)	100,282
1,995	EZCORP, Inc. - Class A (a)(b)	16,259
1,111	FirstCash, Inc.	54,606
1,340	Green Dot Corp. - Class A (a)(b)	44,702
13,376	Navient Corp.	197,430
1,688	Nelnet, Inc. - Class A	74,036
2,566	PRA Group, Inc. (a)(b)	85,063
2,727	Regional Management Corp. (a)	52,985
6,432	Santander Consumer USA Holdings, Inc. (a)(b)	85,674
12,062	SLM Corp. (a)	145,950

		925,385

	Containers & Packaging - 0.80%
308	AptarGroup, Inc. (b)	23,713
1,567	Bemis Co., Inc.	76,564
2,399	Berry Plastics Group, Inc. (a)	116,519
2,274	Crown Holdings, Inc. (a)(b)	120,408
4,158	Graphic Packaging Holding Co.	53,514
804	Greif, Inc. - Class A	44,292
363	Greif, Inc. - Class B	23,704
1,608	Multi Packaging Solutions International Ltd. (a)	28,864
2,215	Myers Industries, Inc.	35,108
2,144	Owens-Illinois, Inc. (a)(b)	43,695
1,695	Packaging Corp. of America	155,296
2,873	Sealed Air Corp.	125,205
1,483	Sonoco Products Co. (b)	78,480

		925,362

	Distributors - 0.04%
1,536	Core-Mark Holding Co., Inc.	47,908

	Diversified Consumer Services - 1.19%
4,057	American Public Education, Inc. (a)	92,905
5,636	Bridgepoint Education, Inc. (a)	60,136
5,937	Cambium Learning Group, Inc. (a)	29,091
1,149	Capella Education Co.	97,694
11,200	Career Education Corp. (a)(b)	97,440
7,874	Chegg, Inc. (a)(b)	66,457
3,069	Collectors Universe, Inc.	80,101
3,599	DeVry Education Group, Inc. (b)	127,585
1,100	Grand Canyon Ed, Inc. (a)	78,771

Number of Shares		Value
	Diversified Consumer Services (Continued)
3,931	H&R Block, Inc.	$91,396
1,275	Hillenbrand, Inc.	45,709
2,289	Houghton Mifflin Harcourt Co. (a)	23,233
5,526	K12, Inc. (a)	105,823
1,747	Liberty Tax, Inc.	24,895
305	Matthews International Corp. - Class A	20,633
2,300	Regis Corp. (a)	26,956
856	Service Corp. International	26,433
2,023	ServiceMaster Global Holdings, Inc. (a)	84,460
751	Sotheby’s (a)	34,155
1,024	Strayer Education, Inc.	82,422
4,753	Weight Watchers International, Inc. (a)(b)	74,004

		1,370,299

	Diversified Financial Services - 0.72%
1,967	CBOE Holdings, Inc.	159,465
1,400	Encore Capital Group, Inc. (a)	43,120
2,143	Fidelity National Financial, Inc. (a)	28,395
4,284	GAIN Capital Holdings, Inc.	35,686
1,084	MarketAxess Holdings, Inc.	203,239
2,507	MSCI, Inc.	243,655
3,683	Tiptree Financial, Inc. - Class A	26,886
1,726	World Acceptance Corp. (a)	89,372

		829,818

	Diversified Telecommunication Services - 0.53%
4,975	8x8, Inc. (a)	75,869
1,123	Cincinnati Bell, Inc. (a)	19,877
1,318	Cogent Communications Group, Inc.	56,740
1,146	Consolidated Communications Holdings, Inc. (b)	26,839
2,154	FairPoint Communications, Inc. (a)	35,757
6,224	Frontier Communications Corp. (b)	13,319
1,789	General Communication, Inc. - Class A (a)	37,211
976	Hawaiian Telcom Holdco, Inc. (a)	22,360
3,119	IDT Corp. - Class B	39,674
995	Straight Path Communications, Inc. - Class B (a)(b)	35,790
18,694	Vonage Holdings Corp. (a)(b)	118,146
13,916	Windstream Holdings, Inc. (b)	75,842
1,773	Zayo Group Holdings, Inc. (a)	58,332

		615,756

	Electric Utilities - 0.91%
1,165	ALLETE, Inc.	78,882
642	El Paso Electric Co.	32,421
9,218	Genie Energy Ltd. - Class B	66,738
4,063	Great Plains Energy, Inc.	118,721
3,162	Hawaiian Electric Industries, Inc.	105,326
700	IDACORP, Inc.	58,072
538	MGE Energy, Inc.	34,970
3,626	OGE Energy Corp.	126,838
1,352	Pinnacle West Capital Corp.	112,730
1,116	PNM Resources, Inc.	41,292
1,198	Portland General Electric Co.	53,215
2,712	Spark Energy, Inc. - Class A (b)	86,648
600	Unitil Corp.	27,018
1,984	Westar Energy, Inc.	107,672

		1,050,543

	Electrical Equipment - 0.79%
1,581	Allied Motion Technologies, Inc.	31,778
771	AZZ, Inc.	45,875

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electrical Equipment (Continued)
1,418	Babcock & Wilcox Enterprises, Inc. (a)	$13,244
622	Belden, Inc. (b)	43,036
2,440	Brady Corp. - Class A	94,306
767	Encore Wire Corp.	35,282
1,776	Energous Corp. (a)(b)	27,706
722	EnerSys	56,995
680	Franklin Electric Co., Inc.	29,274
630	Generac Holdings, Inc. (a)(b)	23,486
2,151	General Cable Corp.	38,610
981	Hubbell, Inc.	117,769
1,216	II-VI, Inc. (a)	43,837
3,169	InvenSense, Inc. (a)	40,024
3,702	LSI Industries, Inc.	37,353
908	Powell Industries, Inc.	31,272
945	Regal Beloit Corp. (b)	71,489
3,600	Vicor Corp. (a)	57,960
1,102	Woodward Governor Co.	74,848

		914,144

	Electronic Equipment, Instruments & Components - 2.57%
1,019	Anixter International, Inc. (a)	80,807
1,979	Arrow Electronics, Inc. (a)	145,278
1,658	Avnet, Inc.	75,870
1,544	AVX Corp.	25,291
2,294	Benchmark Electronics, Inc. (a)	72,949
4,104	CDW Corp. (b)	236,842
1,963	Cognex Corp. (b)	164,794
577	Coherent, Inc. (a)	118,654
5,417	Control4 Corp. (a)	85,534
3,790	Daktronics, Inc.	35,816
1,694	Dolby Laboratories, Inc. - Class A	88,783
6,787	Electro Scientific Industries (a)	47,305
800	Fabrinet (a)	33,624
968	FARO Technologies, Inc. (a)	34,606
5,164	Fitbit, Inc. - Class A (a)(b)	30,571
1,302	FLIR Systems, Inc.	47,237
2,648	Insight Enterprises, Inc. (a)	108,806
408	IPG Photonics Corp. (a)(b)	49,246
1,050	Itron, Inc. (a)	63,735
1,288	Jabil Circuit, Inc. (b)	37,249
3,258	Keysight Technologies, Inc. (a)	117,744
1,936	Kimball Electronics, Inc. (a)	32,815
1,326	Knowles Corp. (a)(b)	25,128
306	Littelfuse, Inc.	48,933
1,100	Mercury Computer Systems (a)	42,955
774	Methode Electronics, Inc. (b)	35,294
460	MTS Systems Corp.	25,323
2,699	National Instruments Corp.	87,880
2,000	Novanta, Inc. (a)	53,100
1,500	PC Connection, Inc. (b)	44,685
1,135	Plexus Corp. (a)	65,603
10,273	Radisys Corp. (a)	41,092
375	Rogers Corp. (a)	32,201
2,444	Sanmina Corp. (a)	99,226
929	ScanSource, Inc. (a)	36,463
813	SYNNEX Corp.	91,007
1,030	Tech Data Corp. (a)	96,717
5,123	Trimble Navigation Ltd. (a)	163,987
3,500	TTM Technologies, Inc. (a)(b)	56,455

Number of Shares		Value
	Electronic Equipment, Instruments & Components (Continued)
394	Universal Display Corp. (b)	$33,923
3,404	Vishay Intertechnology, Inc. (b)	55,996
1,577	Vishay Precision Group, Inc. (a)	24,917
747	Zebra Technologies Corp. - Class A (a)	68,164

		2,962,605

	Energy Equipment & Services - 1.12%
3,792	Archrock, Inc.	47,021
4,176	Atwood Oceanics, Inc. (a)(b)	39,797
6,756	Dawson Geophysical Co. (a)(b)	37,563
1,833	Diamond Offshore Drilling, Inc. (a)(b)	30,629
605	Dril-Quip, Inc. (a)(b)	33,003
7,202	Ensco Plc - Class A (b)	64,458
4,550	Era Group, Inc. (a)	60,333
1,111	Exterran Corp. (a)	34,941
2,948	Fairmount Santrol Holdings, Inc. (a)	21,609
2,300	Forum Energy Technologies, Inc. (a)	47,610
1,073	Geospace Technologies Corp. (a)	17,415
2,280	Helix Energy Solutions Group, Inc. (a)	17,716
1,213	Matrix Service Co. (a)	20,014
4,812	Nabors Industries, Ltd.	62,893
1,371	Natural Gas Services Group, Inc. (a)	35,715
2,817	Newpark Resources, Inc. (a)(b)	22,818
7,378	Noble Corp. Plc (b)	45,670
1,900	Oceaneering International, Inc. (b)	51,452
1,300	Oil States International, Inc. (a)	43,095
13,682	Parker Drilling Co. (a)	23,943
2,968	Patterson-UTI Energy, Inc. (b)	72,033
3,798	Pioneer Energy Services Corp. (a)	15,192
1,826	RigNet, Inc. (a)	39,168
3,414	Rowan Cos., Inc. - Class A (a)(b)	53,190
2,044	RPC Energy Services, Inc. (b)	37,426
15,976	Seadrill, Ltd. (a)(b)	26,360
2,900	Superior Energy Services, Inc. (a)	41,354
2,561	TechnipFMC Plc (a)	83,232
5,479	Tetra Technologies, Inc. (a)(b)	22,300
11,009	Tidewater, Inc. (a)(b)	12,660
5,469	Transocean, Ltd. - ADR (a)(b)	68,089
873	Unit Corp. (a)	21,092
958	US Silica Holdings, Inc. (b)	45,974

		1,295,765

	Food & Staples Retailing - 0.90%
1,070	Casey’s General Stores, Inc. (b)	120,107
2,472	Diplomat Pharmacy, Inc. (a)	39,428
1,135	Ingles Markets, Inc. - Class A	48,975
4,287	Natural Grocers by Vitamin Cottage, Inc. (a)(b)	44,542
2,457	Performance Food Group Co. (a)(b)	58,477
528	PriceSmart, Inc.	48,682
21,245	Rite Aid Corp. (a)	90,291
2,848	SpartanNash Co.	99,652
4,759	Sprouts Farmers Market, Inc. (a)(b)	110,028
13,897	SUPERVALU, Inc. (a)	53,642
3,825	The Chefs’ Warehouse, Inc. (a)	53,168
2,234	United Natural Foods, Inc. (a)(b)	96,576
1,281	US Foods Holding Corp. (a)	35,842
2,428	Village Super Market, Inc. - Class A	64,342
1,200	Weis Markets, Inc.	71,580

		1,035,332

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Food Products - 1.54%
1,003	Alico, Inc.	$26,479
503	B&G Foods, Inc.	20,246
2,923	Blue Buffalo Pet Products, Inc. (a)(b)	67,229
708	Cal Maine Foods, Inc. (b)	26,054
3,474	Darling International, Inc. (a)	50,442
6,617	Dean Foods Co.	130,090
1,493	Farmer Brothers Co. (a)	52,778
5,415	Flowers Foods, Inc. (b)	105,105
1,214	Fresh Del Monte Produce, Inc. (b)	71,905
2,944	Freshpet, Inc. (a)(b)	32,384
1,692	Ingredion, Inc.	203,768
3,643	Inventure Foods, Inc. (a)	16,102
389	J&J Snack Foods Corp.	52,733
660	John B. Sanfilippo & Son, Inc. (b)	48,305
722	Lancaster Colony Corp.	93,022
2,686	Lifeway Foods, Inc. (a)	28,821
1,767	Omega Protein Corp.	35,428
1,227	Pilgrim’s Pride Corp. (b)	27,614
1,303	Pinnacle Foods, Inc.	75,405
1,549	Post Holdings, Inc. (a)(b)	135,568
900	Sanderson Farms, Inc. (b)	93,456
1,208	Seneca Foods Corp. - Class A (a)	43,609
1,087	Snyder’s-Lance, Inc. (b)	43,817
1,019	The Hain Celestial Group, Inc. (a)	37,907
2,472	The WhiteWave Foods Co. (a)	138,803
851	Tootsie Roll Industries, Inc.	31,777
1,010	TreeHouse Foods, Inc. (a)(b)	85,507

		1,774,354

	Gas Utilities - 0.78%
1,334	Atmos Energy Corp.	105,373
1,235	Delta Natural Gas Co., Inc.	37,482
750	National Fuel Gas Co.	44,715
1,390	New Jersey Resources Corp. (b)	55,044
1,328	Northwest Natural Gas Co.	78,485
1,261	ONE Gas, Inc.	85,243
989	South Jersey Industries, Inc.	35,258
1,269	Southwest Gas Corp.	105,213
953	Spire, Inc.	64,327
4,875	UGI Corp.	240,825
600	WGL Holdings, Inc.	49,518

		901,483

	Health Care Equipment & Supplies - 3.95%
909	Abaxis, Inc.	44,086
1,296	ABIOMED, Inc. (a)(b)	162,259
1,262	Alere, Inc. (a)	50,139
2,007	Align Technology, Inc. (a)(b)	230,223
303	Analogic Corp.	22,998
3,112	AngioDynamics, Inc. (a)	53,993
511	Anika Therapeutics, Inc. (a)(b)	22,198
1,564	AtriCure, Inc. (a)	29,951
100	Atrion Corp.	46,820
3,077	AxoGen, Inc. (a)	32,155
1,192	Cantel Medical Corp.	95,479
3,459	Cardiovascular Systems, Inc. (a)	97,803
2,300	CryoLife, Inc. (a)	38,295
3,910	Cutera, Inc. (a)	80,937
2,192	DexCom, Inc. (a)(b)	185,728
2,230	Entellus Medical, Inc. (a)	30,774

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
2,680	Exactech, Inc. (a)	$67,536
3,536	GenMark Diagnostics, Inc. (a)	45,332
1,898	Glaukos Corp. (a)(b)	97,367
1,993	Globus Medical, Inc. - Class A (a)(b)	59,033
1,166	Haemonetics Corp. (a)	47,305
1,628	Halyard Health, Inc. (a)	62,011
1,294	Hill-Rom Holdings, Inc.	91,356
4,264	Hologic, Inc. (a)	181,433
200	ICU Med, Inc. (a)	30,540
2,250	IDEXX Laboratories, Inc. (a)(b)	347,873
1,135	Inogen, Inc. (a)	88,031
2,553	Insulet Corp. (a)(b)	110,009
1,184	Integra Lifesciences Holdings Corp. (a)(b)	49,882
7,210	iRadimed Corp. (a)(b)	64,169
4,197	IRIDEX Corp. (a)	49,818
1,652	K2M Group Holdings, Inc. (a)	33,883
3,800	LeMaitre Vascular, Inc.	93,594
2,041	Masimo Corp. (a)	190,344
2,917	Meridian Bioscience, Inc.	40,255
1,179	Merit Medical Systems, Inc. (a)	34,073
1,424	Natus Medical, Inc. (a)	55,892
391	Neogen Corp. (a)	25,630
1,472	NuVasive, Inc. (a)(b)	109,929
3,356	NxStage Medical, Inc. (a)	90,041
9,635	OraSure Technologies, Inc. (a)	124,581
2,392	Orthofix International NV (a)	91,255
1,754	Oxford Immunotec Global Plc (a)	27,169
1,078	Penumbra, Inc. (a)	89,959
2,724	ResMed, Inc. (b)	196,046
11,041	RTI Surgical, Inc. (a)	44,164
8,212	STAAR Surgical Co. (a)(b)	80,478
1,468	SurModics, Inc. (a)	35,305
2,855	Tactile Systems Technology, Inc. (a)	54,102
565	Teleflex, Inc. (b)	109,457
583	The Cooper Companies, Inc. (b)	116,536
2,123	The Spectranetics Corp. (a)	61,832
444	Utah Medical Products, Inc.	27,661
1,115	West Pharmaceutical Services, Inc. (b)	90,995
2,125	Zeltiq Aesthetics, Inc. (a)	118,171

		4,556,885

	Health Care Providers & Services - 2.50%
1,042	Addus HomeCare Corp. (a)	33,344
664	Air Methods Corp. (a)	28,552
2,086	Almost Family, Inc. (a)	101,380
2,409	Amedisys, Inc. (a)	123,076
1,262	American Renal Associates Holdings, Inc. (a)	21,303
2,010	AMN Healthcare Services, Inc. (a)(b)	81,606
14,215	BioScrip, Inc. (a)	24,165
4,533	BioTelemetry, Inc. (a)(b)	131,230
1,466	Brookdale Senior Living, Inc. (a)	19,688
577	Chemed Corp.	105,412
1,870	Civitas Solutions, Inc. (a)	34,314
6,875	Community Health Systems, Inc. (a)	60,981
1,448	CorVel Corp. (a)	62,988
6,563	Cross Country Healthcare, Inc. (a)	94,245
1,864	Envision Healthcare Corp. (a)(b)	114,300
1,020	HealthEquity, Inc. (a)	43,299
1,527	HealthSouth Corp. (b)	65,371
2,244	HMS Holdings Corp. (a)	45,621

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
3,194	Kindred Healthcare, Inc. (b)	$26,670
820	Landauer, Inc.	39,975
1,900	LHC Group, Inc. (a)	102,410
1,191	LifePoint Hospitals, Inc. (a)	78,011
799	Magellan Health Services, Inc. (a)	55,171
1,302	MEDNAX, Inc. (a)(b)	90,333
1,457	Molina Healthcare, Inc. (a)(b)	66,439
303	National Healthcare Corp.	21,604
1,763	National Research Corp. - Class A	34,731
25,993	Nobilis Health Corp. (a)(b)	44,188
2,539	Owens & Minor, Inc. (b)	87,849
1,418	Patterson Cos., Inc. (b)	64,136
2,473	PerkinElmer, Inc.	143,582
1,519	PharMerica Corp. (a)	35,545
815	Premier, Inc. - Class A (a)	25,941
8,486	Quorum Health Corp. (a)	46,164
6,707	RadNet, Inc. (a)	39,571
4,735	Select Medical Holdings Corp. (a)(b)	63,212
1,273	Surgery Partners, Inc. (a)	24,824
2,635	Tenet Healthcare Corp. (a)	46,666
1,627	Tivity Health, Inc. (a)	47,346
2,522	Triple-S Management Corp. - Class B (a)	44,312
2,065	Trupanion, Inc. (a)(b)	29,364
327	UnitedHealth Group, Inc.	53,644
3,500	Universal American Corp. (a)	34,895
372	US Physical Therapy, Inc.	24,292
1,192	VCA, Inc. (a)	109,068
1,536	WellCare Health Plans, Inc. (a)	215,363

		2,886,181

	Health Care Technology - 0.44%
4,680	Allscripts Healthcare Solutions, Inc. (a)(b)	59,342
834	athenahealth, Inc. (a)(b)	93,983
1,388	Medidata Solutions, Inc. (a)(b)	80,074
869	Omnicell, Inc. (a)	35,325
3,700	Quality Systems, Inc. (a)	56,388
2,350	Veeva Systems, Inc. - Class A (a)(b)	120,508
2,347	Vocera Communications, Inc. (a)	58,276

		503,896

	Hotels, Restaurants & Leisure - 2.16%
4,002	Aramark	147,554
75	Biglari Holdings, Inc. (a)	32,398
614	BJ’s Restaurants, Inc. (a)	24,806
2,135	Bloomin’ Brands, Inc. (b)	42,123
478	Bob Evans Farms, Inc.	31,008
2,440	Boyd Gaming Corp. (a)	53,704
1,253	Brinker International, Inc. (b)	55,082
397	Buffalo Wild Wings, Inc. (a)(b)	60,642
2,918	Caesars Acquisition Co. - Class A (a)	44,937
3,818	Caesars Entertainment Corp. (a)(b)	36,462
5,900	Callaway Golf Co.	65,313
1,700	Carrols Restaurant Group, Inc. (a)	24,055
3,294	Century Casinos, Inc. (a)	24,903
504	Cheesecake Factory, Inc. (b)	31,933
801	Choice Hotels International, Inc.	50,143
208	Churchill Downs, Inc.	33,041
186	Cracker Barrel Old Country Store, Inc. (b)	29,620
421	Dave & Buster’s Entertainment, Inc. (a)(b)	25,719
1,563	Del Frisco’s Restaurant Group, Inc. (a)	28,212

Number of Shares		Value
	Hotels, Restaurants & Leisure (Continued)
1,582	Del Taco Restaurants, Inc. (a)(b)	$20,977
3,398	Denny’s Corp. (a)	42,033
1,417	Domino’s Pizza, Inc.	261,153
853	Dunkin’ Brands Group, Inc.	46,642
2,525	Eldorado Resorts, Inc. (a)(b)	47,786
978	Fiesta Restaurant Group, Inc. (a)	23,668
1,906	Fogo De Chao, Inc. (a)	30,972
2,022	Golden Entertainment, Inc.	26,751
626	Hyatt Hotels Corp. - Class A (a)(b)	33,791
628	International Speedway Corp. - Class A	23,205
1,502	Intrawest Resorts Holdings, Inc. (a)	37,565
2,100	Isle of Capri Casinos, Inc. (a)	55,356
736	Jack in the Box, Inc.	74,866
3,356	Jamba, Inc. (a)(b)	30,372
2,240	La Quinta Holdings, Inc. (a)	30,285
1,259	Marcus Corp.	40,414
330	Marriott Vacations Worldwide Corp.	32,977
1,143	Nathan’s Famous, Inc. (a)	71,609
431	Panera Bread Co. - Class A (a)(b)	112,866
1,092	Papa John’s International, Inc.	87,404
2,120	Penn National Gaming, Inc. (a)	39,072
1,882	Pinnacle Entertainment, Inc. (a)	36,737
4,980	Potbelly Corp. (a)	69,222
7,492	Ruby Tuesday, Inc. (a)	21,052
2,500	Ruth’s Hospitality Group, Inc.	50,125
875	Six Flags Entertainment Corp.	52,054
1,187	Sonic Corp.	30,102
1,800	Speedway Motorsports, Inc.	33,912
800	Texas Roadhouse, Inc.	35,624
1,941	The Wendy’s Co.	26,417
442	Vail Resorts, Inc.	84,820
1,398	Wingstop, Inc. (b)	39,535

		2,491,019

	Household Durables - 1.68%
2,898	Bassett Furniture Industries, Inc.	77,956
3,163	Beazer Homes USA, Inc. (a)	38,367
686	CalAtlantic Group, Inc.	25,691
300	Cavco Industries, Inc. (a)	34,920
1,045	CSS Industries, Inc.	27,086
2,290	Ethan Allen Interiors, Inc.	70,188
1,189	Flexsteel Industries, Inc.	59,926
5,378	GoPro, Inc. - Class A (a)(b)	46,789
899	Helen of Troy, Ltd. (a)	84,686
1,300	Hooker Furniture Corp.	40,365
12,219	Hovnanian Enterprises, Inc. (a)	27,737
2,076	Installed Building Products, Inc. (a)	109,509
2,355	iRobot Corp. (a)(b)	155,760
3,255	KB Home (b)	64,709
3,618	La-Z-Boy, Inc. (b)	97,686
2,036	Leggett & Platt, Inc. (b)	102,452
2,027	Lennar Corp. - Class A (b)	103,762
638	Lennar Corp. - Class B	26,668
809	LGI Homes, Inc. (a)(b)	27,433
1,643	Libbey, Inc.	23,955
4,145	Lifetime Brands, Inc.	83,314
216	National Presto Industries, Inc.	22,075
74	NVR, Inc. (a)(b)	155,909
1,330	Pulte Homes, Inc. (b)	31,321
1,180	Tempur Sealy International, Inc. (a)(b)	54,823

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables (Continued)
1,016	Toll Brothers, Inc. (a)	$36,688
623	TopBuild Corp. (a)	29,281
2,777	Tri Pointe Group, Inc. (a)(b)	34,824
2,112	Tupperware Brands Corp. (b)	132,465
2,814	UCP, Inc. - Class A (a)	28,562
400	Universal Electronics, Inc. (a)	27,400
7,538	ZAGG, Inc. (a)	54,274

		1,936,581

	Household Products - 0.51%
2,211	Central Garden & Pet Co. (a)(b)	81,962
3,759	Central Garden & Pet Co. - Class A (a)	130,513
1,804	Energizer Holdings, Inc. (b)	100,573
4,272	HRG Group, Inc. (a)	82,535
1,034	Oil-Dri Corp. of America	38,537
537	Spectrum Brands Holdings, Inc. (b)	74,648
776	WD-40 Co.	84,545

		593,313

	Independent Power and Renewable Electricity Producers - 0.60%
38,845	Atlantic Power Corp. (a)	102,939
9,447	Calpine Corp. (a)(b)	104,390
8,498	Dynegy, Inc. (a)	66,794
9,757	NRG Energy, Inc. (b)	182,456
5,052	NRG Yield, Inc. - Class A	87,854
6,300	NRG Yield, Inc. - Class C	111,510
747	Ormat Technologies, Inc.	42,639

		698,582

	Industrial Conglomerates - 0.28%
1,218	Carlisle Companies, Inc. (b)	129,607
6,240	McDermott International, Inc. (a)(b)	42,120
650	Otter Tail Corp.	24,635
1,060	Raven Industries, Inc. (b)	30,793
9	Seaboard Corp.	37,525
430	Standex International Corp.	43,065
1,183	Tredegar Corp.	20,762

		328,507

	Insurance - 3.99%
254	Alleghany Corp. (a)	156,124
1,249	Allied World Assurance Co. Holdings, Ltd.	66,322
2,870	Ambac Financial Group, Inc. (a)	54,128
1,252	American Equity Investment Life Holding Co.	29,585
1,326	American Financial Group, Inc.	126,527
290	American National Insurance Co.	34,229
1,119	AMERISAFE, Inc. (b)	72,623
3,604	AmTrust Financial Services, Inc. (b)	66,530
2,458	Arch Capital Group, Ltd. - ADR (a)	232,945
962	Argo Group International Holdings, Ltd.	65,224
4,261	Arthur J. Gallagher & Co.	240,917
1,146	Aspen Insurance Holdings, Ltd.	59,649
1,462	Assurant, Inc.	139,870
5,412	Assured Guaranty, Ltd.	200,839
1,685	Atlas Financial Holdings, Inc. (a)	23,000
1,935	Axis Capital Holdings, Ltd.	129,703
854	Baldwin & Lyons, Inc. - Class B	20,880
1,201	Blue Capital Reinsurance Holdings Ltd.	23,179
2,715	Brown & Brown, Inc.	113,270
2,083	CNO Financial Group, Inc.	42,701

Number of Shares		Value
	Insurance (Continued)
1,909	Crawford & Co. - Class B	$19,147
1,360	Donegal Group, Inc. - Class A	23,963
2,116	eHealth, Inc. (a)	25,477
960	EMC Insurance Group, Inc.	26,938
1,373	Employers Holdings, Inc.	52,105
988	Erie Indemnity Co. - Class A	121,228
1,014	Everest Re Group, Ltd.	237,083
457	FBL Financial Group, Inc. - Class A	29,911
2,163	Federated National Holding Co. - Class C	37,701
2,655	First American Financial Corp.	104,288
716	Global Indemnity Ltd. (a)	27,559
1,574	HCI Group, Inc. (b)	71,743
3,882	Heritage Insurance Holdings, Inc.	49,573
574	Horace Mann Educators Corp.	23,563
300	Infinity Property & Casualty Corp.	28,650
245	Investors Title Co.	38,747
600	James River Group Holdings, Ltd.	25,716
521	Kemper Corp.	20,788
3,500	Maiden Holdings, Ltd. (b)	49,000
3,083	MBIA, Inc. (a)(b)	26,113
1,434	National General Holdings Corp. (b)	34,072
101	National Western Life Group, Inc. - Class A (b)	30,720
800	Navigators Group, Inc.	43,440
4,213	Old Republic International Corp.	86,282
4,868	Patriot National, Inc. (a)(b)	13,728
1,933	Primerica, Inc. (b)	158,893
590	ProAssurance Corp. (b)	35,548
1,299	Reinsurance Group of America	164,947
1,013	RenaissanceRe Holdings, Ltd.	146,530
1,339	RLI Corp.	80,367
319	Safety Insurance Group, Inc.	22,362
2,100	Selective Insurance Group, Inc. (b)	99,015
2,571	State National Cos., Inc.	37,022
523	Stewart Information Services Corp. (b)	23,106
555	The Hanover Insurance Group, Inc.	49,983
3,336	Torchmark Corp. (b)	257,005
469	United Fire Group, Inc.	20,059
2,370	United Insurance Holdings Corp.	37,802
3,166	Universal Insurance Holdings, Inc. (b)	77,567
2,369	W.R. Berkley Corp. (b)	167,322
99	White Mountains Insurance Group, Ltd. - ADR	87,108

		4,610,416

	Internet & Direct Marketing Retail - 0.80%
7,579	1-800-Flowers.Com, Inc. - Class A (a)	77,306
2,926	Etsy, Inc. (a)	31,103
2,443	FTD Cos., Inc. (a)(b)	49,202
17,469	Groupon, Inc. (a)(b)	68,653
1,850	HSN, Inc.	68,635
2,234	Lands’ End, Inc. (a)	47,919
1,364	Liberty Expedia Holdings, Inc. - Class A (a)	62,035
1,252	Liberty TripAdvisor Holdings, Inc. - Class A (a)	17,653
2,470	Nutrisystem, Inc.	137,085
3,295	Overstock.com, Inc. (a)	56,674
3,690	PetMed Express, Inc.	74,317
1,775	Shutterfly, Inc. (a)	85,715
342	Stamps.com, Inc. (a)(b)	40,476
3,200	Travelport Worldwide, Ltd.	37,664
1,796	Wayfair, Inc. - Class A (a)(b)	72,720

		927,157

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet Software & Services - 2.63%
1,771	2U, Inc. (a)(b)	$70,238
10,117	Aerohive Networks, Inc. (a)	42,593
2,306	Alarm.com Holdings, Inc. (a)	70,886
2,212	Amber Road, Inc. (a)	17,077
10,776	Angie’s List, Inc. (a)	61,423
2,250	Appfolio, Inc. - Class A (a)	61,200
3,483	Autobytel, Inc. (a)	43,642
5,618	Bankrate, Inc. (a)	54,214
5,242	Bazaarvoice, Inc. (a)	22,541
4,181	Blucora, Inc. (a)	72,331
3,881	Box, Inc. - Class A (a)(b)	63,299
7,536	Brightcove, Inc. (a)	67,070
924	BroadSoft, Inc. (a)(b)	37,145
5,633	Carbonite, Inc. (a)	114,350
8,239	Care.com, Inc. (a)	103,070
3,925	ChannelAdvisor Corp. (a)	43,764
1,204	Cimpress NV (a)	103,773
3,187	CommerceHub, Inc. - Series A (a)	49,335
3,205	CommerceHub, Inc. - Series C (a)	49,774
1,355	comScore, Inc. (a)	29,254
2,064	Cornerstone OnDemand, Inc. (a)	80,269
117	CoStar Group, Inc. (a)(b)	24,245
12,468	DHI Group, Inc. (a)	49,249
7,700	Five9, Inc. (a)(b)	126,742
751	GrubHub, Inc. (a)(b)	24,700
812	GTT Communications, Inc. (a)	19,772
2,489	Hortonworks, Inc. (a)	24,417
1,900	IAC InterActive Corp. (a)	140,068
1,654	Instructure, Inc. (a)	38,704
782	j2 Global, Inc. (b)	65,618
7,350	Liquidity Services, Inc. (a)	58,800
5,702	LivePerson, Inc. (a)	39,059
894	LogMeIn, Inc.	87,165
10,174	Marchex, Inc. - Class B (a)	27,673
1,583	Match Group, Inc. (a)(b)	25,850
6,052	MeetMe, Inc. (a)	35,646
2,056	MINDBODY, Inc. - Class A (a)(b)	56,437
1,507	New Relic, Inc. (a)	55,864
3,276	NIC, Inc.	66,175
761	Nutanix, Inc. - Class A (a)(b)	14,284
5,816	Pandora Media, Inc. (a)(b)	68,687
4,749	Quotient Technology, Inc. (a)	45,353
4,525	RealNetworks, Inc. (a)	21,901
6,622	RetailMeNot, Inc. (a)	53,638
3,389	Rightside Group Ltd. (a)	33,619
1,237	Shutterstock, Inc. (a)(b)	51,150
518	SPS Commerce, Inc. (a)	30,298
6,343	TechTarget, Inc. (a)	57,277
6,500	TrueCar, Inc. (a)(b)	100,555
829	Twilio, Inc. - Class A (a)(b)	23,933
2,469	Web.com Group, Inc. (a)(b)	47,652
560	WebMD Health Corp. (a)	29,501
4,616	Xactly Corp. (a)	54,930
2,769	XO Group, Inc. (a)	47,654
2,570	Yelp, Inc. - Class A (a)(b)	84,167
610	Zillow Group, Inc. - Class A (a)	20,624
913	Zillow Group, Inc. - Class C (a)(b)	30,741

		3,039,396

Number of Shares		Value
	IT Services - 2.23%
2,658	Acxiom Corp. (a)	$75,673
10,543	ALJ Regional Holdings, Inc. (a)	39,220
833	Black Knight Financial Services, Inc. - Class A (a)	31,904
3,176	Blackhawk Network Holdings, Inc. (a)(b)	128,946
2,453	Booz Allen Hamilton Holding Corp. - Class A	86,812
2,475	Broadridge Financial Solutions, Inc.	168,176
903	CACI International, Inc. - Class A (a)(b)	105,922
1,277	Cardtronics Plc - Class A (a)(b)	59,700
4,400	Convergys Corp.	93,060
1,646	CoreLogic, Inc. (a)	67,025
2,167	CSG Systems International, Inc.	81,934
400	DST Systems, Inc.	49,000
952	EPAM Systems, Inc. (a)	71,895
933	Euronet Worldwide, Inc. (a)(b)	79,790
1,315	EVERTEC, Inc.	20,909
800	ExlService Holdings, Inc. (a)	37,888
1,489	Forrester Research, Inc.	59,188
1,360	Gartner, Inc. (a)	146,866
3,660	Genpact, Ltd.	90,622
20,083	Information Services Group, Inc. (a)	63,261
1,482	Leidos Holdings, Inc.	75,790
1,980	ManTech International Corp. - Class A	68,567
1,500	Maximus, Inc. (b)	93,300
3,075	NCI, Inc. - Class A (a)	46,279
3,007	NeuStar, Inc. - Class A (a)	99,682
2,675	Perficient, Inc. (a)(b)	46,438
5,355	PFSweb, Inc. (a)	34,968
19,183	Planet Payment, Inc. (a)	76,348
1,400	Science Applications International Corp. (b)	104,160
3,623	Square, Inc. - Class A (a)	62,605
1,727	Teletech Holdings, Inc.	51,119
4,946	The Hackett Group, Inc.	96,398
3,754	Unisys Corp. (a)	52,368
1,399	VeriFone Holdings, Inc. (a)(b)	26,203
839	Virtusa Corp. (a)	25,355
617	WEX, Inc. (a)(b)	63,860

		2,581,231

	Leisure Products - 0.73%
3,523	American Outdoor Brands Corp. (a)(b)	69,791
1,644	Brunswick Corp.	100,613
8,356	JAKKS Pacific, Inc. (a)(b)	45,958
2,512	Johnson Outdoors, Inc. - Class A	91,688
1,342	Malibu Boats, Inc. - Class A (a)	30,128
2,523	Marine Products Corp.	27,425
4,608	MCBC Holdings, Inc.	74,511
3,504	Nautilus, Inc. (a)(b)	63,948
1,018	Polaris Industries, Inc. (b)	85,308
1,342	Pool Corp. (b)	160,141
1,241	Sturm, Ruger & Company, Inc. (b)	66,456
1,314	Vista Outdoor, Inc. (a)	27,055

		843,022

	Life Sciences Tools & Services - 1.11%
261	Bio-Rad Laboratories, Inc. - Class A (a)	52,028
387	Bio-Techne Corp.	39,338
4,070	Bruker Corp.	94,953
613	Cambrex Corp. (a)(b)	33,746
1,282	Charles River Laboratories (a)(d)	115,316
18,816	ChromaDex Corp. (a)(b)	50,615

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
18,974	Enzo Biochem, Inc. (a)	$158,812
957	INC Research Holdings, Inc. - Class A (a)	43,878
3,447	Luminex Corp.	63,321
1,062	Medpace Holdings, Inc. (a)	31,701
1,765	NanoString Technologies, Inc. (a)	35,071
1,076	PAREXEL International Corp. (a)	67,906
1,225	PRA Health Sciences, Inc. (a)(b)	79,907
2,543	QIAGEN NV	73,676
3,124	Quintiles Transnational Holdings, Inc. (a)(b)	251,576
3,014	VWR Corp. (a)	84,995

		1,276,839

	Machinery - 3.52%
1,580	Actuant Corp. - Class A	41,633
1,232	AGCO Corp.	74,142
335	Alamo Group, Inc.	25,524
1,888	Allison Transmission Holdings, Inc.	68,081
1,187	Altra Industrial Motion Corp. (b)	46,234
539	American Railcar Industries, Inc. (b)	22,153
478	Astec Industries, Inc.	29,395
1,282	Badger Meter, Inc.	47,113
1,013	Barnes Group, Inc. (b)	52,007
2,617	Blue Bird Corp. (a)(b)	44,882
2,469	Briggs & Stratton Corp. (b)	55,429
1,570	Chart Industries, Inc. (a)	54,856
360	CIRCOR International, Inc.	21,398
1,721	Colfax Corp. (a)(b)	67,566
1,434	Columbus McKinnon Corp. (b)	35,592
569	Crane Co.	42,578
1,600	DMC Global, Inc.	19,840
3,256	Donaldson Co., Inc.	148,213
840	Douglas Dynamics, Inc.	25,746
2,261	Energy Recovery, Inc. (a)	18,812
372	EnPro Industries, Inc.	26,472
514	ESCO Technologies, Inc.	29,863
1,354	Federal Signal Corp.	18,699
968	Flowserve Corp.	46,871
1,939	Gencor Industries, Inc. (a)	28,988
1,932	Global Brass & Copper Holdings, Inc.	66,461
1,010	Gorman Rupp Co.	31,714
1,400	Graco, Inc. (b)	131,796
4,130	Hardinge, Inc.	46,421
2,353	Harsco Corp. (a)	30,001
500	Hyster-Yale Materials Handling, Inc.	28,195
996	IDEX Corp.	93,136
766	ITT, Inc. (b)	31,421
895	John Bean Technologies Corp.	78,715
2,325	Joy Global, Inc.	65,681
1,000	Kadant, Inc.	59,350
1,705	Kennametal, Inc. (b)	66,887
1,574	Lincoln Electric Holdings, Inc.	136,718
687	Lydall, Inc. (a)	36,823
4,253	Manitowoc, Inc. (a)	24,242
1,696	Meritor, Inc. (a)(b)	29,052
606	Middleby Corp. (a)(b)	82,689
1,153	Mueller Industries, Inc.	39,467
3,270	Mueller Water Products, Inc. - Class A	38,651
700	NACCO Industries, Inc. - Class A	48,860
972	Navistar International Corp. (a)	23,931
1,301	Nordson Corp.	159,815

Number of Shares		Value
	Machinery (Continued)
1,269	Omega Flex, Inc.	$60,646
1,464	Oshkosh Corp.	100,416
804	Proto Labs, Inc. (a)	41,084
253	RBC Bearings, Inc. (a)(b)	24,564
1,400	Rexnord Corp. (a)	32,312
986	Snap On, Inc. (b)	166,309
1,100	SPX Corp. (a)	26,675
1,274	SPX FLOW, Inc. (a)	44,221
3,727	Supreme Industries, Inc. - Class A	75,509
1,336	Tennant Co.	97,060
2,162	Terex Corp.	67,887
1,133	The Greenbrier Companies, Inc. (b)	48,832
1,360	The Timken Co.	61,472
5,652	Titan International, Inc.	58,442
3,364	Toro Co.	210,115
1,720	TriMas Corp. (a)	35,690
2,504	Trinity Industries, Inc. (b)	66,481
431	Valmont Industries, Inc.	67,020
3,102	Wabash National Corp. (b)	64,180
810	Wabtec Corp. (b)	63,180
483	Watts Water Technologies, Inc. - Class A	30,115
1,266	Welbilt, Inc. (a)	24,852
3,020	Xylem, Inc.	151,664

		4,060,839

	Marine - 0.08%
5,439	Costamare, Inc. (b)	36,224
849	Kirby Corp. (a)(b)	59,897

		96,121

	Media - 1.27%
524	AMC Networks, Inc. - Class A (a)(b)	30,748
2,455	Ascent Capital Group, Inc. - Class A (a)	34,689
98	Cable One, Inc.	61,198
12,454	Central European Media Enterprises Ltd. - Class A (a)	38,607
818	Cinemark Holdings, Inc. (b)	36,270
3,300	Entercom Communications Corp. - Class A (b)	47,190
1,686	Eros International Plc (a)(b)	17,366
5,607	Gannett Co., Inc.	46,987
2,916	Global Sources, Ltd. (a)	24,057
2,625	Gray Television, Inc. (a)	38,063
1,708	John Wiley & Sons, Inc. - Class A	91,890
1,047	Liberty Media Group - Class A (a)	34,237
1,056	Liberty Media Group - Class C (a)	36,062
1,298	Live Nation, Inc. (a)(b)	39,420
978	Meredith Corp. (b)	63,179
835	Morningstar, Inc.	65,631
2,151	MSG Networks, Inc. - Class A (a)	50,226
3,120	New Media Investment Group, Inc. (b)	44,335
2,915	New York Times Co. - Class A	41,976
1,379	Regal Entertainment Group - Class A (b)	31,138
4,768	Salem Media Group, Inc.	35,522
1,473	Scholastic Corp. (b)	62,706
1,152	Sinclair Broadcast Group, Inc. - Class A (b)	46,656
3,383	TEGNA, Inc.	86,673
1,330	The E.W. Scripps Co. - Class A (a)	31,175
5,983	The Interpublic Group of Companies, Inc. (b)	147,002
1,928	Time, Inc.	37,307
2,294	Townsquare Media, Inc. - Class A (a)(b)	27,941
890	Tribune Media Co. - Class A	33,170

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media (Continued)
1,709	tronc, Inc. (a)	$23,789
2,903	World Wrestling Entertainment, Inc. - Class A	64,505

		1,469,715

	Metals & Mining - 1.25%
10,451	AK Steel Holding Corp. (a)(b)	75,143
1,134	Carpenter Technology Corp. (b)	42,298
3,761	Century Aluminum Co. (a)	47,727
5,944	Cliffs Natural Resources, Inc. (a)	48,800
3,610	Coeur D’Alene Mines Corp. (a)	29,169
3,698	Commercial Metals Co.	70,743
3,195	Ferroglobe Plc (b)	33,004
3,195	Ferroglobe Representation & Warranty Insurance Trust (a)(c)	0
1,200	Gibraltar Industries, Inc. (a)	49,440
4,372	Gold Resource Corp.	19,762
1,036	Handy & Harman Ltd. (a)	28,179
588	Haynes International, Inc.	22,415
6,752	Hecla Mining Co.	35,718
1,069	Materion Corp.	35,865
3,197	Olympic Steel, Inc.	59,336
4,327	Real Industry, Inc. (a)	12,332
1,849	Reliance Steel & Aluminum Co.	147,957
825	Royal Gold, Inc. (b)	57,791
3,788	Ryerson Holding Corp. (a)	47,729
2,404	Schnitzer Steel Industries, Inc. - Class A	49,643
5,674	Steel Dynamics, Inc. (b)	197,228
1,601	Stillwater Mining Co. (a)	27,649
5,282	SunCoke Energy, Inc. (a)	47,327
3,105	Tahoe Resources, Inc.	24,933
3,182	TimkenSteel Corp. (a)	60,172
3,224	United States Steel Corp.	109,003
1,538	Worthington Industries, Inc.	69,348

		1,448,711

	Multiline Retail - 0.56%
2,738	Big Lots, Inc. (b)	133,286
2,063	Burlington Stores, Inc. (a)(b)	200,709
1,415	Dillard’s, Inc. - Class A (b)	73,920
5,710	Fred’s, Inc. - Class A (b)	74,801
8,786	J.C. Penney Co., Inc. (a)(b)	54,122
969	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	32,461
2,983	Sears Holdings Corp. (a)(b)	34,275
10,234	Tuesday Morning Corp. (a)	38,377

		641,951

	Multi-Utilities - 0.35%
3,109	Alliant Energy Corp.	123,148
944	Avista Corp.	36,863
715	Black Hills Corp. (b)	47,526
3,474	MDU Resources Group, Inc.	95,083
751	Northwestern Corp.	44,084
981	Vectren Corp.	57,496

		404,200

	Oil, Gas & Consumable Fuels - 1.29%
579	Adams Resources & Energy, Inc.	21,626
2,766	Callon Petroleum Co. (a)(b)	36,401
3,333	Chesapeake Energy Corp. (a)(b)	19,798
223	Clayton Williams Energy, Inc. (a)	29,454
5,400	CONSOL Energy, Inc. (a)(b)	90,612

Number of Shares		Value
	Oil, Gas & Consumable Fuels (Continued)
1,487	Delek U.S. Holdings, Inc.	$36,090
11,433	Denbury Resources, Inc. (a)	29,497
745	Diamondback Energy, Inc. (a)(b)	77,268
611	Energen Corp. (a)(b)	33,263
8,168	EP Energy Corp. - Class A (a)(b)	38,798
2,491	Evolution Petroleum Corp.	19,928
4,895	Frontline Ltd. (b)	32,992
1,608	GasLog, Ltd.	24,683
834	Green Plains, Inc.	20,642
1,200	HollyFrontier Corp. (b)	34,008
1,844	Laredo Petroleum, Inc. (a)	26,922
1,178	Murphy Oil Corp. (b)	33,679
16,709	Navios Maritime Acquisition Corp.	28,739
1,846	Newfield Exploration Co. (a)(b)	68,136
9,054	Northern Oil and Gas, Inc. (a)	23,540
2,355	Oasis Petroleum, Inc. (a)(b)	33,582
7,211	Overseas Shipholding Group, Inc. - Class A (a)(b)	27,834
2,037	Parsley Energy, Inc. - Class A (a)	66,223
1,907	PBF Energy, Inc. - Class A (b)	42,278
468	PDC Energy, Inc. (a)	29,180
1,563	QEP Resources, Inc. (a)(b)	19,866
3,241	Renewable Energy Group, Inc. (a)(b)	33,868
1,597	Rice Energy, Inc. (a)(b)	37,849
1,745	Ring Energy, Inc. (a)	18,881
870	RSP Permian, Inc. (a)(b)	36,044
2,061	Sanchez Energy Corp. (a)(b)	19,662
5,059	Scorpio Tankers, Inc. (b)	22,462
578	SemGroup Corp. - Class A	20,808
699	SM Energy Co.	16,790
3,796	Southwestern Energy Co. (a)(b)	31,013
1,816	Targa Resources Corp.	108,778
15,243	Teekay Tankers Ltd. - Class A	31,248
575	Western Refining, Inc.	20,165
2,343	Westmoreland Coal Co. (a)	34,020
1,893	Whiting Petroleum Corp. (a)	17,908
1,344	World Fuel Services Corp.	48,720
3,709	WPX Energy, Inc. (a)	49,664

		1,492,919

	Paper & Forest Products - 0.21%
935	Boise Cascade Co. (a)	24,964
398	Clearwater Paper Corp. (a)	22,288
911	Domtar Corp.	33,270
3,055	KapStone Paper and Packaging Corp.	70,571
1,200	Louisiana-Pacific Corp. (a)	29,784
300	Neenah Paper, Inc.	22,410
942	P.H. Glatfelter Co.	20,479
605	Schweitzer-Mauduit International, Inc.	25,059

		248,825

	Personal Products - 0.78%
17,920	Avon Products, Inc. (a)	78,848
4,451	Coty, Inc. - Class A (b)	80,697
2,356	Herbalife, Ltd. (a)(b)	136,978
1,073	Inter Parfums, Inc.	39,218
9,178	Lifevantage Corp. (a)	49,286
1,800	Medifast, Inc.	79,866
3,184	Natural Health Trends Corp. (b)	92,017
3,398	Nature’s Sunshine Products, Inc.	33,980
2,440	Nu Skin Enterprises, Inc. - Class A (b)	135,518

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Personal Products (Continued)
2,643	Nutraceutical International Corp.	$82,329
1,118	Revlon, Inc. - Class A (a)	31,136
1,000	USANA Health Sciences, Inc. (a)	57,600

		897,473

	Pharmaceuticals - 0.95%
845	Aclaris Therapeutics, Inc. (a)(b)	25,198
595	Aerie Pharmaceuticals, Inc. (a)(b)	26,983
1,319	Akorn, Inc. (a)	31,762
12,374	Corcept Therapeutics, Inc. (a)	135,619
3,086	Depomed, Inc. (a)(b)	38,729
941	Dermira, Inc. (a)	32,097
6,781	Endo International Plc (a)	75,676
800	Heska Corp. (a)	83,984
4,769	Horizon Pharma Plc (a)	70,486
5,727	Impax Laboratories, Inc. (a)	72,447
1,736	Intersect ENT, Inc. (a)	29,772
3,599	Lannett Co., Inc. (a)(b)	80,438
959	Pacira Pharmaceuticals, Inc. (a)(b)	43,730
1,300	Phibro Animal Health Corp. - Class A	36,530
1,739	Prestige Brands Holdings, Inc. (a)	96,619
9,525	SciClone Pharmaceuticals, Inc. (a)	93,345
2,932	Supernus Pharmaceuticals, Inc. (a)	91,772
943	Theravance Biopharma, Inc. (a)	34,721

		1,099,908

	Professional Services - 1.41%
3,737	Acacia Research Corp. (a)	21,488
2,929	CBIZ, Inc. (a)	39,688
653	CEB, Inc.	51,326
816	CRA International, Inc.	28,829
483	Exponent, Inc.	28,763
4,102	Franklin Covey Co. (a)	82,860
1,438	FTI Consulting, Inc. (a)(b)	59,202
954	GP Strategies Corp. (a)	24,136
1,155	Heidrick & Struggles International, Inc.	30,434
9,244	Hill International, Inc. (a)	38,363
455	Huron Consulting Group, Inc. (a)	19,156
1,202	ICF International, Inc. (a)	49,643
1,034	Insperity, Inc.	91,664
3,982	Kelly Services, Inc. - Class A	87,047
3,644	Kforce, Inc.	86,545
2,002	ManpowerGroup, Inc.	205,345
1,730	Mistras Group, Inc. (a)	36,987
1,639	Navigant Consulting, Inc. (a)	37,468
1,511	On Assignment, Inc. (a)	73,329
3,293	Resources Connection, Inc.	55,158
3,403	Robert Half International, Inc. (b)	166,168
3,580	RPX Corp. (a)	42,960
947	The Dun & Bradstreet Corp.	102,219
3,729	TrueBlue, Inc. (a)	101,988
724	VSE Corp.	29,539
503	WageWorks, Inc. (a)	36,367

		1,626,672

	Real Estate Management & Development - 0.80%
4,526	Altisource Portfolio Solutions SA (a)(b)	166,557
5,468	AV Homes, Inc. (a)	89,949
1,022	Community Healthcare Trust, Inc.	24,426
6,764	Forestar Group, Inc. (a)	92,329

Number of Shares		Value
	Real Estate Management & Development (Continued)
765	Jones Lang LaSalle, Inc. (b)	$85,259
4,478	Marcus & Millichap, Inc. (a)	110,069
1,472	RE/MAX Holdings, Inc. - Class A	87,510
4,422	Realogy Holdings Corp. (b)	131,731
1,090	Stratus Properties, Inc. (a)	29,866
1,774	The RMR Group, Inc. - Class A	87,813
2,224	Trinity Place Holdings, Inc. (a)(b)	16,258

		921,767

	Road & Rail - 0.48%
1,825	ArcBest Corp. (b)	47,450
757	Genesee & Wyoming, Inc. - Class A (a)	51,370
1,228	Hertz Global Holdings, Inc. (a)(b)	21,539
798	Knight Transportation, Inc. (b)	25,017
1,736	Landstar System, Inc.	148,689
1,112	Marten Transport, Ltd.	26,076
729	Old Dominion Freight Line, Inc. (b)	62,381
3,597	Roadrunner Transportation Systems, Inc. (a)	24,711
301	Ryder System, Inc.	22,708
948	Saia, Inc. (a)	41,996
1,476	Swift Transportation Co. (a)(b)	30,317
1,790	Universal Truckload Services, Inc.	25,687
2,093	YRC Worldwide, Inc. (a)(b)	23,044

		550,985

	Semiconductors & Semiconductor Equipment - 2.66%
1,096	Acacia Communications, Inc. (a)(b)	64,248
2,192	Advanced Energy Industries, Inc. (a)	150,284
17,207	Advanced Micro Devices, Inc. (a)(b)	250,362
2,744	Alpha & Omega Semiconductor, Ltd. (a)	47,169
860	Ambarella, Inc. (a)(b)	47,051
3,987	Amkor Technology, Inc. (a)(b)	46,209
1,340	Brooks Automation, Inc.	30,016
612	Cabot Microelectronics Corp.	46,885
900	CEVA, Inc. (a)	31,950
2,604	Cirrus Logic, Inc. (a)(b)	158,037
2,673	Cohu, Inc.	49,344
2,614	Cree, Inc. (a)(b)	69,872
2,808	Cypress Semiconductor Corp. (b)	38,638
3,927	DSP Group, Inc. (a)	47,124
3,435	Entegris, Inc. (a)	80,379
2,325	Exar Corp. (a)	30,248
900	First Solar, Inc. (a)(b)	24,390
2,596	FormFactor, Inc. (a)	30,763
1,554	Impinj, Inc. (a)(b)	47,040
1,038	Inphi Corp. (a)(b)	50,675
4,274	Integrated Device Technology, Inc. (a)	101,166
3,167	IXYS Corp.	46,080
1,341	MACOM Technology Solutions Holdings, Inc. (a)	64,770
4,800	Marvell Technology Group, Ltd. - ADR	73,248
4,138	MaxLinear, Inc. - Class A (a)	116,071
1,685	Microsemi Corp. (a)(b)	86,828
1,266	MKS Instrument, Inc. (b)	87,037
1,199	Monolithic Power Systems, Inc. (b)	110,428
1,241	Nanometrics, Inc. (a)(b)	37,801
2,938	NeoPhotonics Corp. (a)	26,471
322	NVE Corp.	26,658
9,074	ON Semiconductor Corp. (a)(b)	140,556
1,203	PDF Solutions, Inc. (a)	27,212
5,223	Photronics, Inc. (a)(b)	55,886

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
755	Power Integrations, Inc.	$49,641
3,807	Rambus, Inc. (a)	50,024
2,535	Rudolph Technologies, Inc. (a)	56,784
1,971	Semtech Corp. (a)	66,620
6,800	Sigma Designs, Inc. (a)	42,500
1,194	Silicon Laboratories, Inc. (a)	87,819
6,974	Teradyne, Inc.	216,891
3,800	Ultra Clean Holdings, Inc. (a)(b)	64,106
846	Veeco Instruments, Inc. (a)(b)	25,253
5,500	Xcerra Corp. (a)	48,895
526	Xperi Corp.	17,858

		3,067,287

	Software - 4.24%
8,585	A10 Networks, Inc. (a)	78,553
1,454	ACI Worldwide, Inc. (a)	31,101
3,332	American Software, Inc. - Class A (b)	34,253
1,080	ANSYS, Inc. (a)(b)	115,420
2,583	Aspen Technology, Inc. (a)(b)	152,190
861	Atlassian Corp. Plc (a)	25,787
2,443	Barracuda Networks, Inc. (a)	56,458
926	Blackbaud, Inc. (b)	70,996
8,261	Cadence Design System, Inc. (a)(b)	259,395
2,631	Callidus Software, Inc. (a)	56,172
2,014	CommVault Systems, Inc. (a)	102,311
561	Ebix, Inc. (b)	34,361
1,007	Ellie Mae, Inc. (a)	100,972
8,315	EnerNOC, Inc. (a)	49,890
381	ePlus, Inc. (a)	51,454
4,937	Exa Corp. (a)	62,700
811	FactSet Research Systems, Inc. (b)	133,742
899	Fair Isaac Corp.	115,926
2,007	Fortinet, Inc. (a)(b)	76,968
2,247	Gigamon, Inc. (a)	79,881
1,163	Globant SA (a)	42,333
9,426	Guidance Software, Inc. (a)	55,613
764	Guidewire Software, Inc. (a)(b)	43,036
1,380	HubSpot, Inc. (a)	83,559
929	Imperva, Inc. (a)(b)	38,135
1,678	Jack Henry & Associates, Inc.	156,222
12,815	Jive Software, Inc. (a)	55,104
2,260	Manhattan Associates, Inc. (a)(b)	117,633
359	MicroStrategy, Inc. - Class A (a)(b)	67,420
9,489	Mitek Systems, Inc. (a)	63,102
17,785	MobileIron, Inc. (a)	77,365
4,345	Model N, Inc. (a)	45,405
1,129	Monotype Imaging Holdings, Inc.	22,693
4,435	Nuance Communications, Inc. (a)	76,770
600	Paycom Software, Inc. (a)	34,506
2,749	Pegasystems, Inc.	120,544
2,476	Progress Software Corp.	71,928
500	Proofpoint, Inc. (a)(b)	37,180
1,164	PROS Holdings, Inc. (a)	28,157
2,180	PTC, Inc. (a)(b)	114,559
1,710	QAD, Inc. - Class A	47,623
1,100	Qualys, Inc. (a)(b)	41,690
1,767	Rapid7, Inc. (a)	26,470
2,118	RealPage, Inc. (a)	73,918
3,781	RingCentral, Inc. - Class A (a)(b)	107,002
7,676	Rosetta Stone, Inc. (a)	74,841

Number of Shares		Value
	Software (Continued)
2,266	Sapiens International Corp. NV	$29,186
2,257	Silver Spring Networks, Inc. (a)	25,482
2,706	Splunk, Inc. (a)(b)	168,557
1,271	SS&C Technologies Holdings, Inc.	44,993
516	Synchronoss Technologies, Inc. (a)(b)	12,590
4,383	Synopsys, Inc. (a)	316,146
1,285	Tableau Software, Inc. - Class A (a)	63,672
1,708	Take-Two Interactive Software, Inc. (a)(b)	101,233
7,182	Tangoe, Inc. (a)	38,065
3,715	Telenav, Inc. (a)	32,135
9,455	The Rubicon Project, Inc. (a)	55,690
3,360	TiVo Corp. (b)	63,000
357	Tyler Technologies, Inc. (a)	55,178
337	Ultimate Software Group, Inc. (a)(b)	65,786
2,681	Varonis Systems, Inc. (a)	85,256
3,245	VASCO Data Security International, Inc. (a)(b)	43,807
1,124	Verint Systems, Inc. (a)	48,754
4,387	Workiva, Inc. (a)	68,657
2,722	Zendesk, Inc. (a)	76,325
11,848	Zix Corp. (a)	56,989
10,254	Zynga, Inc. - Class A (a)	29,224

		4,892,063

	Specialty Retail - 3.91%
4,603	Aaron’s, Inc. (b)	136,893
6,753	Abercrombie & Fitch Co. - Class A (b)	80,563
6,830	American Eagle Outfitters (b)	95,825
1,358	America’s Car-Mart, Inc. (a)	49,499
600	Asbury Automotive Group, Inc. (a)	36,060
16,498	Ascena Retail Group, Inc. (a)(b)	70,281
838	AutoNation, Inc. (a)	35,439
2,337	Barnes & Noble Education, Inc. (a)(b)	22,412
4,112	Barnes & Noble, Inc.	38,036
5,219	Big 5 Sporting Goods Corp. (b)	78,807
4,640	Build-A-Bear Workshop, Inc. (a)	41,064
586	Cabela’s, Inc. (a)	31,122
3,502	Caleres, Inc.	92,523
1,505	Camping World Holdings, Inc. - Class A	48,521
1,637	Cato Corp. - Class A	35,949
7,388	Chico’s FAS, Inc.	104,910
3,705	Citi Trends, Inc. (b)	62,985
1,837	Conns, Inc. (a)	16,074
667	CST Brands, Inc.	32,076
11,247	Destination XL Group, Inc. (a)	32,054
2,598	Dick’s Sporting Goods, Inc.	126,419
1,998	DSW, Inc. - Class A (b)	41,319
2,379	Duluth Holdings, Inc. - Class B (a)(b)	50,649
7,716	Express, Inc. (a)(b)	70,293
2,313	Five Below, Inc. (a)(b)	100,176
3,644	Foot Locker, Inc.	272,608
5,734	Francesca’s Holdings Corp. (a)	88,017
3,502	GameStop Corp. - Class A (b)	78,970
1,725	Genesco, Inc. (a)(b)	95,651
2,520	GNC Holdings, Inc. - Class A (b)	18,547
487	Group 1 Automotive, Inc. (b)	36,077
2,447	Guess?, Inc.	27,284
3,374	Haverty Furniture Cos., Inc.	82,157
1,883	Hibbett Sports, Inc. (a)(b)	55,549
4,086	KirkLands, Inc. (a)	50,666
300	Lithia Motors, Inc. - Class A (b)	25,695

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
2,939	Lumber Liquidators Holdings, Inc. (a)(b)	$61,690
1,239	MarineMax, Inc. (a)	26,824
644	Monro Muffler Brake, Inc. (b)	33,552
25,465	Office Depot, Inc. (b)	118,794
1,478	Party City Holdco, Inc. (a)(b)	20,766
570	Penske Automotive Group, Inc.	26,682
16,191	Pier 1 Imports, Inc.	115,928
8,089	Rent-A-Center, Inc. (b)	71,749
579	REX American Resourses Corp. (a)(b)	52,394
798	RH (a)(b)	36,915
3,794	Sally Beauty Holdings, Inc. (a)	77,549
10,362	Sears Hometown and Outlet Stores, Inc. (a)	40,412
3,100	Select Comfort Corp. (a)	76,849
2,300	Shoe Carnival, Inc.	56,511
1,189	Sonic Automotive, Inc. - Class A	23,839
5,493	Sportsman’s Warehouse Holdings, Inc. (a)(b)	26,257
16,403	Staples, Inc.	143,854
7,892	Stein Mart, Inc.	23,755
4,630	Systemax, Inc.	51,347
3,749	Tailored Brands, Inc. (b)	56,010
2,515	The Buckle, Inc. (b)	46,779
1,324	The Children’s Place Retail Stores, Inc. (b)	158,946
8,748	The Container Store Group, Inc. (a)	37,004
3,163	The Finish Line, Inc. - Class A	45,009
3,720	The Michaels Cos., Inc. (a)(b)	83,291
3,714	Tile Shop Holdings, Inc.	71,495
8,166	Tilly’s, Inc. - Class A	73,657
3,525	Urban Outfitters, Inc. (a)	83,754
2,609	Vitamin Shoppe, Inc. (a)(b)	52,571
7,208	West Marine, Inc. (a)	68,764
2,651	Williams Sonoma, Inc. (b)	142,147
600	Winmark Corp.	67,800
4,291	Zumiez, Inc. (a)(b)	78,525

		4,512,589

	Technology Hardware, Storage & Peripherals - 0.54%
2,305	3D Systems Corp. (a)(b)	34,483
11,028	Avid Technology, Inc. (a)	51,391
5,326	CPI Card Group, Inc. (b)	22,369
608	Electronics for Imaging, Inc. (a)(b)	29,689
2,527	NCR Corp. (a)	115,433
5,914	Nimble Storage, Inc. (a)	73,925
2,519	Pure Storage, Inc. - Class A (a)(b)	24,762
895	Super Micro Computer, Inc. (a)	22,688
1,936	Synaptics, Inc. (a)	95,851
4,850	Teradata Corp. (a)(b)	150,932

		621,523

	Textiles, Apparel & Luxury Goods - 1.21%
1,128	Carter’s, Inc. (b)	101,295
935	Columbia Sportswear Co.	54,931
6,303	Crocs, Inc. (a)	44,562
980	Culp, Inc.	30,576
1,266	Deckers Outdoor Corp. (a)(b)	75,618
2,200	Delta Apparel, Inc. (a)	38,786
3,611	Fossil Group, Inc. (a)(b)	63,012
2,790	G-III Apparel Group, Ltd. (a)(b)	61,073
3,965	Kate Spade & Co. (a)	92,107
2,834	lululemon athletica, Inc. (a)	147,000
2,797	Movado Group, Inc. (b)	69,785

Number of Shares		Value
	Textiles, Apparel & Luxury Goods (Continued)
980	Oxford Industries, Inc.	$56,115
3,194	Perry Ellis International, Inc. (a)(b)	68,607
4,438	Skechers U.S.A., Inc. - Class A (a)(b)	121,823
2,243	Steven Madden, Ltd. (a)(b)	86,468
1,536	Superior Uniform Group, Inc.	28,570
759	Unifi, Inc. (a)	21,548
312	UniFirst Corp.	44,132
5,258	Vera Bradley, Inc. (a)	48,952
5,355	Vince Holding Corp. (a)(b)	8,300
1,663	Weyco Group, Inc.	46,697
3,535	Wolverine World Wide, Inc.	88,269

		1,398,226

	Thrifts & Mortgage Finance - 1.51%
3,146	Bank Mutual Corp.	29,572
1,664	Beneficial Bancorp, Inc.	26,624
1,016	Berkshire Hills Bancorp, Inc.	36,627
3,256	BofI Holding, Inc. (a)(b)	85,079
2,400	Brookline Bancorp, Inc.	37,560
1,080	BSB Bancorp, Inc. (a)	30,510
2,557	Capitol Federal Financial, Inc.	37,409
3,082	Dime Community Bancshares	62,565
1,992	Federal Agricultural Mortgage Corp. - Class C	114,679
700	First Defiance Financial Corp.	34,657
1,514	First Financial Northwest, Inc.	26,752
2,357	Flagstar Bancorp, Inc. (a)(b)	66,444
1,762	Flushing Financial Corp.	47,345
271	Hingham Institution for Savings	47,926
648	Home Bancorp, Inc.	21,870
1,272	HomeStreet, Inc. (a)	35,552
2,018	Kearny Financial Corp.	30,371
574	LendingTree, Inc. (a)(b)	71,951
1,934	Meridian Bancorp, Inc.	35,392
375	Meta Financial Group, Inc.	33,188
2,239	NMI Holdings, Inc. - Class A (a)	25,525
1,220	Northfield Bancorp, Inc.	21,984
2,085	Northwest Bancshares, Inc.	35,111
1,266	OceanFirst Financial Corp.	35,670
1,285	Oritani Financial Corp.	21,845
1,900	PennyMac Financial Services, Inc. - Class A (a)	32,395
6,045	People’s United Financial, Inc. (b)	110,019
1,127	Provident Financial Holdings, Inc.	21,019
1,869	Provident Financial Services, Inc.	48,314
4,463	Radian Group, Inc. (b)	80,156
1,149	Southern Missouri Bancorp, Inc.	40,812
682	Territorial Bancorp, Inc.	21,258
4,174	TrustCo Bank Corp.	32,766
4,748	United Community Financial Corp.	39,598
2,679	United Financial Bancorp, Inc.	45,570
2,143	Walker & Dunlop, Inc. (a)	89,342
2,194	Washington Federal, Inc. (b)	72,621
1,715	Waterstone Financial, Inc.	31,299
497	WSFS Financial Corp.	22,837

		1,740,214

	Tobacco - 0.14%
2,124	Alliance One International, Inc. (a)	27,293
1,740	Turning Point Brands, Inc. (a)	27,144
974	Universal Corp. (b)	68,911
2,069	Vector Group, Ltd.	43,035

		166,383

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Trading Companies & Distributors - 1.62%
1,652	Aceto Corp.	$26,118
2,301	Applied Industrial Technologies, Inc. (b)	142,317
1,618	Beacon Roofing Supply, Inc. (a)	79,541
1,651	BMC Stock Holdings, Inc. (a)	37,313
2,458	DXP Enterprises, Inc. (a)	93,085
401	GATX Corp. (b)	24,445
785	GMS, Inc. (a)	27,506
1,318	H&E Equipment Services, Inc. (b)	32,317
5,302	HD Supply Holdings, Inc. (a)	218,045
2,322	Lawson Products, Inc. (a)	52,129
2,700	MRC Global, Inc. (a)	49,491
1,782	MSC Industrial Direct Co., Inc. - Class A (b)	183,118
3,461	Neff Corp. - Class A (a)	67,316
2,525	NOW, Inc. (a)	42,824
1,346	Rush Enterprises, Inc. - Class A (a)	44,526
1,390	Rush Enterprises, Inc. - Class B (a)	43,340
1,499	SiteOne Landscape Supply, Inc. (a)	72,567
2,989	Titan Machinery, Inc. (a)(b)	45,851
1,215	Triton International Ltd.	31,335
1,645	United Rentals, Inc. (a)	205,707
1,078	Univar, Inc. (a)	33,052
2,008	Veritiv Corp. (a)	104,014
827	Watsco, Inc.	118,410
1,153	WESCO International, Inc. (a)	80,191
989	Willis Lease Finance Corp. (a)	22,104

		1,876,662

	Transportation Infrastructure - 0.07%
734	Macquarie Infrastructure Corp.	59,146
2,400	Wesco Aircraft Holdings, Inc. (a)(b)	27,360

		86,506

	Water Utilities - 0.21%
1,332	Aqua America, Inc.	42,824
1,069	California Water Service Group	38,324
427	Connecticut Water Service, Inc.	22,695
3,544	Consolidated Water Co., Ltd. - Ordinary Shares	41,288
992	Middlesex Water Co.	36,654
559	SJW Corp.	26,955
960	The York Water Co.	33,648

		242,388

	Wireless Telecommunication Services - 0.14%
1,876	Boingo Wireless, Inc. (a)	24,369
1,209	Shenandoah Telecommunications Co.	33,913
1,631	Spok Holdings, Inc.	30,989
1,994	Telephone & Data Systems, Inc.	52,861
521	United States Cellular Corp. (a)	19,449

		161,581

	Total Common Stocks (Cost $81,828,260)	101,173,868

Principal Amount
	CORPORATE OBLIGATIONS - 0.00%
	Machinery - 0.00%
5,000	Mueller Industries, Inc. 6.000%, 03/01/2027	4,988

	Total Corporate Obligations (Cost $5,000)	4,988

Number of Shares		Value
	INVESTMENT COMPANIES - 3.14%
	Exchange Traded Funds - 3.14%
36,339	Vanguard Extended Market ETF (b)	$3,629,903

	Total Investment Companies (Cost $3,349,404)	3,629,903

	REAL ESTATE INVESTMENT TRUSTS - 8.02%
	Real Estate Investment Trusts - 8.02%
662	Acadia Realty Trust	19,900
1,996	AG Mortgage Investment Trust, Inc.	36,028
4,171	AGNC Investment Corp.	82,961
676	Agree Realty Corp.	32,421
861	Alexandria Real Estate Equities, Inc. (b)	95,158
1,586	American Campus Communities, Inc.	75,478
4,513	American Homes 4 Rent - Class A	103,618
4,405	Anworth Mortgage Asset Corp.	24,448
3,195	Apartment Investment & Management Co. - Class A (b)	141,698
4,424	Apollo Commercial Real Estate Finance, Inc.	83,215
2,661	Apple Hospitality REIT, Inc.	50,825
3,860	Ares Commercial Real Estate Corp.	51,647
5,216	Armada Hoffler Properties, Inc.	72,450
4,848	Ashford Hospitality Prime, Inc.	51,437
12,590	Ashford Hospitality Trust, Inc.	80,198
2,475	Brandywine Realty Trust	40,169
1,871	Camden Property Trust	150,541
6,987	Capstead Mortgage Corp.	73,643
886	Care Capital Properties, Inc. (b)	23,807
1,500	CareTrust REIT, Inc. (b)	25,230
3,713	CatchMark Timber Trust, Inc. - Class A	42,774
7,096	CBL & Associates Properties, Inc.	67,696
3,176	Chatham Lodging Trust	62,726
2,362	Chesapeake Lodging Trust	56,594
7,441	Chimera Investment Corp.	150,159
13,889	Colony NorthStar, Inc. - Class A	179,307
986	Colony Starwood Homes	33,475
1,103	Columbia Property Trust, Inc. (b)	24,542
1,660	CoreCivic, Inc.	52,157
2,771	CorEnergy Infrastructure Trust, Inc. (b)	93,604
850	CoreSite Realty Corp. (b)	76,542
3,711	Corporate Office Properties Trust	122,834
9,164	Cousins Properties, Inc. (b)	75,786
993	CyrusOne, Inc.	51,110
6,061	CYS Investments, Inc. (b)	48,185
1,154	DCT Industrial Trust, Inc.	55,530
3,896	DDR Corp.	48,817
8,148	DiamondRock Hospitality Co. (b)	90,850
1,704	Douglas Emmett, Inc.	65,434
4,018	Duke Realty Corp.	105,553
1,210	DuPont Fabros Technology, Inc. (b)	60,004
4,017	Dynex Capital, Inc. (b)	28,481
1,552	Easterly Government Properties, Inc. (b)	30,714
749	EastGroup Properties, Inc.	55,074
875	Education Realty Trust, Inc.	35,744
2,098	Empire State Realty Trust, Inc. - Class A (b)	43,303
925	EPR Properties	68,108
2,579	Equity Commonwealth (a)	80,516
1,162	Equity LifeStyle Properties, Inc. (b)	89,544
9,201	Felcor Lodging Trust, Inc. (b)	69,100
1,762	First Industrial Realty Trust	46,922
6,096	First Potomac Realty Trust	62,667

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
3,584	Forest City Realty Trust, Inc. - Class A	$78,060
3,863	Four Corners Property Trust, Inc.	88,192
1,798	Franklin Street Properties Corp. (b)	21,828
1,896	Gaming and Leisure Properties, Inc.	63,364
1,948	Getty Realty Corp.	49,226
1,194	Gladstone Commercial Corp. (b)	24,680
1,499	Government Properties Income Trust	31,374
1,945	Gramercy Property Trust (b)	51,153
5,660	Great Ajax Corp.	73,863
1,498	Health Care Realty Trust	48,685
1,572	Healthcare Trust of America, Inc. - Class A	49,455
3,622	Hersha Hospitality Trust	68,057
1,082	Highwoods Properties, Inc.	53,159
3,924	Hospitality Property Trust (b)	123,724
682	Hudson Pacific Properties, Inc.	23,624
5,465	Independence Realty Trust, Inc.	51,207
3,470	InfraREIT, Inc.	62,460
4,804	Impac Mortgage Holdings, Inc. (a)	59,858
3,972	Invesco Mortgage Capital, Inc.	61,248
3,276	Iron Mountain, Inc. (b)	116,855
2,046	iStar Financial, Inc. (a)	24,143
1,450	Kilroy Realty Corp. (b)	104,516
1,337	Kite Realty Group Trust	28,745
1,235	Lamar Advertising Co. - Class A (b)	92,304
3,216	LaSalle Hotel Properties	93,103
6,304	Lexington Realty Trust	62,914
2,684	Liberty Property Trust	103,468
860	LTC Properties, Inc.	41,194
3,513	Mack-Cali Realty Corp.	94,640
4,242	Medical Properties Trust, Inc.	54,679
18,281	MFA Financial, Inc. (b)	147,710
1,621	Mid-American Apartment Communities, Inc.	164,921
1,583	Monmouth Real Estate Investment Corp. - Class A	22,589
2,519	Monogram Residential Trust, Inc.	25,114
2,081	MTGE Investment Corp.	34,857
800	National Health Investors, Inc.	58,104
1,617	National Retail Properties, Inc. (b)	70,534
2,426	National Storage Affiliates Trust (b)	57,981
10,694	New Residential Investment Corp.	181,584
2,827	New Senior Investment Group, Inc. (b)	28,835
12,689	New York Mortgage Trust, Inc. (b)	78,291
1,582	NexPoint Residential Trust, Inc.	38,221
2,025	Omega Healthcare Investors, Inc.	66,805
1,354	One Liberty Properties, Inc.	31,629
2,926	Orchid Island Capital, Inc. (b)	29,231
906	Outfront Media, Inc.	24,054
4,424	Owens Realty Mortgage, Inc.	78,747
1,312	Parkway, Inc.	26,096
2,188	Pebblebrook Hotel Trust	63,911
2,544	Pennsylvania Real Estate Investment Trust	38,516
5,165	PennyMac Mortgage Investment Trust	91,679
2,040	Physicians Realty Trust (b)	40,535
4,176	Piedmont Office Realty Trust, Inc. - Class A (b)	89,283
1,112	Potlatch Corp.	50,818
3,695	Preferred Apartment Communities, Inc. - Class A	48,811
723	PS Business Parks, Inc.	82,971
676	QTS Realty Trust, Inc. - Class A	32,955
21,947	RAIT Financial Trust	70,230

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
1,570	Ramco-Gershenson Properties Trust	$22,011
1,116	Rayonier, Inc.	31,627
5,067	Redwood Trust, Inc.	84,163
2,221	Regency Centers Corp. (b)	147,452
4,040	Resource Capital Corp.	39,471
1,895	Retail Opportunity Investments Corp.	39,852
4,152	Retail Properties of America, Inc. - Class A	59,872
1,554	Rexford Industrial Realty, Inc.	34,996
3,772	RLJ Lodging Trust (b)	88,680
1,325	Ryman Hospitality Properties, Inc.	81,925
906	Sabra Health Care REIT, Inc. (b)	25,305
577	Saul Centers, Inc.	35,555
2,544	Select Income REIT	65,610
3,167	Senior Housing Properties Trust	64,132
468	Seritage Growth Properties (b)	20,194
1,900	Silver Bay Realty Trust Corp.	40,793
5,795	Spirit Realty Capital, Inc.	58,703
970	STAG Industrial, Inc.	24,269
6,400	Starwood Property Trust, Inc.	144,512
1,832	STORE Capital Corp.	43,748
7,842	Summit Hotel Properties, Inc. (b)	125,315
769	Sun Communities, Inc.	61,774
6,101	Sunstone Hotel Investors, Inc.	93,528
1,430	Tanger Factory Outlet Centers, Inc. (b)	46,861
829	Terreno Realty Corp.	23,212
596	The Geo Group, Inc.	27,637
2,060	Tier REIT, Inc.	35,762
5,859	Two Harbors Investment Corp. (b)	56,188
1,813	UMH Properties, Inc.	27,576
1,816	Uniti Group, Inc.	46,944
476	Universal Health Realty Income Trust	30,702
1,653	Urban Edge Properties	43,474
1,151	Urstadt Biddle Properties, Inc. - Class A	23,665
2,473	Washington Prime Group, Inc. (b)	21,490
977	Washington Real Estate Investment Trust	30,561
1,550	Weingarten Realty Investors	51,755
2,034	Whitestone REIT	28,151
1,309	WP Carey, Inc.	81,446
4,970	Xenia Hotels & Resorts, Inc.	84,838

	Total Real Estate Investment Trusts (Cost $8,150,582)	9,257,263

	RIGHTS - 0.00%
	Biotechnology - 0.00%
1,600	Dyax Corp. (c)(d)	0

	Real Estate Management & Development - 0.00%
280	Trinity Place Holdings, Inc. (c)(d)	0

	Total Rights (Cost $604)	0

	SHORT TERM INVESTMENTS - 1.11%
	Money Market Funds - 1.11%
1,276,523	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (e)	1,276,523

	Total Short Term Investments (Cost $1,276,523)	1,276,523

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 28.33%
	Investment Companies - 28.33%
32,709,937	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (e)	$32,709,937

	Total Investments Purchased as Securities Lending Collateral (Cost $32,709,937)	32,709,937

	Total Investments (Cost $127,320,310) - 128.21%	148,052,482
	Liabilities in Excess of Other Assets - (28.21)%	(32,575,908)

	TOTAL NET ASSETS - 100.00%	$115,476,574

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of March 31, 2017, the Valuation Committee has fair valued these securities. The value of these securities was $0, which represents 0.00% of total net assets.
(d)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $115,316, which represents 0.10% of total net assets.
(e)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	COMMON STOCKS - 96.24%
	Australia - 5.38%
10,137	AGL Energy, Ltd.	$204,191
58,676	Alumina Ltd.	80,281
21,624	Aristocrat Leisure, Ltd.	296,823
3,716	ASX, Ltd.	143,308
41,116	Aurizon Holdings Ltd.	164,872
43,149	AusNet Services	55,545
21,186	Australia and New Zealand Banking Group, Ltd.	514,411
28,330	Bendigo & Adelaide Bank, Ltd.	262,474
14,211	BHP Billiton Ltd.	258,444
13,920	BHP Billiton Plc	214,700
27,456	Challenger, Ltd./Australia	263,152
12,572	CIMIC Group, Ltd.	344,959
7,230	Cochlear, Ltd.	746,877
14,515	Commonwealth Bank of Australia	951,822
3,547	Computershare Ltd.	38,094
5,820	CSL, Ltd.	557,241
48,347	DUET Group	103,032
17,168	Flight Centre Travel Group, Ltd.	378,703
131,168	Fortescue Metals Group, Ltd.	624,775
37,984	Harvey Norman Holdings Ltd.	131,379
22,348	Insurance Australia Group, Ltd.	103,262
3,120	Macquarie Group, Ltd.	214,958
79,341	Medibank Private, Ltd.	170,892
10,434	National Australia Bank Ltd.	265,674
12,128	Newcrest Mining, Ltd.	206,728
5,250	Orica Ltd.	70,566
8,925	Origin Energy Ltd. (a)	48,009
110,587	Qantas Airways, Ltd.	328,649
2,718	REA Group Ltd.	123,256
189,611	South32, Ltd.	399,731
17,044	Suncorp Group, Ltd.	172,000
46,014	Telstra Corp., Ltd.	163,734
11,579	Wesfarmers Ltd.	398,641
18,270	Westpac Banking Corp.	488,400
30,456	Woolworths, Ltd.	616,613

		10,106,196

	Austria - 0.53%
3,328	ANDRITZ AG	166,445
4,072	Erste Group Bank AG	132,592
4,025	Mondi Plc	97,249
3,035	OMV AG	119,608
18,876	Raiffeisen Bank International AG (a)	425,688
1,288	voestalpine AG	50,655

		992,237

	Belgium - 0.16%
905	KBC Group NV	59,995
605	Solvay SA	73,817
3,067	Umicore SA	174,663

		308,475

	Canada - 7.83%
1,840	Agnico Eagle Mines, Ltd.	78,063
7,266	Alimentation Couche-Tard, Inc. - Series B	328,264
4,607	Bank of Montreal	344,109
9,300	Barrick Gold Corp.	176,650
2,641	BCE, Inc.	116,932
28,553	Bombardier, Inc. - Class B (a)	43,800
3,720	Brookfield Asset Management, Inc. - Class A	135,530

Number of Shares		Value
	Canada (Continued)
7,495	CAE, Inc.	$114,523
12,532	Cameco Corp.	138,716
4,058	Canadian Imperial Bank of Commerce	349,912
2,442	Canadian National Railway Co.	180,251
3,331	Canadian Natural Resources, Ltd.	109,059
200	CCL Industries, Inc. - Class B	43,635
1,324	CGI Group, Inc. - Class A (a)	63,440
22,188	CI Financial Corp. (b)	440,974
1,765	Constellation Software, Inc.	867,336
11,501	Crescent Point Energy Corp.	124,277
8,434	Dollarama, Inc.	698,959
31,235	Empire Co., Ltd. - Series A	477,268
3,530	Enbridge, Inc.	147,879
13,232	Encana Corp.	155,021
20,473	Finning International, Inc.	382,411
7,252	First Capital Realty, Inc.	109,228
9,365	First Quantum Minerals Ltd.	99,506
1,746	Fortis, Inc.	57,861
6,292	George Weston, Ltd.	548,980
2,900	Great-West Lifeco, Inc.	80,359
5,742	Husky Energy, Inc. (a)	64,810
2,000	IGM Financial, Inc.	59,646
8,022	Industrial Alliance Insurance & Financial Services, Inc.	347,639
48,741	Kinross Gold Corp. (a)	171,895
3,744	Linamar Corp.	170,301
6,193	Loblaw Cos., Ltd.	336,043
10,206	Manulife Financial Corp.	181,043
9,958	Metro, Inc.	305,887
3,300	National Bank of Canada	138,566
8,827	Onex Corp.	633,558
4,224	Open Text Corp.	143,569
2,168	Pembina Pipeline Corp.	68,699
15,610	Power Corp. of Canada	366,700
10,727	Power Financial Corp.	283,693
1,612	PrairieSky Royalty Ltd.	34,013
888	Restaurant Brands International, Inc.	49,466
1,229	Rogers Communications, Inc. - Class B	54,341
15,074	Royal Bank of Canada	1,098,259
9,233	Saputo, Inc.	318,609
8,153	Seven Generations Energy, Ltd. - Class A (a)	148,978
4,294	Shaw Communications, Inc.	89,022
6,225	Silver Wheaton Corp.	129,710
2,306	SNC-Lavalin Group, Inc.	90,482
4,114	Sun Life Financial, Inc.	150,224
4,580	Suncor Energy, Inc.	140,618
8,568	Teck Resources. Ltd. - Class B	187,358
9,576	The Bank of Nova Scotia (b)	560,223
14,457	The Jean Coutu Group PJC, Inc. - Class A	227,533
16,434	The Toronto-Dominion Bank	823,152
2,357	Thomson Reuters Corp.	101,930
6,372	TransCanada Corp.	294,055
20,676	Valeant Pharmaceuticals International, Inc. (a)	228,394
20,249	Veresen, Inc.	223,830
915	Vermilion Energy, Inc.	34,313
21,929	Yamana Gold, Inc.	60,518

		14,730,020

	Cayman Islands - 0.28%
13,000	Cheung Kong Property Holdings, Ltd.	87,696

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Cayman Islands (Continued)
499,980	WH Group, Ltd.	$431,143

		518,839

	Denmark - 1.33%
5,027	Carlsberg AS - Series B	464,206
2,774	Coloplast AS - Series B	216,637
1,618	Danske Bank AS	55,167
1,366	Genmab AS (a)	262,859
21,569	Novo Nordisk AS - Series B	740,657
2,460	Pandora AS	272,269
29,800	TDC AS	153,478
3,165	Vestas Wind Systems AS	257,442
3,826	William Demant Holding A/S (a)	79,951

		2,502,666

	Finland - 0.84%
5,796	Fortum OYJ	91,740
2,020	Metso OYJ	61,128
7,795	Neste OYJ (b)	304,807
9,633	Orion OYJ - Class B	502,501
889	Sampo OYJ - Series A	42,184
5,137	Stora Enso OYJ	60,741
22,132	UPM-Kymmene OYJ	519,640

		1,582,741

	France - 9.96%
8,927	Accor SA	371,312
2,335	Arkema SA	229,860
12,259	Atos SA	1,514,980
23,621	AXA SA	610,269
16,676	BNP Paribas SA	1,109,692
4,717	Cap Gemini SA	435,407
11,954	Carrefour SA	281,651
773	Casino Guichard Perrachon SA	43,190
2,861	Christian Dior SA	664,118
24,666	CNP Assurances	501,596
4,976	Compagnie de Saint-Gobain SA	255,304
39,710	Credit Agricole SA	536,749
8,439	Danone SA	574,064
2,826	Dassault Systemes SA	244,426
5,140	Eiffage SA	402,254
2,333	Essilor International SA	283,253
1,656	Etablissements Michelin	201,234
1,711	Hermes International SA	809,964
2,215	Imerys SA	187,859
717	Ingenico Group SA	67,625
579	Kering SA	149,652
3,604	Legrand SA	216,953
4,269	L’Oreal SA	821,092
3,516	LVMH Moet Hennessy Louis Vuitton SA	772,793
20,260	Natixis SA	124,724
349	Pernod-Ricard SA	41,259
47,823	Peugeot SA	961,126
1,495	Publicis Groupe SA	104,382
417	Remy Cointreau SA	40,795
39,267	Rexel SA	711,427
2,145	Safran SA	160,090
12,131	Sanofi-Aventis SA	1,096,589
4,510	Schneider Electric SA	331,345
12,777	SCOR SE	482,883

Number of Shares		Value
	France (Continued)
3,238	SEB SA	$452,276
1,324	Societe BIC SA	164,952
17,871	Societe Generale SA	905,443
458	Sodexo SA	53,813
2,680	Suez Environnement Co. SA	42,296
4,036	Thales SA	389,863
12,021	Total SA	607,825
1,575	Valeo SA	104,772
2,899	Veolia Environnement SA	54,362
5,822	Vinci SA	462,318
1,247	Wendel SA	157,905

		18,735,742

	Germany - 7.03%
7,153	adidas AG	1,360,734
4,557	Allianz SE	845,082
6,008	BASF SE	594,876
10,832	Bayer AG	1,247,997
4,886	Beiersdorf AG	462,359
1,875	Brenntag AG	105,088
560	Continental AG	122,781
4,234	Covestro AG	326,183
2,719	Deutsche Boerse AG	249,160
35,793	Deutsche Lufthansa AG	580,667
24,894	Deutsche Post AG	851,963
29,449	Deutsche Telekom AG	516,026
4,636	Deutsche Wohnen AG	152,671
26,813	E.ON SE	213,167
2,490	Evonik Industries AG	81,160
706	Fresenius Medical Care AG & Co. KGaA	59,531
3,772	Fresenius SE & Co. KGaA	303,104
452	Hannover Rueck SE	52,085
2,949	HeidelbergCement AG	276,169
849	Henkel AG & Co. KGaA	94,416
1,907	HOCHTIEF AG	315,148
8,951	HUGO BOSS AG	652,739
13,254	Infineon Technologies AG	271,275
3,056	LANXESS AG	205,005
1,247	MAN SE	128,538
2,955	Merck KGaA	336,733
2,827	Metro AG	90,330
2,558	Muenchener Rueckversicherungs-Gesellschaft AG	500,736
843	OSRAM Licht AG	52,866
1,098	ProSiebenSat.1 Media AG	48,620
7,601	SAP AG	745,721
5,290	Siemens AG	724,585
1,519	thyssenkrupp AG	37,212
4,751	TUI AG	65,793
2,150	United Internet AG	95,098
11,422	Zalando SE (a)	461,647

		13,227,265

	Hong Kong - 2.87%
61,519	AIA Group, Ltd.	388,305
6,800	ASM Pacific Technology, Ltd.	92,506
126,513	BOC Hong Kong Holdings, Ltd.	517,099
202,195	Cathay Pacific Airways Ltd.	293,535
14,852	CLP Holdings, Ltd.	155,478
18,251	Hang Lung Group Ltd.	77,848
7,715	Hang Seng Bank, Ltd.	156,510
315,212	HK Electric Investments & HK Electric Investments Ltd.	290,511

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
104,312	HKT Trust and HKT, Ltd.	$134,498
15,674	Hong Kong Exchange & Clearing, Ltd.	395,517
1,440	Jardine Strategic Holdings Ltd.	60,495
28,844	MTR Corp. Ltd.	162,058
163,180	New World Development Co., Ltd.	201,066
105,731	NWS Holdings, Ltd.	193,037
174,388	PCCW, Ltd.	102,876
62,000	Sino Land Co., Ltd.	108,726
891,933	SJM Holdings, Ltd.	725,949
5,000	Sun Hung Kai Properties, Ltd.	73,501
38,960	Techtronic Industries Co., Ltd.	157,721
24,566	The Wharf Holdings, Ltd.	211,121
113,614	Wheelock & Co., Ltd.	898,721

		5,397,078

	Ireland - 0.35%
521,786	Bank of Ireland (a)	130,527
10,066	CRH Plc	354,718
3,831	James Hardie Industries Plc	60,190
1,316	Kerry Group Plc - Series A	104,341

		649,776

	Israel - 0.83%
45,934	Bank Hapoalim BM	279,930
48,098	Bank Leumi Le-Israel BM (a)	212,342
126,258	Bezeq the Israel Telecommunication Corp., Ltd.	226,752
316	Elbit Systems Ltd.	36,145
5,523	Mizrahi Tefahot Bank, Ltd.	93,613
2,883	NICE-Systems, Ltd.	195,716
701	Taro Pharmaceutical Industries Ltd. (a)(b)	81,751
13,690	Teva Pharmaceutical Industries, Ltd. - ADR	439,312

		1,565,561

	Italy - 2.39%
9,747	Assicurazioni Generali SpA	154,648
82,769	Enel SpA	389,468
4,350	Eni SpA	71,224
3,081	Ferrari NV	229,631
35,598	Intesa Sanpaolo SpA	96,831
25,855	Leonardo SpA	366,638
11,173	Luxottica Group SpA	616,600
11,561	Poste Italiane SpA	77,006
29,574	Prysmian SpA	781,862
1,049,037	Saipem SpA (a)	476,474
27,403	Snam SpA	118,434
431,567	Telecom Italia SpA (a)	388,492
498,456	Telecom Italia SpA - Savings Share	363,915
1	UniCredit SpA	12
168,010	UnipolSai SpA	371,122

		4,502,357

	Japan - 22.10%
3,800	ABC-Mart, Inc.	222,724
2,620	Aeon Co., Ltd.	38,363
13,532	Alfresa Holdings Corp.	235,241
16,998	Asahi Glass Co., Ltd.	137,915
20,610	Asahi Kasei Corp.	200,256
7,664	Asics Corp.	123,311
35,044	Astellas Pharma, Inc.	462,193
12,338	Bandai Namco Holdings, Inc.	369,840

Number of Shares		Value
	Japan (Continued)
4,117	Benesse Holdings, Inc.	$128,871
1,600	Bridgestone Corp.	64,949
22,900	Brother Industries, Ltd.	478,889
10,181	Calbee, Inc.	347,744
4,980	Canon, Inc.	155,519
700	Central Japan Railway Co.	114,338
34,268	Chubu Electric Power Co., Inc.	460,320
5,072	Dai-ichi Life Insurance Co., Ltd.	90,786
6,939	Daiichi Sankyo Co., Ltd.	156,551
2,034	Daikin Industries Ltd.	205,105
1,025	Daito Trust Construction Co., Ltd.	140,934
8,147	DeNA Co., Ltd.	165,857
2,857	FamilyMart Co., Ltd.	170,469
281	FANUC Corp.	57,850
1,399	Fast Retailing Co., Ltd.	440,242
16,810	Fuji Electric Co., Ltd.	100,105
3,324	Fuji Heavy Industries, Ltd.	121,919
6,396	FUJIFILM Holdings Corp.	250,709
50,805	Fujitsu, Ltd.	311,860
6,241	Hikari Tsushin, Inc.	609,380
1,218	Hisamitsu Pharmaceutical Co., Inc.	69,734
5,819	Hitachi Chemical Co., Ltd.	161,644
18,586	Hitachi Construction Machinery Co., Ltd.	465,064
5,063	Hitachi High-Technologies Corp.	206,822
19,252	Honda Motor Co., Ltd.	581,199
1,176	Hoshizaki Electric Co., Ltd.	92,953
11,060	Hoya Corp.	534,317
24,131	Idemitsu Kosan Co., Ltd.	839,983
21,701	Iida Group Holdings Co., Ltd.	333,949
35,672	ITOCHU Corp.	507,839
1,786	Japan Tobacco, Inc.	58,130
3,357	JTEKT Corp.	52,225
114,045	JX Holdings, Inc.	561,506
23,285	Kajima Corp.	152,308
33,378	Kakaku.com, Inc.	455,662
6,753	Kansai Paint Co., Ltd.	144,118
12,894	Kao Corp.	708,094
2,959	KDDI Corp.	77,824
5,137	Keikyu Corp.	56,511
874	Keyence Corp.	350,625
6,954	Kikkoman Corp.	207,832
1,421	Koito Manufacturing Co., Ltd.	74,060
5,770	Komatsu Ltd.	151,135
5,930	Konami Corp.	251,874
43,571	Konica Minolta, Inc.	390,814
6,203	Kose Corp.	563,734
8,183	Kuraray Co., Ltd.	124,485
3,748	Lawson, Inc.	254,848
4,242	LINE Corp.	163,501
29,591	Lion Corp.	533,290
11,210	M3, Inc.	279,381
31,285	Marubeni Corp.	193,246
3,216	Maruichi Steel Tube, Ltd.	91,779
25,532	Mazda Motor Corp.	368,552
6,236	McDonald’s Holdings Co. Japan, Ltd.	182,114
6,265	MEIJI Holdings Co., Ltd.	522,779
3,753	MISUMI Group, Inc.	68,133
44,800	Mitsubishi Chemical Holdings Corp.	347,824
27,726	Mitsubishi Corp.	600,894
14,982	Mitsubishi Electric Corp.	215,865

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
15,647	Mitsubishi Gas Chemical Co., Inc.	$325,891
5,900	Mitsubishi Materials Corp.	179,082
83,096	Mitsubishi UFJ Financial Group, Inc.	523,436
74,423	Mitsubishi UFJ Lease & Finance Co., Ltd.	371,923
21,343	Mitsui & Co., Ltd.	309,944
19,458	Mitsui Chemicals, Inc.	96,400
187,913	Mitsui OSK Lines, Ltd.	590,546
16,543	Mixi, Inc.	800,212
312,391	Mizuho Financial Group, Inc.	573,418
2,797	MS & AD Insurance Group Holdings	89,338
326	Murata Manufacturing Co., Ltd.	46,444
18,343	Nagoya Railroad Co., Ltd.	82,721
1,614	NH Foods Ltd.	43,359
1,288	Nidec Corp.	123,010
25,707	Nikon Corp.	373,571
513	Nintendo Co., Ltd.	119,036
8,919	Nippon Electric Glass Co., Ltd.	54,029
27,681	Nippon Express Co., Ltd.	142,482
1,423	Nippon Paint Holdings Co., Ltd.	49,701
15,800	Nippon Steel & Sumitomo Metal Corp.	365,033
10,165	Nippon Telegraph & Telephone Corp.	434,587
3,884	Nissan Chemical Industries, Ltd.	113,304
6,885	Nisshin Seifun Group, Inc.	102,931
5,220	Nitori Holdings Co., Ltd.	662,936
1,456	NKSJ Holdings, Inc.	53,491
3,075	NOK Corp.	71,824
6,686	Nomura Holdings, Inc.	41,389
2,980	NTT Data Corp.	141,510
9,641	NTT DoCoMo, Inc.	225,139
19,000	Obayashi Corp.	178,159
27,521	Oji Holdings Corp.	129,069
8,121	Olympus Corp.	313,443
7,079	OMRON Corp.	311,043
2,061	Oracle Corp.	118,155
30,558	ORIX Corp.	453,558
10,220	Osaka Gas Co., Ltd.	38,969
1,710	Otsuka Holdings Co., Ltd.	77,395
7,278	Panasonic Corp.	82,367
11,845	Park24 Co., Ltd.	311,218
20,744	Pola Orbis Holdings, Inc.	501,228
13,344	Recruit Holdings Co., Ltd.	682,487
52,200	Resona Holdings, Inc.	280,621
845	Rohm Co. Ltd.	56,256
2,445	Ryohin Keikaku Co., Ltd.	537,474
28,693	SBI Holdings, Inc.	400,926
10,679	Sega Sammy Holdings, Inc.	143,633
9,869	Seiko Epson Corp.	208,226
13,055	Sekisui Chemical Co., Ltd.	220,082
5,200	Seven & I Holdings Co., Ltd. - Series A	204,275
42,184	Sharp Corp. (b)	177,450
2,911	Shimadzu Corp.	46,328
1,630	Shimamura Co., Ltd.	216,080
3,093	Shin-Etsu Chemical Co., Ltd.	268,842
3,592	Shionogi & Co., Ltd.	185,949
13,363	Shiseido Co., Ltd.	351,723
5,359	SoftBank Group Corp.	380,034
17,361	Sony Corp.	585,907
37,242	Start Today Co., Ltd.	827,657
24,982	Sumitomo Chemical Co., Ltd.	139,927

Number of Shares		Value
	Japan (Continued)
29,980	Sumitomo Corp.	$404,456
11,455	Sumitomo Dainippon Pharma Co., Ltd.	189,550
5,116	Sumitomo Heavy Industries, Ltd.	35,767
15,012	Sumitomo Mitsui Financial Group, Inc.	546,418
5,500	Sumitomo Mitsui Trust Holdings, Inc.	190,586
15,389	Sumitomo Rubber Industries, Ltd.	262,568
7,968	Sundrug Co., Ltd.	268,082
8,383	Suntory Beverage & Food Ltd.	354,142
6,157	Suzuken Co., Ltd.	202,326
3,497	Suzuki Motor Corp.	145,243
7,997	Sysmex Corp.	486,547
13,185	T&D Holdings, Inc.	191,112
25,960	Taiheiyo Cement Corp.	87,114
7,745	Takashimaya Co., Ltd.	67,888
6,647	Teijin, Ltd.	125,512
16,379	The Kansai Electric Power Co., Inc.	201,539
11,444	The Yokohama Rubber Co., Ltd.	224,289
11,354	Toho Gas Co., Ltd.	80,530
1,030	Tokio Marine Holdings, Inc.	43,532
3,777	Tokyo Electron, Ltd.	413,492
9,609	Tokyo Gas Co., Ltd.	43,885
16,000	TonenGeneral Sekiyu KK	187,080
10,324	Toppan Printing Co., Ltd.	105,523
60,768	Toshiba Corp.	130,987
2,462	TOTO Ltd.	93,136
6,500	Toyo Seikan Group Holdings, Ltd.	105,771
5,422	Toyoda Gosei Co., Ltd.	138,289
8,081	Toyota Motor Corp.	438,619
11,054	Toyota Tsusho Corp.	335,518
988	Trend Micro, Inc.	43,976
1,696	Tsuruha Holdings, Inc.	157,303
5,062	Unicharm Corp.	121,653
60,846	Yamada Denki Co., Ltd.	304,176
31,775	Yamazaki Baking Co., Ltd.	654,235
4,705	Yaskawa Electric Corp.	94,751
11,287	Yokogawa Electric Corp.	178,005

		41,547,655

	Jersey - 1.85%
392,047	Glencore Plc	1,538,213
18,870	Petrofac, Ltd.	217,973
1,262	Randgold Resources, Ltd.	110,274
6,637	Shire Plc	386,718
10,356	Wolseley Plc	652,028
25,823	WPP Plc	566,015

		3,471,221

	Luxembourg - 0.39%
27,956	ArcelorMittal SA (a)	233,883
1,330	Millicom International Cellular SA	74,162
3,490	RTL Group SA	280,805
8,287	Tenaris SA	143,302

		732,152

	Macau - 0.02%
21,015	MGM China Holdings Ltd.	43,822

	Mexico - 0.06%
6,090	Fresnillo Plc	118,660

	Netherlands - 3.73%
1,604	ABN AMRO Group NV	38,895
702	Akzo Nobel NV	58,114

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Netherlands (Continued)
2,264	ASML Holding NV	$300,418
4,777	Boskalis Westminster	164,581
15,690	CNH Industrial NV	151,018
9,142	EXOR NV	472,714
75,293	Fiat Chrysler Automobiles NV (a)	822,603
1,565	Gemalto NV	87,305
4,567	Heineken Holding NV	362,757
1,033	Heineken NV	87,907
39,932	ING Groep NV	603,146
25,274	Koninklijke Ahold Delhaize NV	540,103
2,953	Koninklijke DSM NV	199,710
5,050	Koninklijke Philips Electronics NV	162,228
12,614	NN Group NV	409,668
7,895	QIAGEN NV	229,185
9,810	Randstad Holding NV	565,529
12,469	Reed Elsevier NV	231,315
26,661	STMicroelectronics NV	410,250
16,555	Unilever NV	822,469
6,906	Wolters Kluwer NV	286,616

		7,006,531

	New Zealand - 0.21%
26,671	Fletcher Building Ltd.	155,373
25,501	Mercury NZ Ltd.	56,312
32,102	Meridian Energy, Ltd.	62,995
46,868	Telecom Corp.	114,889

		389,569

	Norway - 0.61%
4,791	DNB ASA	76,074
9,022	Gjensidige Forsikring ASA	137,442
15,316	Marine Harvest ASA	233,637
30,997	Norsk Hydro ASA	180,642
9,469	Schibsted ASA - Class A	243,752
10,053	Schibsted ASA - Class B	230,342
2,858	Telenor ASA	47,544

		1,149,433

	Portugal - 0.46%
95,208	EDP - Energias de Portugal SA	321,915
8,919	Galp Energia SGPS SA	135,278
22,926	Jeronimo Martins SGPS SA	409,672

		866,865

	Singapore - 1.30%
20,900	DBS Group Holdings, Ltd.	289,505
3,212	Jardine Cycle & Carriage, Ltd.	100,606
46,400	Oversea-Chinese Banking Corp. Ltd.	322,295
44,343	SATS Ltd.	154,694
76,800	Singapore Exchange, Ltd.	422,738
144,287	StarHub Ltd.	297,042
14,936	United Overseas Bank, Ltd.	235,918
84,597	Wilmar International, Ltd.	213,482
504,600	Yangzijiang Shipbuilding Holdings, Ltd.	407,387

		2,443,667

	Spain - 2.99%
17,899	ACS, Actividades de Construccion y Servicios SA	608,436
1,929	Aena SA	304,898
8,569	Amadeus IT Holding SA - Class A	434,181
37,441	Banco Bilbao Vizcaya Argentaria SA	290,643

Number of Shares		Value
	Spain (Continued)
196,350	Banco de Sabadell SA	$359,767
143,280	Banco Santander Central Hispano SA	877,064
48,998	Bankia SA	55,775
4,868	Bankinter SA	40,819
15,537	CaixaBank SA	66,801
66,709	Distribuidora Internacional de Alimentación SA	385,586
7,509	Endesa SA	176,234
50,287	Iberdrola SA	359,296
14,627	Inditex de Diseno Textil SA	515,114
108,785	Mapfre SA	372,601
42,363	Repsol SA	656,328
9,828	Telefonica SA	110,009

		5,613,552

	Sweden - 1.86%
4,196	Assa Abloy AB - Series B	86,260
6,326	Atlas Copco AB - Class A	222,986
3,625	Atlas Copco AB - Class B	115,151
10,055	Boliden AB	299,290
5,760	Electrolux AB - Series B	159,908
23,405	Hennes & Mauritz AB - Series B	597,314
4,466	Hexagon AB - Class B	179,242
18,887	Husqvarna AB - Class B (b)	165,596
1,855	Industrivarden AB	40,142
919	Investor AB - B Shares	38,641
2,481	L E Lundbergforetagen AB - Series B	168,155
7,933	Nordea Bank AB	90,506
16,467	Sandvik AB	245,967
12,166	Securitas AB - Series B	189,926
9,323	Skanska AB - Class B (b)	219,420
3,267	Svenska Handelsbanken AB - Class A	44,771
5,475	Swedbank AB - A Shares	126,683
6,179	Swedish Match AB	200,811
11,966	Telefonaktiebolaget LM Ericsson - Series B	79,889
15,566	Volvo AB - Class B (b)	229,630

		3,500,288

	Switzerland - 7.93%
17,412	ABB, Ltd.	407,537
3,584	Actelion, Ltd.	1,011,215
3,510	Adecco SA	249,225
19,061	Aryzta AG	612,029
306	Baloise Holding AG	42,048
105	Barry Callebaut AG	137,289
819	Cie Financiere Richemont SA	64,752
255	Dufry AG (a)	38,826
934	EMS-Chemie Holding AG	543,951
189	Galenica AG	199,253
484	Geberit AG	208,561
31	Givaudan SA	55,832
4,042	Kuehne & Nagel International AG	570,743
978	LafargeHolcim Ltd.	57,701
1,688	Lonza Group AG	319,068
35,735	Nestle SA	2,742,724
20,654	Novartis AG	1,533,716
1,869	Partners Group Holding AG	1,004,425
7,775	Roche Holding AG	1,988,330
467	Schindler Holding AG	88,603
227	SGS SA	484,105
51	Sika AG	305,883
885	Sonova Holding AG	122,763

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Switzerland (Continued)
1,628	Swiss Life Holding AG	$524,970
4,572	Swiss Re AG	410,639
467	Syngenta AG	206,246
587	The Swatch Group AG - Group I	210,162
2,717	The Swatch Group AG - Group N	189,202
14,819	UBS Group AG	236,876
1,308	Zurich Insurance Group AG	349,054

		14,915,728

	United Kingdom - 12.95%
61,623	3i Group Plc	578,581
32,776	Admiral Group Plc	816,676
15,220	Anglo American Plc (a)	232,546
9,641	Ashtead Group Plc	199,561
2,039	Associated British Foods Plc	66,605
12,172	AstraZeneca Plc	748,419
96,003	Auto Trader Group Plc	471,169
13,927	BAE Systems Plc	112,087
113,716	Barclays Plc	320,995
44,151	Barratt Developments Plc	302,435
114,200	BP Plc	657,347
16,957	British American Tobacco Plc	1,125,028
26,654	British Sky Broadcasting Group Plc	325,972
37,236	BT Group Plc	148,688
3,612	Bunzl Plc	104,984
34,058	Burberry Group Plc	734,994
3,940	Carnival Plc	225,831
21,321	Coca-Cola HBC AG	550,424
16,048	Compass Group Plc	302,989
914	Croda International Plc	40,825
1,575	DCC Plc	138,651
12,021	Diageo Plc	344,223
28,300	Direct Line Insurance Group Plc	123,128
11,522	Experian Plc	235,063
45,041	GlaxoSmithKline Plc	936,533
39,918	Hargreaves Lansdown Plc	650,229
181,971	HSBC Holdings Plc	1,484,307
7,622	Imperial Tobacco Group Plc	369,389
3,973	InterContinental Hotels Group Plc	194,593
36,574	International Consolidated Airlines Group SA	241,582
2,674	Intertek Group	131,621
35,456	J. Sainsbury Plc	117,437
1,345	Johnson Matthey Plc	51,893
83,189	Kingfisher Plc	340,375
38,937	Legal & General Group Plc	120,566
3,953	London Stock Exchange Group Plc	157,268
71,969	Marks & Spencer Group Plc	303,987
19,262	Mediclinic International Plc	172,042
26,161	Meggitt Plc	146,012
16,812	Merlin Entertainments Plc	101,057
7,394	Next Plc	399,991
7,150	Persimmon Plc	187,591
11,806	Provident Financial Plc	443,597
15,618	Prudential Plc	329,903
5,555	Reckitt Benckiser Group Plc	507,124
13,922	Reed Elsevier Plc	272,566
2,457	Rio Tinto Ltd.	113,446
10,503	Rio Tinto Plc	422,931
7,516	Rolls-Royce Holdings Plc (a)	71,004

Number of Shares		Value
	United Kingdom (Continued)
24,586	Royal Dutch Shell Plc - Class A	$648,043
20,639	Royal Dutch Shell Plc - Class B	567,353
134,880	Royal Mail Plc	718,375
11,948	RSA Insurance Group Plc	87,745
1,486	Schroders Plc	56,396
23,711	Smith & Nephew Plc	361,018
10,632	Smiths Group Plc	216,025
15,840	St. James’s Place Plc	210,845
15,830	Standard Chartered Plc (a)	151,412
19,213	Tate & Lyle	184,111
237,231	Tesco Plc (a)	552,122
71,369	The Sage Group Plc	563,774
7,839	The Weir Group Plc	188,568
17,477	Unilever Plc	862,091
156,416	Vodafone Group Plc	407,617
136,239	William Hill Plc	496,839
276,283	Wm Morrison Supermarkets Plc	831,411
17,451	Worldpay Group Plc	64,520

		24,342,530

	Total Common Stocks (Cost $157,613,324)	180,960,626

	INVESTMENT COMPANIES - 1.84%
	Canada - 0.16%
11,001	iShares MSCI Canada ETF	295,707

	Japan - 1.68%
50,731	iShares MSCI EAFE ETF (b)	3,160,034

	Total Investment Companies (Cost $3,296,830)	3,455,741

	PARTICIPATORY NOTES - 0.06%
	Switzerland - 0.06%
549	Schindler Holding AG (c)	106,197

	Total Participatory Notes (Cost $80,980)	106,197

	PREFERRED STOCKS - 0.40%
	Germany - 0.40%
10,451	FUCHS PETROLUB SE - Preference Shares	509,487
1,474	Henkel AG & Co. KGaA - Preference Shares	188,931
408	Volkswagen AG - Preference Shares	59,478

	Total Preferred Stocks (Cost $693,595)	757,896

	REAL ESTATE INVESTMENT TRUSTS - 0.34%
	Australia - 0.06%
14,868	Dexus Property Group	110,969

	Canada - 0.04%
4,188	H&R Real Estate Investment Trust (a)	72,653

	Hong Kong - 0.09%
24,764	Link REIT	173,565

	Japan - 0.13%
60	Daiwa House REIT Investment Corp.	156,250
55	Nomura Real Estate Master Fund, Inc.	85,542

		241,792

	United Kingdom - 0.02%
3,361	Land Securities Group Plc	44,638

	Total Real Estate Investment Trusts (Cost $648,906)	643,617

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.40%
	Money Market Funds - 0.40%
760,253	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (d)	$760,253

	Total Short Term Investments (Cost $760,253)	760,253

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 1.59%
	Investment Companies - 1.59%
2,977,876	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (d)	2,977,876

	Total Investments Purchased as Securities Lending Collateral (Cost $2,977,876)	2,977,876

	Total Investments (Cost $166,071,764) - 100.87%	189,662,206
	Liabilities in Excess of Other Assets - (0.87)%	(1,628,775)

	TOTAL NET ASSETS - 100.00%	$188,033,431

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Represents the value of the underlying security. See note 3t of the Notes to Financial Statements.
(d)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2017

COMMON STOCKS
Aerospace & Defense	0.77%
Air Freight & Logistics	0.84%
Airlines	0.77%
Auto Components	0.76%
Automobiles	1.95%
Banks	9.70%
Beverages	1.19%
Biotechnology	0.97%
Building Products	0.52%
Capital Markets	2.61%
Chemicals	3.49%
Commercial Services & Supplies	0.54%
Communications Equipment	0.04%
Construction & Engineering	1.56%
Construction Materials	0.63%
Consumer Finance	0.48%
Containers & Packaging	0.08%
Distributors	0.05%
Diversified Consumer Services	0.07%
Diversified Financial Services	1.22%
Diversified Telecommunication Services	1.65%
Electric Utilities	1.50%
Electrical Equipment	1.32%
Electronic Equipment, Instruments & Components	1.23%
Energy Equipment & Services	0.45%
Food & Staples Retailing	3.86%
Food Products	4.88%
Gas Utilities	0.15%
Health Care Equipment & Supplies	1.39%
Health Care Providers & Services	0.52%
Health Care Technology	0.15%
Hotels, Restaurants & Leisure	1.86%
Household Durables	1.50%
Household Products	1.04%
Independent Power and Renewable Electricity Producers	0.03%
Industrial Conglomerates	0.86%
Insurance	5.47%
Internet & Direct Marketing Retail	0.69%
Internet Software & Services	1.06%
IT Services	1.60%
Leisure Products	0.47%
Life Sciences Tools & Services	0.29%
Machinery	1.52%
Marine	0.62%
Media	1.39%
Metals & Mining	3.54%
Multiline Retail	0.77%
Multi-Utilities	0.21%

Oil, Gas & Consumable Fuels	3.77%
Paper & Forest Products	0.43%
Personal Products	1.44%
Pharmaceuticals	5.52%
Professional Services	1.28%
Real Estate Management & Development	1.17%
Road & Rail	0.48%
Semiconductors & Semiconductor Equipment	0.82%
Software	1.88%
Specialty Retail	2.65%
Technology Hardware, Storage & Peripherals	0.66%
Textiles, Apparel & Luxury Goods	3.52%
Tobacco	0.93%
Trading Companies & Distributors	2.43%
Transportation Infrastructure	0.24%
Wireless Telecommunication Services	0.76%

TOTAL COMMON STOCKS	96.24%

INVESTMENT COMPANIES
Exchange Traded Funds	1.84%

TOTAL INVESTMENT COMPANIES	1.84%

PARTICIPATORY NOTES
Machinery	0.06%

TOTAL PARTICIPATORY NOTES	0.06%

PREFERRED STOCKS
Automobiles	0.03%
Chemicals	0.27%
Household Products	0.10%

TOTAL PREFERRED STOCKS	0.40%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.34%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.34%

SHORT TERM INVESTMENTS
Money Market Funds	0.40%

TOTAL SHORT TERM INVESTMENTS	0.40%

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
Investment Companies	1.59%

TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL	1.59%

TOTAL INVESTMENTS	100.87%
Liabilities in Excess of Other Assets	(0.87)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	COMMON STOCKS - 94.94%
	Aerospace & Defense - 1.55%
1,604	TransDigm Group, Inc. (a)	$353,137
6,036	United Technologies Corp.	677,299

		1,030,436

	Air Freight & Logistics - 2.76%
24,714	Hub Group, Inc. - Class A (b)	1,146,730
6,370	United Parcel Service, Inc. - Class B	683,501

		1,830,231

	Airlines - 2.75%
25,828	United Continental Holdings, Inc. (b)	1,824,490

	Auto Components - 2.13%
23,294	BorgWarner, Inc. (a)	973,456
5,480	Delphi Automotive Plc (a)	441,085

		1,414,541

	Automobiles - 1.06%
60,133	Ford Motor Co.	699,948

	Banks - 3.66%
28,884	BankUnited, Inc.	1,077,662
17,257	Citigroup, Inc.	1,032,314
6,160	East West Bancorp, Inc. (a)	317,917

		2,427,893

	Beverages - 1.97%
3,125	Constellation Brands, Inc. - Class A (a)	506,469
7,156	PepsiCo, Inc.	800,470

		1,306,939

	Biotechnology - 3.25%
2,099	Biogen, Inc. (b)	573,909
3,400	Bioverativ, Inc. (b)	185,164
7,980	Celgene Corp. (b)	992,951
3,700	Vertex Pharmaceuticals, Inc. (b)	404,595

		2,156,619

	Capital Markets - 0.87%
14,160	The Charles Schwab Corp. (a)	577,870

	Chemicals - 2.68%
31,037	Axalta Coating Systems, Ltd. (b)	999,391
12,190	The Dow Chemical Co. (a)	774,553

		1,773,944

	Communications Equipment - 0.50%
6,150	Lumentum Holdings, Inc. (b)	328,102

	Consumer Finance - 1.35%
13,045	Discover Financial Services	892,148

	Containers & Packaging - 0.76%
10,370	Berry Plastics Group, Inc. (b)	503,671

	Diversified Financial Services - 1.26%
3,915	CME Group, Inc.	465,102
2,810	S&P Global, Inc.	367,379

		832,481

	Electrical Equipment - 0.90%
11,010	AMETEK, Inc. (a)	595,421

	Energy Equipment & Services - 0.50%
5,550	Baker Hughes, Inc. (a)	332,001

	Food Products - 1.42%
6,330	Kellogg Co. (a)	459,621

Number of Shares		Value
	Food Products (Continued)
5,470	Post Holdings, Inc. (a)(b)	$478,735

		938,356

	Health Care Equipment & Supplies - 1.91%
8,700	Hill-Rom Holdings, Inc.	614,220
9,370	STERIS Plc (a)	650,840

		1,265,060

	Health Care Providers & Services - 0.98%
5,088	Aetna, Inc. (a)	648,974

	Hotels, Restaurants & Leisure - 4.10%
5,420	Marriott International, Inc. - Class A (a)	510,455
3,900	McDonald’s Corp.	505,479
21,445	Red Rock Resorts, Inc. - Class A	475,650
6,394	Vail Resorts, Inc.	1,227,009

		2,718,593

	Household Durables - 4.19%
9,720	Installed Building Products, Inc. (b)	512,730
14,790	Newell Rubbermaid, Inc. (a)	697,645
391	NVR, Inc. (a)(b)	823,790
4,352	Whirlpool Corp. (a)	745,628

		2,779,793

	Industrial Conglomerates - 0.61%
13,620	General Electric Co. (a)	405,876

	Insurance - 6.52%
8,186	Berkshire Hathaway, Inc. - Class B (b)	1,364,442
22,402	Loews Corp.	1,047,742
23,320	MetLife, Inc. (a)	1,231,762
5,203	Willis Towers Watson Plc	681,021

		4,324,967

	Internet & Direct Marketing Retail - 1.64%
1,225	Amazon.com, Inc. (b)	1,086,011

	Internet Software & Services - 6.10%
2,416	Alphabet, Inc. - Class A (b)	2,048,285
1,171	Alphabet, Inc. - Class C (b)	971,415
7,220	Facebook, Inc. - Class A (b)	1,025,601

		4,045,301

	IT Services - 3.28%
1,804	Alliance Data Systems Corp.	449,196
11,290	PayPal Holdings, Inc. (a)(b)	485,696
5,700	Vantiv, Inc. - Class A (a)(b)	365,484
9,840	Visa, Inc. - Class A (a)	874,481

		2,174,857

	Life Sciences Tools & Services - 0.85%
1,175	Mettler-Toledo International, Inc. (b)	562,719

	Machinery - 2.55%
8,691	Colfax Corp. (a)(b)	341,209
5,840	Danaher Corp. (a)	499,495
7,780	Deere & Co. (a)	846,931

		1,687,635

	Media - 7.40%
2,180	Charter Communications, Inc. - Class A (a)(b)	713,558
27,543	Liberty Global Plc - Class A (b)	987,967
12,310	Lions Gate Entertainment Corp. - Class B (b)	300,118
7,530	The Walt Disney Co.	853,827
10,460	Twenty-First Century Fox, Inc. - Class A	338,799

See notes to financial statements.

GuideMark® Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media (Continued)
53,904	Twenty-First Century Fox, Inc. - Class B	$1,713,069

		4,907,338

	Multiline Retail - 1.45%
13,760	Dollar General Corp.	959,485

	Oil, Gas & Consumable Fuels - 1.12%
3,421	Cimarex Energy Co. (a)	408,775
4,150	Tesoro Corp.	336,399

		745,174

	Pharmaceuticals - 5.20%
47,053	Abbott Laboratories (a)	2,089,624
6,450	Bristol-Myers Squibb Co.	350,751
3,345	Jazz Pharmaceuticals Plc (a)(b)	485,460
14,690	Nektar Therapeutics (b)	344,774
3,870	Pacira Pharmaceuticals, Inc. (a)(b)	176,472

		3,447,081

	Road & Rail - 2.14%
34,177	Avis Budget Group (a)(b)	1,010,956
5,380	Ryder System, Inc.	405,867

		1,416,823

	Semiconductors & Semiconductor Equipment - 1.08%
7,240	Applied Materials, Inc.	281,636
6,050	Cavium, Inc. (a)(b)	433,543

		715,179

	Software - 4.68%
2,810	Adobe Systems, Inc. (b)	365,665
17,110	Microsoft Corp.	1,126,865
6,120	Red Hat, Inc. (a)(b)	529,380
8,690	salesforce.com, Inc. (a)(b)	716,838
4,190	ServiceNow, Inc. (b)	366,499

		3,105,247

	Specialty Retail - 1.05%
8,773	The TJX Companies, Inc. (a)	693,769

	Technology Hardware, Storage & Peripherals - 4.43%
20,455	Apple, Inc.	2,938,565

	Textiles, Apparel & Luxury Goods - 0.49%
5,800	NIKE, Inc. - Class B	323,234

Number of Shares		Value
	Thrifts & Mortgage - 1.69%
71,067	Nationstar Mortgage Holdings, Inc. (a)(b)	$1,120,016

	Trading Companies & Distributors - 2.11%
10,395	Fastenal Co. (a)	535,342
10,350	HD Supply Holdings, Inc. (b)	425,644
69,540	Wolseley Plc - ADR (a)	440,884

		1,401,870

	Total Common Stocks (Cost $48,077,697)	62,938,658

	REAL ESTATE INVESTMENT TRUSTS - 1.44%
	Real Estate Investment Trusts - 1.44%
20,253	CubeSmart (a)	525,768
17,220	STAG Industrial, Inc.	430,845

	Total Real Estate Investment Trusts (Cost $902,788)	956,613

	SHORT TERM INVESTMENTS - 3.36%
	Money Market Funds - 3.36%
2,228,609	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)	2,228,609

	Total Short Term Investments (Cost $2,228,609)	2,228,609

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 29.17%
	Investment Companies - 29.17%
19,335,822	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (c)	19,335,822

	Total Investments Purchased as Securities Lending Collateral (Cost $19,335,822)	19,335,822

	Total Investments (Cost $70,544,916) - 128.91%	85,459,702
	Liabilities in Excess of Other Assets - (28.91)%	(19,166,167)

	TOTAL NET ASSETS - 100.00%	$66,293,535

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Principal Amount		Value
	ASSET BACKED SECURITIES - 10.19%
	Ally Master Owner Trust
795,000	Series 2012-5, 1.540%, 09/15/2019	$795,640
305,000	Series 2014-5, 1.600%, 10/15/2019	305,312
250,000	Americredit Automobile Receivables Trust Series 2016-4, 1.530%, 07/08/2021	248,726
305,000	AMMC CLO XIV Ltd.
	Series 2014-14A, 2.488%, 07/27/2026 (Acquired 06/12/2014, Cost $304,372) (a)(b)	305,032
47,802	Angel Oak Mortgage Trust LLC
	Series 2017-1, 2.810%, 01/25/2047 (Acquired 03/03/2017, Cost $47,801) (a)(b)	47,801
500,000	Apidos CLO XII
	Series 2013-12A, 2.123%, 04/15/2025 (Acquired 03/15/2013, Cost $500,000) (a)(b)	500,811
260,000	ARI Fleet Lease Trust
	Series 2014-A, 1.550%, 11/15/2022 (Acquired 04/01/2014, Cost $259,928) (b)	259,889
270,000	Atlas Senior Loan Fund Ltd.
	Series 2014-6A, 2.284%, 10/15/2026 (Acquired 02/02/2017, Cost $270,000) (a)(b)	270,040
575,000	Babson CLO Ltd.
	Series 2013-IA, 2.130%, 04/20/2025 (Acquired 05/03/2013, Cost $575,000) (a)(b)	575,489
120,000	Bayview Opportunity Master Fund IVa Trust
	Series 2017-SPL1, 4.000%, 10/28/2064 (Acquired 03/22/2017, Cost $124,060) (a)(b)	124,063
735,000	Capital One Multi-Asset Execution Trust
	Series 2016-3A, 1.340%, 04/15/2022	728,637
555,000	Carlyle Global Market Strategies CLO
	Series 2013-3A, 2.143%, 07/15/2025 (Acquired 06/10/2013, Cost $553,834) (a)(b)	555,106
169,018	CarMax Auto Owner Trust
	Series 2013-3, 1.490%, 01/15/2019	169,127
325,000	Cent CLO 23 Ltd.
	Series 2015-23A, 2.513%, 04/17/2026 (Acquired 03/19/2015, Cost $325,000) (a)(b)	325,030
645,000	Chase Issuance Trust
	Series 2016-2, 1.370%, 06/15/2021	640,861
365,000	CIFC Funding Ltd.
	Series 2013-1A, 2.173%, 04/16/2025 (Acquired 02/22/2013, Cost $365,000) (a)(b)	365,628
61,840	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%, 05/01/2032 (a)	35,617
	CPS Auto Receivables Trust
22,462	Series 2012-D, 1.480%, 03/16/2020 (Acquired 12/07/2012, Cost $22,459) (b)	22,458
33,021	Series 2013-A, 1.310%, 06/15/2020 (Acquired 03/12/2013, Cost $33,016) (b)	32,951
105,642	Credit Acceptance Auto Loan Trust
	Series 2014-2A, 1.880%, 03/15/2022 (Acquired 09/18/2014, Cost $105,623) (b)	105,773
1,143	Drive Auto Receivables Trust
	Series 2015-BA, 2.120%, 06/17/2019 (Acquired 05/20/2015, Cost $1,143) (b)	1,143
270,000	Dryden 38 Senior Loan Fund
	Series 2015-38A, 2.453%, 07/15/2027 (Acquired 03/25/2015, Cost $270,000) (a)(b)	270,926
485,000	Ford Credit Auto Owner Trust
	Series 2015-A, 2.030%, 08/15/2020	487,952

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
400,000	Galaxy XV CLO, Ltd.
	Series 2013-15A, 2.273%, 04/15/2025 (Acquired 01/29/2016, Cost $392,600) (a)(b)	$400,679
370,000	Galaxy XIX CLO, Ltd.
	Series 2015-19A, 2.593%, 01/24/2027 (Acquired 01/29/2015, Cost $369,441) (a)(b)	370,035
295,000	Galaxy XXII CLO, Ltd.
	Series 2016-22A, 2.800%, 07/16/2028 (Acquired 06/13/2016, Cost $295,000) (b)	287,424
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 1.282%, 05/25/2036 (a)	91,006
570,000	GM Financial Automobile Leasing Trust
	Series 2017-1, 2.060%, 05/20/2020	570,662
300,000	GTP Acquisition Partners I LLC
	Series 2015-2, 3.482%, 06/15/2050 (Acquired 05/20/2015, Cost $300,000) (b)	300,489
515,000	Honda Auto Receivables Owner Trust
	Series 2016-2, 1.390%, 04/15/2020	513,795
100,000	Lendmark Funding Trust
	Series 2016-A, 3.260%, 04/21/2025 (Acquired 10/26/2016, Cost $99,989) (c)	99,640
261,165	Madison Park Funding XI Ltd.
	Series 2013-11A, 2.321%, 10/23/2025 (Acquired 10/29/2015, Cost $256,542) (a)(b)	261,375
288,473	Morgan Stanley ABS Capital I, Inc. Trust
	Series 2003-NC10, 2.002%, 10/25/2033 (a)	277,497
	NRZ Advance Receivables Trust
147,000	Series 2016-T2, 2.575%, 10/15/2049 (Acquired 10/14/2016, Cost $147,000) (b)	146,598
136,000	Series 2015-ON1, 3.107%, 12/15/2050 (Acquired 11/22/2016, Cost $136,000) (b)	134,852
120,000	Series 2017-T1, 3.214%, 02/15/2051 (Acquired 02/01/2017, Cost $119,999) (a)(b)	119,352
325,000	Oaktree EIF II Ltd.
	Series 2015-B1A, 2.589%, 02/15/2026 (Acquired 02/20/2015, Cost $325,000) (a)(b)	325,123
275,000	OCP CLO Ltd.
	Series 2015-8A, 2.553%, 04/17/2027 (Acquired 04/10/2015, Cost $274,725) (a)(b)	275,019
410,000	Octagon Investment Partners XVI Ltd.
	Series 2013-1A, 2.143%, 07/17/2025 (Acquired 05/15/2013, Cost $409,344) (a)(b)	410,364
280,000	OHA Credit Partners VIII, Ltd.
	Series 2013-8A, 2.150%, 04/20/2025 (Acquired 04/17/2013, Cost $280,000) (a)(b)	280,288
450,000	OZLM Funding V Ltd.
	Series 2013-5A, 2.673%, 01/17/2026 (Acquired 02/23/2017, Cost $450,000) (a)(b)	450,207
300,000	OZLM XII Ltd.
	Series 2015-12A, 2.489%, 04/30/2027 (Acquired 04/24/2015, Cost $299,130) (a)(b)	300,584
135,000	Prestige Auto Receivables Trust
	Series 2014-1A, 1.910%, 04/15/2020 (Acquired 06/25/2014, Cost $135,009) (b)	135,105
300,000	Santander Drive Auto Receivables Trust
	Series 2015-2, 1.830%, 01/15/2020	300,462
250,000	Shackleton 2014-VI CLO Ltd.
	Series 2014-6A, 2.503%, 07/17/2026 (Acquired 06/12/2014, Cost $248,475) (a)(b)	250,018

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
83,672	SoFi Consumer Loan Program LLC
	Series 2016-2, 3.090%, 10/27/2025 (Acquired 07/26/2016, Cost $83,659) (c)	$83,669
257,000	Sound Point CLO IV Ltd.
	Series 2013-3A, 2.411%, 01/21/2026 (Acquired 03/27/2015, Cost $255,587) (a)(b)	257,490
315,000	Sound Point CLO VIII Ltd.
	Series 2015-1A, 2.553%, 03/13/2027 (Acquired 03/05/2015, Cost $314,213) (a)(b)	316,933
	Towd Point Mortgage Trust
108,128	Series 2016-2, 2.750%, 08/25/2055 (Acquired 05/20/2016, Cost $108,127) (a)(b)	107,850
123,883	Series 2016-3, 2.250%, 08/25/2055 (Acquired 07/22/2016, Cost $123,705) (a)(b)	122,985
236,497	Series 2017-1, 2.750%, 10/25/2056 (Acquired 02/07/2017, Cost $236,808) (a)(b)	236,756
324,219	Volkswagen Auto Lease Trust
	Series 2015-A, 1.250%, 12/20/2017	324,177

	Total Asset Backed Securities (Cost $14,937,143)	14,924,446

	COLLATERALIZED MORTGAGE OBLIGATIONS - 4.58%
160,000	Aventura Mall Trust
	Series 2013-AVM, 3.743%, 12/07/2032 (Acquired 12/10/2013, Cost $163,485) (a)(b)	168,437
96,000	BBCMS Mortgage Trust
	Series 2017-C1, 3.674%, 02/17/2050	98,750
150,000	BB-UBS Trust
	Series 2012-SHOW, 3.430%, 11/07/2036 (Acquired 12/05/2012, Cost $154,171) (b)	153,720
61,560	Chase Mortgage Finance Trust
	Series 2007-A1, 3.409%, 02/25/2037 (a)	59,754
145,000	Citigroup Commercial Mortgage Trust
	Series 2014-GC21, 3.855%, 05/10/2047	152,281
2,733	COBALT CMBS Commercial Mortgage Trust
	Series 2007-C2, 5.484%, 04/15/2047 (a)	2,730
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (Acquired 08/15/2013, Cost $121,728) (b)	130,207
295,267	Series 2014-CR21, 3.528%, 12/10/2047	303,003
300,000	Series 2015-CR26, 3.630%, 10/13/2048	308,535
130,000	Series 2016-CR28, 3.762%, 02/12/2049	134,557
134,776	Commercial Mortgage Loan Trust
	Series 2008-LS1, 6.101%, 12/10/2049 (a)	136,126
	Countrywide Home Loans, Inc.
15,622	Series 2004-HYB6, 3.124%, 11/20/2034 (a)	15,413
90,211	Series 2005-11, 1.582%, 03/25/2035 (a)	78,021
396,998	Four Times Square Trust
	Series 2006-4TS, 5.401%, 12/13/2028 (Acquired 11/06/2012, Cost $432,561) (b)	436,354
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (Acquired 03/08/2013, Cost $148,758) (b)	151,884
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (Acquired 12/11/2012, Cost $147,082) (b)	146,705
580,000	Series 2013-GC16, 3.033%, 11/13/2046	589,911
	JP Morgan Chase Commercial Mortgage Securities Trust
236,190	Series 2012-WLDN, 3.905%, 05/07/2030 (Acquired 05/07/2013 through 01/04/2017, Cost $240,737) (b)	245,981

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
48,555	Series 2007-CB19, 5.829%, 02/12/2049 (a)	$48,511
705,000	JPMBB Commercial Mortgage Securities Trust
	Series 2013-C12, 3.157%, 07/17/2045	725,557
102,849	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2007-C6, 5.858%, 07/15/2040 (a)	103,101
124,031	ML-CFC Commercial Mortgage Trust
	Series 2007-9, 5.700%, 09/12/2049	125,180
195,000	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C24, 3.732%, 08/15/2047	202,605
	Morgan Stanley Capital I Trust
185,000	Series 2014-MP, 3.469%, 08/11/2033 (Acquired 11/13/2014, Cost $188,995) (b)	192,002
98,292	Series 2007-IQ16, 5.809%, 12/12/2049	98,886
	New Residential Mortgage Loan Trust
149,491	Series 2016-2, 3.750%, 11/25/2035 (Acquired 05/25/2016, Cost $153,857) (a)(b)	151,433
120,576	Series 2016-4, 3.750%, 11/25/2056 (Acquired 12/01/2016, Cost $124,118) (a)(b)	124,704
212,290	Series 2017-1, 4.000%, 02/25/2057 (Acquired 03/06/2017, Cost $218,499) (a)(b)	220,013
130,000	OBP Depositor LLC Trust
	Series 2010-OBP, 4.646%, 07/17/2045 (Acquired 08/15/2012, Cost $143,921) (b)	138,583
	SBA Tower Trust
210,000	Series 2013-1-2, 3.598%, 04/15/2043 (Acquired 04/04/2013, Cost $210,000) (b)	210,126
155,000	Series 2014-1-2, 2.898%, 10/15/2044 (Acquired 10/07/2014, Cost $155,000) (b)	155,577
75,000	SG Commercial Mortgage Securities Trust
	Series 2016-C5, 3.055%, 10/13/2048	73,002
	Springleaf Mortgage Loan Trust
102,792	Series 2013-2A, 1.780%, 12/25/2065 (Acquired 07/03/2013, Cost $101,749) (a)(b)	103,135
155,171	Series 2013-2A, 3.520%, 12/25/2065 (Acquired 07/03/2013, Cost $149,465) (a)(b)	155,441
540,000	Wells Fargo-RBS Commercial Mortgage Trust
	Series 2014-C19, 3.660%, 03/15/2047	561,626

	Total Collateralized Mortgage Obligations (Cost $6,721,023)	6,701,851

	CORPORATE OBLIGATIONS - 38.35%
	Aerospace & Defense - 0.42%
85,000	Embraer Netherlands Finance BV
	5.400%, 02/01/2027	87,782
185,000	Hexcel Corp.
	3.950%, 02/15/2027	187,087
	Lockheed Martin Corp.
20,000	2.500%, 11/23/2020	20,155
45,000	4.700%, 05/15/2046	48,940
285,000	Northrop Grumman Corp.
	3.850%, 04/15/2045	269,420

		613,384

	Air Freight & Logistics - 0.07%
	FedEx Corp.
50,000	4.100%, 02/01/2045	46,494
30,000	4.550%, 04/01/2046	30,098
20,000	4.400%, 01/15/2047	19,524

		96,116

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Airlines - 0.09%
130,000	Delta Air Lines, Inc.
	3.625%, 03/15/2022	$132,852

	Auto Components - 0.21%
300,000	Delphi Corp.
	4.150%, 03/15/2024	313,724

	Automobiles - 0.15%
	Ford Motor Co.
10,000	4.346%, 12/08/2026	10,217
85,000	5.291%, 12/08/2046	85,120
	General Motors Co.
110,000	5.000%, 04/01/2035	109,164
15,000	6.250%, 10/02/2043	16,576

		221,077

	Banks - 5.91%
	Bank of America Corp.
565,000	2.250%, 04/21/2020	563,915
20,000	2.625%, 04/19/2021	19,970
175,000	2.503%, 10/21/2022	170,808
65,000	3.124%, 01/20/2023 (a)	65,406
190,000	4.100%, 07/24/2023	199,296
135,000	4.000%, 01/22/2025 (d)	135,082
85,000	4.183%, 11/25/2027	85,477
100,000	6.110%, 01/29/2037	117,181
545,000	5.000%, 01/21/2044	596,208
200,000	Barclays Plc
	3.684%, 01/10/2023	201,166
405,000	BB&T Corp. 2.750%, 04/01/2022	407,759
	Citigroup, Inc.
335,000	4.400%, 06/10/2025	341,921
360,000	3.700%, 01/12/2026	361,004
45,000	3.200%, 10/21/2026	43,133
310,000	4.300%, 11/20/2026	313,585
175,000	4.450%, 09/29/2027	177,177
180,000	Fifth Third Bancorp 2.875%, 07/27/2020	183,314
480,000	HSBC Holdings Plc 3.262%, 03/13/2023 (a)	483,000
	JPMorgan Chase & Co.
25,000	2.295%, 08/15/2021	24,756
130,000	4.500%, 01/24/2022	140,191
80,000	2.273%, 10/24/2023 (a)	81,907
170,000	3.300%, 04/01/2026	166,531
90,000	2.950%, 10/01/2026	85,674
105,000	4.250%, 10/01/2027	107,802
310,000	3.782%, 02/01/2028 (a)	313,308
5,000	5.600%, 07/15/2041	5,976
170,000	KeyCorp 5.100%, 03/24/2021 (d)	185,687
290,000	PNC Funding Corp. 3.300%, 03/08/2022	298,846
350,000	Royal Bank of Canada 2.125%, 03/02/2020	350,162
100,000	Santander Holdings USA, Inc. 3.700%, 03/28/2022 (Acquired 03/22/2017, Cost $99,842) (b)	100,457
55,000	Santander UK Plc 2.350%, 09/10/2019	55,317

Principal Amount		Value
	Banks (Continued)
405,000	Toronto-Dominion Bank 2.625%, 09/10/2018	$410,686
625,000	U.S. Bancorp 1.950%, 11/15/2018	628,886
	Wells Fargo & Co.
195,000	2.150%, 01/30/2020	195,492
240,000	2.550%, 12/07/2020	241,343
120,000	3.000%, 04/22/2026	115,302
135,000	3.000%, 10/23/2026	129,415
55,000	4.300%, 07/22/2027	57,224
206,000	5.606%, 01/15/2044	236,510
35,000	4.900%, 11/17/2045	36,577
35,000	4.400%, 06/14/2046	33,979
180,000	4.750%, 12/07/2046	184,333

		8,651,763

	Beverages - 0.34%
150,000	Anheuser-Busch InBev Worldwide, Inc. 8.200%, 01/15/2039	228,676
275,000	Molson Coors Brewing Co. 3.000%, 07/15/2026	262,030

		490,706

	Biotechnology - 0.62%
	AbbVie, Inc.
155,000	2.900%, 11/06/2022	154,617
40,000	3.200%, 05/14/2026	38,526
180,000	4.300%, 05/14/2036	175,005
200,000	Amgen, Inc. 4.400%, 05/01/2045	194,899
115,000	Celgene Corp. 5.250%, 08/15/2043	121,297
180,000	Genzyme Corp. 5.000%, 06/15/2020	195,901
35,000	Gilead Sciences, Inc. 2.500%, 09/01/2023	33,892

		914,137

	Building Products - 0.12%
165,000	Johnson Controls International Plc 4.500%, 02/15/2047	168,154

	Capital Markets - 3.49%
545,000	Bear Stearns Companies, Inc. 7.250%, 02/01/2018	569,661
245,000	CBOE Holdings, Inc. 3.650%, 01/12/2027	246,804
	Morgan Stanley
150,000	5.950%, 12/28/2017	154,701
55,000	2.500%, 01/24/2019	55,567
75,000	2.625%, 11/17/2021	74,586
10,000	4.875%, 11/01/2022	10,826
430,000	3.700%, 10/23/2024	436,895
540,000	3.125%, 07/27/2026	516,445
135,000	4.350%, 09/08/2026	138,544
50,000	3.950%, 04/23/2027	49,621
275,000	Raymond James Financial, Inc. 3.625%, 09/15/2026	271,270
130,000	State Street Corp. 2.550%, 08/18/2020	131,809
	The Bank of New York Mellon Corp.
415,000	1.300%, 01/25/2018	414,638
410,000	2.200%, 03/04/2019	413,150

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets (Continued)
	The Goldman Sachs Group, Inc.
375,000	5.950%, 01/18/2018	$387,327
95,000	2.750%, 09/15/2020	95,864
80,000	2.600%, 12/27/2020	80,065
305,000	2.875%, 02/25/2021	307,251
90,000	2.350%, 11/15/2021	88,240
155,000	4.000%, 03/03/2024	160,944
140,000	3.500%, 01/23/2025	139,697
140,000	6.750%, 10/01/2037	173,271
55,000	6.250%, 02/01/2041	69,306
115,000	5.150%, 05/22/2045	121,292
5,000	4.750%, 10/21/2045	5,289

		5,113,063

	Chemicals - 0.59%
250,000	LYB International Finance BV 4.000%, 07/15/2023	260,922
180,000	Monsanto Co. 1.150%, 06/30/2017	179,862
185,000	Potash Corp. of Saskatchewan, Inc. 4.000%, 12/15/2026 (d)	189,768
225,000	The Dow Chemical Co. 3.500%, 10/01/2024	229,057

		859,609

	Commercial Services & Supplies - 0.07%
	ERAC USA Finance LLC
40,000	2.600%, 12/01/2021 (Acquired 05/23/2016, Cost $39,945) (b)	39,367
55,000	7.000%, 10/15/2037 (Acquired 10/09/2015, Cost $67,048) (b)	69,722

		109,089

	Communications Equipment - 0.08%
120,000	QUALCOMM, Inc. 3.000%, 05/20/2022	121,524

	Consumer Finance - 1.66%
217,000	American Express Co. 4.050%, 12/03/2042	213,613
	American Express Credit Corp.
440,000	2.125%, 03/18/2019	442,284
130,000	2.200%, 03/03/2020	130,250
285,000	Capital One Financial Corp. 2.450%, 04/24/2019	286,778
400,000	Capital One NA 1.650%, 02/05/2018	400,015
250,000	Caterpillar Financial Services Corp. 1.350%, 05/18/2019	247,055
	PACCAR Financial Corp.
140,000	1.300%, 05/10/2019	138,868
165,000	2.200%, 09/15/2019	166,296
	Toyota Motor Credit Corp.
275,000	2.125%, 07/18/2019	277,275
130,000	2.600%, 01/11/2022 (d)	130,724

		2,433,158

	Diversified Financial Services - 2.61%
	American Honda Finance Corp.
290,000	1.700%, 02/22/2019	289,764
95,000	1.700%, 09/09/2021	92,104

Principal Amount		Value
	Diversified Financial Services (Continued)
	Anheuser-Busch InBev Finance, Inc.
50,000	1.900%, 02/01/2019	$50,095
355,000	2.650%, 02/01/2021	357,986
410,000	3.650%, 02/01/2026 (d)	415,351
120,000	4.700%, 02/01/2036	127,350
230,000	4.900%, 02/01/2046 (d)	249,548
65,000	BAT International Finance Plc 2.750%, 06/15/2020 (Acquired 06/10/2015, Cost $64,897) (b)	65,610
380,000	Credit Suisse 1.375%, 05/26/2017	379,890
175,000	Daimler Finance North America LLC 2.450%, 05/18/2020 (Acquired 05/11/2015, Cost $174,657) (b)	175,299
180,000	Ford Motor Credit Co. LLC 3.810%, 01/09/2024	180,836
	General Motors Financial Co., Inc.
35,000	3.100%, 01/15/2019	35,580
90,000	4.300%, 07/13/2025	91,555
200,000	Hutchison Whampoa International Ltd. 1.625%, 10/31/2017 (Acquired 10/28/2014, Cost $199,540) (b)	199,935
155,000	Intercontinental Exchange, Inc. 2.750%, 12/01/2020	157,651
30,000	Kinder Morgan Finance Co. LLC 6.000%, 01/15/2018 (Acquired 01/08/2015, Cost $30,720) (b)	30,943
20,000	Nasdaq, Inc. 3.850%, 06/30/2026	19,931
	National Rural Utilities Cooperative Finance Corp.
190,000	1.650%, 02/08/2019	189,961
170,000	2.950%, 02/07/2024	170,506
	Shell International Finance BV
320,000	1.625%, 11/10/2018	319,721
50,000	4.375%, 05/11/2045	50,828
180,000	4.000%, 05/10/2046	172,735

		3,823,179

	Diversified Telecommunication Services - 1.15%
	AT&T, Inc.
70,000	1.750%, 01/15/2018	70,039
175,000	4.450%, 04/01/2024	183,669
235,000	4.500%, 05/15/2035	222,519
125,000	6.350%, 03/15/2040	142,435
210,000	4.750%, 05/15/2046	196,695
215,000	TELUS Corp. 2.800%, 02/16/2027	202,172
	Verizon Communications, Inc.
25,000	2.946%, 03/15/2022 (Acquired 02/15/2017, Cost $24,757) (b)(d)	24,929
385,000	4.125%, 03/16/2027 (d)	392,318
20,000	4.812%, 03/15/2039 (Acquired 02/14/2017, Cost $19,556) (b)	19,544
120,000	4.862%, 08/21/2046	115,810
5,000	5.500%, 03/16/2047	5,260
125,000	4.672%, 03/15/2055	112,090

		1,687,480

	Electric Utilities - 2.51%
90,000	Alabama Power Co. 2.450%, 03/30/2022	89,135

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
190,000	Consolidated Edison Company of New York, Inc. 4.625%, 12/01/2054	$202,718
45,000	Duke Energy Carolinas LLC 2.500%, 03/15/2023	44,590
375,000	Duke Energy Corp. 3.550%, 09/15/2021	389,179
60,000	Duke Energy Florida LLC 3.400%, 10/01/2046	54,072
60,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	67,486
235,000	Duke Energy Progress LLC 4.150%, 12/01/2044	239,220
	Edison International
35,000	3.750%, 09/15/2017	35,352
160,000	2.950%, 03/15/2023	160,020
80,000	Electricite de France SA 4.950%, 10/13/2045 (Acquired 10/07/2015, Cost $79,802) (b)	81,062
	Emera US Finance LP
15,000	2.700%, 06/15/2021	14,930
20,000	4.750%, 06/15/2046	20,260
65,000	Exelon Corp. 2.450%, 04/15/2021	64,283
	Fortis, Inc.
30,000	2.100%, 10/04/2021 (Acquired 09/29/2016, Cost $29,924) (b)	29,099
40,000	3.055%, 10/04/2026 (Acquired 09/29/2016 and 10/19/2016, Cost $39,665) (b)	37,493
	Georgia Power Co.
120,000	1.950%, 12/01/2018	120,241
85,000	2.400%, 04/01/2021	84,762
	Great Plains Energy, Inc.
30,000	3.150%, 04/01/2022	30,326
25,000	3.900%, 04/01/2027	25,294
245,000	MidAmerican Energy Co. 3.100%, 05/01/2027	244,691
30,000	NextEra Energy Capital Holdings, Inc. 1.649%, 09/01/2018	29,921
100,000	Northeast Utilities 2.800%, 05/01/2023	99,138
20,000	Oncor Electric Delivery Co. LLC 7.000%, 09/01/2022	24,155
	Pacific Gas & Electric Co.
60,000	4.750%, 02/15/2044	66,162
225,000	4.250%, 03/15/2046	231,272
150,000	Progress Energy, Inc. 3.150%, 04/01/2022	151,765
66,000	South Carolina Electric & Gas Co. 5.100%, 06/01/2065	68,493
	Southern Power Co.
180,000	4.150%, 12/01/2025	186,347
180,000	4.950%, 12/15/2046	178,668
	The Southern Co.
30,000	1.850%, 07/01/2019	29,853
260,000	2.150%, 09/01/2019	260,109
20,000	2.950%, 07/01/2023	19,496
25,000	4.400%, 07/01/2046	23,991

Principal Amount		Value
	Electric Utilities (Continued)
245,000	Union Electric Co. 6.700%, 02/01/2019	$265,518

		3,669,101

	Food & Staples Retailing - 0.65%
	CVS Health Corp.
220,000	2.125%, 06/01/2021	216,007
59,000	3.875%, 07/20/2025	60,895
100,000	2.875%, 06/01/2026	95,558
105,000	5.125%, 07/20/2045	116,293
70,000	Sysco Corp. 2.500%, 07/15/2021	69,837
	The Kroger Co.
25,000	2.650%, 10/15/2026 (d)	23,077
5,000	3.875%, 10/15/2046	4,506
325,000	Walgreens Boots Alliance, Inc. 2.600%, 06/01/2021	325,705
30,000	Wal-Mart Stores, Inc. 6.500%, 08/15/2037	40,290

		952,168

	Food Products - 0.34%
	Kraft Heinz Foods Co.
55,000	2.000%, 07/02/2018	55,154
40,000	2.800%, 07/02/2020	40,575
175,000	3.500%, 07/15/2022 (d)	179,017
185,000	5.000%, 07/15/2035	192,706
35,000	4.375%, 06/01/2046	32,975

		500,427

	Gas Utilities - 0.01%
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	9,606

	Health Care Equipment & Supplies - 1.07%
	Abbott Laboratories
180,000	2.350%, 11/22/2019	180,861
75,000	2.800%, 09/15/2020	75,713
180,000	4.900%, 11/30/2046 (d)	187,189
205,000	Becton Dickinson & Co. 3.125%, 11/08/2021	209,316
	Medtronic, Inc.
105,000	2.500%, 03/15/2020	106,558
56,000	4.375%, 03/15/2035	58,816
170,000	4.625%, 03/15/2045	182,971
	Shire Acquisitions Investments Ireland Designated Activity Co.
90,000	2.400%, 09/23/2021	88,105
220,000	2.875%, 09/23/2023	213,783
260,000	Zimmer Holdings, Inc.
	3.550%, 04/01/2025	257,534

		1,560,846

	Health Care Providers & Services - 0.99%
100,000	Anthem, Inc. 5.850%, 01/15/2036	116,194
	Cardinal Health, Inc.
20,000	1.950%, 06/15/2018	20,067
280,000	3.200%, 03/15/2023	283,644
	Catholic Health Initiatives
45,000	1.600%, 11/01/2017	44,960
95,000	2.600%, 08/01/2018	95,604
275,000	Humana, Inc. 3.150%, 12/01/2022	276,550

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Health Care Providers & Services (Continued)
	UnitedHealth Group, Inc.
95,000	1.700%, 02/15/2019	$95,033
240,000	1.625%, 03/15/2019	239,318
70,000	3.350%, 07/15/2022	72,477
135,000	3.950%, 10/15/2042	131,569
55,000	4.750%, 07/15/2045 (d)	60,419
10,000	4.250%, 04/15/2047	10,236

		1,446,071

	Hotels, Restaurants & Leisure - 0.25%
	McDonald’s Corp.
315,000	3.700%, 01/30/2026	322,771
25,000	4.600%, 05/26/2045	25,511
20,000	4.875%, 12/09/2045	21,355

		369,637

	Household Durables - 0.14%
180,000	Newell Rubbermaid, Inc. 5.500%, 04/01/2046 (d)	204,750

	Insurance - 0.97%
	American International Group, Inc.
105,000	4.125%, 02/15/2024	107,866
120,000	4.500%, 07/16/2044	114,953
140,000	Chubb INA Holdings, Inc. 3.350%, 05/03/2026	141,836
265,000	CNA Financial Corp. 7.350%, 11/15/2019	299,255
235,000	Liberty Mutual Group, Inc. 4.250%, 06/15/2023 (Acquired 11/18/2016, Cost $247,112) (b)	247,136
	Marsh & McLennan Cos., Inc.
80,000	2.300%, 04/01/2017	80,000
20,000	4.050%, 10/15/2023	21,140
13,000	Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/2039 (Acquired 04/06/2016, Cost $18,925) (b)	21,147
	New York Life Global Funding
160,000	1.950%, 02/11/2020 (Acquired 02/04/2015, Cost $159,970) (b)	159,446
40,000	2.000%, 04/13/2021 (Acquired 04/06/2016, Cost $39,941) (b)	39,394
180,000	Trinity Acquisition Plc 4.400%, 03/15/2026	184,836

		1,417,009

	Internet & Direct Marketing Retail - 0.05%
65,000	Amazon.com, Inc. 4.950%, 12/05/2044	73,715

	IT Services - 0.98%
205,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/2026	200,227
230,000	MasterCard, Inc. 3.375%, 04/01/2024	238,059
	Visa, Inc.
410,000	1.200%, 12/14/2017	409,658
245,000	2.800%, 12/14/2022	247,319
285,000	3.150%, 12/14/2025	286,301
55,000	4.300%, 12/14/2045	57,863

		1,439,427

Principal Amount		Value
	Life Sciences Tools & Services - 0.06%
	Thermo Fisher Scientific, Inc.
80,000	3.000%, 04/15/2023	$79,383
10,000	2.950%, 09/19/2026	9,541

		88,924

	Machinery - 0.54%
	Eaton Corp.
175,000	5.600%, 05/15/2018	182,337
230,000	2.750%, 11/02/2022	228,691
50,000	Fortive Corp. 2.350%, 06/15/2021 (Acquired 06/06/2016, Cost $49,989) (b)	49,437
330,000	Stanley Black & Decker, Inc. 2.451%, 11/17/2018	333,570

		794,035

	Media - 1.30%
	21st Century Fox America, Inc.
175,000	4.500%, 02/15/2021	186,845
10,000	3.375%, 11/15/2026 (Acquired 11/15/2016, Cost $9,981) (b)	9,814
90,000	6.150%, 02/15/2041	107,829
10,000	4.950%, 10/15/2045	10,390
5,000	4.750%, 11/15/2046	5,032
10,000	CBS Corp. 4.000%, 01/15/2026	10,258
	Charter Communications Operating LLC / Charter Communications Operating Capital
50,000	3.579%, 07/23/2020	51,471
115,000	4.464%, 07/23/2022 (d)	121,410
5,000	4.908%, 07/23/2025	5,292
85,000	6.484%, 10/23/2045	98,203
	Comcast Corp.
345,000	5.875%, 02/15/2018	358,149
75,000	2.750%, 03/01/2023	74,788
15,000	3.375%, 08/15/2025	15,151
295,000	3.150%, 03/01/2026	290,583
65,000	4.750%, 03/01/2044	68,734
50,000	3.400%, 07/15/2046	42,894
	Cox Communications, Inc.
50,000	3.250%, 12/15/2022 (Acquired 09/17/2015 and 10/06/2015, Cost $47,392) (b)(d)	49,171
140,000	2.950%, 06/30/2023 (Acquired 04/24/2013, Cost $139,384) (b)	133,850
5,000	3.350%, 09/15/2026 (Acquired 09/08/2016, Cost $4,992) (b)	4,847
	Time Warner Cable, Inc.
81,000	5.850%, 05/01/2017	81,170
50,000	5.500%, 09/01/2041	51,449
50,000	4.500%, 09/15/2042	45,478
60,000	Time Warner, Inc. 2.950%, 07/15/2026	55,982
30,000	Viacom, Inc. 4.375%, 03/15/2043	26,098

		1,904,888

	Metals & Mining - 0.39%
	Nucor Corp.
195,000	4.125%, 09/15/2022	209,427
125,000	4.000%, 08/01/2023	132,319

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Metals & Mining (Continued)
195,000	Rio Tinto Finance USA Ltd. 3.750%, 06/15/2025	$202,924
	Vale Overseas Ltd.
15,000	6.250%, 08/10/2026	16,331
15,000	6.875%, 11/10/2039	16,116

		577,117

	Multi-Utilities - 0.71%
105,000	Berkshire Hathaway Energy Co. 6.125%, 04/01/2036	131,481
285,000	Delmarva Power & Light Co. 3.500%, 11/15/2023	295,192
	Dominion Resources, Inc.
240,000	1.400%, 09/15/2017	239,792
35,000	2.850%, 08/15/2026	32,748
60,000	DTE Energy Co. 1.500%, 10/01/2019	59,029
270,000	WEC Energy Group, Inc. 3.550%, 06/15/2025	275,511

		1,033,753

	Oil, Gas & Consumable Fuels - 3.23%
	Anadarko Petroleum Corp.
80,000	8.700%, 03/15/2019	89,780
15,000	6.950%, 06/15/2019	16,504
20,000	3.450%, 07/15/2024	19,532
45,000	4.500%, 07/15/2044	42,611
50,000	6.600%, 03/15/2046	60,700
5,000	Apache Corp. 4.250%, 01/15/2044	4,708
	BP Capital Markets Plc
20,000	2.521%, 01/15/2020	20,264
60,000	2.112%, 09/16/2021	58,961
70,000	3.062%, 03/17/2022	71,014
60,000	3.588%, 04/14/2027	60,478
170,000	Buckeye Partners LP 4.875%, 02/01/2021	180,501
	Canadian Natural Resources Ltd.
80,000	3.800%, 04/15/2024	80,658
170,000	3.900%, 02/01/2025	171,661
30,000	6.500%, 02/15/2037	34,618
160,000	Chevron Corp. 1.790%, 11/16/2018	160,486
225,000	Columbia Pipeline Group, Inc. 4.500%, 06/01/2025	236,123
80,000	ConocoPhillips Co. 4.950%, 03/15/2026	88,953
35,000	Devon Energy Corp. 3.250%, 05/15/2022	34,713
20,000	Devon Financing Co. LLC 7.875%, 09/30/2031	25,892
50,000	Encana Corp. 3.900%, 11/15/2021 (d)	51,132
	Energy Transfer Partners LP
20,000	5.200%, 02/01/2022	21,452
25,000	3.600%, 02/01/2023	24,881
15,000	5.950%, 10/01/2043	15,583
105,000	5.300%, 04/15/2047	100,846
	Enterprise Products Operating LLC
40,000	3.950%, 02/15/2027	40,868
155,000	6.125%, 10/15/2039	180,668

Principal Amount		Value
	Oil, Gas & Consumable Fuels (Continued)
20,000	EOG Resources, Inc. 4.150%, 01/15/2026	$20,931
	Hess Corp.
75,000	5.600%, 02/15/2041	75,362
60,000	5.800%, 04/01/2047	62,230
270,000	Husky Energy, Inc. 3.950%, 04/15/2022	279,999
85,000	Kinder Morgan, Inc. 5.050%, 02/15/2046	82,820
140,000	Magellan Midstream Partners LP 5.000%, 03/01/2026	154,386
	Marathon Oil Corp.
35,000	2.700%, 06/01/2020	34,780
45,000	2.800%, 11/01/2022	43,292
25,000	3.850%, 06/01/2025 (d)	24,621
175,000	Marathon Petroleum Corp. 3.625%, 09/15/2024	172,570
	MPLX LP
180,000	4.875%, 12/01/2024	189,643
30,000	4.125%, 03/01/2027	29,930
100,000	5.200%, 03/01/2047 (d)	101,006
	Petroleos Mexicanos
45,000	6.375%, 02/04/2021	48,925
45,000	5.500%, 06/27/2044	39,940
42,000	6.750%, 09/21/2047	42,710
	Phillips 66
230,000	2.950%, 05/01/2017	230,318
120,000	4.300%, 04/01/2022	127,367
115,000	Phillips 66 Partners LP 3.550%, 10/01/2026	110,061
	Pioneer Natural Resources Co.
145,000	3.450%, 01/15/2021	148,561
35,000	4.450%, 01/15/2026	36,969
25,000	Plains All American Pipeline LP 4.500%, 12/15/2026	25,543
	Regency Energy Partners LP
15,000	5.875%, 03/01/2022	16,503
40,000	4.500%, 11/01/2023	41,101
130,000	Spectra Energy Partners LP 3.375%, 10/15/2026 (d)	123,998
65,000	Statoil ASA 3.950%, 05/15/2043	63,017
130,000	Suncor Energy, Inc. 6.100%, 06/01/2018	136,870
	Sunoco Logistics Partners Operations LP
135,000	4.250%, 04/01/2024	137,630
5,000	3.900%, 07/15/2026	4,840
105,000	Valero Energy Corp. 3.400%, 09/15/2026	100,506
125,000	Williams Partners LP 3.600%, 03/15/2022	126,936

		4,726,952

	Pharmaceuticals - 1.18%
	Actavis Funding SCS
150,000	2.350%, 03/12/2018	150,689
80,000	3.000%, 03/12/2020	81,421
55,000	3.450%, 03/15/2022	56,221
35,000	4.550%, 03/15/2035	35,200
180,000	Baxalta, Inc. 4.000%, 06/23/2025	183,714

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Pharmaceuticals (Continued)
	EMD Finance LLC
110,000	2.950%, 03/19/2022 (Acquired 03/16/2015, Cost $109,806) (b)	$110,430
85,000	3.250%, 03/19/2025 (Acquired 10/13/2015, Cost $83,246) (b)	84,144
	Johnson & Johnson
25,000	3.550%, 03/01/2036	24,856
55,000	3.625%, 03/03/2037	54,657
	Mylan NV
55,000	3.000%, 12/15/2018	55,661
60,000	3.750%, 12/15/2020	61,599
45,000	3.150%, 06/15/2021	45,209
	Sanofi-Aventis SA
155,000	1.250%, 04/10/2018	154,829
210,000	4.000%, 03/29/2021	222,752
	Teva Pharmaceutical Finance Netherlands III BV
85,000	1.700%, 07/19/2019	84,078
120,000	2.200%, 07/21/2021	115,925
225,000	3.150%, 10/01/2026 (d)	207,758

		1,729,143

	Real Estate Management & Development - 1.16%
	American Tower Corp.
25,000	3.450%, 09/15/2021	25,477
75,000	2.250%, 01/15/2022	72,459
320,000	Boston Properties LP 3.650%, 02/01/2026	319,347
90,000	Brandywine Operating Partnership LP 4.100%, 10/01/2024	89,913
180,000	Crown Castle International Corp. 3.400%, 02/15/2021	183,259
170,000	ERP Operating LP 3.000%, 04/15/2023	168,510
40,000	HCP, Inc. 4.000%, 12/01/2022	41,311
55,000	Kimco Realty Corp. 3.200%, 05/01/2021	55,666
495,000	Simon Property Group LP 2.200%, 02/01/2019	498,102
	Ventas Realty LP
5,000	2.000%, 02/15/2018	5,008
90,000	2.700%, 04/01/2020	90,809
125,000	5.700%, 09/30/2043	142,109

		1,691,970

	Road & Rail - 0.38%
	Burlington Northern Santa Fe, LLC
135,000	3.650%, 09/01/2025	140,773
10,000	3.250%, 06/15/2027	10,087
20,000	3.900%, 08/01/2046	19,246
55,000	4.125%, 06/15/2047	54,987
120,000	Penske Truck Leasing Co., LP 4.875%, 07/11/2022 (Acquired 07/16/2013 and 10/14/2015, Cost $124,954) (b)	129,693
100,000	Ryder Systems, Inc. 2.450%, 09/03/2019	100,580
110,000	Union Pacific Corp. 3.375%, 02/01/2035	106,287

		561,653

Principal Amount		Value
	Semiconductors & Semiconductor Equipment - 1.01%
200,000	Analog Devices, Inc. 3.900%, 12/15/2025	$205,232
	Applied Materials, Inc.
15,000	3.300%, 04/01/2027	15,079
10,000	4.350%, 04/01/2047	10,149
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
80,000	2.375%, 01/15/2020 (Acquired 01/11/2017, Cost $79,819) (b)	80,044
190,000	3.000%, 01/15/2022 (Acquired 01/11/2017, Cost $189,225) (b)	189,968
570,000	3.625%, 01/15/2024 (Acquired 01/11/2017, Cost $569,407) (b)	575,040
	Intel Corp.
40,000	1.700%, 05/19/2021	39,182
185,000	3.300%, 10/01/2021	192,451
75,000	4.900%, 07/29/2045	84,297
10,000	4.100%, 05/19/2046	9,998
80,000	Lam Research Corp. 2.800%, 06/15/2021	80,369

		1,481,809

	Software - 0.82%
	Microsoft Corp.
70,000	1.550%, 08/08/2021	68,253
65,000	2.375%, 02/12/2022	65,219
20,000	2.650%, 11/03/2022	20,191
15,000	3.300%, 02/06/2027	15,249
295,000	4.450%, 11/03/2045	312,105
90,000	3.700%, 08/08/2046	84,705
	Oracle Corp.
310,000	2.500%, 05/15/2022	309,362
280,000	4.300%, 07/08/2034	291,154
40,000	3.900%, 05/15/2035	39,577

		1,205,815

	Specialty Retail - 0.40%
85,000	AutoZone, Inc. 4.000%, 11/15/2020	89,451
	Home Depot, Inc.
185,000	2.700%, 04/01/2023	186,881
140,000	3.350%, 09/15/2025	144,136
80,000	5.875%, 12/16/2036	101,402
5,000	3.500%, 09/15/2056	4,378
	Lowe’s Cos., Inc.
5,000	4.375%, 09/15/2045	5,194
60,000	3.700%, 04/15/2046	55,903

		587,345

	Technology Hardware, Storage & Peripherals - 0.87%
	Apple, Inc.
470,000	2.400%, 05/03/2023	462,532
10,000	3.000%, 02/09/2024	10,095
20,000	3.350%, 02/09/2027	20,264
95,000	3.450%, 02/09/2045	84,895
5,000	3.850%, 08/04/2046	4,782
	Diamond 1 Finance Corp / Diamond 2 Finance Corp.
255,000	3.480%, 06/01/2019 (Acquired 05/17/2016, Cost $254,936) (b)	261,437
245,000	4.420%, 06/15/2021 (Acquired 05/17/2016 and 12/01/2016, Cost $250,947) (b)	256,448

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Technology Hardware, Storage & Peripherals (Continued)
	Hewlett Packard Enterprise Co.
65,000	2.850%, 10/05/2018	$65,807
110,000	3.600%, 10/15/2020 (d)	113,213

		1,279,473

	Tobacco - 0.36%
	Altria Group, Inc.
40,000	4.250%, 08/09/2042	39,146
30,000	3.875%, 09/16/2046	27,928
220,000	Philip Morris International, Inc. 2.750%, 02/25/2026 (d)	211,719
	Reynolds American, Inc.
65,000	2.300%, 06/12/2018	65,409
160,000	5.850%, 08/15/2045	188,600

		532,802

	Wireless Telecommunication Services - 0.40%
255,000	Rogers Communications, Inc. 2.900%, 11/15/2026	240,667
200,000	Sprint Spectrum Co. LLC 3.360%, 03/20/2023 (Acquired 10/20/2016, Cost $199,997) (b)	199,510
150,000	Telefonica Emisiones SAU 4.103%, 03/08/2027	151,365

		591,542

	Total Corporate Obligations (Cost $55,442,643)	56,178,993

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 0.95%
280,000	European Investment Bank 2.375%, 06/15/2022	282,699
200,000	Kuwait International Government Bond 3.500%, 03/20/2027 (Acquired 03/13/2017, Cost $198,052) (b)	202,395
100,000	Mexico Government International Bond 5.750%, 10/12/2110	100,000
230,000	Oman Government International Bond 5.375%, 03/08/2027 (Acquired 03/01/2017, Cost $229,121) (b)	240,874
325,000	Province of Ontario Canada 2.500%, 04/27/2026	317,989
240,000	Province of Quebec Canada 2.375%, 01/31/2022	241,473

	Total Foreign Government Debt Obligations (Cost $1,372,484)	1,385,430

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 31.35%
	Federal Home Loan Mortgage Corp.
49,130	Series 2590, 5.000%, 03/15/2018	49,704
786,333	Series K703, 2.699%, 05/25/2018	795,402
1,283	Pool #E9-9763 4.500%, 09/01/2018	1,315
763	Pool #E9-9764 4.500%, 09/01/2018	782
600,000	Series K705, 2.303%, 09/25/2018	605,147
893,069	Series K706, 2.323%, 10/25/2018	901,818
600,000	Series K709, 2.086%, 03/25/2019	603,807
57,222	Pool #D9-6291 4.500%, 09/01/2023	61,285
133,116	Pool #G1-3624 5.000%, 08/01/2024	142,673
218,818	Series 2329, 6.500%, 06/15/2031	247,027
109,809	Series 2338, 6.500%, 07/15/2031	128,188

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
165,301	Pool #78-0447 2.828%, 04/01/2033 (a)	$174,462
824,571	Pool #U8-9032 3.000%, 07/01/2033	835,160
1,204,404	Pool #C9-1849 3.500%, 09/01/2035	1,250,196
135	Pool #A4-3129 5.500%, 02/01/2036	151
400,000	Pool #TBA 4.000%, 05/15/2041 (e)	418,687
3,700,000	Pool #TBA 3.500%, 04/15/2042 (e)	3,784,117
634,305	Pool #U9-0688 4.000%, 05/01/2042	671,340
2,700,000	Pool #TBA 3.000%, 04/15/2043 (e)	2,675,320
776,610	Pool #G0-8635 3.000%, 04/01/2045	770,236
	Federal National Mortgage Association
248	Pool #685505 5.000%, 05/01/2018	255
256	Pool #705709 5.000%, 05/01/2018	263
86,551	Series 2014-C01, 2.582%, 01/25/2024 (a)	87,443
85,611	Series 2014-C02, 1.932%, 05/28/2024 (a)	85,692
795,580	Pool #AI4868 4.000%, 06/01/2026	838,479
704,505	Pool #AJ8325 3.000%, 12/01/2026	725,102
200,000	Pool #TBA 3.000%, 04/15/2027 (e)	205,081
200,000	Pool #TBA 3.000%, 05/15/2027 (e)	204,784
314,914	Pool #AB5907 3.000%, 08/01/2027	324,107
581,793	Pool #AL2877 3.500%, 01/01/2028	606,760
2,000,000	Pool #TBA 2.500%, 04/15/2028 (e)	2,001,094
21,616	Pool #544859 2.391%, 08/01/2029 (a)	22,007
95,369	Pool #BC4938 2.500%, 04/01/2031	95,507
162,896	Pool #786848 7.000%, 10/01/2031	188,727
98,268	Pool #MA2868 2.500%, 01/01/2032	98,479
5,114	Pool #727181 5.000%, 08/01/2033	5,663
2,602	Pool #730727 5.000%, 08/01/2033	2,882
730	Pool #741862 5.500%, 09/01/2033	820
853	Pool #766197 5.500%, 02/01/2034	956
171	Pool #776974 5.500%, 04/01/2034	194
178,675	Pool #888504 2.600%, 04/01/2034 (a)	188,156
402,103	Pool #MA1870 4.500%, 04/01/2034	433,818
8,084	Pool #775776 5.500%, 05/01/2034	9,065
158,065	Pool #802783 3.021%, 10/01/2034 (a)	166,514
6,095	Pool #781629 5.500%, 12/01/2034	6,819
7,148	Pool #822815 5.500%, 04/01/2035	8,014
6,267	Pool #357850 5.500%, 07/01/2035	7,041
3,815	Pool #820242 5.000%, 07/01/2035	4,221
1,145	Pool #838452 5.500%, 09/01/2035	1,292
7,048	Pool #865854 6.000%, 03/01/2036	8,035
9,371	Pool #891474 6.000%, 04/01/2036	10,657
8,281	Pool #906000 6.000%, 01/01/2037	9,362
74	Pool #928062 5.500%, 02/01/2037	82
159	Pool #899119 5.500%, 04/01/2037	177
230	Pool #970131 5.500%, 03/01/2038	258
219	Pool #981313 5.500%, 06/01/2038	244
169	Pool #985108 5.500%, 07/01/2038	189
55	Pool #964930 5.500%, 08/01/2038	61
105	Pool #987032 5.500%, 08/01/2038	117
120	Pool #968371 5.500%, 09/01/2038	134
56	Pool #993050 5.500%, 12/01/2038	63
25,274	Pool #993579 4.000%, 05/01/2039	26,559
5,027	Pool #AA5840 4.000%, 06/01/2039	5,284
70,963	Pool #AA8715 4.000%, 06/01/2039	75,434
259,403	Pool #AD0586 4.500%, 12/01/2039	280,700
758,000	Pool #AD4062 5.000%, 05/01/2040	830,407
641,942	Pool #AD6929 5.000%, 06/01/2040	705,285
15,201	Pool #AD9896 4.000%, 08/01/2040	16,006
18,744	Pool #AB1500 4.000%, 09/01/2040	19,733

See notes to financial statements.

GuideMark® Core Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
14,910	Pool #AD9856 4.000%, 09/01/2040	$15,678
11,165	Pool #AE2559 4.000%, 09/01/2040	11,753
4,036	Pool #AE2562 4.000%, 09/01/2040	4,244
5,538	Pool #AE2566 4.000%, 09/01/2040	5,830
35,409	Pool #AE4124 4.000%, 10/01/2040	37,227
18,726	Pool #AE4888 4.000%, 10/01/2040	19,689
30,637	Pool #AE3916 4.000%, 11/01/2040	32,226
3,899	Pool #AE5147 4.000%, 11/01/2040	4,105
48,715	Pool #AE8715 4.000%, 11/01/2040	51,293
5,576	Pool #AH0006 4.000%, 12/01/2040	5,871
15,008	Pool #AH0020 4.000%, 12/01/2040	15,803
30,567	Pool #AH0599 4.000%, 12/01/2040	32,170
10,352	Pool #AH0601 4.000%, 12/01/2040	10,901
22,349	Pool #AH1263 4.000%, 01/01/2041	23,537
86,283	Pool #AL5233 4.000%, 01/01/2041	90,599
6,670	Pool #AH4659 4.000%, 02/01/2041	7,024
93,915	Pool #AH5653 4.000%, 02/01/2041	98,902
142,196	Pool #AL0934 5.000%, 02/01/2041	155,647
201,206	Pool #AD1889 4.500%, 03/01/2041	215,993
11,585	Pool #AH6150 4.000%, 03/01/2041	12,201
121,368	Pool #AL0215 4.500%, 04/01/2041	130,708
700,000	Pool #TBA 3.500%, 04/15/2041 (e)	716,078
400,000	Pool #TBA 4.500%, 04/15/2041 (e)	428,938
108,146	Pool #AL0187 5.000%, 05/01/2041	118,323
18,731	Pool #AL0456 5.000%, 06/01/2041	20,499
683,673	Pool #AB3395 4.500%, 08/01/2041	736,380
93,086	Pool #AI8842 4.500%, 08/01/2041	100,261
42,003	Pool #AL0815 4.000%, 09/01/2041	44,670
15,014	Pool #AJ1562 4.000%, 10/01/2041	15,967
14,309	Pool #AJ1972 4.000%, 10/01/2041	15,217
790,360	Pool #AJ2212 4.500%, 10/01/2041	852,599
22,627	Pool #AJ4756 4.000%, 10/01/2041	24,062
19,169	Pool #AJ3330 4.000%, 11/01/2041	20,381
19,931	Pool #AJ4549 4.000%, 11/01/2041	21,194
14,123	Pool #AJ4698 4.000%, 11/01/2041	15,019
29,292	Pool #AJ5424 4.000%, 11/01/2041	31,148
11,843	Pool #AJ7840 4.000%, 11/01/2041	12,589
19,442	Pool #AB3995 4.000%, 12/01/2041	20,669
18,741	Pool #AI0848 4.000%, 12/01/2041	19,925
16,728	Pool #AJ4187 4.000%, 12/01/2041	17,791
20,523	Pool #AJ5736 4.000%, 12/01/2041	21,826
12,564	Pool #AJ5968 4.000%, 12/01/2041	13,236
23,770	Pool #AJ6061 4.000%, 12/01/2041	25,266
15,546	Pool #AJ7868 4.000%, 12/01/2041	16,527
34,188	Pool #AJ8104 4.000%, 12/01/2041	36,356
21,237	Pool #AJ8109 4.000%, 12/01/2041	22,582
13,810	Pool #AJ8171 4.000%, 12/01/2041	14,680
24,220	Pool #AJ8341 4.000%, 12/01/2041	25,752
37,616	Pool #AJ8436 4.000%, 12/01/2041	40,001
14,713	Pool #AJ8912 4.000%, 12/01/2041	15,627
20,572	Pool #AJ9248 4.000%, 12/01/2041	21,872
18,894	Pool #AJ2446 4.000%, 01/01/2042	19,902
22,789	Pool #AJ7538 4.000%, 01/01/2042	24,205
8,135	Pool #AJ8001 4.000%, 01/01/2042	8,564
22,095	Pool #AJ8369 4.000%, 01/01/2042	23,500
21,082	Pool #AJ9162 4.000%, 01/01/2042	22,414
115,918	Pool #AJ9330 4.000%, 01/01/2042	123,247
13,387	Pool #AJ9779 4.000%, 01/01/2042	14,144
20,604	Pool #AK0170 4.000%, 01/01/2042	21,905

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
41,012	Pool #AK0543 4.000%, 01/01/2042	$43,585
15,895	Pool #AK0563 4.000%, 01/01/2042	16,897
35,250	Pool #AK1827 4.000%, 01/01/2042	37,476
483,668	Pool #AL2752 5.000%, 03/01/2042	530,214
105,334	Pool #AB5529 4.000%, 07/01/2042	111,385
228,207	Pool #AB6228 3.500%, 09/01/2042	234,618
447,453	Pool #AQ9316 2.500%, 01/01/2043	428,671
1,256,060	Pool #AT2720 3.000%, 05/01/2043	1,252,567
930,367	Pool #AT5900 3.000%, 06/01/2043	927,679
528,869	Pool #AU1625 3.500%, 07/01/2043	544,039
870,020	Pool #AS5469 4.000%, 07/01/2045	916,742
1,678,460	Pool #AZ0832 4.000%, 07/01/2045	1,761,874
182,387	Pool #AS5597 3.500%, 08/01/2045	186,788
767,854	Pool #AS6196 3.500%, 11/01/2045	786,131
1,069,609	Pool #AS7170 3.500%, 05/01/2046	1,095,068
1,085,601	Pool #AS7242 3.500%, 05/01/2046	1,111,441
776,846	Pool #BC9468 3.000%, 06/01/2046	770,825
1,028,529	Pool #AS7492 4.000%, 07/01/2046	1,080,795
918,889	Pool #AS8299 3.000%, 11/01/2046	913,620
197,874	Pool #BD2377 4.500%, 12/01/2046	212,728
	Government National Mortgage Association
12,808	Pool #614436 5.000%, 08/15/2033	14,001
38,879	Pool #736686 5.000%, 02/15/2039	42,909
816,564	Pool #723248 5.000%, 10/15/2039	912,182
456,168	Pool #733724 4.500%, 06/15/2040	492,898
443,968	Pool #752631 4.500%, 10/20/2040	483,709
500,000	Pool #TBA 3.500%, 04/15/2041 (e)	518,080
443,324	Pool #783403 3.500%, 09/15/2041	459,979
778,288	Pool #AD8801 3.500%, 03/15/2043	811,093
357,684	Pool #AL9364 3.500%, 03/20/2045	371,923
400,000	Pool #TBA 3.500%, 04/15/2045 (e)	414,781
607,391	Pool #AQ0562X 4.000%, 12/15/2046	642,376
179,156	Pool #MA4197 4.000%, 01/20/2047	189,484
423,781	Pool #MA4264 4.500%, 02/20/2047	453,541

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $45,448,341)	45,919,655

	MUNICIPAL DEBT OBLIGATIONS - 0.48%
	California, GO,
95,000	7.550%, 04/01/2039	139,421
80,000	7.350%, 11/01/2039	112,954
75,000	7.600%, 11/01/2040	111,870
160,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, 6.899%, 12/01/2040	199,536
45,000	Illinois, GO, 5.100%, 06/01/2033	41,104
70,000	New Jersey State Turnpike Authority, Series F, Revenue Bond, 7.414%, 01/01/2040	100,772

	Total Municipal Debt Obligations (Cost $697,072)	705,657

	U.S. TREASURY OBLIGATIONS - 17.78%
	U.S. Treasury Bonds - 5.80%
2,646,773	0.125%, 07/15/2024 (f)(g)	2,624,300
3,945,000	3.125%, 11/15/2041	4,038,153
2,040,000	2.500%, 05/15/2046	1,827,075

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS (Continued)
	U.S. Treasury Notes - 11.98%
1,360,000	0.750%, 02/28/2018	$1,356,282
1,825,000	0.750%, 07/15/2019	1,801,189
975,000	1.625%, 03/15/2020	978,599
841,000	1.125%, 09/30/2021	813,668
3,405,000	2.000%, 11/15/2021	3,421,160
3,145,000	2.000%, 02/15/2022	3,158,697
2,105,000	2.375%, 08/15/2024 (d)	2,122,227
1,603,000	2.000%, 08/15/2025 (d)(g)	1,561,234
801,000	1.625%, 05/15/2026 (d)(g)	751,485
810,000	1.500%, 08/15/2026 (d)	749,535
455,000	2.000%, 11/15/2026 (d)	439,608
400,000	2.250%, 02/15/2027	394,945

	Total U.S. Treasury Obligations (Cost $26,199,930)	26,038,157

Number of Shares
	SHORT TERM INVESTMENTS - 3.48%
	Money Market Funds - 3.48%
5,098,863	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (h)	5,098,863

	Total Short Term Investments (Cost $5,098,863)	5,098,863

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 4.88%
	Investment Companies - 4.88%
7,147,649	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (h)	7,147,649

	Total Investments Purchased as Securities Lending Collateral (Cost $7,147,649)	7,147,649

	Total Investments (Cost $163,065,148) - 112.04%	164,100,701
	Liabilities in Excess of Other Assets - (12.04)%	(17,631,874)

	TOTAL NET ASSETS - 100.00%	$146,468,827

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2017.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $16,053,653, which represents 10.96% of total net assets.
(c)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $183,309, which represents 0.13% of total net assets.
(d)	All or portion of this security is on loan.
(e)	Security purchased on a when-issued basis. On March 31, 2017, the total value of investments purchased on a when-issued basis was $11,366,960 or 7.76% of total net assets.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	All or a portion of this security is held as collateral for certain swap and futures contracts.
(h)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2017

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 - Year Note Futures	(1)	$(216,453)	Jun-17	$(96)
U.S. Treasury 5 - Year Note Futures	42	4,944,516	Jun-17	10,342
U.S. Treasury 10 - Year Note Futures	(30)	(3,736,875)	Jun-17	(12,476)
U.S. Treasury Ultra 10 - Year Note Futures	8	1,071,125	Jun-17	4,153
U.S. Treasury Ultra Bond Futures	12	1,927,500	Jun-17	18,414

				$20,337

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

March 31, 2017

Reference Obligation	Implied Credit Spread at March 31, 2017(2)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.27 Index*	0.59%	1.000%	12/20/2021	Morgan Stanley	$4,030,000	$74,618	$60,439	$14,179

						$74,618	$60,439	$14,179

GuideMark® Core Fixed Income Fund

INTEREST RATE SWAPS

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	3-MO-USD-LIBOR	**	2.250%	9/21/2026	Morgan Stanley	$4,143,000	$39,973	$(181,289)	$221,262

							$39,973	$(181,289)	$221,262

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Intercontinental Exchange
**	Centrally cleared swap, clearing agent: Clearnet

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 98.11%
	Alabama - 0.38%
$100,000	The Lower Alabama Gas District, Series A, Revenue Bond,
	5.000%, 09/01/2034	$115,175

	Arizona - 2.08%
400,000	Arizona University System Board of Regents, Series A, Refunding, Revenue Bond,
	5.000%, 07/01/2028	456,612
150,000	Salt Verde Financial Corp., Revenue Bond,
	5.000%, 12/01/2037	173,947

		630,559

	Arkansas - 1.76%
500,000	University of Arkansas, Series A, Revenue Bond,
	4.125%, 11/01/2030	534,000

	California - 16.38%
500,000	California, GO,
	6.500%, 04/01/2033	553,180
400,000	California, Refunding, GO,
	5.000%, 11/01/2043	447,388
100,000	California Health Facilities Financing Authority, Series A, Revenue Bond,
	4.000%, 10/01/2047	100,471
100,000	California Municipal Finance Authority, Community Medical Centers, Series A, Refunding, Revenue Bond,
	5.000%, 02/01/2042	109,070
200,000	California Municipal Finance Authority, Mobile Home Park, Series A, Refunding, Revenue Bond,
	6.400%, 08/15/2045	218,230
	California State University, Series A, Refunding, Revenue Bond,
400,000	5.000%, 11/01/2031	462,616
100,000	5.000%, 11/01/2042	114,927
200,000	California Statewide Communities Development Authority, Prerefunded, Revenue Bond,
	6.125%, 07/01/2046	217,258
	California Statewide Communities Development Authority, Series A, Revenue Bond,
160,000	6.125%, 11/01/2033	168,560
150,000	5.250%, 12/01/2056	157,782
500,000	California Statewide Communities Development Authority, Series A, Revenue Bond, CMI Insured,
	5.000%, 08/01/2034	575,285
100,000	Golden State Tobacco Securitization Corp., Series A, Revenue Bond,
	4.000%, 06/01/2031	104,311
300,000	Golden State Tobacco Securitization Corp., Series A-1, Refunding, Revenue Bond,
	5.000%, 06/01/2024	348,927
500,000	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	542,520
300,000	San Mateo Joint Powers Financing Authority, Series A, Refunding, Revenue Bond,
	5.250%, 07/15/2025	331,179

Principal Amount		Value
	California (Continued)
$250,000	Southern California Public Power Authority, Revenue Bond,
	5.250%, 07/01/2028	$287,135
200,000	University of California, Series G, Refunding, Revenue Bond,
	5.000%, 05/15/2037	227,550

		4,966,389

	Colorado - 3.57%
350,000	Castle Pines North Metropolitan District, Refunding, Revenue Bond,
	4.000%, 12/01/2044	361,245
130,000	Colorado Health Facilities Authority, Revenue Bond,
	8.000%, 08/01/2043	144,749
500,000	Regional Transportation District, Series A, Revenue Bond,
	5.000%, 11/01/2027	575,580

		1,081,574

	Connecticut - 1.73%
500,000	Connecticut Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond,
	5.000%, 07/01/2025	524,685

	Florida - 3.64%
300,000	Brevard County Health Facilities Authority, Prerefunded, Revenue Bond,
	7.000%, 04/01/2039	334,473
225,000	Miami-Dade County Educational Facilities, Series A, Refunding, Revenue Bond,
	5.000%, 04/01/2040	246,047
430,000	Miami-Dade County Health Facilities, Series A, Refunding, Revenue Bond,
	5.250%, 08/01/2021	463,845
40,000	Palm Beach County Florida Health Facilities Authority, Series A, Refunding, Revenue Bond,
	7.500%, 06/01/2049	46,542
10,000	Palm Beach County Florida Health Facilities Authority, Series A, Revenue Bond,
	7.250%, 06/01/2034	11,556

		1,102,463

	Georgia - 1.92%
300,000	Atlanta Water & Wastewater, Refunding, Revenue Bond,
	5.000%, 11/01/2040	338,595
125,000	Atlanta Water & Wastewater, Series A, Prerefunded, Revenue Bond,
	6.250%, 11/01/2039	140,975
100,000	Marietta Development Authority, Revenue Bond,
	7.000%, 06/15/2039	102,281

		581,851

	Hawaii - 0.96%
250,000	Hawaii, Series A, Revenue Bond,
	5.000%, 01/01/2033	290,065

	Illinois - 5.18%
65,000	Chicago, Series A, Refunding, GO,
	5.250%, 01/01/2029	64,545
70,000	Chicago Waterworks, Revenue Bond,
	5.000%, 11/01/2028	78,054

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Illinois (Continued)
$225,000	Illinois Finance Authority, Prerefunded, Revenue Bond,
	7.000%, 08/15/2044	$255,060
200,000	Illinois Toll Highway Authority, Series D, Refunding, Revenue Bond,
	5.000%, 01/01/2025	235,746
100,000	O’Hare International Airport, Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2032	112,030
150,000	O’Hare International Airport, Series D, Refunding, Revenue Bond,
	5.250%, 01/01/2030	170,459
500,000	Railsplitter Tobacco Settlement Authority, Revenue Bond,
	6.250%, 06/01/2024	501,165
120,000	Southwestern Illinois Development Authority Health Care Facilities, Refunding, Revenue Bond,
	7.125%, 11/01/2043	152,358

		1,569,417

	Indiana - 4.06%
500,000	Fishers Industry Redevelopment District, Revenue Bond,
	5.250%, 07/15/2034	550,525
100,000	Indiana Health Facility Financing Authority, Series 2001A-1, Revenue Bond,
	5.000%, 11/15/2034	112,969
250,000	Indiana Municipal Power Agency, Series A, Refunding, Revenue Bond,
	5.250%, 01/01/2032	288,853
125,000	Shoals Exempt Facilities, Revenue Bond,
	7.250%, 11/01/2043	142,156
115,000	Valparaiso Exempt Facilities, Revenue Bond,
	7.000%, 01/01/2044	135,640

		1,230,143

	Kansas - 1.94%
500,000	Kansas Department of Transportation Highway Revenue, Series A, Revenue Bond,
	5.000%, 09/01/2029	587,340

	Kentucky - 0.33%
100,000	Kentucky Public Transportation Infrastructure Authority, Series A, Revenue Bond,
	5.000%, 07/01/2017	100,809

	Louisiana - 2.03%
200,000	Louisiana Highway Improvement, Series A, Revenue Bond,
	5.000%, 06/15/2029	231,162
360,000	Louisiana State Citizens Property Insurance Corp., Prerefunded, Revenue Bond, AGC Insured,
	6.750%, 06/01/2026	383,933

		615,095

	Maryland - 0.69%
200,000	Westminster Project Revenue, Lutheran Village at Miller’s Grant, Series A, Revenue Bond,
	6.000%, 07/01/2034	210,146

Principal Amount		Value
	Massachusetts - 0.67%
$190,000	Massachusetts Development Finance Agency, Series A, Prerefunded, Revenue Bond,
	5.500%, 11/15/2036	$203,724

	Michigan - 0.72%
100,000	Michigan Finance Authority, Revenue Bond,
	5.000%, 11/15/2041	107,910
100,000	Royal Oak Hospital Finance Authority, Series D, Refunding, Revenue Bond,
	5.000%, 09/01/2033	109,642

		217,552

	Minnesota - 2.99%
100,000	Apple Valley Senior Living, Series D, Revenue Bond,
	7.250%, 01/01/2052	99,356
160,000	Minneapolis-St. Paul Metropolitan Airports Commission, Series A, Refunding, Revenue Bond,
	5.000%, 01/01/2030	183,803
100,000	Minnesota, Series A, GO,
	5.000%, 08/01/2023	118,973
150,000	Rochester Health Care & Housing Facility, Series A, Refunding, Revenue Bond,
	6.875%, 12/01/2048	168,632
300,000	Rochester Health Care Facilities Mayo Clinic, Series C, Revenue Bond,
	4.500%, 11/15/2038 (a)	337,383

		908,147

	Missouri - 1.27%
350,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	385,907

	Nebraska - 2.36%
130,000	Douglas County Hospital Authority No. 3, Refunding, Revenue Bond,
	5.000%, 11/01/2024	149,582
500,000	Omaha Public Power District, Series B, Prerefunded, Revenue Bond,
	5.000%, 02/01/2027	566,555

		716,137

	New Hampshire - 0.43%
120,000	New Hampshire Health & Educational Facilities Authority, Refunding, Revenue Bond,
	5.000%, 07/01/2027	129,976

	New Jersey - 0.83%
150,000	New Jersey Economic Development Authority, Refunding, Revenue Bond,
	5.250%, 06/15/2030	155,237
100,000	Tobacco Settlement Financing Corp., Series 1A, Refunding, Revenue Bond,
	5.000%, 06/01/2041	97,529

		252,766

	New York - 10.48%
325,000	Brooklyn Arena Local Development Corp., Prerefunded, Revenue Bond,
	6.500%, 07/15/2030	372,008
200,000	New York, Series E, GO,
	4.000%, 12/15/2027	217,366

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	New York (Continued)
$270,000	New York City, Series I, Unrefunded, GO,
	5.375%, 04/01/2036	$291,254
40,000	New York City Industrial Development Agency, Series A, Refunding, Revenue Bond,
	5.000%, 07/01/2022	44,197
325,000	New York Dormitory Authority, Prerefunded, Revenue Bond,
	6.125%, 12/01/2029	351,995
100,000	New York Dormitory Authority, Refunding, Revenue Bond,
	5.000%, 12/01/2035	106,980
250,000	New York Dormitory Authority, Series B, Refunding, Revenue Bond,
	5.000%, 07/01/2038	283,920
250,000	New York Environmental Facilities Corp., Series A, Revenue Bond,
	5.000%, 06/15/2034	269,265
500,000	New York Environmental Facilities Corp., Series B, Revenue Bond,
	5.500%, 10/15/2027	638,675
175,000	New York Liberty Development Corp., Refunding, Revenue Bond,
	5.250%, 10/01/2035	210,563
100,000	New York Transportation Development Corp., Series A, Revenue Bond,
	5.250%, 01/01/2050	107,523
250,000	Port Authority of New York and New Jersey, Refunding, Revenue Bond,
	5.000%, 10/15/2041	282,158

		3,175,904

	North Carolina - 1.23%
320,000	North Carolina Eastern Municipal Power Agency Power Systems, Series A, Prerefunded, Revenue Bond,
	5.000%, 01/01/2025	372,358

	Ohio - 3.46%
500,000	Buckeye Tobacco Settlement Financial Authority, Series A, Revenue Bond,
	5.875%, 06/01/2047	479,215
500,000	Ohio Higher Education Facilities Commission, Refunding, Revenue Bond,
	5.000%, 01/01/2026	571,130

		1,050,345

	Pennsylvania - 3.41%
350,000	Butler County Hospital Authority, Prerefunded, Revenue Bond,
	7.125%, 07/01/2029	394,999
250,000	Delaware Valley Pennsylvania Regional Finance Authority, Series A, Revenue Bond, AMBAC Insured,
	5.500%, 08/01/2028	298,205
100,000	Lancaster County Hospital Authority, Refunding, Revenue Bond,
	5.000%, 08/15/2033	112,903

Principal Amount		Value
	Pennsylvania (Continued)
$200,000	Pennsylvania Higher Educational Facilities Authority, Prerefunded, Revenue Bond,
	5.800%, 07/01/2030	$228,108

		1,034,215

	South Carolina - 1.53%
400,000	Charleston Educational Excellence Financing Corp., Refunding, Revenue Bond,
	5.000%, 12/01/2025	462,808

	South Dakota - 0.36%
100,000	South Dakota Educational Enhancement Funding Corp. Tobaccos Settlement, Series B, Refunding, Revenue Bond,
	5.000%, 06/01/2026	110,687

	Texas - 10.50%
200,000	Central Texas Regional Mobility Authority, Series A, Prerefunded, Revenue Bond,
	6.000%, 01/01/2041	232,282
100,000	Central Texas Turnpike System, Series C, Refunding, Revenue Bond,
	5.000%, 08/15/2029	112,136
200,000	Dallas-Fort Worth International Airport, Series B, Revenue Bond,
	5.000%, 11/01/2026	228,536
515,000	Frisco Texas Independent School District, Series A, GO, PSF-GTD Insured,
	6.000%, 08/15/2038	548,918
150,000	Harris County Industrial Development, Revenue Bond,
	5.000%, 02/01/2023	161,335
200,000	New Hope Cultural Education Facilities Corp., Series A-1, Revenue Bond,
	5.000%, 07/01/2046	216,596
350,000	North Texas Tollway Authority, Series A, Refunding, Revenue Bond,
	4.000%, 01/01/2038	351,141
100,000	North Texas Tollway Authority, Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2029	115,208
150,000	San Antonio Water System, Series A, Refunding, Revenue Bond,
	5.000%, 05/15/2037	173,162
300,000	Texas A & M Permanent University Fund, Series A, Revenue Bond,
	5.250%, 07/01/2030	356,646
	Texas Private Activity Surface Transportation Corp., Revenue Bond,
200,000	7.500%, 12/31/2031	228,418
200,000	7.500%, 06/30/2033	231,364
85,000	7.000%, 12/31/2038	97,113
115,000	6.750%, 06/30/2043	129,119

		3,181,974

	Utah - 2.26%
100,000	Salt Lake City Corp. Airport, Series B, Revenue Bond,
	5.000%, 07/01/2042	113,918
500,000	Utah Associated Municipal Power Systems San Juan Project, Refunding, Revenue Bond,
	5.500%, 06/01/2022	571,800

		685,718

See notes to financial statements.

GuideMark® Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Virginia - 1.71%
$400,000	Virginia College Building Authority Educational Facilities, Revenue Bond,
	5.750%, 01/01/2034	$519,556

	Washington - 2.10%
325,000	Central Puget Sound Regional Transit Authority, Series P-1, Refunding, Revenue Bond,
	5.000%, 02/01/2027	372,336
250,000	Washington Health Care Facilities Authority, Refunding, Revenue Bond,
	6.375%, 10/01/2036	263,995

		636,331

	Wisconsin - 5.15%
500,000	Wisconsin, Series 2, Refunding, GO,
	5.000%, 05/01/2025	576,700
50,000	Wisconsin, Series A, Prerefunded, Revenue Bond,
	6.000%, 05/01/2033	54,951
450,000	Wisconsin, Series A, Unrefunded, Revenue Bond,
	6.000%, 05/01/2033	493,781
100,000	Wisconsin Health & Educational Facilities Authority, Refunding, Revenue Bond,
	5.000%, 05/01/2025	109,651
	Wisconsin Public Finance Authority, Refunding, Revenue Bond,
165,000	5.000%, 07/01/2022	175,372
150,000	5.750%, 10/01/2031	150,979

		1,561,434

	Total Municipal Debt Obligations (Cost $27,929,344)	29,745,250

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.85%
	Money Market Funds - 1.85%
559,642	Treasury Obligations Portfolio - Institutional Shares Effective Yield, 0.50% (b)	$559,642

	Total Short Term Investments (Cost $559,642)	559,642

	Total Investments (Cost $28,488,986) - 99.96%	30,304,892
	Other Assets in Excess of Liabilities - 0.04%	12,369

	TOTAL NET ASSETS - 100.00%	$30,317,261

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2017.
(b)	Seven-day yield as of March 31, 2017.

Glossary of Terms

AGC	Assured Guaranty Corp.
AMBAC	Ambac Financial Group, Inc.
CMI	California Mortgage Insurance
GO	General Obligation
PSF-GTD	Texas Permanent School Fund

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS - 18.49%
844,226	Alternative Loan Trust Series 2007-15CB, 6.000%, 07/25/2037	$750,419
833,873	Banc of America Funding Corp. Series 2007-3, 5.831%, 04/25/2037 (a)	722,357
831,150	Chase Mortgage Finance Trust Series 2007-S3, 6.000%, 05/25/2037	657,268
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
316,969	Series 2006-9, 6.000%, 11/25/2036	308,350
426,296	Series 2007-1, 6.000%, 02/25/2037	364,482
399,075	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, 3.376%, 02/25/2036 (a)	325,493
402,797	First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, 6.250%, 08/25/2037	321,204
437,124	First Horizon Mortgage Pass-Through Trust Series 2007-4, 6.000%, 08/25/2037	365,245
	GSR Mortgage Loan Trust
720,853	Series 2006-9F, 6.500%, 10/25/2036	604,346
321,627	Series 2007-4F, 6.000%, 07/25/2037	290,556
586,187	IndyMac IMJA Mortgage Loan Trust Series 2007-A3, 6.250%, 11/25/2037	470,665
441,430	IndyMac INDX Mortgage Loan Trust Series 2005-AR1, 3.182%, 03/25/2035 (a)	442,397
	JP Morgan Chase Commercial Mortgage Securities Trust
6,473,258	Series 2012-C8, 1.930%, 10/17/2045 (a)(g)	490,897
23,711	Series 2007-LDP10, 5.464%, 01/15/2049 (a)	23,692
540,528	Lehman Mortgage Trust Series 2006-2, 5.750%, 04/25/2036	546,961
486,923	MASTR Adjustable Rate Mortgages Trust Series 2006-2, 3.215%, 01/25/2036 (a)	483,010
	Morgan Stanley Mortgage Loan Trust
943,863	Series 2005-10, 6.000%, 12/25/2035	744,138
704,639	Series 2007-12, 6.250%, 08/25/2037	609,025
	Residential Asset Securitization Trust
807,356	Series 2007-A2, 6.000%, 04/25/2037	711,662
623,081	Series 2007-A6, 6.000%, 06/25/2037	567,599
964,737	Series 2007-A7, 6.000%, 07/25/2037	657,183
893,296	Sequoia Mortgage Trust Series 2013-3, 2.500%, 03/25/2043 (a)	859,015
949,607	TBW Mortgage-Backed Trust Series 2006-6, 5.630%, 01/25/2037 (a)	569,515
234,691	Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-5, 6.000%, 07/25/2036	202,352
276,036	Wells Fargo Alternative Loan Trust Series 2007-PA1, 6.000%, 03/25/2037	245,578

	Total Collateralized Mortgage Obligations (Cost $13,841,307)	12,333,409

Number of Shares
	COMMON STOCKS - 0.01%
	Metals & Mining - 0.00%
12,305,675	K2016470219 - Class A (b)(c)(f)	0
1,336,186	K2016470219 - Class B (b)(c)(f)	0

		0

Number of Shares		Value
	Transportation - 0.01%
22	CEVA Holdings LLC (b)(c)	$4,486

	Total Common Stocks (Cost $29,791)	4,486

Principal Amount
	CONVERTIBLE OBLIGATIONS - 1.25%
	Metals & Mining - 1.25%
780,000	B2Gold Corp. 3.250%, 10/01/2018	833,633

	Total Convertible Obligations (Cost $780,000)	833,633

	CORPORATE OBLIGATIONS - 0.56%
	Specialty Retail - 0.56%
	K2016470219 South Africa, Ltd.
907,612	0.000% Cash or 3.000% PIK, 12/31/2022 (Acquired 02/01/2017, Cost $1,113,684) (d)	116,492
155,835	0.000% Cash or 8.000% PIK, 12/31/2022 (Acquired 12/30/2016, Cost $862,073) (d)	62,239
143,046	K2016470260 South Africa, Ltd. 0.000% Cash or 25.000% PIK, 12/31/2022 (Acquired 02/01/2017, Cost $143,046) (d)	197,582

		376,313

	Total Corporate Obligations (Cost $2,118,803)	376,313

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 47.19%
	Argentine Bonos del Tesoro
5,738,000	18.200%, 10/03/2021	400,868
1,743,900	16.000%, 10/17/2023	128,632
30,130,100	15.500%, 10/17/2026	2,212,641
	Brazil Letras do Tesouro Nacional
18,000,000	9.538%, 01/01/2019 (e)	4,912,425
334,000	9.865%, 07/01/2020 (e)	78,863
	Brazil Notas do Tesouro Nacional - Serie F
2,065,000	9.839%, 01/01/2021 (e)	680,950
120,000	10.000%, 01/01/2023	39,452
70,000	10.000%, 01/01/2025	22,943
160,000,000	Colombia Government International Bond
	7.750%, 04/14/2021	59,259
	Colombian TES
583,000,000	10.000%, 07/24/2024	243,727
296,500,000	7.500%, 08/26/2026	109,334
342,500,000	6.000%, 04/28/2028	112,635
4,455,000,000	7.750%, 09/18/2030	1,682,407
	Ghana Government Bond
30,000	25.480%, 04/24/2017	6,997
50,000	26.000%, 06/05/2017	11,779
520,000	25.400%, 07/31/2017	123,982
1,610,000	23.230%, 02/19/2018	387,137
150,000	22.490%, 04/23/2018	36,023
1,810,000	23.470%, 05/21/2018	439,326
990,000	19.040%, 09/24/2018	229,644
99,000	24.500%, 10/22/2018	24,338
50,000	24.500%, 06/21/2021	13,352
250,000	24.750%, 07/19/2021	67,273
	Ghana Treasury Note
170,000	22.500%, 12/10/2018	40,712
340,000	21.000%, 01/07/2019	80,213

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
90,000,000	India Government Bond 8.130%, 09/21/2022	$1,465,224
	Indonesia Treasury Bond
232,000,000	7.875%, 04/15/2019	17,837
209,000,000	12.800%, 06/15/2021	19,009
218,000,000	8.250%, 07/15/2021	17,218
209,000,000	7.000%, 05/15/2022	15,818
37,000,000	12.900%, 06/15/2022	3,491
104,000,000	10.250%, 07/15/2022	9,010
78,000,000	5.625%, 05/15/2023	5,491
15,288,000,000	8.375%, 03/15/2024	1,224,043
41,591,000,000	8.375%, 09/15/2026	3,397,381
937,000,000	7.000%, 05/15/2027	70,316
606,000,000	9.000%, 03/15/2029	50,533
140,000,000	10.500%, 08/15/2030	13,133
1,689,000,000	8.750%, 05/15/2031	140,850
7,580,000,000	8.375%, 03/15/2034	604,102
469,600,000	Korea Monetary Stabilization Bond 1.560%, 10/02/2017	420,285
	Korea Treasury Bond
1,300,400,000	2.000%, 12/10/2017	1,167,488
437,200,000	1.500%, 06/10/2019	390,077
98,700,000	1.375%, 09/10/2021	86,688
	Mexican Bonos
501,000	4.750%, 06/14/2018	2,622,602
27,100	8.500%, 12/13/2018	148,957
378,200	5.000%, 12/11/2019	1,936,688
	Mexican Udibonos
25,245	3.500%, 12/14/2017 (h)	134,924
15,170	4.000%, 06/13/2019 (h)	82,733
12,536	2.500%, 12/10/2020 (h)	65,433
	Philippine Government Bond
70,000	2.875%, 05/22/2017	1,396
1,990,000	2.125%, 05/23/2018	39,256
64,400,000	3.875%, 11/22/2019	1,276,311
15,690,000	3.375%, 08/20/2020	305,394
802,000	Portugal Government International Bond 5.125%, 10/15/2024 (Acquired 07/02/2014, Cost $795,752) (d)	779,037
	Republic of South Africa Government Bond
2,206,000	10.500%, 12/21/2026	181,972
1,707,000	8.000%, 01/31/2030	115,568
390,000	7.000%, 02/28/2031	23,959
1,154,000	8.250%, 03/31/2032	78,123
1,119,000	8.875%, 02/28/2035	78,602
237,000	6.250%, 03/31/2036	12,587
220,000	8.500%, 01/31/2037	14,716
	Serbia Treasury Bonds
38,510,000	10.000%, 08/21/2019	371,466
5,860,000	10.000%, 09/11/2021	59,871
62,780,000	10.000%, 02/05/2022	648,009
	Ukraine Government International Bond
265,000	7.750%, 09/01/2025 (Acquired 04/15/2011 through 02/06/2014, Cost $273,520) (d)	245,785
359,000	7.750%, 09/01/2026 (Acquired 04/05/2011 through 07/29/2013, Cost $381,711) (d)	330,379

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
259,000	7.750%, 09/01/2027 (Acquired 04/11/2011 through 07/29/2013, Cost $264,768) (d)	$238,153
1,120,000	2.661%, 05/31/2040 (Acquired 04/05/2011 through 02/06/2014, Cost $643,978) (a)(d)(e)	419,440

	Total Foreign Government Debt Obligations (Cost $29,829,190)	31,474,267

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 12.55%
	Federal Home Loan Mortgage Corp.
697,000	Pool #4050, 3.500%, 05/15/2032	717,728
1,015,301	Pool #4062, 3.500%, 06/15/2042	1,011,649
775,996	Pool #4171, 3.000%, 02/15/2043	725,444
1,213,199	Pool #4413, 3.500%, 11/15/2044	1,221,733
	Federal National Mortgage Association
751,692	Pool #1201, 3.500%, 10/01/2032	785,243
417,441	Pool #2005-56, 6.000%, 08/25/2033 (a)	457,705
131,350	Pool #2011-113, 4.000%, 03/25/2040	133,609
682,865	Pool #2012-63, 2.000%, 08/25/2040	684,020
1,382,822	Pool #2014-95, 3.000%, 04/25/2041	1,404,230
	Government National Mortgage Association
836,758	Pool #2010-62, 4.772%, 05/20/2040 (a)(g)	126,204
853,842	Pool #2011-72, 4.402%, 05/20/2041 (a)(g)	115,579
700,000	Pool #2012-40, 4.000%, 01/20/2042	743,192
1,700,970	Pool #2013-113, 5.272%, 03/20/2043 (a)(g)	245,759

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $8,213,976)	8,372,095

Number of Shares
	PREFERRED STOCKS - 0.02%
	Transportation - 0.02%
49	CEVA Holdings LLC (b)(c)	12,138

	Total Preferred Stocks (Cost $64,483)	12,138

	WARRANTS - 0.00%
	Textiles, Apparel & Luxury Goods - 0.00%
	Edcon Holdings, Ltd.
361	F - Expiration: December, 2049 (b)(c)(f)	0
6,464,770	F1 - Expiration: December, 2049 (b)(c)(f)	0
523,517	F2 - Expiration: December, 2049 (b)(c)(f)	0

	Total Warrants (Cost $0)	0

Principal Amount
	SHORT TERM INVESTMENTS - 11.04%
	Foreign Government Debt Obligation - 2.34%
8,910,000	Philippine Treasury Bill 2.705%, 09/27/2017 (e)	175,177
	Mexico Cetes
344,150	7.058%, 05/25/2017 (e)	182,568
91,720	6.509%, 06/01/2017 (e)	48,441
329,370	6.895%, 07/06/2017 (e)	172,819
563,800	6.564%, 07/20/2017 (e)	295,044
112,280	6.472%, 08/17/2017 (e)	58,473

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2017

Principal Amount		Value
	SHORT TERM INVESTMENTS (Continued)
	Foreign Government Debt Obligation (Continued)
10,180	6.572%, 08/31/2017 (e)	$5,286
570,620	6.854%, 09/14/2017 (e)	295,449
643,730	6.553%, 11/09/2017 (e)	329,875

		1,563,132

Number of Shares
	Money Market Funds - 8.32%
5,547,102	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (i)	5,547,102

Principal Amount
	U.S. Government Agency Issue - 0.38%
255,000	Federal Home Loan Bank Discount Note 0.450%, 04/03/2017 (e)	254,994

	Total Short Term Investments (Cost $7,345,312)	7,365,228

	Total Investments (Cost $62,222,862) - 91.11%	60,771,569
	Other Assets in Excess of Liabilities - 8.89%	5,930,139

	TOTAL NET ASSETS - 100.00%	$66,701,708

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2017.
(b)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $16,624, which represents 0.02% of total net assets.
(c)	Non-income producing.
(d)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $2,389,107, which represents 3.58% of total net assets.
(e)	Zero coupon bond. The effective yield is listed.
(f)	As of March 31, 2017, the Valuation Committee has fair valued these securities. The value of these securities total $0, which represents 0.00% of total net assets.
(g)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2017. The securities are liquid and the value of these securities total $978,439 which represents 1.47% of total net assets.
(h)	Represents an inflation protected security.
(i)	Seven-day yield as of March 31, 2017.

Glossary of Terms

PIK	Payment-in-Kind

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2017

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
9/27/2017	Citibank	Brazilian Real	3,300,000	Euro	930,757	$11,154
4/17/2017	Deutsche Bank	Chilean Peso	164,147,000	U.S. Dollars	244,813	3,727
4/20/2017	Deutsche Bank	Chilean Peso	162,131,000	U.S. Dollars	244,449	1,001
4/24/2017	Deutsche Bank	Chilean Peso	166,162,750	U.S. Dollars	251,762	(259)
5/18/2017	Deutsche Bank	Chilean Peso	164,146,750	U.S. Dollars	254,136	(5,962)
4/3/2017	Deutsche Bank	Euro	65,866	U.S. Dollars	70,318	(44)
4/13/2017	Barclays	Ghanaian Cedi	484,117	U.S. Dollars	102,828	8,842
4/25/2017	JP Morgan Chase	Indian Rupee	96,000,000	Euro	1,292,773	92,593
4/7/2017	JP Morgan Chase	Japanese Yen	253,557,611	Malaysian Ringgit	9,974,729	24,784
4/17/2017	Deutsche Bank	Japanese Yen	266,043,000	U.S. Dollars	2,337,237	54,011
4/18/2017	HSBC	Malaysian Ringgit	1,652,011	Euro	352,234	(3,032)
4/7/2017	JP Morgan Chase	Malaysian Ringgit	9,974,729	Japanese Yen	244,982,635	52,257
4/18/2017	Citibank	Mexican Peso	46,884,480	Euro	2,250,892	94,046
7/13/2017	Citibank	Mexican Peso	7,476,600	Euro	310,426	60,111
1/16/2018	Citibank	Mexican Peso	9,384,000	Euro	377,663	70,500
4/25/2017	HSBC	South Korean Won	1,099,000,000	U.S. Dollars	939,662	43,413
4/26/2017	HSBC	South Korean Won	306,000,000	U.S. Dollars	278,220	(4,494)
5/15/2017	JP Morgan Chase	U.S. Dollars	901,270	Australian Dollar	1,178,000	2,018
5/22/2017	Citibank	U.S. Dollars	283,094	Australian Dollar	370,000	685
6/13/2017	Citibank	U.S. Dollars	495,994	Australian Dollar	654,000	(2,973)
6/13/2017	JP Morgan Chase	U.S. Dollars	741,023	Australian Dollar	982,000	(8,189)
6/20/2017	JP Morgan Chase	U.S. Dollars	2,611,588	Australian Dollar	3,399,000	18,683
4/3/2017	Deutsche Bank	U.S. Dollars	69,950	Euro	65,866	(325)
4/10/2017	Bank of America	U.S. Dollars	460,687	Euro	434,000	(2,505)
4/13/2017	Citibank	U.S. Dollars	70,523	Euro	66,790	(769)
4/21/2017	Barclays	U.S. Dollars	343,578	Euro	319,000	2,950
4/24/2017	Deutsche Bank	U.S. Dollars	443,908	Euro	413,923	1,860
4/27/2017	Goldman Sachs	U.S. Dollars	197,428	Euro	183,000	1,967
4/28/2017	Deutsche Bank	U.S. Dollars	717,623	Euro	667,597	4,535
4/28/2017	HSBC	U.S. Dollars	36,687	Euro	34,118	245
5/2/2017	JP Morgan Chase	U.S. Dollars	281,235	Euro	263,000	260
5/8/2017	Barclays	U.S. Dollars	219,622	Euro	204,000	1,615
5/8/2017	Deutsche Bank	U.S. Dollars	460,600	Euro	424,000	7,487
5/8/2017	Goldman Sachs	U.S. Dollars	601,795	Euro	559,081	4,326
5/15/2017	Deutsche Bank	U.S. Dollars	1,114,701	Euro	1,045,000	(2,438)
5/16/2017	Deutsche Bank	U.S. Dollars	34,087	Euro	32,000	(124)
5/22/2017	Deutsche Bank	U.S. Dollars	191,056	Euro	179,000	(368)
5/22/2017	JP Morgan Chase	U.S. Dollars	378,559	Euro	354,000	(10)
6/8/2017	Bank of America	U.S. Dollars	461,917	Euro	434,000	(2,610)
6/14/2017	Morgan Stanley	U.S. Dollars	94,608	Euro	88,500	(147)
6/15/2017	Citibank	U.S. Dollars	234,187	Euro	218,594	131
6/19/2017	UBS	U.S. Dollars	217,170	Euro	203,500	(771)
6/30/2017	Barclays	U.S. Dollars	671,922	Euro	623,917	3,342
7/5/2017	Deutsche Bank	U.S. Dollars	70,631	Euro	65,866	32
4/17/2017	Deutsche Bank	U.S. Dollars	5,059,971	Japanese Yen	520,185,270	384,441
4/18/2017	Bank of America	U.S. Dollars	279,236	Japanese Yen	30,030,000	9,309
4/21/2017	JP Morgan Chase	U.S. Dollars	358,025	Japanese Yen	38,610,000	10,931
4/24/2017	Barclays	U.S. Dollars	190,082	Japanese Yen	19,600,000	13,860
6/2/2017	Deutsche Bank	U.S. Dollars	739,302	Japanese Yen	80,680,000	12,864
6/5/2017	JP Morgan Chase	U.S. Dollars	318,804	Japanese Yen	34,284,478	10,064
6/8/2017	Citibank	U.S. Dollars	243,454	Japanese Yen	25,700,000	11,987
6/9/2017	HSBC	U.S. Dollars	340,708	Japanese Yen	38,500,000	(6,060)
6/13/2017	HSBC	U.S. Dollars	416,499	Japanese Yen	47,460,000	(11,054)
6/16/2017	HSBC	U.S. Dollars	778,947	Japanese Yen	88,800,000	(21,139)
6/16/2017	JP Morgan Chase	U.S. Dollars	177,367	Japanese Yen	18,500,000	10,682
6/19/2017	Deutsche Bank	U.S. Dollars	848,933	Japanese Yen	88,660,000	49,994
6/20/2017	Citibank	U.S. Dollars	568,895	Japanese Yen	58,390,000	42,702
6/22/2017	Deutsche Bank	U.S. Dollars	863,000	Japanese Yen	88,820,000	62,504
7/11/2017	Barclays	U.S. Dollars	386,416	Japanese Yen	44,560,000	(15,551)

See notes to financial statements.

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2017

Forward expiration date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
7/11/2017	Goldman Sachs	U.S. Dollars	170,903	Japanese Yen	19,732,000	$(7,095)
7/13/2017	Barclays	U.S. Dollars	597,893	Japanese Yen	68,630,000	(21,263)
7/14/2017	JP Morgan Chase	U.S. Dollars	435,985	Japanese Yen	44,610,000	33,510
7/25/2017	Citibank	U.S. Dollars	347,754	Japanese Yen	36,309,000	19,999
7/25/2017	JP Morgan Chase	U.S. Dollars	498,400	Japanese Yen	56,000,000	(7,103)
7/27/2017	JP Morgan Chase	U.S. Dollars	173,603	Japanese Yen	19,500,000	(2,437)
8/2/2017	JP Morgan Chase	U.S. Dollars	1,773,993	Japanese Yen	200,000,000	(32,067)
8/14/2017	Citibank	U.S. Dollars	104,590	Japanese Yen	11,770,000	(1,758)
8/16/2017	Goldman Sachs	U.S. Dollars	105,302	Japanese Yen	11,840,000	(1,689)
8/16/2017	JP Morgan Chase	U.S. Dollars	368,653	Japanese Yen	41,463,000	(6,022)
8/28/2017	Barclays	U.S. Dollars	52,851	Japanese Yen	5,910,000	(585)
8/31/2017	Barclays	U.S. Dollars	106,064	Japanese Yen	11,810,000	(733)
9/1/2017	Deutsche Bank	U.S. Dollars	35,399	Japanese Yen	3,936,000	(196)
9/11/2017	Barclays	U.S. Dollars	284,346	Japanese Yen	32,151,400	(6,549)
9/13/2017	Deutsche Bank	U.S. Dollars	138,065	Japanese Yen	15,700,000	(3,997)
9/21/2017	Barclays	U.S. Dollars	334,544	Japanese Yen	37,430,000	(4,273)
9/25/2017	Barclays	U.S. Dollars	164,320	Japanese Yen	18,110,000	357
10/11/2017	Deutsche Bank	U.S. Dollars	1,095,277	Japanese Yen	111,608,750	83,898
11/14/2017	Citibank	U.S. Dollars	105,103	Japanese Yen	11,770,000	(1,761)
12/12/2017	Citibank	U.S. Dollars	517,769	Japanese Yen	57,980,000	(9,492)
12/13/2017	JP Morgan Chase	U.S. Dollars	389,732	Japanese Yen	43,970,000	(10,146)
2/14/2018	Citibank	U.S. Dollars	106,494	Japanese Yen	11,860,000	(1,753)
2/16/2018	HSBC	U.S. Dollars	160,108	Japanese Yen	17,820,000	(2,556)
3/22/2018	Deutsche Bank	U.S. Dollars	160,517	Japanese Yen	17,733,000	(1,667)
3/23/2018	Citibank	U.S. Dollars	322,667	Japanese Yen	35,670,000	(3,587)
4/25/2017	HSBC	U.S. Dollars	964,162	South Korean Won	1,099,000,000	(18,912)
4/26/2017	HSBC	U.S. Dollars	267,027	South Korean Won	306,000,000	(6,698)
5/25/2017	HSBC	U.S. Dollars	703,291	South Korean Won	827,000,000	(36,715)
6/2/2017	HSBC	U.S. Dollars	853,231	South Korean Won	997,000,000	(38,971)
8/21/2017	Citibank	U.S. Dollars	1,310,385	South Korean Won	1,495,280,000	(29,353)
9/7/2017	Goldman Sachs	U.S. Dollars	916,037	South Korean Won	1,037,000,000	(13,359)
9/27/2017	HSBC	U.S. Dollars	735,347	South Korean Won	823,000,000	(2,505)

						$961,611

GuideMark® Opportunistic Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

INTEREST RATE SWAPS

March 31, 2017

Pay/Receive Floating Rate	Floating Rate Index		Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR		3.018%	8/22/2023	JP Morgan Chase	3,990,000	$(203,625)	$0	$(203,625)
Receive	3-MO-USD-LIBOR	**	1.914%	1/22/2025	Citibank	490,000	12,527	0	12,527
Receive	3-MO-USD-LIBOR	**	1.973%	1/27/2025	Citibank	360,000	7,691	0	7,691
Receive	3-MO-USD-LIBOR	**	1.942%	1/30/2025	Citibank	80,000	1,892	0	1,892
Receive	3-MO-USD-LIBOR	**	1.817%	2/3/2025	Citibank	120,000	3,950	0	3,950
Receive	3-MO-USD-LIBOR	*	1.978%	3/27/2025	Citibank	1,200,000	26,440	0	26,440
Receive	3-MO-USD-LIBOR		3.848%	8/22/2043	JP Morgan Chase	4,170,000	(1,000,280)	0	(1,000,280)

							$(1,151,405)	$0	$(1,151,405)

*	Centrally cleared swap, clearing agent: Deutsche Bank
**	Centrally cleared swap, clearing agent: JP Morgan Chase

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.77%
	Affiliated Mutual Funds - 31.81%
857,339	GuideMark® Emerging Markets Fund - Institutional Shares	$11,548,351
2,463,265	GuideMark® Large Cap Core Fund - Institutional Shares	39,757,095
3,165,311	GuideMark® Small/Mid Cap Core Fund - Institutional Shares	58,051,795
8,369,337	GuideMark® World ex-US Fund - Institutional Shares	70,135,046

		179,492,287

	Exchange Traded Funds - 66.96%
58,832	iShares 7-10 Year Treasury Bond ETF	6,212,071
120,946	iShares 20+ Year Treasury Bond ETF	14,599,392
725,420	iShares Core MSCI Emerging Markets ETF (a)	34,667,822
61,077	iShares Core U.S. Credit Bond ETF (a)	6,712,973
123,115	iShares Edge MSCI Min Vol USA ETF (a)	5,875,048
49,689	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	5,649,639
500,984	iShares MSCI Canada ETF	13,466,450
361,685	iShares MSCI Switzerland Capped ETF	11,566,686
165,318	SPDR Bloomberg Barclays High Yield Bond ETF (a)	6,105,194
48,478	SPDR Gold Shares (a)(b)	5,755,308
63,727	SPDR S&P 600 Small Cap Growth ETF	13,554,096
270,308	SPDR S&P China ETF	22,178,771
1,776,455	Vanguard FTSE Developed Markets ETF (a)	69,814,682
200,903	Vanguard Global ex-U.S. Real Estate ETF	10,700,094
219,234	Vanguard REIT ETF (a)	18,106,536
595,954	Vanguard S&P 500 ETF (a)	128,934,648
6,916	Vanguard Total Bond Market ETF	560,749
36,101	Vanguard Value ETF	3,442,952

		377,903,111

	Total Investment Companies (Cost $464,372,534)	557,395,398

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.16%
	Money Market Funds - 1.16%
6,552,272	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)	$6,552,272

	Total Short Term Investments (Cost $6,552,272)	6,552,272

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 16.26%
	Investment Companies - 16.26%
91,758,279	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (c)	91,758,279

	Total Investments Purchased as Securities Lending Collateral (Cost $91,758,279)	91,758,279

	Total Investments (Cost $562,683,085) - 116.19%	655,705,949
	Liabilities in Excess of Other Assets - (16.19)%	(91,388,028)

	TOTAL NET ASSETS - 100.00%	$564,317,921

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.73%
	Affiliated Mutual Funds - 13.13%
28,624	GuideMark® Emerging Markets Fund - Institutional Shares	$385,572
181,943	GuideMark® Large Cap Core Fund - Institutional Shares	2,936,555
369,315	GuideMark® Small/Mid Cap Core Fund - Institutional Shares	6,773,229
611,474	GuideMark® World ex-US Fund - Institutional Shares	5,124,148

		15,219,504

	Exchange Traded Funds - 85.60%
68,952	iShares 1-3 Year Treasury Bond ETF (a)	5,827,823
135,844	iShares 7-10 Year Treasury Bond ETF (a)	14,343,768
41,063	iShares 10+ Year Credit Bond ETF	2,432,572
79,263	iShares 20+ Year Treasury Bond ETF (a)	9,567,837
24,010	iShares Core MSCI Emerging Markets ETF	1,147,438
26,663	iShares Core U.S. Credit Bond ETF	2,930,530
121,381	iShares Edge MSCI Min Vol USA ETF (a)	5,792,301
14,498	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,648,423
44,066	iShares MSCI Canada ETF	1,184,494
118,619	iShares MSCI Switzerland Capped ETF	3,793,436
46,671	PowerShares DB Gold Fund (a)(b)	1,865,907
192,081	SPDR Bloomberg Barclays High Yield Bond ETF (a)	7,093,551
64,263	SPDR Bloomberg Barclays International Treasury Bond ETF (a)(b)	1,711,966
75,269	SPDR Bloomberg Barclays TIPS ETF (a)	4,288,075
199	SPDR S&P 600 Small Cap Value ETF	23,490
32,488	SPDR S&P China ETF	2,665,640
212,737	Vanguard FTSE Developed Markets ETF	8,360,564
203,239	Vanguard Mortgage-Backed Securities ETF	10,674,112
25,399	Vanguard REIT ETF (a)	2,097,704
43,046	Vanguard S&P 500 ETF	9,313,002
8,134	Vanguard Total Bond Market ETF	659,505
19,264	Vanguard Value ETF	1,837,208

		99,259,346

	Total Investment Companies (Cost $106,045,634)	114,478,850

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.09%
	Money Market Funds - 1.09%
1,263,400	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)	$1,263,400

	Total Short Term Investments (Cost $1,263,400)	1,263,400

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 27.75%
	Investment Companies - 27.75%
32,173,173	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (c)	32,173,173

	Total Investments Purchased as Securities Lending Collateral (Cost $32,173,173)	32,173,173

	Total Investments (Cost $139,482,207) - 127.57%	147,915,423
	Liabilities in Excess of Other Assets - (27.57)%	(31,963,706)

	TOTAL NET ASSETS - 100.00%	$115,951,717

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.90%
	Exchange Traded Funds - 98.90%
351,200	iShares TIPS Bond ETF	$40,265,080
196,629	Technology Select Sector SPDR Fund (a)	10,482,292
303,213	Vanguard Extended Market ETF (a)	30,287,946
102,318	Vanguard Growth ETF	12,448,008
114,232	Vanguard Mid-Cap Value ETF	11,642,525
765,854	Vanguard S&P 500 ETF (b)	165,692,513
61,192	Vanguard Small-Cap Growth ETF (a)	8,607,879
72,169	Vanguard Small-Cap Value ETF (a)	8,866,683
170,348	Vanguard Value ETF	16,246,089

		304,539,015

	Total Investment Companies (Cost $281,046,728)	304,539,015

	SHORT TERM INVESTMENTS - 1.17%
	Money Market Funds - 1.17%
3,594,112	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)	3,594,112

	Total Short Term Investments (Cost $3,594,112)	3,594,112

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 7.89%
	Investment Companies - 7.89%
24,291,888	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (c)	$24,291,888

	Total Investments Purchased as Securities Lending Collateral (Cost $24,291,888)	24,291,888

	Total Investments (Cost $308,932,728) - 107.96%	332,425,015
	Liabilities in Excess of Other Assets - (7.96)%	(24,498,231)

	TOTAL NET ASSETS - 100.00%	$307,926,784

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.83%
	Affiliated Mutual Funds - 8.10%
617,227	GuideMark® Core Fixed Income Fund - Institutional Shares	$5,709,349
508,071	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	4,811,432

		10,520,781

	Exchange Traded Funds - 28.45%
799,833	SPDR Bloomberg Barclays High Yield Bond ETF (a)	29,537,833
92,820	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	2,595,247
10,956	Vanguard Mid-Cap Value ETF	1,116,635
2,585	Vanguard Small-Cap Value ETF (a)	317,593
15,977	Vanguard Total Bond Market ETF	1,295,415
21,870	Vanguard Value ETF	2,085,742

		36,948,465

	Mutual Funds - 62.28%
2,449,691	BlackRock High Yield Portfolio - Institutional Shares	18,960,612
153,581	Gateway Fund - Class Y	4,851,632
300,596	John Hancock Funds II - Alternative Asset Allocation Fund - Institutional Shares	4,271,468
204,609	JPMorgan Hedged Equity Fund - Select Shares	3,670,689
456,825	JPMorgan Systematic Alpha Fund - Institutional Shares (b)	7,094,496
1,076,539	JPMorgan Unconstrained Debt Fund - Select Shares	10,679,264
621,681	Navigator Tactical Fixed Income Fund - Institutional Shares	6,440,613
381,817	Oppenheimer Fundamental Alternatives Fund - Institutional Shares	10,576,339
149,699	Pioneer Strategic Income Fund - Class Y	1,603,281
565,399	T. Rowe Price Institutional Floating Rate Fund	5,687,917
1,197,089	Vanguard High-Yield Corporate Fund - Admiral Shares	7,038,882

		80,875,193

	Total Investment Companies (Cost $120,178,560)	128,344,439

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.01%
	Money Market Funds - 1.01%
1,317,235	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)	$1,317,235

	Total Short Term Investments (Cost $1,317,235)	1,317,235

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 23.21%
	Investment Companies - 23.21%
30,145,575	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (c)	30,145,575

	Total Investments Purchased as Securities Lending Collateral (Cost $30,145,575)	30,145,575

	Total Investments (Cost $151,641,370) - 123.05%	159,807,249
	Liabilities in Excess of Other Assets - (23.05)%	(29,937,532)

	TOTAL NET ASSETS - 100.00%	$129,869,717

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 2.52% of total net assets as of March 31, 2017.
(c)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 98.86%
	Affiliated Mutual Funds - 5.81%
299,116	GuideMark® Core Fixed Income Fund - Institutional Shares	$2,766,827
443,310	GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	4,198,150

		6,964,977

	Exchange Traded Funds - 59.61%
14,931	iShares 7-10 Year Treasury Bond ETF (a)	1,576,564
25,257	iShares 10+ Year Credit Bond ETF	1,496,225
23,307	iShares 20+ Year Treasury Bond ETF (a)	2,813,388
38,149	iShares Global Infrastructure ETF (a)	1,614,466
2,337	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	275,556
305,629	iShares International Select Dividend ETF (a)	9,615,088
16,067	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	1,826,818
72,562	iShares MSCI Australia ETF	1,640,627
213,804	iShares U.S. Preferred Stock ETF (a)	8,274,215
24,409	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	2,466,774
72,931	SPDR Bloomberg Barclays High Yield Bond ETF (a)	2,693,342
238,672	SPDR Bloomberg Barclays Short Term Corporate Bond ETF	7,305,750
113,313	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,168,231
4,331	Vanguard Intermediate-Term Corporate Bond ETF	374,112
18,833	Vanguard REIT ETF (a)	1,555,417
3,433	Vanguard S&P 500 ETF	742,730
39,228	Vanguard Total Bond Market ETF	3,180,606
63,250	WisdomTree Emerging Markets High Dividend Fund (a)	2,583,762
219,814	WisdomTree High Dividend Fund	15,050,664
39,303	WisdomTree SmallCap Dividend Fund	3,168,608

		71,422,943

Number of Shares		Value
	Mutual Funds - 33.44%
974,750	BlackRock Global Dividend Portfolio - Institutional Shares	$12,486,541
331,045	Loomis Sayles Global Equity and Income Fund - Institutional Shares	6,531,523
1,133,289	T. Rowe Price Institutional Floating Rate Fund	11,400,891
1,640,559	Vanguard High-Yield Corporate Fund - Admiral Shares	9,646,486

		40,065,441

	Total Investment Companies (Cost $107,994,959)	118,453,361

	SHORT TERM INVESTMENTS - 1.41%
	Money Market Funds - 1.41%
1,684,665	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (b)	1,684,665

	Total Short Term Investments (Cost $1,684,665)	1,684,665

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 16.49%
	Investment Companies - 16.49%
19,755,971	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (b)	19,755,971

	Total Investments Purchased as Securities Lending Collateral (Cost $19,755,971)	19,755,971

	Total Investments (Cost $129,435,595) - 116.76%	139,893,997
	Liabilities in Excess of Other Assets - (16.76)%	(20,076,868)

	TOTAL NET ASSETS - 100.00%	$119,817,129

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2017

Number of Shares		Value
	INVESTMENT COMPANIES - 99.08%
	Affiliated Mutual Funds - 0.64%
68,915	GuideMark® Core Fixed Income Fund - Institutional Shares	$637,465

	Exchange Traded Funds - 55.98%
59,595	iShares 3-7 Year Treasury Bond ETF	7,333,165
93,266	iShares 7-10 Year Treasury Bond ETF (a)	9,847,957
21,531	iShares Core MSCI Emerging Markets ETF	1,028,966
54,228	iShares Floating Rate Bond ETF	2,758,578
48,884	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	5,558,111
9,539	PowerShares DB Agriculture Fund (b)	188,681
5,019	PowerShares DB Base Metals Fund (b)	82,161
6,231	PowerShares DB Energy Fund (b)	78,448
6,058	PowerShares DB Precious Metals Fund (b)	230,567
46,507	ProShares Investment Grade-Interest Rate Hedged ETF (a)	3,544,298
43,181	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (a)	1,973,804
4,805	Vanguard FTSE Developed Markets ETF	188,837
113,860	Vanguard Intermediate-Term Corporate Bond ETF	9,835,227
139,952	Vanguard Mortgage-Backed Securities ETF (a)	7,350,279
16,856	Vanguard S&P 500 ETF	3,646,796
26,207	Vanguard Total Bond Market ETF	2,124,864

		55,770,739

	Mutual Funds - 42.46%
393,290	BlackRock Low Duration Bond Portfolio - Institutional Shares	3,783,454
162,294	DoubleLine Core Fixed Income Fund - Institutional Shares	1,762,510
502,871	DoubleLine Low Duration Bond Fund - Institutional Shares	5,048,827
361,299	DoubleLine Multi-Asset Growth Fund - Institutional Shares (c)	3,555,179
1,125,122	DoubleLine Total Return Bond Fund - Institutional Shares	11,960,051
877,099	T. Rowe Price Institutional Floating Rate Fund	8,823,616
1,252,984	Vanguard High-Yield Corporate Fund - Admiral Shares	7,367,545

		42,301,182

	Total Investment Companies (Cost $96,637,868)	98,709,386

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.01%
	Money Market Funds - 1.01%
1,001,983	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (d)	$1,001,983

	Total Short Term Investments (Cost $1,001,983)	1,001,983

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 18.28%
	Investment Companies - 18.28%
18,216,561	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 1.17% (d)	18,216,561

	Total Investments Purchased as Securities Lending Collateral (Cost $18,216,561)	18,216,561

	Total Investments (Cost $115,856,412) - 118.37%	117,927,930
	Liabilities in Excess of Other Assets - (18.37)%	(18,300,294)

	TOTAL NET ASSETS - 100.00%	$99,627,636

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Certain GPS Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to 1.86% of total net assets as of March 31, 2017.
(d)	Seven-day yield as of March 31, 2017.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2017

Principal Amount		Value
	SHORT TERM INVESTMENTS - 99.47%
	Certificate of Deposit - 72.34%
$2,800,000	Abbey National Treasury Services Plc 0.820%, 04/03/2017	$2,800,000
2,500,000	Banco Del Estado De Chile 1.310%, 07/05/2017 (a)	2,502,347
2,000,000	Bank of Montreal 1.434%, 05/12/2017 (a)	2,000,183
2,500,000	Bank of Nova Scotia 1.271%, 06/14/2017 (a)	2,501,510
2,000,000	Bank of Tokyo-Mitsubishi, Ltd. 1.300%, 04/21/2017	2,000,006
3,500,000	CIBC 0.820%, 04/03/2017	3,500,000
1,500,000	Commonwealth Bank of Australia 1.367%, 02/23/2018 (a)	1,500,562
3,000,000	Cooperatieve Rabobank UA 1.228%, 07/10/2017 (a)	3,001,911
2,500,000	Credit Agricole Corp. and Investment Bank 0.900%, 04/12/2017	2,500,000
2,500,000	Credit Industriel et Commercial 1.050%, 06/20/2017	2,500,768
	Dexia Credit Local SA
2,000,000	1.281%, 08/11/2017 (a)	2,001,550
750,000	1.462%, 01/29/2018 (a)	750,980
2,800,000	DNB ASA 1.000%, 04/28/2017	2,800,000
2,500,000	Landesbank Hessen-Thueringen 0.920%, 04/07/2017	2,500,000
	Mizuho Bank, Ltd.
1,200,000	1.678%, 04/18/2017 (a)	1,200,000
1,800,000	1.440%, 07/06/2017 (a)	1,801,559
2,500,000	National Australia Bank 1.080%, 08/08/2017	2,499,697
3,550,000	National Bank of Kuwait 0.830%, 04/03/2017	3,550,000
2,000,000	Oversea-Chinese Banking Corp., Ltd. 1.030%, 06/15/2017	1,999,801
	Royal Bank of Canada
500,000	1.247%, 05/08/2017 (a)	500,000
700,000	1.261%, 06/12/2017 (a)	700,418
2,700,000	Skandinaviska Enskilda Banken AB 1.433%, 06/02/2017 (a)	2,701,355
	Sumitomo Mitsui Trust Bank, Ltd.
500,000	1.511%, 04/03/2017 (a)	500,007
2,500,000	0.960%, 04/07/2017	2,500,000
1,500,000	Swedbank AB 0.880%, 04/05/2017	1,500,000
2,000,000	The Norinchukin Bank 1.300%, 06/19/2017	2,000,993
	The Toronto-Dominion Bank
500,000	1.060%, 04/05/2017	500,000
2,500,000	1.534%, 08/10/2017 (a)	2,504,120
2,500,000	Westpac Banking Corp. 1.378%, 01/10/2018 (a)	2,504,415

		59,822,182

Principal Amount		Value
	Commercial Paper - 8.33%
$2,900,000	COFCO Capital Corp. 1.040%, 04/27/2017 (b)	$2,897,822
2,000,000	ING US Funding LLC 1.000%, 04/20/2017 (b)	1,998,944
2,000,000	Swedbank AB 1.000%, 05/30/2017 (b)	1,996,722

		6,893,488

	Corporate Obligations - 3.51%
2,900,000	Bank of America Corp. 1.060%, 06/09/2017	2,899,327

		2,899,327

Number of Shares
	Money Market Funds - 0.31%
254,234	Deutsche Government Money Market Series - Institutional Shares Effective Yield, 0.63% (c)(e)	254,234

		254,234

Principal Amount
	U.S. Treasury Bill - 14.98%
	United States Treasury Bill
$1,000,000	0.525%, 04/06/2017 (b)(d)(e)	999,924
2,050,000	0.718%, 04/20/2017 (b)(d)(e)	2,049,437
3,050,000	0.708%, 05/11/2017 (b)(d)(e)	3,048,286
3,000,000	0.698%, 06/08/2017 (b)(d)(e)	2,996,121
800,000	0.738%, 07/06/2017 (b)(d)(e)	798,415
2,000,000	0.753%, 07/13/2017 (b)(d)	1,995,680
500,000	0.763%, 08/03/2017 (b)(d)	498,670

		12,386,533

	Total Short Term Investments (Cost $82,237,400)	82,255,764

	Total Investments (Cost $82,237,400) - 99.47%	82,255,764
	Other Assets in Excess of Liabilities - 0.53%	436,061

	TOTAL NET ASSETS - 100.00%	$82,691,825

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2017.
(b)	Zero coupon bond. The effective yield is listed.
(c)	Seven-day yield as of March 31, 2017.
(d)	All or a portion of this security is held as collateral for certain futures contracts.
(e)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2017

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	45	$4,946,553	Apr-17	$59,433
Australian 3-Year Treasury Bond Futures	13	973,833	Jun-17	218
Australian 10-Year Treasury Bond Futures	(47)	(3,492,773)	Jun-17	(97,602)
Australian Dollar Futures	114	8,705,040	Jun-17	29,129
Brent Crude Futures (a)	(14)	(749,420)	Jun-17	(38,262)
British Pound Futures	(60)	(4,708,500)	Jun-17	(133,378)
CAC40 Index Futures	54	2,946,905	Apr-17	74,751
Canadian 10-Year Bond Futures	3	309,779	Jun-17	(350)
Canadian Dollar Futures	(53)	(3,992,490)	Jun-17	(58,674)
Cocoa Futures (a)	(51)	(1,069,980)	Jul-17	35,184
Coffee ‘C’ Futures (a)	10	531,188	Jul-17	(221)
Copper Futures (a)	28	1,856,750	May-17	(53,350)
Corn Futures (a)	(163)	(3,029,763)	Jul-17	(3,436)
Cotton No. 2 Futures (a)	39	1,507,935	May-17	13,455
DAX® Index Futures	12	3,945,945	Jun-17	97,279
DJIA E-Mini CBOT Futures	54	5,563,080	Jun-17	(60,500)
E-mini Nasdaq 100 Futures	57	6,199,890	Jun-17	77,139
E-mini S&P 500 Futures	35	4,128,600	Jun-17	(22,728)
Euribor 3 Month Futures	90	24,073,881	Sep-17	6,711
Euro Fx Futures	(99)	(13,268,475)	Jun-17	(144,397)
Euro Stoxx 50® Index Futures	126	4,605,133	Jun-17	112,506
Euro-Bobl Futures	137	19,262,839	Jun-17	(64,697)
Euro-BTP Futures	(35)	(4,879,718)	Jun-17	(40,556)
Euro-Bund Futures	69	11,882,033	Jun-17	9,787
Eurodollar 90 Day Futures	(377)	(92,902,225)	Sep-17	14,692
Euro-OATS Futures	(32)	(5,019,608)	Jun-17	(36,828)
Euro-Schatz Futures	291	34,845,308	Jun-17	(36,713)
FTSE 100 Index Futures	38	3,463,873	Jun-17	(8,907)
FTSE MIB Index Futures	22	2,352,952	Jun-17	93,107
FTSE/JSE Top 40 Index Futures	(29)	(989,302)	Jun-17	(9,658)
Gold 100 Oz. Futures (a)	(7)	(875,840)	Jun-17	(155)
Hang Seng Index Futures	26	4,036,582	Apr-17	(31,788)
IBEX 35® Index Futures	54	5,998,541	Apr-17	241,775
Japanese Yen Futures	27	3,041,381	Jun-17	(8,282)
Live Cattle Futures (a)	50	2,217,500	Jun-17	3,628
LME Aluminium Futures (a)(b)	56	2,749,950	Jun-17	35,106
LME Copper Futures (a)(b)	17	2,481,681	Jun-17	(73,349)
LME Nickel Futures (a)(b)	21	1,262,268	Jun-17	(129,091)
LME Nickel Futures (a)(b)	(6)	(360,648)	Jun-17	3,985
LME Zinc Futures (a)(b)	24	1,662,600	Jun-17	(46,989)
Long Gilt Futures	72	11,508,814	Jun-17	107,240
Low Sulphur Gas Oil Futures (a)	1	47,100	May-17	(251)
Mexican Peso Futures	59	1,555,830	Jun-17	12,845
MSCI Singapore Index Futures	69	1,723,212	Apr-17	23,316
MSCI Taiwan Index Futures	99	3,590,730	Apr-17	(34,453)
Natural Gas Futures (a)	(15)	(478,500)	May-17	(12,493)
New Zealand Dollar Futures	36	2,519,640	Jun-17	3,365
Nifty 50 Index Futures	199	3,660,804	Apr-17	26,111
Nikkei 225 Futures	18	3,057,397	Jun-17	(55,250)
OMXS30 Futures	276	4,873,542	Apr-17	90,872
RBOB Gasoline Futures (a)	(23)	(1,645,098)	May-17	(84,971)
Russell 2000 Mini Index Futures	53	3,668,660	Jun-17	47,177
S&P/TSX 60 Index Futures	37	5,075,415	Jun-17	(1,659)
Silver Futures (a)	17	1,551,760	May-17	24,472
Soybean Futures (a)	(66)	(3,158,100)	Jul-17	161,155
Soybean Meal Futures (a)	(57)	(1,777,260)	Jul-17	42,174
Soybean Oil Futures (a)	(112)	(2,155,104)	Jul-17	74,455
SPI 200TM Index Futures	41	4,579,571	Jun-17	85,795
Sterling LIBOR 90 Day Futures	734	114,470,526	Sep-17	31,774

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2017

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Sugar No. 11 Futures (a)	(42)	$(794,035)	Jul-17	$(143)
Swiss Franc Futures	(19)	(2,384,500)	Jun-17	(28,223)
TOPIX Index Futures	25	3,396,434	Jun-17	(62,030)
U.S. Treasury 2-Year Note Futures	(60)	(12,987,188)	Jun-17	(41,474)
U.S. Treasury 5-Year Note Futures	(43)	(5,062,242)	Jun-17	(46,427)
U.S. Treasury 10-Year Note Futures	(26)	(3,238,625)	Jun-17	(42,429)
U.S. Treasury Long Bond Futures	(14)	(2,111,813)	Jun-17	(48,663)
U.S. Treasury Ultra Bond Futures	(14)	(2,248,750)	Jun-17	(35,449)
Wheat Futures (a)	(102)	(2,238,900)	Jul-17	(2,762)
WTI Crude Futures (a)	(36)	(1,821,600)	May-17	(99,400)

				$(57,352)

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2017

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $213,109,612, $104,814,356, and $127,320,310, respectively)[1]	$252,649,394	$123,968,538	$148,052,482
Foreign currencies (cost $0, $86,701, and $0, respectively)	—	85,386	—
Cash	4,528	—	—
Income receivable	212,079	302,384	133,446
Receivable for dividend reclaims	3,667	38,417	—
Receivable for investment securities sold	—	2,496,536	76,554
Receivable for fund shares sold	159,603	377,835	102,429
Other assets	32,215	27,899	37,031

Total Assets	253,061,486	127,296,995	148,401,942

LIABILITIES:
Payable for collateral on securities loaned	49,865,866	838,995	32,709,937
Payable for investment securities purchased	—	8,062,347	—
Payable for fund shares redeemed	218,763	165,925	56,597
Payable to Investment Advisor	112,385	77,007	65,966
Accrued Trustee fees and expenses	2,969	1,244	1,309
Depreciation on forward currency contracts	—	1,885	—
Other accrued expenses	147,656	146,264	91,559

Total Liabilities	50,347,639	9,293,667	32,925,368

NET ASSETS	$202,713,847	$118,003,328	$115,476,574

NET ASSETS CONSIST OF:
Capital stock	157,544,852	190,280,669	93,970,059
Unrealized appreciation (depreciation) on:
Investments	39,539,782	19,154,182	20,732,172
Foreign currencies	—	12,061	—
Forward currency contracts	—	(1,885)	—
Accumulated undistributed net investment income (loss)	355,378	(188,840)	59,283
Accumulated undistributed net realized gain (loss)	5,273,835	(91,252,859)	715,060

Total Net Assets	$202,713,847	$118,003,328	$115,476,574

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	2,655,343	885,963	3,534,626
Net assets	42,855,994	11,925,354	64,819,232
Net asset value, offering and redemption price per share	$16.14	$13.46	$18.34

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,032,760	7,801,632	2,835,701
Net assets	159,857,853	106,077,974	50,657,342
Net asset value, offering and redemption price per share	$15.93	$13.60	$17.86

[1]Includes loaned securities with a value of:	$48,747,250	$816,080	$31,961,820

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2017

	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
ASSETS:
Investments, at value (cost $166,071,764, $70,544,916 and $163,065,148, respectively)[1]	$189,662,206	$85,459,702	$164,100,701
Foreign currencies (cost $339,197, $0, and $0, respectively)	338,852	—	—
Cash	—	—	15,333
Appreciation on swap agreements	—	—	235,441
Variation margin on futures contracts	—	—	6,375
Income receivable	643,327	41,904	785,761
Receivable for dividend reclaims	638,884	552	—
Receivable for investment securities sold	—	219,586	884,305
Receivable for fund shares sold	144,599	88,517	108,064
Swap premiums paid	—	—	60,439
Other assets	28,813	31,576	32,538

Total Assets	191,456,681	85,841,837	166,228,957

LIABILITIES:
Payable for collateral on securities loaned	2,977,876	19,335,822	7,147,649
Payable for investment securities purchased	—	4,184	11,914,657
Payable for fund shares redeemed	171,544	86,653	146,701
Payable to Investment Advisor	108,919	59,060	91,191
Accrued Trustee fees and expenses	2,123	746	1,843
Swap premiums received	—	—	181,289
Payable for deposits with broker for swaps	—	—	120,629
Other accrued expenses	162,788	61,837	156,171

Total Liabilities	3,423,250	19,548,302	19,760,130

NET ASSETS	$188,033,431	$66,293,535	$146,468,827

NET ASSETS CONSIST OF:
Capital stock	317,534,431	51,856,878	145,495,065
Unrealized appreciation (depreciation) on:
Investments	23,590,442	14,914,786	1,035,562
Foreign currencies	(51,505)	—	—
Swaps	—	—	235,441
Futures contracts	—	—	20,337
Accumulated undistributed net investment income (loss)	2,624,397	(56,230)	59,210
Accumulated undistributed net realized gain (loss)	(155,664,334)	(421,899)	(376,788)

Total Net Assets	$188,033,431	$66,293,535	$146,468,827

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	8,980,810	—	985,259
Net assets	75,295,608	—	9,110,591
Net asset value, offering and redemption price per share	$8.38	$—	$9.25

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	13,647,071	5,872,151	14,731,698
Net assets	112,737,823	66,293,535	137,358,236
Net asset value, offering and redemption price per share	$8.26	$11.29	$9.32

[1]Includes loaned securities with a value of:	$2,825,396	$18,869,841	$7,004,983

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2017

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $28,488,986, $62,222,862, and $421,826,053, respectively)[1]	$30,304,892	$60,771,569	$476,213,662
Investments in affiliates, at value (cost $0, $0 and $140,857,032, respectively)	—	—	179,492,287
Foreign currencies (cost $0, $884,722, and $0, respectively)	—	899,085	—
Cash	—	2,096	—
Deposits with brokers for forwards and swaps	—	2,203,917	—
Income receivable	432,039	647,549	2,793
Receivable for investment securities and foreign currencies sold	—	2,802,408	220,671
Receivable for fund shares sold	1,226	37,871	2,115,301
Appreciation of forward foreign currency contracts	—	1,323,677	—
Appreciation of swap agreements	—	52,500	—
Other assets	17,297	24,675	60,441

Total Assets	30,755,454	68,765,347	658,105,155

LIABILITIES:
Depreciation of forward foreign currency contracts	—	362,066	—
Depreciation on swap agreements	—	1,203,905	—
Payable for collateral on securities loaned	—	—	91,758,279
Payable for investment securities and foreign currencies purchased	347,439	95,538	1,183,520
Payable for fund shares redeemed	5,893	78,721	292,812
Payable to broker for collateral received	—	200,000	—
Payable to Investment Advisor	22,639	28,999	234,939
Accrued Trustee fees and expenses	385	803	6,281
Other accrued expenses	61,837	93,607	311,403

Total Liabilities	438,193	2,063,639	93,787,234

NET ASSETS	$30,317,261	$66,701,708	$564,317,921

NET ASSETS CONSIST OF:
Capital stock	30,213,755	82,739,783	469,833,330
Unrealized appreciation (depreciation) on:
Investments	1,815,906	(1,451,293)	54,387,609
Investments in affiliates	—	—	38,635,255
Foreign currencies	—	18,122	—
Swaps	—	(1,151,405)	—
Forward currency exchange contracts	—	961,611	—
Accumulated undistributed net investment income (loss)	17,169	12,504,155	(21,489)
Accumulated undistributed net realized gain (loss)	(1,729,569)	(26,919,265)	1,483,216

Total Net Assets	$30,317,261	$66,701,708	$564,317,921

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	984,358	1,162,164
Net assets	—	9,316,917	13,176,782
Net asset value, offering and redemption price per share	$—	$9.46	$11.34

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	2,703,163	6,000,347	48,826,759
Net assets	30,317,261	57,384,791	551,141,139
Net asset value, offering and redemption price per share	$11.22	$9.56	$11.29

[1]Includes loaned securities with a value of:	$—	$—	$89,776,267

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2017

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $128,068,003, $308,932,728 and $141,178,248, respectively)[1]	$132,695,919	$332,425,015	$149,286,468
Investments in affiliates, at value (cost $11,414,204, $0, and $10,463,122, respectively)	15,219,504	—	10,520,781
Income receivable	547	1,311	106,190
Receivable for investment securities sold	—	409,185	55,970
Receivable for fund shares sold	477,895	783,541	320,402
Other assets	42,463	47,391	58,435

Total Assets	148,436,328	333,666,443	160,348,246

LIABILITIES:
Payable for collateral on securities loaned	32,173,173	24,291,888	30,145,575
Payable for investment securities purchased	118,347	954,597	89,293
Payable for fund shares redeemed	63,319	117,726	31,445
Payable to Investment Advisor	47,872	156,985	107,558
Accrued Trustee fees and expenses	1,309	3,527	1,464
Other accrued expenses	80,591	214,936	103,194

Total Liabilities	32,484,611	25,739,659	30,478,529

NET ASSETS	$115,951,717	$307,926,784	$129,869,717

NET ASSETS CONSIST OF:
Capital stock	111,579,116	301,767,295	134,931,899
Unrealized appreciation on:
Investments	4,627,916	23,492,287	8,108,220
Investments in affiliates	3,805,300	—	57,659
Accumulated undistributed net investment income	1,203,281	4,003,285	612,562
Accumulated undistributed net realized loss	(5,263,896)	(21,336,083)	(13,840,623)

Total Net Assets	$115,951,717	$307,926,784	$129,869,717

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	545,527	367,591	89,572
Net assets	4,966,270	3,767,220	921,609
Net asset value, offering and redemption price per share	$9.10	$10.25	$10.29

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	12,250,224	29,980,822	12,493,366
Net assets	110,985,447	304,159,564	128,948,108
Net asset value, offering and redemption price per share	$9.06	$10.15	$10.32

[1]Includes loaned securities with a value of:	$31,544,061	$23,816,222	$29,491,600

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2017

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $122,634,200, $115,219,227, and $82,237,400, respectively)[1]	$132,929,020	$117,290,465	$82,255,764
Investments in affiliates, at value (cost $6,801,395, $637,185, and $0, respectively)	6,964,977	637,465	—
Deposits with brokers for futures	—	—	414,751
Variation margin on futures	—	—	9,865
Income receivable	91,749	8,840	68,940
Receivable for investment securities sold	—	57,407	—
Receivable for fund shares sold	208,320	75,186	348,883
Receivable from broker for futures	—	—	527
Receivable for unsettled open futures contracts	—	—	39,104
Other assets	14,062	11,409	25,167

Total Assets	140,208,128	118,080,772	83,163,001

LIABILITIES:
Payable for collateral on securities loaned	19,755,971	18,216,561	—
Payable for investment securities purchased	430,988	73,837	—
Payable for fund shares redeemed	49,072	28,346	32,124
Payable for unsettled open futures contracts	—	—	249,442
Payable to Investment Advisor	60,753	42,654	96,226
Accrued Trustee fees and expenses	1,361	1,159	993
Other accrued expenses	92,854	90,579	92,391

Total Liabilities	20,390,999	18,453,136	471,176

NET ASSETS	$119,817,129	$99,627,636	$82,691,825

NET ASSETS CONSIST OF:
Capital stock	119,764,590	108,183,666	86,810,146
Unrealized appreciation (depreciation) on:
Investments	10,294,820	2,071,238	18,364
Investments in affiliates	163,582	280	—
Foreign currency translation	—	—	(3,487)
Futures contracts	—	—	(57,352)
Accumulated undistributed net investment income gain (loss)	112,867	38,394	(167,523)
Accumulated undistributed net realized loss	(10,518,730)	(10,665,942)	(3,908,323)

Total Net Assets	$119,817,129	$99,627,636	$82,691,825

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	5,429	169,985
Net assets	—	52,492	1,478,880
Net asset value, offering and redemption price per share	$—	$9.67	$8.70

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	11,450,167	10,362,428	9,402,473
Net assets	119,817,129	99,575,144	81,212,945
Net asset value, offering and redemption price per share	$10.46	$9.61	$8.64

[1]Includes loaned securities with a value of:	$19,367,389	$17,804,860	$—

[2]Consolidated Statement of Assets & Liabilities (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2017

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $1,444, $343,466, and $694, respectively)	$4,558,929	$2,666,805	$1,560,382
Interest income	10,598	790	3,488

Total investment income	4,569,527	2,667,595	1,563,870

EXPENSES:
Investment advisory fees	1,091,699	668,790	590,513
Distribution (12b-1) fees – Service Shares	509,726	264,221	127,391
Administrative service fees – Service Shares	493,293	259,154	124,912
Shareholder servicing fees – Service Shares	169,920	85,797	42,803
Administration fees	113,093	57,528	67,808
Fund accounting fees	86,976	123,430	111,777
Legal fees	80,026	52,310	32,831
Custody fees	43,255	182,382	29,895
Trustee fees and expenses	40,978	19,396	17,111
Federal and state registration fees	37,068	33,958	31,580
Reports to shareholders	28,365	14,222	23,369
Audit and tax fees	20,523	20,454	21,490
Transfer agent fees and expenses	17,310	11,197	10,817
Compliance fees	14,518	6,982	6,501
Insurance fees	9,423	7,332	4,195
Miscellaneous expenses	3,098	3,577	2,329
Interest expenses	1,643	1,558	5

Total expenses	2,760,914	1,812,288	1,245,327

Less securities lending credit (See Note 7)	(158,681)	(11,847)	(265,806)

Net expenses	2,602,233	1,800,441	979,521

Net investment income	1,967,294	867,154	584,349

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	11,575,308	3,686,633	2,596,131
Foreign currencies	—	(67,099)	—
Forward currency contracts	—	(21,022)	—

Total	11,575,308	3,598,512	2,596,131

Net change in unrealized appreciation (depreciation) on:
Investments	9,712,500	14,908,940	16,860,179
Foreign currencies	—	9,187	—
Forward currency contracts	—	(1,885)	—

Total	9,712,500	14,916,242	16,860,179

Net realized and unrealized gain	21,287,808	18,514,754	19,456,310

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,255,102	$19,381,908	$20,040,659

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2017

	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $411,199, $1,761, and $0, respectively)	$5,056,247	$759,146	$—
Interest income	3,689	9,497	4,486,407

Total investment income	5,059,936	768,643	4,486,407

EXPENSES:
Investment advisory fees	923,865	526,409	896,797
Distribution (12b-1) fees – Service Shares	304,239	164,348	432,230
Administrative service fees – Service Shares	297,373	161,299	416,270
Shareholder servicing fees – Service Shares	99,790	52,977	145,229
Administration fees	97,430	23,228	84,605
Fund accounting fees	181,432	18,837	193,948
Legal fees	59,552	24,408	40,619
Custody fees	136,109	21,404	44,875
Trustee fees and expenses	31,368	11,373	31,974
Federal and state registration fees	33,308	31,391	32,553
Reports to shareholders	21,370	13,350	19,003
Audit and tax fees	26,210	20,990	23,983
Transfer agent fees and expenses	14,497	8,799	14,304
Compliance fees	11,415	4,016	10,641
Insurance fees	12,323	4,624	12,743
Miscellaneous expenses	2,773	2,314	2,324
Interest expenses	641	182	751

Total expenses	2,253,695	1,089,949	2,402,849

Net expense recapture (reimbursement) by Advisor (See Note 4)	(15,038)	(6)	(108,257)
Less securities lending credit (See Note 7)	(48,136)	(46,884)	(18,910)

Net expenses	2,190,521	1,043,059	2,275,682

Net investment income (loss)	2,869,415	(274,416)	2,210,725

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,630,887	3,442,012	2,490,604
Foreign currencies	(175,775)	—	(20)
Forward currency contracts	13,851	—	—
Swaps	—	—	(35,652)
Futures contracts	—	—	(27,497)
Written options	—	—	(13,945)

Total	1,468,963	3,442,012	2,413,490

Net change in unrealized appreciation (depreciation) on:
Investments	13,720,044	6,836,600	(4,244,425)
Foreign currencies	(35,605)	—	—
Swaps	—	—	240,667
Futures contracts	—	—	8,080

Total	13,684,439	6,836,600	(3,995,678)

Net realized and unrealized gain (loss)	15,153,402	10,278,612	(1,582,188)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,022,817	$10,004,196	$628,537

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2017

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income	$—	$—	$7,395,546
Dividends from affiliate investments	—	—	2,039,984
Interest income (net of withholding tax of $0, $150,643, and $0, respectively)	1,510,747	4,543,411	23,480

Total investment income	1,510,747	4,543,411	9,459,010

EXPENSES:
Investment advisory fees	195,468	533,875	1,181,168
Distribution (12b-1) fees – Service Shares	97,734	169,485	1,150,468
Administrative service fees – Service Shares	89,085	166,569	1,149,974
Shareholder servicing fees – Service Shares	30,338	49,489	446,382
Administration fees	17,743	33,620	208,893
Fund accounting fees	31,660	85,274	106,406
Legal fees	15,574	36,017	122,266
Custody fees	4,602	123,011	98,674
Trustee fees and expenses	7,197	13,612	77,905
Federal and state registration fees	30,420	30,480	30,720
Reports to shareholders	3,544	18,196	58,757
Audit and tax fees	24,004	28,493	13,992
Transfer agent fees and expenses	6,532	9,401	28,051
Compliance fees	2,244	2,995	19,943
Insurance fees	2,494	3,937	10,364
Miscellaneous expenses	2,178	1,903	3,490
Interest expenses	292	—	2,234

Total expenses	561,109	1,306,357	4,709,687

Net expense reimbursement by Advisor (See Note 4)	(56,510)	(175,049)	—
Less securities lending credit (See Note 7)	—	—	(444,989)

Net expenses	504,599	1,131,308	4,264,698

Net investment income	1,006,148	3,412,103	5,194,312

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,133,091	(4,791,389)	5,331,012
Investments in affiliates	—	—	1,780,678
Net long-term capital gain distributions received	—	—	56
Net long-term capital gain distributions received from affiliates	—	—	807,927
Foreign currencies	—	(170,533)	—
Forward currency exchange contracts	—	(1,979,287)	—
Swaps	—	(582,164)	—

Total	1,133,091	(7,523,373)	7,919,673

Net change in unrealized appreciation (depreciation) on:
Investments	(2,319,469)	5,263,986	31,950,454
Investments in affiliates	—	—	17,912,800
Foreign currencies	—	12,040	—
Forward currency contracts	—	2,993,489	—
Swaps	—	1,401,951	—

Total	(2,319,469)	9,671,466	49,863,254

Net realized and unrealized gain (loss)	(1,186,378)	2,148,093	57,782,927

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(180,230)	$5,560,196	$62,977,239

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2017

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,847,061	$7,398,874	$5,117,750
Dividends from affiliate investments	156,319	—	335,307
Interest income	5,393	10,293	5,249

Total investment income	2,008,773	7,409,167	5,458,306

EXPENSES:
Investment advisory fees	227,440	1,185,279	467,006
Distribution (12b-1) fees – Service Shares	215,282	835,657	331,046
Administrative service fees – Service Shares	214,862	835,299	330,797
Shareholder servicing fees – Service Shares	82,669	317,550	129,770
Administration fees	45,531	156,628	56,755
Fund accounting fees	21,550	76,556	30,633
Legal fees	25,368	108,650	48,166
Custody fees	37,479	61,502	59,065
Trustee fees and expenses	14,665	59,599	24,328
Federal and state registration fees	30,932	31,848	31,814
Reports to shareholders	20,706	36,039	16,266
Audit and tax fees	13,992	13,992	13,984
Transfer agent fees and expenses	10,152	21,566	12,000
Compliance fees	3,845	13,856	5,160
Insurance fees	2,802	11,955	6,123
Miscellaneous expenses	2,408	3,491	2,788
Interest expenses	53	518	2,054

Total expenses	969,736	3,769,985	1,567,755

Net expense recapture by Advisor (See Note 4)	—	—	(11,972)
Less securities lending credit (See Note 7)	(188,104)	(414,321)	(92,067)

Net expenses	781,632	3,355,664	1,463,716

Net investment income	1,227,141	4,053,503	3,994,590

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(432,720)	8,717,010	1,514,951
Investments in affiliates	196,589	—	(99,366)
Net long-term capital gain distributions received	379	—	71,576
Net long-term capital gain distributions received from affiliates	54,217	—	—

Total	(181,535)	8,717,010	1,487,161

Net change in unrealized appreciation on:
Investments	2,275,472	16,899,104	5,151,666
Investments in affiliates	1,751,174	—	81,116

Total	4,026,646	16,899,104	5,232,782

Net realized and unrealized gain	3,845,111	25,616,114	6,719,943

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,072,252	$29,669,617	$10,714,533

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2017

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$4,021,849	$2,967,402	$—
Dividends from affiliate investments	167,057	19,648	—
Interest income	4,213	3,395	891,845

Total investment income	4,193,119	2,990,445	891,845

EXPENSES:
Investment advisory fees	383,674	265,616	1,345,964
Distribution (12b-1) fees – Service Shares	274,053	265,489	313,763
Administrative service fees – Service Shares	274,044	265,383	313,744
Shareholder servicing fees – Service Shares	104,140	102,327	119,230
Administration fees	48,734	45,270	36,105
Fund accounting fees	21,238	24,566	40,021
Legal fees	35,083	43,121	106,020
Custody fees	48,262	48,523	40,581
Trustee fees and expenses	18,717	18,854	23,943
Federal and state registration fees	33,660	34,575	43,310
Reports to shareholders	7,784	10,840	13,818
Audit and tax fees	13,984	13,984	33,002
Transfer agent fees and expenses	7,330	10,853	9,576
Compliance fees	4,515	4,198	5,204
Insurance fees	3,224	3,285	3,640
Miscellaneous expenses	2,412	2,461	3,445
Interest expenses	396	1,494	55,087
Offering costs	—	—	876

Total expenses	1,281,250	1,160,839	2,507,329

Net expense reimbursement by Advisor (See Note 4)	—	—	(32,780)
Less securities lending credit (See Note 7)	(220,058)	(194,082)	—

Net expenses	1,061,192	966,757	2,474,549

Net investment income (loss)	3,131,927	2,023,688	(1,582,704)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,009,499	1,311,819	10,234
Investments in affiliates	(11,651)	2,579	—
Net long-term capital gain distributions received	421	748	—
Foreign currency translation	—	—	214,354
Futures contracts	—	—	(9,209,044)

Total	998,269	1,315,146	(8,984,456)

Net change in unrealized appreciation (depreciation) on:
Investments	4,490,005	(388,666)	(12,574)
Investments in affiliates	141,726	(16,045)	—
Foreign currencies	—	—	1,893
Futures contracts	—	—	(2,417,948)

Total	4,631,731	(404,711)	(2,428,629)

Net realized and unrealized gain (loss)	5,630,000	910,435	(11,413,085)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,761,927	$2,934,123	$(12,995,789)

[1]Consolidated Statement of Operations for the year (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income	$1,967,294	$1,183,967	$867,154	$1,117,365
Net realized gain on investment transactions	11,575,308	28,870,387	3,598,512	39,565,775
Net change in unrealized appreciation (depreciation) on investments	9,712,500	(27,634,600)	14,916,242	(57,941,013)

Net increase (decrease) in net assets resulting from operations	23,255,102	2,419,754	19,381,908	(17,257,873)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	27,172,126	24,340,109	7,059,500	8,943,117
Shares issued to holders in reinvestment of dividends	1,397,913	962,982	64,639	343,573
Shares redeemed	(20,862,812)	(37,651,694)	(2,680,771)	(57,624,315)

Net increase (decrease)	7,707,227	(12,348,603)	4,443,368	(48,337,625)

Service Shares
Shares sold	199,930,027	159,568,384	22,239,137	69,441,913
Shares issued to holders in reinvestment of dividends	6,951,634	7,244,241	325,406	1,631,712
Shares redeemed	(276,922,332)	(111,678,118)	(52,302,305)	(101,036,005)

Net increase (decrease)	(70,040,671)	55,134,507	(29,737,762)	(29,962,380)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(492,125)	(207,479)	(64,639)	(343,573)
Net investment income – Service Shares	(1,630,366)	(773,830)	(325,464)	(1,632,424)
Net realized gains – Institutional Shares	(905,788)	(755,503)	—	—
Net realized gains – Service Shares	(5,321,268)	(6,471,426)	—	—

Total dividends and distributions	(8,349,547)	(8,208,238)	(390,103)	(1,975,997)

INCREASE (DECREASE) IN NET ASSETS	(47,427,889)	36,997,420	(6,302,589)	(97,533,875)
NET ASSETS:
Beginning of year	250,141,736	213,144,316	124,305,917	221,839,792

End of year (including accumulated undistributed net investment income (loss) of $355,378, $482,811, $(188,840) and $(627,462), respectively)	$202,713,847	$250,141,736	$118,003,328	$124,305,917

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,782,172	1,743,722	564,774	741,488
Shares issued to holders in reinvestment of dividends	91,129	65,420	5,501	31,149
Shares redeemed	(1,329,010)	(2,620,228)	(219,419)	(5,101,953)

Net increase (decrease)	544,291	(811,086)	350,856	(4,329,316)

Service Shares
Shares sold	12,920,906	10,840,713	1,767,998	5,864,650
Shares issued to holders in reinvestment of dividends	458,249	497,202	27,368	146,080
Shares redeemed	(18,252,615)	(7,558,252)	(4,287,240)	(8,539,930)

Net increase (decrease)	(4,873,460)	3,779,663	(2,491,874)	(2,529,200)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income	$584,349	$60,196	$2,869,415	$3,286,603
Net realized gain (loss) on investment transactions	2,596,131	(680,700)	1,468,963	(15,872,067)
Net change in unrealized appreciation (depreciation) on investments	16,860,179	(6,055,710)	13,684,439	(26,980,516)

Net increase (decrease) in net assets resulting from operations	20,040,659	(6,676,214)	18,022,817	(39,565,980)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	33,144,087	25,069,973	38,691,905	35,455,730
Shares issued to holders in reinvestment of dividends	388,573	631,404	1,274,678	1,643,942
Shares redeemed	(19,767,896)	(22,339,071)	(23,473,550)	(85,413,165)

Net increase (decrease)	13,764,764	3,362,306	16,493,033	(48,313,493)

Service Shares
Shares sold	20,701,621	35,927,062	32,189,333	100,982,818
Shares issued to holders in reinvestment of dividends	145,119	1,463,257	2,057,665	4,193,334
Shares redeemed	(27,463,485)	(21,214,203)	(65,581,894)	(165,420,650)

Net increase (decrease)	(6,616,745)	16,176,116	(31,334,896)	(60,244,498)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(388,573)	—	(1,274,678)	(1,643,942)
Net investment income – Service Shares	(145,119)	—	(2,057,669)	(4,195,923)
Net realized gains – Institutional Shares	—	(631,404)	—	—
Net realized gains – Service Shares	—	(1,463,257)	—	—

Total dividends and distributions	(533,692)	(2,094,661)	(3,332,347)	(5,839,865)

INCREASE (DECREASE) IN NET ASSETS	26,654,986	10,767,547	(151,393)	(153,963,836)
NET ASSETS:
Beginning of year	88,821,588	78,054,041	188,184,824	342,148,660

End of year (including accumulated undistributed net investment income of $59,283, $0, $2,624,397 and $3,133,154, respectively)	$115,476,574	$88,821,588	$188,033,431	$188,184,824

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	2,006,770	1,772,382	4,951,526	4,512,185
Shares issued to holders in reinvestment of dividends	21,587	40,815	165,543	209,686
Shares redeemed	(1,143,672)	(1,438,094)	(2,965,934)	(10,835,369)

Net increase (decrease)	884,685	375,103	2,151,135	(6,113,498)

Service Shares
Shares sold	1,297,027	2,321,172	4,135,180	11,531,894
Shares issued to holders in reinvestment of dividends	8,264	96,776	270,745	539,682
Shares redeemed	(1,691,174)	(1,390,162)	(8,418,202)	(20,706,517)

Net increase (decrease)	(385,883)	1,027,786	(4,012,277)	(8,634,941)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Core Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income (loss)	$(274,416)	$127,549	$2,210,725	$3,588,452
Net realized gain on investment transactions	3,442,012	9,526,734	2,413,490	1,436,685
Net change in unrealized appreciation (depreciation) on investments	6,836,600	(21,499,157)	(3,995,678)	(3,760,589)

Net increase (decrease) in net assets resulting from operations	10,004,196	(11,844,874)	628,537	1,264,548

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	11,036	12,821,121	9,216,113	7,863,630
Shares issued to holders in reinvestment of dividends	—	8,716,858	205,332	1,058,527
Shares redeemed	(235,506)	(67,240,595)	(1,989,593)	(81,194,484)

Net increase (decrease)	(224,470)	(45,702,616)	7,431,852	(72,272,327)

Service Shares
Shares sold	29,513,216	42,145,976	43,254,342	83,102,415
Shares issued to holders in reinvestment of dividends	2,207,160	7,756,296	3,820,498	5,306,114
Shares redeemed	(43,129,998)	(43,177,278)	(115,863,777)	(112,072,105)

Net increase (decrease)	(11,409,622)	6,724,994	(68,788,937)	(23,663,576)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	(298,762)	(152,091)	(811,674)
Net investment income – Service Shares	(9,175)	—	(2,879,314)	(3,132,368)
Net realized gains – Institutional Shares	—	(8,418,096)	(53,241)	(246,854)
Net realized gains – Service Shares	(2,197,985)	(7,756,296)	(941,209)	(2,566,989)

Total dividends and distributions	(2,207,160)	(16,473,154)	(4,025,855)	(6,757,885)

DECREASE IN NET ASSETS	(3,837,056)	(67,295,650)	(64,754,403)	(101,429,240)
NET ASSETS:
Beginning of year	70,130,591	137,426,241	211,223,230	312,652,470

End of year (including accumulated undistributed net investment income (loss) of $(56,230), $(105,707), $59,210, and $277,519, respectively)	$66,293,535	$70,130,591	$146,468,827	$211,223,230

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,118	1,063,359	966,027	830,734
Shares issued to holders in reinvestment of dividends	—	843,839	22,096	112,778
Shares redeemed	(24,419)	(6,843,142)	(211,192)	(8,581,015)

Net increase (decrease)	(23,301)	(4,935,944)	776,931	(7,637,503)

Service Shares
Shares sold	2,883,831	4,174,591	4,539,007	8,748,872
Shares issued to holders in reinvestment of dividends	208,616	755,238	405,506	566,730
Shares redeemed	(4,216,309)	(3,720,257)	(12,156,705)	(11,818,973)

Net increase (decrease)	(1,123,862)	1,209,572	(7,212,192)	(2,503,371)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tax-Exempt Fixed Income Fund		Opportunistic Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income	$1,006,148	$1,580,382	$3,412,103	$5,511,090
Net realized gain (loss) on investment transactions	1,133,091	1,058,932	(7,523,373)	(7,221,374)
Net change in unrealized appreciation (depreciation) on investments	(2,319,469)	(938,709)	9,671,466	(6,148,662)

Net increase (decrease) in net assets resulting from operations	(180,230)	1,700,605	5,560,196	(7,858,946)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	3,816,196	38,429,060
Shares issued to holders in reinvestment of dividends	—	—	331,065	417,968
Shares redeemed	—	—	(3,798,705)	(78,572,465)

Net increase (decrease)	—	—	348,556	(39,725,437)

Service Shares
Shares sold	3,874,625	12,979,454	16,100,897	43,428,974
Shares issued to holders in reinvestment of dividends	1,010,136	1,456,714	1,633,885	600,010
Shares redeemed	(22,461,531)	(31,117,120)	(41,718,076)	(110,508,644)

Net decrease	(17,576,770)	(16,680,952)	(23,983,294)	(66,479,660)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(331,065)	(417,968)
Net investment income – Service Shares	(1,010,639)	(1,616,922)	(1,633,885)	(1,253,003)

Total dividends and distributions	(1,010,639)	(1,616,922)	(1,964,950)	(1,670,971)

DECREASE IN NET ASSETS	(18,767,639)	(16,597,269)	(20,039,492)	(115,735,014)
NET ASSETS:
Beginning of year	49,084,900	65,682,169	86,741,200	202,476,214

End of year (including accumulated undistributed net investment income of $17,169, $21,660, $12,504,155 and $6,372,002, respectively)	$30,317,261	$49,084,900	$66,701,708	$86,741,200

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	423,674	4,194,821
Shares issued to holders in reinvestment of dividends	—	—	37,026	44,276
Shares redeemed	—	—	(423,729)	(8,599,533)

Net increase (decrease)	—	—	36,971	(4,360,436)

Service Shares
Shares sold	336,913	1,129,170	1,778,727	4,666,895
Shares issued to holders in reinvestment of dividends	88,393	127,229	182,229	63,426
Shares redeemed	(1,947,665)	(2,702,338)	(4,594,338)	(11,992,065)

Net decrease	(1,522,359)	(1,445,939)	(2,633,382)	(7,261,744)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth Allocation Fund		Conservative Allocation Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income	$5,194,312	$3,178,364	$1,227,141	$1,265,104
Net realized gain (loss) on investment transactions	7,919,673	9,905,335	(181,535)	14,270,781
Net change in unrealized appreciation (depreciation) on investments	49,863,254	(17,689,519)	4,026,646	(32,999,442)

Net increase (decrease) in net assets resulting from operations	62,977,239	(4,605,820)	5,072,252	(17,463,557)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	8,303,858	7,247,081	2,865,702	2,989,958
Shares issued to holders in reinvestment of dividends	609,074	241,183	525,473	564,569
Shares redeemed	(7,695,013)	(3,669,741)	(2,385,391)	(4,408,250)

Net increase (decrease)	1,217,919	3,818,523	1,005,784	(853,723)

Service Shares
Shares sold	443,722,149	296,989,947	116,123,492	65,990,766
Shares issued to holders in reinvestment of dividends	19,098,534	6,257,780	9,383,008	13,499,064
Shares redeemed	(337,382,732)	(169,145,419)	(61,713,312)	(171,431,528)

Net increase (decrease)	125,437,951	134,102,308	63,793,188	(91,941,698)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(238,018)	(104,283)	—	(76,097)
Net investment income – Service Shares	(5,978,596)	(2,091,759)	—	(1,188,165)
From net realized gains – Institutional Shares	(371,056)	(136,899)	(525,473)	(488,473)
From net realized gains – Service Shares	(13,119,938)	(4,166,021)	(9,383,008)	(12,310,898)

Total dividends and distributions	(19,707,608)	(6,498,962)	(9,908,481)	(14,063,633)

INCREASE (DECREASE) IN NET ASSETS	169,925,501	126,816,049	59,962,743	(124,322,611)
NET ASSETS:
Beginning of year	394,392,420	267,576,371	55,988,974	180,311,585

End of year (including undistributed net investment income (loss) of $(21,489), $804,411, $1,203,281, and $(23,855), respectively)	$564,317,921	$394,392,420	$115,951,717	$55,988,974

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	762,936	709,710	298,501	295,998
Shares issued to holders in reinvestment of dividends	56,923	22,753	59,781	58,505
Shares redeemed	(706,774)	(347,870)	(256,488)	(459,229)

Net increase (decrease)	113,085	384,593	101,794	(104,726)

Service Shares
Shares sold	41,175,115	30,307,654	12,164,490	6,694,655
Shares issued to holders in reinvestment of dividends	1,789,928	592,032	1,071,120	1,394,531
Shares redeemed	(30,940,749)	(16,466,202)	(6,419,892)	(18,079,390)

Net increase (decrease)	12,024,294	14,433,484	6,815,718	(9,990,204)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical Allocation Fund		Absolute Return Allocation Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income	$4,053,503	$3,227,953	$3,994,590	$6,533,346
Net realized gain (loss) on investment transactions	8,717,010	(24,709,832)	1,487,161	(10,151,865)
Net change in unrealized appreciation (depreciation) on investments	16,899,104	(20,479,455)	5,232,782	(2,371,514)

Net increase (decrease) in net assets resulting from operations	29,669,617	(41,961,334)	10,714,533	(5,990,033)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,267,953	2,608,481	484,903	1,549,885
Shares issued to holders in reinvestment of dividends	55,523	65,620	42,389	65,508
Shares redeemed	(2,912,491)	(3,048,776)	(760,732)	(3,094,449)

Net decrease	(1,589,015)	(374,675)	(233,440)	(1,479,056)

Service Shares
Shares sold	111,320,764	158,653,333	60,737,268	168,309,046
Shares issued to holders in reinvestment of dividends	3,141,480	4,361,910	3,893,353	7,023,975
Shares redeemed	(230,081,819)	(204,058,598)	(88,244,091)	(383,480,825)

Net decrease	(115,619,575)	(41,043,355)	(23,613,470)	(208,147,804)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(55,523)	(10,007)	(42,389)	(65,508)
Net investment income – Service Shares	(3,141,480)	(62,408)	(3,893,353)	(7,023,975)
Net realized gains – Institutional Shares	—	(55,613)	—	—
Net realized gains – Service Shares	—	(4,299,503)	—	—

Total dividends and distributions	(3,197,003)	(4,427,531)	(3,935,742)	(7,089,483)

DECREASE IN NET ASSETS	(90,735,976)	(87,806,895)	(17,068,119)	(222,706,376)
NET ASSETS:
Beginning of year	398,662,760	486,469,655	146,937,836	369,644,212

End of year (including undistributed net investment income of $4,003,285, $3,173,148, $612,562, and $545,324, respectively)	$307,926,784	$398,662,760	$129,869,717	$146,937,836

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	130,536	266,833	47,168	160,370
Shares issued to holders in reinvestment of dividends	5,712	6,900	4,197	6,845
Shares redeemed	(302,323)	(318,035)	(74,836)	(320,845)

Net decrease	(166,075)	(44,302)	(23,471)	(153,630)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	11,613,580	16,487,396	5,951,803	17,242,674
Shares issued to holders in reinvestment of dividends	325,879	460,603	383,582	730,903
Shares redeemed	(24,187,866)	(21,259,984)	(8,701,541)	(39,665,602)

Net decrease	(12,248,407)	(4,311,985)	(2,366,156)	(21,692,025)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Multi-Asset Income Allocation Fund		Flexible Income Allocation Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
OPERATIONS:
Net investment income	$3,131,927	$4,106,330	$2,023,688	$1,903,245
Net realized gain (loss) on investment transactions	998,269	(9,901,619)	1,315,146	(4,134,999)
Net change in unrealized appreciation (depreciation) on investments	4,631,731	1,638,638	(404,711)	862,884

Net increase (decrease) in net assets resulting from operations	8,761,927	(4,156,651)	2,934,123	(1,368,870)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	6,780	611,956
Shares issued to holders in reinvestment of dividends	—	—	1,379	26,216
Shares redeemed	—	—	(5,866)	(2,767,273)

Net increase (decrease)	—	—	2,293	(2,129,101)

Service Shares
Shares sold	74,271,420	39,307,466	36,522,245	144,421,094
Shares issued to holders in reinvestment of dividends	3,068,620	3,983,275	2,157,347	1,549,347
Shares redeemed	(70,117,642)	(67,882,712)	(54,619,675)	(171,926,473)

Net increase (decrease)	7,222,398	(24,591,971)	(15,940,083)	(25,956,032)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	—	—	(1,379)	(26,216)
Net investment income – Service Shares	(3,068,620)	(4,413,612)	(2,157,347)	(1,891,583)
Net realized gains – Service Shares	—	(434,279)	—	—

Total dividends and distributions	(3,068,620)	(4,847,891)	(2,158,726)	(1,917,799)

INCREASE (DECREASE) IN NET ASSETS	12,915,705	(33,596,513)	(15,162,393)	(31,371,802)
NET ASSETS:
Beginning of year	106,901,424	140,497,937	114,790,029	146,161,831

End of year (including undistributed accumulated net investment income of $112,867, $49,560, $38,394, and $173,432, respectively)	$119,817,129	$106,901,424	$99,627,636	$114,790,029

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	698	64,263
Shares issued to holders in reinvestment of dividends	—	—	142	2,758
Shares redeemed	—	—	(597)	(293,089)

Net increase (decrease)	—	—	243	(226,068)

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	7,247,038	3,932,161	3,781,892	15,314,531
Shares issued to holders in reinvestment of dividends	298,763	402,220	223,758	163,097
Shares redeemed	(6,846,481)	(6,815,040)	(5,653,805)	(18,202,837)

Net increase (decrease)	699,320	(2,480,659)	(1,648,155)	(2,725,209)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Managed Futures Strategy Fund[1]
	Year Ended March 31, 2017	January 19, 2016[2] Ended March 31, 2016
OPERATIONS:
Net investment loss	$(1,582,704)	$(505,223)
Net realized loss on investment transactions	(8,984,456)	(6,759,925)
Net change in unrealized appreciation (depreciation) on investments	(2,428,629)	2,386,154

Net decrease in net assets resulting from operations	(12,995,789)	(4,878,994)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	967,128	4,636,463
Shares issued to holders in reinvestment of dividends	31,103	—
Shares redeemed	(3,553,995)	(191,272)

Net increase (decrease)	(2,555,764)	4,445,191

Service Shares
Shares sold	80,280,173	201,420,675
Shares issued to holders in reinvestment of dividends	1,458,638	—
Shares redeemed	(169,364,491)	(13,628,073)

Net increase (decrease)	(87,625,680)	187,792,602

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains – Institutional Shares	(31,103)	—
Net realized gains – Service Shares	(1,458,638)	—

Total dividends and distributions	(1,489,741)	—

INCREASE (DECREASE) IN NET ASSETS	(104,666,974)	187,358,799
NET ASSETS:
Beginning of year	187,358,799	—

End of year (including accumulated undistributed net investment income (loss) of $(167,523), and $0, respectively)	$82,691,825	$187,358,799

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	104,954	464,739
Shares issued to holders in reinvestment of dividends	3,612	—
Shares redeemed	(383,824)	(19,496)

Net increase (decrease)	(275,258)	445,243

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	8,679,693	20,197,403
Shares issued to holders in reinvestment of dividends	170,402	—
Shares redeemed	(18,252,001)	(1,393,024)

Net increase (decrease)	(9,401,906)	18,804,379

[1]	Consolidated Statements of Changes in Net Assets (see note 3b).
[2]	Commencement of Operations.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$14.85	$15.29	$13.67	$11.20	$10.68
Income from investment operations:
Net investment income	0.20 [1]	0.13 [1]	0.14	0.09	0.08
Net realized and unrealized gains on investments	1.62	(0.06)[2]	1.57	2.46	0.51

Total from investment operations	1.82	0.07	1.71	2.55	0.59

Less distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.09)	(0.08)	(0.07)
Dividends from net realized gains	(0.34)	(0.40)	—	—	—

Total distributions	(0.53)	(0.51)	(0.09)	(0.08)	(0.07)

Net asset value, end of year	$16.14	$14.85	$15.29	$13.67	$11.20

Total return	12.46%	0.47%	12.51%	22.81%	5.54%
Supplemental data and ratios:
Net assets, end of year	$42,855,994	$31,353,268	$44,686,597	$44,827,864	$44,994,114
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit[4]	0.66%	0.80%	0.87%	0.90%	0.92%
After expense reimbursement (recapture) and securities lending credit[5]	0.59%	0.76%	0.85%	0.89%	0.89%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.23%	0.79%	0.88%	0.63%	0.81%
After expense reimbursement (recapture) and securities lending credit	1.30%	0.83%	0.90%	0.64%	0.84%
Portfolio turnover rate	90.46%	115.67%	53.23%	55.81%	60.92%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.66%	0.80%	0.87%	0.90%	0.92%
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.59%	0.76%	0.85%	0.89%	0.89%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$14.68	$15.14	$13.56	$11.12	$10.61
Income from investment operations:
Net investment income	0.11 [1]	0.07 [1]	0.05	—	0.02
Net realized and unrealized gains on investments	1.59	(0.08)[2]	1.56	2.45	0.51

Total from investment operations	1.70	(0.01)	1.61	2.45	0.53

Less distributions:
Dividends from net investment income	(0.11)	(0.05)	(0.03)	(0.01)	(0.02)
Dividends from net realized gains	(0.34)	(0.40)	—	—	—

Total distributions	(0.45)	(0.45)	(0.03)	(0.01)	(0.02)

Net asset value, end of year	$15.93	$14.68	$15.14	$13.56	$11.12

Total return	11.74%	(0.08)%	11.87%	22.04%	5.00%
Supplemental data and ratios:
Net assets, end of year	$159,857,853	$218,788,468	$168,457,719	$138,902,683	$136,196,479
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit[4]	1.23%	1.33%	1.44%	1.48%	1.52%
After expense reimbursement (recapture) and securities lending credit[5]	1.16%	1.27%	1.45%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.65%	0.41%	0.32%	0.05%	0.18%
After expense reimbursement (recapture) and securities lending credit	0.72%	0.47%	0.31%	0.04%	0.21%
Portfolio turnover rate	90.46%	115.67%	53.23%	55.81%	60.92%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.23%	1.33%	1.44%	1.48%	1.52%
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.16%	1.27%	1.45%	1.49%	1.49%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.37	$12.46	$11.73	$9.43	$8.39
Income from investment operations:
Net investment income	0.14 [1]	0.16 [1]	0.21	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.05	(1.03)	0.74	2.31	1.03

Total from investment operations	2.19	(0.87)	0.95	2.48	1.21

Less distributions:
Dividends from net investment income	(0.10)	(0.22)	(0.22)	(0.18)	(0.17)

Total distributions	(0.10)	(0.22)	(0.22)	(0.18)	(0.17)

Net asset value, end of year	$13.46	$11.37	$12.46	$11.73	$9.43

Total return	19.61%	(6.98)%	8.08%	26.38%	14.70%
Supplemental data and ratios:
Net assets, end of year	$11,925,354	$6,081,265	$60,596,893	$62,007,800	$60,452,681
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	1.06%	0.88%	0.86%	0.89%	0.92%
After expense reimbursement (recapture) and securities lending credit[4]	1.05%	0.84%	0.84%	0.88%	0.91%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.10%	1.25%	1.87%	1.57%	1.89%
After expense reimbursement (recapture) and securities lending credit	1.11%	1.29%	1.89%	1.58%	1.90%
Portfolio turnover rate	60.19%	152.82%	31.33%	29.10%	27.02%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.06%	0.88%	0.86%	0.89%	0.92%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.05%	0.84%	0.84%	0.88%	0.91%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.49	$12.57	$11.84	$9.52	$8.47
Income from investment operations:
Net investment income	0.09 [1]	0.06 [1]	0.15	0.13	0.14
Net realized and unrealized gains (losses) on investments	2.06	(0.99)	0.73	2.31	1.03

Total from investment operations	2.15	(0.93)	0.88	2.44	1.17

Less distributions:
Dividends from net investment income	(0.04)	(0.15)	(0.15)	(0.12)	(0.12)

Total distributions	(0.04)	(0.15)	(0.15)	(0.12)	(0.12)

Net asset value, end of year	$13.60	$11.49	$12.57	$11.84	$9.52

Total return	18.78%	(7.38)%	7.46%	25.63%	13.96%
Supplemental data and ratios:
Net assets, end of year	$106,077,974	$118,224,652	$161,242,899	$137,835,903	$139,072,035
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	1.64%	1.52%	1.43%	1.46%	1.49%
After expense reimbursement (recapture) and securities lending credit[4]	1.63%	1.48%	1.41%	1.45%	1.49%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.73%	0.44%	1.30%	1.01%	1.33%
After expense reimbursement (recapture) and securities lending credit	0.74%	0.48%	1.32%	1.02%	1.33%
Portfolio turnover rate	60.19%	152.82%	31.33%	29.10%	27.02%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.64%	1.52%	1.43%	1.46%	1.49%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.63%	1.48%	1.41%	1.45%	1.49%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$15.33	$17.62	$16.77	$13.51	$11.56
Income from investment operations:
Net investment income	0.15 [1]	0.06 [1]	0.01	—	0.07
Net realized and unrealized gains (losses) on investments	2.98	(1.93)	1.96	3.27	1.99

Total from investment operations	3.13	(1.87)	1.97	3.27	2.06

Less distributions:
Dividends from net investment income	(0.12)	—	—	(0.01)	(0.11)
Dividends from net realized gains	—	(0.42)	(1.12)	—	—

Total distributions	(0.12)	(0.42)	(1.12)	(0.01)	(0.11)

Net asset value, end of year	$18.34	$15.33	$17.62	$16.77	$13.51

Total return	20.45%	(10.61)%	11.99%	24.19%	17.95%
Supplemental data and ratios:
Net assets, end of year	$64,819,232	$40,624,613	$40,075,963	$44,695,002	$44,361,656
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.92%	1.02%	1.02%	1.05%	1.09%
After expense reimbursement (recapture) and securities lending credit[4]	0.66%	0.82%	0.91%	1.02%	1.05%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.60%	0.18%	(0.08)%	(0.04)%	0.61%
After expense reimbursement (recapture) and securities lending credit	0.86%	0.38%	0.03%	(0.01)%	0.65%
Portfolio turnover rate	42.22%	146.02%	96.24%	241.55%	143.14%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.92%	1.02%	1.02%	1.05%	1.09%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.66%	0.82%	0.91%	1.02%	1.05%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$14.96	$17.31	$16.61	$13.45	$11.50
Income from investment operations:
Net investment income (loss)	0.04 [1]	(0.03)[1]	(0.09)	(0.12)	—
Net realized and unrealized gains (losses) on investments	2.91	(1.90)	1.91	3.28	1.99

Total from investment operations	2.95	(1.93)	1.82	3.16	1.99

Less distributions:
Dividends from net investment income	(0.05)	—	—	—	(0.04)
Dividends from net realized gains	—	(0.42)	(1.12)	—	—

Total distributions	(0.05)	(0.42)	(1.12)	—	(0.04)

Net asset value, end of year	$17.86	$14.96	$17.31	$16.61	$13.45

Total return	19.71%	(11.15)%	11.19%	23.49%	17.32%
Supplemental data and ratios:
Net assets, end of year	$50,657,342	$48,196,975	$37,978,078	$32,592,001	$40,621,412
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	1.50%	1.58%	1.58%	1.60%	1.66%
After expense reimbursement (recapture) and securities lending credit[4]	1.24%	1.41%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.00%	(0.32)%	(0.62)%	(0.62)%	0.01%
After expense reimbursement (recapture) and securities lending credit	0.26%	(0.15)%	(0.63)%	(0.61)%	0.08%
Portfolio turnover rate	42.22%	146.02%	96.24%	241.55%	143.14%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.50%	1.58%	1.58%	1.60%	1.66%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.24%	1.41%	1.59%	1.59%	1.59%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$7.74	$8.75	$8.94	$8.06	$7.52
Income from investment operations:
Net investment income	0.15 [1]	0.13 [1]	0.25	0.11	0.13
Net realized and unrealized gains (losses) on investments	0.65	(0.91)	(0.26)	0.86	0.48

Total from investment operations	0.80	(0.78)	(0.01)	0.97	0.61

Less distributions:
Dividends from net investment income	(0.16)	(0.23)	(0.18)	(0.09)	(0.07)

Total distributions	(0.16)	(0.23)	(0.18)	(0.09)	(0.07)

Net asset value, end of year	$8.38	$7.74	$8.75	$8.94	$8.06

Total return	10.48%	(9.00)%	(0.10)%	12.09%	8.09%
Supplemental data and ratios:
Net assets, end of year	$75,295,608	$52,879,582	$113,316,485	$130,537,695	$85,157,441
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.84%	0.95%	0.98%	1.03%	1.09%
After expense reimbursement (recapture) and securities lending credit[4]	0.79%	0.90%	0.98%	1.03%	1.09%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.83%	1.54%	2.68%	1.44%	1.44%
After expense reimbursement (recapture) and securities lending credit	1.88%	1.59%	2.68%	1.44%	1.44%
Portfolio turnover rate	60.68%	114.74%	61.84%	75.22%	75.34%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.84%	0.95%	0.98%	1.03%	1.09%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.79%	0.90%	0.98%	1.03%	1.09%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$7.66	$8.70	$8.89	$8.05	$7.54
Income from investment operations:
Net investment income	0.11 [1]	0.08 [1]	0.17	0.07	0.08
Net realized and unrealized gains (losses) on investments	0.63	(0.91)	(0.23)	0.85	0.49

Total from investment operations	0.74	(0.83)	(0.06)	0.92	0.57

Less distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.13)	(0.08)	(0.06)

Total distributions	(0.14)	(0.21)	(0.13)	(0.08)	(0.06)

Net asset value, end of year	$8.26	$7.66	$8.70	$8.89	$8.05

Total return	9.85%	(9.59)%	(0.68)%	11.47%	7.53%
Supplemental data and ratios:
Net assets, end of year	$112,737,823	$135,305,242	$228,832,175	$238,149,375	$197,252,920
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	1.42%	1.52%	1.55%	1.60%	1.66%
After expense reimbursement (recapture) and securities lending credit[4]	1.39%	1.52%	1.59%	1.59%	1.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.36%	0.92%	1.96%	0.94%	0.93%
After expense reimbursement (recapture) and securities lending credit	1.39%	0.92%	1.92%	0.95%	1.00%
Portfolio turnover rate	60.68%	114.74%	61.84%	75.22%	75.34%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.42%	1.52%	1.55%	1.60%	1.66%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.39%	1.52%	1.59%	1.59%	1.59%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.99	$12.75	$13.42	$11.27	$9.86
Income from investment operations:
Net investment income (loss)	(0.04)[1]	(0.02)[1]	0.04	0.04	0.03
Net realized and unrealized gains (losses) on investments	1.71	(1.01)	1.60	2.79	1.40

Total from investment operations	1.67	(1.03)	1.64	2.83	1.43

Less distributions:
Dividends from net investment income	— *	—	(0.06)	(0.03)	(0.02)
Dividends from net realized gains	(0.37)	(1.73)	(2.25)	(0.65)	—

Total distributions	(0.37)	(1.73)	(2.31)	(0.68)	(0.02)

Net asset value, end of year	$11.29	$9.99	$12.75	$13.42	$11.27

Total return	17.01%	(8.42)%	12.61%	25.20%	14.56%
Supplemental data and ratios:
Net assets, end of year	$66,293,535	$69,901,093	$73,803,768	$72,351,978	$87,142,873
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	1.66%	1.59%	1.57%	1.58%	1.63%
After expense reimbursement (recapture) and securities lending credit[4]	1.59%	1.56%	1.56%	1.59%	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	(0.49)%	(0.20)%	0.25%	0.27%	0.26%
After expense reimbursement (recapture) and securities lending credit	(0.42)%	(0.17)%	0.26%	0.26%	0.29%
Portfolio turnover rate	76.37%	92.64%	59.70%	59.12%	78.58%

[1]      Net investment loss per share has been calculated based on average shares outstanding during the year.

[2]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.66%	1.59%	1.57%	1.58%	1.63%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.59%	1.56%	1.56%	1.59%	1.60%
* Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.46	$9.67	$9.37	$9.86	$9.77
Income from investment operations:
Net investment income	0.17 [1]	0.17 [1]	0.15	0.16	0.17
Net realized and unrealized gains (losses) on investments	(0.10)	(0.08)	0.33	(0.24)	0.23

Total from investment operations	0.07	0.09	0.48	(0.08)	0.40

Less distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.17)	(0.20)	(0.21)
Dividends from net realized gains	(0.06)	(0.11)	(0.01)	(0.03)	(0.10)
Return of capital	—	—	—	(0.18)	—

Total distributions	(0.28)	(0.30)	(0.18)	(0.41)	(0.31)

Net asset value, end of year	$9.25	$9.46	$9.67	$9.37	$9.86

Total return	0.74%	0.97%	5.25%	(0.72)%	4.12%
Supplemental data and ratios:
Net assets, end of year	$9,110,591	$1,970,942	$75,832,786	$88,702,582	$134,362,492
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	0.79%	0.73%	0.70%	0.70%	0.72%
After expense reimbursement (recapture) and securities lending credit[4]	0.69%	0.71%	0.69%	0.70%	0.72%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.70%	1.73%	1.71%	1.68%	1.53%
After expense reimbursement (recapture) and securities lending credit	1.80%	1.75%	1.72%	1.68%	1.53%
Portfolio turnover rate	164.81%	157.49%	185.11%	112.86%	213.80%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.79%	0.73%	0.70%	0.70%	0.72%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.69%	0.71%	0.69%	0.70%	0.72%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.54	$9.69	$9.39	$9.88	$9.78
Income from investment operations:
Net investment income	0.12 [1]	0.12 [1]	0.10	0.11	0.11
Net realized and unrealized gains (losses) on investments	(0.11)	(0.03)	0.33	(0.25)	0.24

Total from investment operations	0.01	0.09	0.43	(0.14)	0.35

Less distributions:
Dividends from net investment income	(0.17)	(0.13)	(0.12)	(0.14)	(0.15)
Dividends from net realized gains	(0.06)	(0.11)	(0.01)	(0.03)	(0.10)
Return of capital	—	—	—	(0.18)	—

Total distributions	(0.23)	(0.24)	(0.13)	(0.35)	(0.25)

Net asset value, end of year	$9.32	$9.54	$9.69	$9.39	$9.88

Total return	0.02%	1.01%	4.64%	(1.33)%	3.55%
Supplemental data and ratios:
Net assets, end of year	$137,358,236	$209,252,288	$236,819,684	$231,285,162	$281,180,497
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit[3]	1.36%	1.31%	1.29%	1.29%	1.30%
After expense reimbursement (recapture) and securities lending credit[4]	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.14%	1.22%	1.11%	1.10%	1.02%
After expense reimbursement (recapture) and securities lending credit	1.21%	1.24%	1.11%	1.10%	1.03%
Portfolio turnover rate	164.81%	157.49%	185.11%	112.86%	213.80%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.36%	1.31%	1.29%	1.29%	1.30%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.29%	1.29%	1.29%	1.29%	1.29%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.62	$11.58	$11.18	$11.70	$11.47
Income from investment operations:
Net investment income	0.30 [1]	0.31 [1]	0.32	0.34	0.33
Net realized and unrealized gains (losses) on investments	(0.38)	0.06	0.40	(0.52)	0.23

Total from investment operations	(0.08)	0.37	0.72	(0.18)	0.56

Less distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.32)	(0.34)	(0.33)

Total distributions	(0.32)	(0.33)	(0.32)	(0.34)	(0.33)

Net asset value, end of year	$11.22	$11.62	$11.58	$11.18	$11.70

Total return	(0.82)%	3.22%	6.45%	(1.48)%	4.93%
Supplemental data and ratios:
Net assets, end of year	$30,317,261	$49,084,900	$65,682,169	$63,429,577	$75,739,873
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture)[3]	1.43%	1.42%	1.38%	1.38%	1.36%
After expense reimbursement (recapture)[4]	1.29%	1.28%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.43%	2.53%	2.64%	2.90%	2.72%
After expense reimbursement (recapture)	2.57%	2.67%	2.73%	2.99%	2.79%
Portfolio turnover rate	14.50%	12.47%	33.29%	35.08%	30.36%

[1]      Net investment income per share has been calculated based on average shares outstanding during the year.

[2]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[3] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.43%	1.42%	1.38%	1.38%	1.36%
[4] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.29%	1.28%	1.29%	1.29%	1.29%

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.05	$9.53	$9.94	$10.27	$9.70
Income from investment operations:
Net investment income	0.46 [1]	0.36 [1]	0.41	0.34	0.42
Net realized and unrealized gains (losses) on investments	0.30	(0.76)	(0.32)	(0.37)	0.57

Total from investment operations	0.76	(0.40)	0.09	(0.03)	0.99

Less distributions:
Dividends from net investment income	(0.35)	(0.08)	(0.50)	(0.28)	(0.42)
Dividends from net realized gains	—	—	—	(0.02)	—

Total distributions	(0.35)	(0.08)	(0.50)	(0.30)	(0.42)

Net asset value, end of year	$9.46	$9.05	$9.53	$9.94	$10.27

Total return	8.77%	(4.22)%	0.88%	(0.21)%	10.33%
Supplemental data and ratios:
Net assets, end of year	$9,316,917	$8,572,900	$50,593,107	$65,181,311	$104,141,739
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.21%	1.13%	1.08%	1.01%	1.03%
After expense reimbursement (recapture)	0.95%	0.99%	1.05%	1.01%	1.05%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.78%	3.71%	3.84%	4.10%	4.17%
After expense reimbursement (recapture)	5.04%	3.85%	3.87%	4.10%	4.15%
Portfolio turnover rate	33.77%	41.12%	39.66%	66.49%	101.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.05	$9.55	$9.93	$10.28	$9.70
Income from investment operations:
Net investment income	0.40 [1]	0.30 [1]	0.33	0.35	0.36
Net realized and unrealized gains (losses) on investments	0.32	(0.72)	(0.29)	(0.43)	0.58

Total from investment operations	0.72	(0.42)	0.04	(0.08)	0.94

Less distributions:
Dividends from net investment income	(0.21)	(0.08)	(0.42)	(0.25)	(0.36)
Dividends from net realized gains	—	—	—	(0.02)	—

Total distributions	(0.21)	(0.08)	(0.42)	(0.27)	(0.36)

Net asset value, end of year	$9.56	$9.05	$9.55	$9.93	$10.28

Total return	8.20%	(4.44)%	0.33%	(0.71)%	9.64%
Supplemental data and ratios:
Net assets, end of year	$57,384,791	$78,168,300	$151,883,107	$147,493,694	$150,493,389
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.78%	1.68%	1.66%	1.59%	1.61%
After expense reimbursement (recapture)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.17%	3.08%	3.28%	3.51%	3.52%
After expense reimbursement (recapture)	4.40%	3.21%	3.39%	3.55%	3.58%
Portfolio turnover rate	33.77%	41.12%	39.66%	66.49%	101.49%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.46	$11.65	$11.45	$10.25	$9.63
Income from investment operations:
Net investment income (loss)	0.19 [2]	0.20 [2]	0.16	(0.03)	0.11
Net realized and unrealized gains (losses) on investments	1.20	(1.02)	0.41	1.56	0.62

Total from investment operations	1.39	(0.82)	0.57	1.53	0.73

Less distributions:
Dividends from net investment income	(0.20)	(0.16)	(0.19)	(0.11)	(0.11)
Dividends from net realized gains	(0.31)	(0.21)	(0.18)	(0.22)	—

Total distributions	(0.51)	(0.37)	(0.37)	(0.33)	(0.11)

Net asset value, end of year	$11.34	$10.46	$11.65	$11.45	$10.25

Total return	13.54%	(7.11)%	5.04%	15.00%	7.68%[3]
Supplemental data and ratios:
Net assets, end of year	$13,176,782	$10,968,769	$7,737,997	$3,534,178	$884,658
Ratio of expenses to average net assets[4,5]
Before expense reimbursement (recapture) and securities lending credit[6]	0.42%	0.43%	0.41%	0.40%	0.42%[8]
After expense reimbursement (recapture) and securities lending credit[7]	0.32%	0.31%	0.34%	0.36%	0.40%[8]
Ratio of net investment income to average net assets[9]
Before expense reimbursement (recapture) and securities lending credit	1.64%	1.67%	1.63%	1.42%	1.84%[8]
After expense reimbursement (recapture) and securities lending credit	1.74%	1.79%	1.70%	1.46%	1.86%[8]
Portfolio turnover rate	42.81%	84.98%	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]     Not annualized.

[4]     These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[6] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.42%	0.43%	0.41%	0.40%	0.42%[8]
[7] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.32%	0.31%	0.34%	0.36%	0.40%[8]

[8]      Annualized.

[9]     Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.42	$11.62	$11.43	$10.26	$9.46
Income from investment operations:
Net investment income	0.12 [1]	0.13 [1]	0.12	0.07	0.07
Net realized and unrealized gains (losses) on investments	1.20	(1.02)	0.38	1.38	0.80

Total from investment operations	1.32	(0.89)	0.50	1.45	0.87

Less distributions:
Dividends from net investment income	(0.14)	(0.10)	(0.13)	(0.06)	(0.07)
Dividends from net realized gains	(0.31)	(0.21)	(0.18)	(0.22)	—

Total distributions	(0.45)	(0.31)	(0.31)	(0.28)	(0.07)

Net asset value, end of year	$11.29	$10.42	$11.62	$11.43	$10.26

Total return	12.91%	(7.67)%	4.47%	14.20%	9.30%
Supplemental data and ratios:
Net assets, end of year	$551,141,139	$383,423,651	$259,838,374	$288,401,436	$248,122,395
Ratio of expenses to average net assets[2,3]
Before expense reimbursement (recapture) and securities lending credit[4]	1.01%	1.02%	1.00%	1.00%	1.04%
After expense reimbursement (recapture) and securities lending credit[5]	0.92%	0.91%	0.95%	1.00%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	0.99%	1.05%	0.94%	0.61%	0.76%
After expense reimbursement (recapture) and securities lending credit	1.08%	1.16%	0.99%	0.61%	0.80%
Portfolio turnover rate	42.81%	84.98%	11.96%	30.35%	18.44%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[3]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.01%	1.02%	1.00%	1.00%	1.04%
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.92%	0.91%	0.95%	1.00%	1.00%

[6]     Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.51	$11.26	$11.39	$10.43	$9.98
Income from investment operations:
Net investment income	0.19 [2]	0.16 [2]	0.26	0.18	0.14
Net realized and unrealized gains (losses) on investments	0.35	(0.89)	0.41	0.98	0.48

Total from investment operations	0.54	(0.73)	0.67	1.16	0.62

Less distributions:
Dividends from net investment income	—	(0.14)	(0.25)	(0.14)	(0.14)
Dividends from net realized gains	(0.95)	(0.88)	(0.55)	(0.06)	(0.03)

Total distributions	(0.95)	(1.02)	(0.80)	(0.20)	(0.17)

Net asset value, end of year	$9.10	$9.51	$11.26	$11.39	$10.43

Total return	6.09%	(6.65)%	6.01%	11.13%	6.29%	[3]
Supplemental data and ratios:
Net assets, end of year	$4,966,270	$4,220,428	$6,173,168	$2,680,327	$879,348
Ratio of expenses to average net assets[4,5]
Before expense reimbursement (recapture) and securities lending credit[6]	0.51%	0.47%	0.42%	0.43%	0.43%	[8]
After expense reimbursement (recapture) and securities lending credit[7]	0.30%	0.37%	0.37%	0.38%	0.38%	[8]
Ratio of net investment income to average net assets[9]
Before expense reimbursement (recapture) and securities lending credit	1.78%	1.39%	1.96%	1.42%	2.10%	[8]
After expense reimbursement (recapture) and securities lending credit	1.99%	1.49%	2.01%	1.47%	2.15%	[8]
Portfolio turnover rate	44.43%	130.77%	38.36%	69.17%	67.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]     Not annualized.

[4]     These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[6] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.51%	0.47%	0.42%	0.43%	0.43%[9]
[7] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.30%	0.37%	0.37%	0.38%	0.38%[9]

[8]      Annualized.

[9]     Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.53	$11.29	$11.39	$10.44	$9.76
Income from investment operations:
Net investment income	0.12 [1]	0.09 [1]	0.15	0.08	0.09
Net realized and unrealized gains (losses) on investments	0.36	(0.89)	0.46	1.01	0.71

Total from investment operations	0.48	(0.80)	0.61	1.09	0.80

Less distributions:
Dividends from net investment income	—	(0.08)	(0.16)	(0.08)	(0.09)
Dividends from net realized gains	(0.95)	(0.88)	(0.55)	(0.06)	(0.03)

Total distributions	(0.95)	(0.96)	(0.71)	(0.14)	(0.12)

Net asset value, end of year	$9.06	$9.53	$11.29	$11.39	$10.44

Total return	5.44%	(7.18)%	5.42%	10.40%	8.25%
Supplemental data and ratios:
Net assets, end of year	$110,985,447	$51,768,546	$174,138,417	$195,498,995	$228,905,423
Ratio of expenses to average net assets[2,3]
Before expense reimbursement (recapture) and securities lending credit[4]	1.10%	1.05%	1.01%	1.02%	1.05%
After expense reimbursement (recapture) and securities lending credit[5]	0.89%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.10%	0.79%	1.17%	0.67%	0.94%
After expense reimbursement (recapture) and securities lending credit	1.31%	0.85%	1.18%	0.69%	0.99%
Portfolio turnover rate	44.43%	130.77%	38.36%	69.17%	67.22%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[3]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.10%	1.05%	1.01%	1.02%	1.05%
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.89%	0.99%	1.00%	1.00%	1.00%

[6]     Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.38	$10.34	$10.80	$10.25	$9.75
Income from investment operations:
Net investment income	0.18 [2]	0.13 [2]	0.17	0.07	0.13
Net realized and unrealized gains on investments	0.81	(0.97)	0.21	0.75	0.55

Total from investment operations	0.99	(0.84)	0.38	0.82	0.68

Less distributions:
Dividends from net investment income	(0.12)	(0.02)	(0.20)	(0.09)	(0.14)
Dividends from net realized gains	—	(0.10)	(0.64)	(0.18)	(0.04)

Total distributions	(0.12)	(0.12)	(0.84)	(0.27)	(0.18)

Net asset value, end of year	$10.25	$9.38	$10.34	$10.80	$10.25

Total return	10.63%	(8.18)%	3.63%	8.01%	7.11%[3]
Supplemental data and ratios:
Net assets, end of year	$3,767,220	$5,005,303	$5,977,217	$1,496,066	$810,333
Ratio of expenses to average net assets[4,5]
Before expense reimbursement (recapture) and securities lending credit[6]	0.53%	0.51%	0.51%	0.51%	0.52%[8]
After expense reimbursement (recapture) and securities lending credit[7]	0.40%	0.41%	0.36%	0.46%	0.46%[8]
Ratio of net investment income to average net assets[9]
Before expense reimbursement (recapture) and securities lending credit	1.69%	1.20%	2.01%	1.14%	1.89%[8]
After expense reimbursement (recapture) and securities lending credit	1.82%	1.30%	2.16%	1.19%	1.95%[8]
Portfolio turnover rate	336.50%	348.05%	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]     Not annualized.

[4]     These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[6] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.53%	0.51%	0.51%	0.51%	0.52%[8]
[7] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.40%	0.41%	0.36%	0.46%	0.46%[8]

[8]     Annualized.

[9]     Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.32	$10.32	$10.79	$10.27	$9.54
Income from investment operations:
Net investment income	0.11 [1]	0.07 [1]	0.15	0.05	0.09
Net realized and unrealized gains (losses) on investments	0.82	(0.97)	0.17	0.70	0.78

Total from investment operations	0.93	(0.90)	0.32	0.75	0.87

Less distributions:
Dividends from net investment income	(0.10)	— *	(0.15)	(0.05)	(0.10)
Dividends from net realized gains	—	(0.10)	(0.64)	(0.18)	(0.04)

Total distributions	(0.10)	(0.10)	(0.79)	(0.23)	(0.14)

Net asset value, end of year	$10.15	$9.32	$10.32	$10.79	$10.27

Total return	10.05%	(8.74)%	3.08%	7.27%	9.15%
Supplemental data and ratios:
Net assets, end of year	$304,159,564	$393,657,458	$480,492,438	$377,469,190	$310,316,243
Ratio of expenses to average net assets[2,3]
Before expense reimbursement (recapture) and securities lending credit[4]	1.12%	1.11%	1.10%	1.10%	1.15%
After expense reimbursement (recapture) and securities lending credit[5]	1.00%	1.01%	0.97%	1.10%	1.10%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	1.07%	0.62%	1.30%	0.51%	0.90%
After expense reimbursement (recapture) and securities lending credit	1.19%	0.72%	1.43%	0.51%	0.95%
Portfolio turnover rate	336.50%	348.05%	214.84%	244.90%	195.89%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[3]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.12%	1.11%	1.10%	1.10%	1.15%
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.00%	1.01%	0.97%	1.10%	1.10%

[6]      Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*    Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.80	$10.02	$10.00	$10.16	$10.19
Income from investment operations:
Net investment income	0.37 [2]	0.26 [2]	0.40	0.41	0.18
Net realized and unrealized gains (losses) on investments	0.52	(0.21)	(0.10)[3]	(0.31)	(0.02)

Total from investment operations	0.89	0.05	0.30	0.10	0.16

Less distributions:
Dividends from net investment income	(0.40)	(0.27)	(0.28)	(0.26)	(0.18)
Dividends from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.40)	(0.27)	(0.28)	(0.26)	(0.19)

Net asset value, end of year	$10.29	$9.80	$10.02	$10.00	$10.16

Total return	9.14%	0.56%	3.05%	1.08%	1.53%[4]
Supplemental data and ratios:
Net assets, end of year	$921,609	$1,107,629	$2,673,347	$1,014,889	$569,773
Ratio of expenses to average net assets[5,6]
Before expense reimbursement (recapture) and securities lending credit[7]	0.58%	0.53%	0.51%	0.51%	0.51%[9]
After expense reimbursement (recapture) and securities lending credit[8]	0.50%	0.39%	0.34%	0.36%	0.47%[9]
Ratio of net investment income to average net assets[10]
Before expense reimbursement (recapture) and securities lending credit	3.58%	2.49%	2.64%	2.24%	2.59%[9]
After expense reimbursement (recapture) and securities lending credit	3.66%	2.63%	2.81%	2.39%	2.63%[9]
Portfolio turnover rate	41.66%	200.13%	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]     Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

[4]     Not annualized.

[5]      These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[6]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[7] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.58%	0.53%	0.51%	0.51%	0.51%[9]
[8] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.50%	0.39%	0.34%	0.36%	0.47%[9]
[9]	Annualized.
[10]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.81	$10.04	$10.01	$10.17	$10.04
Income from investment operations:
Net investment income	0.30 [1]	0.20 [1]	0.23	0.19	0.14
Net realized and unrealized gains (losses) on investments	0.53	(0.22)	0.02	(0.15)	0.13

Total from investment operations	0.83	(0.02)	0.25	0.04	0.27

Less distributions:
Dividends from net investment income	(0.32)	(0.21)	(0.22)	(0.20)	(0.13)
Dividends from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.32)	(0.21)	(0.22)	(0.20)	(0.14)

Net asset value, end of year	$10.32	$9.81	$10.04	$10.01	$10.17

Total return	8.54%	(0.19)%	2.47%	0.43%	2.71%
Supplemental data and ratios:
Net assets, end of year	$128,948,108	$145,830,207	$366,970,865	$449,186,398	$509,704,884
Ratio of expenses to average net assets[2,3]
Before expense reimbursement (recapture) and securities lending credit[4]	1.18%	1.13%	1.11%	1.10%	1.13%
After expense reimbursement (recapture) and securities lending credit[5]	1.10%	0.99%	0.93%	1.00%	1.10%
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and securities lending credit	2.91%	1.92%	1.92%	1.64%	1.80%
After expense reimbursement (recapture) and securities lending credit	2.99%	2.06%	2.10%	1.74%	1.83%
Portfolio turnover rate	41.66%	200.13%	91.93%	134.44%	64.86%

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Net investment income per share has been calculated based on average shares outstanding during the year.

[2]      These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[3]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.18%	1.13%	1.11%	1.10%	1.13%
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.10%	0.99%	0.93%	1.00%	1.10%
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.94	$10.62	$10.76	$10.58	$10.00
Income from investment operations:
Net investment income	0.29 [2]	0.34 [2]	0.36	0.38	0.22
Net realized and unrealized gains (losses) on investments	0.52	(0.61)	(0.05)	0.21	0.53

Total from investment operations	0.81	(0.27)	0.31	0.59	0.75

Less distributions:
Dividends from net investment income	(0.29)	(0.37)	(0.38)	(0.40)	(0.17)
Dividends from net realized gains	—	(0.04)	(0.07)	(0.01)	—

Total distributions	(0.29)	(0.41)	(0.45)	(0.41)	(0.17)

Net asset value, end of year	$10.46	$9.94	$10.62	$10.76	$10.58

Total return	8.24%	(2.49)%	3.01%	5.63%	7.55%[3]
Supplemental data and ratios:
Net assets, end of year	$119,817,129	$106,901,424	$140,497,937	$115,477,776	$73,269,622
Ratio of expenses to average net assets[4,5]
Before expense reimbursement (recapture) and securities lending credit[6]	1.17%	1.17%	1.14%	1.18%	1.33%[8]
After expense reimbursement (recapture) and securities lending credit[7]	0.97%	0.96%	0.88%	0.88%	1.10%[8]
Ratio of net investment income to average net assets[9]
Before expense reimbursement (recapture) and securities lending credit	2.66%	3.15%	3.23%	3.66%	3.66%[8]
After expense reimbursement (recapture) and securities lending credit	2.86%	3.36%	3.49%	3.96%	3.89%[8]
Portfolio turnover rate	61.25%	145.43%	66.76%	100.40%	21.35%[3]

[1]      Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]      Not annualized.

[4]     These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]      The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[6] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.17%	1.17%	1.14%	1.18%	1.33%[8]
[7] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.97%	0.96%	0.88%	0.88%	1.10%[8]
[8]	Annualized.
[9]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.62	$9.76	$9.65	$10.00	$10.01
Income from investment operations:
Net investment income	0.24 [2]	0.18 [2]	0.25	0.19	0.13
Net realized and unrealized gains (losses) on investments	0.07	(0.11)	0.11	(0.27)	(0.04)

Total from investment operations	0.31	0.07	0.36	(0.08)	0.09

Less distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.25)	(0.24)	(0.10)
Dividends from net realized gains	—	—	—	(0.03)	— *

Total distributions	(0.26)	(0.21)	(0.25)	(0.27)	(0.10)

Net asset value, end of year	$9.67	$9.62	$9.76	$9.65	$10.00

Total return	3.23%	0.70%	3.75%	(0.83)%	0.88%[3]
Supplemental data and ratios:
Net assets, end of year	$52,492	$49,872	$2,257,327	$960,185	$503,918
Ratio of expenses to average net assets[4,5]
Before expense reimbursement (recapture) and securities lending credit[6]	0.50%	0.44%	0.42%	0.41%	0.50%[8]
After expense reimbursement (recapture) and securities lending credit[7]	0.37%	0.36%	0.31%	0.32%	0.43%[8]
Ratio of net investment income to average net assets[9]
Before expense reimbursement (recapture) and securities lending credit	2.32%	1.76%	2.66%	1.98%	2.44%[8]
After expense reimbursement (recapture) and securities lending credit	2.45%	1.84%	2.77%	2.07%	2.51%[8]
Portfolio turnover rate	114.68%	147.81%	22.67%	67.82%	18.75%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]     Annualized.

[4]     These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[6] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.50%	0.44%	0.42%	0.41%	0.50%[8]
[7] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.37%	0.36%	0.31%	0.32%	0.43%[8]
[8]	Not annualized.
[9]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.55	$9.77	$9.64	$9.98	$10.00
Income from investment operations:
Net investment income	0.18 [2]	0.14 [2]	0.19	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.08	(0.21)	0.13	(0.30)	(0.04)

Total from investment operations	0.26	(0.07)	0.32	(0.15)	0.06

Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.19)	(0.16)	(0.08)
Dividends from net realized gains	—	—	—	(0.03)	— *

Total distributions	(0.20)	(0.15)	(0.19)	(0.19)	(0.08)

Net asset value, end of year	$9.61	$9.55	$9.77	$9.64	$9.98

Total return	2.73%	(0.75)%	3.32%	(1.47)%	0.59%[3]
Supplemental data and ratios:
Net assets, end of year	$99,575,144	$114,740,157	$143,904,504	$213,499,393	$227,815,865
Ratio of expenses to average net assets[4,5]
Before expense reimbursement (recapture) and securities lending credit[6]	1.09%	1.04%	1.02%	1.01%	1.09%[8]
After expense reimbursement (recapture) and securities lending credit[7]	0.91%	0.93%	0.92%	0.92%	1.03%[8]
Ratio of net investment income to average net assets[9]
Before expense reimbursement (recapture) and securities lending credit	1.72%	1.32%	1.72%	1.40%	1.78%[8]
After expense reimbursement (recapture) and securities lending credit	1.90%	1.43%	1.82%	1.49%	1.84%[8]
Portfolio turnover rate	114.68%	147.81%	22.67%	67.82%	18.75%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment income per share has been calculated based on average shares outstanding during the year.

[3]     Not annualized.

[4]     These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]     The ratio of expenses to average net assets includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

[6] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.09%	1.04%	1.02%	1.01%	1.09%[8]
[7] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	0.91%	0.93%	0.92%	0.92%	1.03%[8]
[8]	Annualized.
[9]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional		Service
	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016	Year Ended March 31, 2017	January 19, 2016[1] Through March 31, 2016
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	9.75	$10.00	9.73	$10.00
Income from investment operations:
Net investment loss	(0.06)[2]	(0.02)[2]	(0.11)[2]	(0.03)[2]
Net realized and unrealized losses on investments	(0.83)	(0.23)	(0.82)	(0.24)

Total from investment operations	(0.89)	(0.25)	(0.93)	(0.27)

Less distributions:
Dividends from net investment income	—	—	—	—
Dividends from net realized gains	(0.16)	—	(0.16)	—

Total distributions	(0.16)	—	(0.16)	—

Net asset value, end of year	8.70	9.75	8.64	9.73

Total return	(9.17)%	(2.50)%[3]	(9.70)%	(2.70)%[3]
Supplemental data and ratios:
Net assets, end of year	$1,478,880	$4,338,706	$81,212,945	$183,020,093
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit[4]	1.37%	1.61%[6]	1.97%	2.20%[6]
After expense reimbursement (recapture) and securities lending credit[5]	1.34%	1.30%[6]	1.94%	1.90%[6]
Ratio of net investment loss to average net assets
Before expense reimbursement (recapture) and securities lending credit	(0.69)%	(1.12)%[6]	(1.27)%	(1.71)%[6]
After expense reimbursement (recapture) and securities lending credit	(0.66)%	(0.81)%[6]	(1.24)%	(1.41)%[6]
Portfolio turnover rate	0.00%	0.00%[3]	0.00%	0.00%[3]

Portfolio Turnover is calculated for the Fund as a whole.

[1]     Commencement of operations.

[2]     Net investment loss per share has been calculated based on average shares outstanding during the year.

[3]     Not annualized.

[4] Before expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.33%	1.61%[6]	1.93%	2.20%[6]
[5] After expense reimbursement (recapture) and securities lending credit excluding interest expense.	1.30%	1.30%[6]	1.90%	1.90%[6]
[6]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Opportunistic Equity Fund, GuideMark® Core Fixed Income Fund and GuideMark® Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 8 funds: GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund and GuidePath® Managed Futures Strategy Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMark® Opportunistic Fixed Income Fund, GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMark® Opportunistic Equity Fund and GuideMark® Opportunistic Fixed Income Fund commenced operations on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. Each Fund offers two classes of shares: Service Shares and Institutional Shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund each operate as a “Fund of Funds,” investing primarily in registered mutual funds, including exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3  – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the period, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments.  The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments.  The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2017:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$192,924,615	$—	$—	$192,924,615
Investment Companies	3,221,451	—	—	3,221,451
Real Estate Investment Trusts	5,264,332	—	—	5,264,332
Short Term Investments	1,373,130	—	—	1,373,130
Investments Purchased as Securities Lending Collateral*	—	—	—	49,865,866

Total Investments in Securities	$202,783,528	$—	$—	$252,649,394

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,275,010	$7,856,810	$—	$10,131,820
Consumer Staples	4,558,377	5,333,516	—	9,891,893
Energy	1,414,112	6,495,610	—	7,909,722
Financials	4,375,114	14,829,834	—	19,204,948
Health Care	117,286	996,361	—	1,113,647
Industrials	793,464	3,614,574	—	4,408,038
Information Technology	5,752,777	19,833,298	—	25,586,075
Materials	2,573,002	3,152,516	—	5,725,518
Real Estate	—	2,052,147	—	2,052,147
Telecommunication Services	1,566,276	5,794,356	—	7,360,632
Utilities	1,758,559	616,150	—	2,374,709

Total Common Stocks	25,183,977	70,575,172	—	95,759,149
Preferred Stocks
Consumer Staples	—	622,981	—	622,981
Energy	453,952	—	—	453,952
Financials	1,805,985	—	—	1,805,985
Information Technology	—	694,709	—	694,709
Materials	707,481	276,644	—	984,125
Utilities	1,065,377	—	—	1,065,377

Total Preferred Stocks	4,032,795	1,594,334	—	5,627,129
Investment Companies	14,698,591	—	—	14,698,591
Real Estate Investment Trusts	114,390	—	—	114,390
Short Term Investments	6,930,284	—	—	6,930,284
Investments Purchased as Securities Lending Collateral*	—	—	—	838,995

Total Investments in Securities	$50,960,037	$72,169,506	$—	$123,968,538

Other Financial Instruments**
Forward Currency Contracts	$—	$(1,885)	$—	$(1,885)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forwards. Forwards are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$1,662,109
Transfers out of Level 1	(1,013,754)

Net Transfers into/(out of) Level 1	$648,355

Transfers into Level 2	$1,013,754
Transfers out of Level 2	(1,662,109)

Net Transfers into/(out of) Level 2	$(648,355)

Transfers between Level 1 and Level 2 were made due to valuation adjustments for certain foreign common stocks applied at the beginning or end of the reporting period when correlation patterns of price movements of foreign securities to the intraday trading in the U.S. markets reached the Fund’s predetermined threshold.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Rights
Balance as of April 1, 2016	$0
Purchases	—
Sales proceeds and paydowns	0
Accreted discounts, net	—
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	—
Transfers into/(out of) Level 3	—

Balance as of March 31, 2017	$—

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at March 31, 2017.	$—

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$101,173,868	$—	$0	$101,173,868
Investment Companies	3,629,903	—	—	3,629,903
Real Estate Investment Trusts	9,257,263	—	—	9,257,263

Total Equity	114,061,034	—	0	114,061,034
Fixed Income
Corporate Obligations	—	4,988	—	4,988

Total Fixed Income	—	4,988	—	4,988
Rights	—	—	0	0
Short Term Investments	1,276,523	—	—	1,276,523
Investments Purchased as Securities Lending Collateral*	—	—	—	32,709,937

Total Investments in Securities	$115,337,557	$4,988	$—	$148,052,482

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights	Real Estate Investment Trusts
Balance as of April 1, 2016	$—	$0	$0
Purchases	0	0	—
Sales proceeds and paydowns	—	—	(14,130)
Accreted discounts, net	—	—	—
Realized gain (loss)	—	—	(61,709)
Change in unrealized appreciation (depreciation)	—	—	75,839
Transfers into/(out of) Level 3	—	—	—

Balance as of March 31, 2017	$0	$0	$—

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2017.	$—	$—	$—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,388,475	$28,206,464	$—	$29,594,939
Consumer Staples	3,086,257	22,064,276	—	25,150,533
Energy	1,684,267	6,242,140	—	7,926,407
Financials	6,102,815	31,949,889	—	38,052,704
Health Care	749,457	15,852,501	—	16,601,958
Industrials	811,467	24,731,978	—	25,543,445
Information Technology	1,074,345	12,473,654	—	13,547,999
Materials	947,335	14,414,384	—	15,361,719
Real Estate	—	1,064,265	—	1,064,265
Telecommunication Services	171,273	4,367,305	—	4,538,578
Utilities	57,861	3,520,218	—	3,578,079

Total Common Stocks	16,073,552	164,887,074	—	180,960,626
Investment Companies	3,455,741	—	—	3,455,741
Participatory Notes	—	106,197	—	106,197
Preferred Stocks
Consumer Discretionary	—	59,478	—	59,478
Consumer Staples	—	188,931	—	188,931
Materials	—	509,487	—	509,487

Total Preferred Stocks	—	757,896	—	757,896
Real Estate Investment Trusts	72,653	570,964	—	643,617
Short Term Investments	760,253	—	—	760,253
Investments Purchased as Securities Lending Collateral*	—	—	—	2,977,876

Total Investments in Securities	$20,362,199	$166,322,131	$—	$189,662,206

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$822,469
Transfers out of Level 1	(229,631)

Net Transfers into/(out of) Level 1	$592,838

Transfers into Level 2	$229,631
Transfers out of Level 2	(822,469)

Net Transfers into/(out of) Level 2	$(592,838)

Transfers between Level 1 and Level 2 were made due to valuation adjustments for certain foreign common stocks applied at the beginning or end of the reporting period when correlation patterns of price movements of foreign securities to the intraday trading in the U.S. markets reached the Fund’s predetermined threshold.

There were no transfers in or out of Level 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$62,938,658	$—	$—	$62,938,658
Real Estate Investment Trusts	956,613	—	—	956,613
Short Term Investments	2,228,609	—	—	2,228,609
Investments Purchased as Securities Lending Collateral*	—	—	—	19,335,822

Total Investments in Securities	$66,123,880	$—	$—	$85,459,702

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$14,924,446	$—	$14,924,446
Collateralized Mortgage Obligations	—	6,701,851	—	6,701,851
Corporate Obligations	—	56,178,993	—	56,178,993
Foreign Government Debt Obligations	—	1,385,430	—	1,385,430
Mortgage Backed Securities – U.S. Government Agency	—	45,919,655	—	45,919,655
Municipal Debt Obligations	—	705,657	—	705,657
U.S. Treasury Obligations	—	26,038,157	—	26,038,157

Total Fixed Income	—	151,854,189	—	151,854,189
Short Term Investments	5,098,863	—	—	5,098,863
Investments Purchased as Securities Lending Collateral*	—	—	—	7,147,649

Total Investments in Securities	$5,098,863	$151,854,189	$—	$164,100,701

Other Financial Instruments**
Futures	$20,337	$—	$—	$20,337
Swaps	—	235,441	—	235,441

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Debt Obligations	$—	$29,745,250	$—	$29,745,250
Short Term Investments	559,642	—	—	559,642

Total Investments in Securities	$559,642	$29,745,250	$—	$30,304,892

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$—	$4,486	$0	$4,486
Preferred Stock	—	12,138	—	12,138

Total Equity	—	$16,624	—	16,624
Fixed Income
Collateralized Mortgage Obligations	—	12,333,409	—	12,333,409
Convertible Obligations	—	833,633	—	833,633
Corporate Obligations	—	376,313	—	376,313
Foreign Government Obligations	—	31,474,267	—	31,474,267
Mortgage Backed Securities – U.S. Government Agency	—	8,372,095	—	8,372,095

Total Fixed Income	—	53,389,717	—	53,389,717
Warrants	—	—	0	0
Short Term Investments	5,547,102	1,818,126	—	7,365,228

Total Investments in Securities	$5,547,102	$55,224,467	$0	$60,771,569

Other Financial Instruments*
Forward Currency Contracts	$—	$961,611	$—	$961,611
Swaps	—	(1,151,405)	—	(1,151,405)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and swaps. Forward currency contracts and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

Level 3 Reconciliation Disclosure

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Warrants
Balance as of April 1, 2016	$—	$—
Purchases	0	0
Sales proceeds and paydowns	—	—
Accreted discounts, net	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2017	$0	$0

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2017.	$—	$—

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$557,395,398	$—	$—	$557,395,398
Short Term Investments	6,552,272	—	—	6,552,272
Investments Purchased as Securities Lending Collateral*	—	—	—	91,758,279

Total Investments in Securities	$563,947,670	$—	$—	$655,705,949

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$114,478,850	$—	$—	$114,478,850
Short Term Investments	1,263,400	—	—	1,263,400
Investments Purchased as Securities Lending Collateral*	—	—	—	32,173,173

Total Investments in Securities	$115,742,250	$—	$—	$147,915,423

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$304,539,015	$—	$—	$304,539,015
Short Term Investments	3,594,112	—	—	3,594,112
Investments Purchased as Securities Lending Collateral*	—	—	—	24,291,888

Total Investments in Securities	$308,133,127	$—	$—	$332,425,015

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$128,344,439	$—	$—	$128,344,439
Short Term Investments	1,317,235	—	—	1,317,235
Investments Purchased as Securities Lending Collateral*	—	—	—	30,145,575

Total Investments in Securities	$129,661,674	$—	$—	$159,807,249

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$118,453,361	$—	$—	$118,453,361
Short Term Investments	1,684,665	—	—	1,684,665
Investments Purchased as Securities Lending Collateral*	—	—	—	19,755,971

Total Investments in Securities	$120,138,026	$—	$—	$139,893,997

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$98,709,386	$—	$—	$98,709,386
Short Term Investments	1,001,983	—	—	1,001,983
Investments Purchased as Securities Lending Collateral*	—	—	—	18,216,561

Total Investments in Securities	$99,711,369	$—	$—	$117,927,930

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$254,234	$82,001,530	$—	$82,255,764

Total Investments in Securities	$254,234	$82,001,530	$—	$82,255,764

Other Financial Instruments*
Futures	$(57,352)	$—	$—	$(57,352)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath®

Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements other than the below.

On May 25, 2017 the Board of Trustees approved the liquidation of the GuideMark Opportunistic Equity Fund. The Fund will be liquidated on or about July 31, 2017. Shareholders of the Fund will receive a supplement to the Prospectus dated July 31, 2016.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2017, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Emerging Markets Fund

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

Balance Sheet – Values of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	$—	Depreciation of forward currency contracts	$1,885
Total		$—		$1,885

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

Amount of Realized Loss on Derivatives Recognized in Income
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$(21,022)	$(21,022)
Total	$(21,022)	$(21,022)

Change in Unrealized Depreciation on Derivatives Recognized in Income
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$(1,885)	$(1,885)
Total	$(1,885)	$(1,885)

GuideMark® World ex-US Fund

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund was not invested in these instruments at March 31, 2017. The Fund was not invested in these instruments at March 31, 2016 and has no change in unrealized at the end of the period.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

Amount of Realized gain on Derivatives Recognized in Income
	Forward Currency Contracts	Total
Foreign Exchange Contracts	$13,851	$13,851
Total	$13,851	$13,851

GuideMark® Core Fixed Income Fund

During the period, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the period included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the period primarily to manage interest rate risk. The Fund used investment grade CDX to efficiently manage investment grade credit exposure.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$14,179	Depreciation on swap agreements	$—

Interest Rate Contracts – Swaps	Appreciation on swap agreements	221,262	Depreciation on swap agreements	—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	32,909	Unrealized depreciation on futures contracts	12,572
Total		$268,350		$12,572

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Purchased Options*	Written Options	Total
Credit Contracts	$—	$(95,671)	$—	$—	$(95,671)
Foreign Exchange Contracts	—	—	(317)	(13,945)	(14,262)
Interest Rate Contracts	(27,497)	60,019	—	—	32,522
Total	$(27,497)	$(35,652)	$(317)	$(13,945)	$(77,411)

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Swaps	Total
Credit Contracts	$—	$14,179	$14,179
Interest Rate Contracts	8,080	226,488	234,568
Total	$8,080	$240,667	$248,747

GuideMark® Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize total investment returns through exposure to investments in fixed-income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest Rate Contracts – Swaps	Appreciation on swap agreements	$52,500	Depreciation on swap agreements	$1,203,905

Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	1,323,677	Depreciation of forward currency contracts	362,066
Total		$1,376,177		$1,565,971

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$(1,979,287)	$—	$(1,979,287)
Interest Rate Contracts	—	(582,164)	(582,164)
Total	$(1,979,287)	$(582,164)	$(2,561,451)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Swaps	Total
Foreign Exchange Contracts	$2,993,489	$—	$2,993,489
Interest Rate Contracts	—	1,401,951	1,401,951
Total	$2,993,489	$1,401,951	$4,395,440

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended March 31, 2017, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2017

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts	$393,627	Unrealized depreciation on futures contracts	$544,886

Equity Contracts – Futures*	Unrealized appreciation on futures contracts	1,029,261	Unrealized depreciation on futures contracts	286,973

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts	45,339	Unrealized depreciation on futures contracts	372,954

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts	170,422	Unrealized depreciation on futures contracts	491,188
Total		$1,638,649		$1,696,001

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2017

Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Futures Contracts		Futures Contracts
Commodity Contracts	$(8,248,030)	Commodity Contracts	$1,038,759
Equity Contracts	449,364	Equity Contracts	(886,098)
Foreign Exchange Contracts	(1,826,316)	Foreign Exchange Contracts	(1,454,408)
Interest Rate Contracts	415,938	Interest Rate Contracts	(1,116,201)
Total	$(9,209,044)	Total	$(2,417,948)

The average monthly value outstanding of written options during the year ended March 31, 2017 were as follows:

	GuideMark® Emerging Markets Fund	GuideMark® Core Fixed Income Fund^	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Written Options	$—	$(3,244)	$—	$—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

The average monthly notional amount outstanding of futures, forwards and swaps during the year ended March 31, 2017 were as follows:

Long Positions	GuideMark® Emerging Markets Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$—	$12,906,506	$—	$739,061,719
Forwards*	$105,435	$—	$44,278,260	$—
Swaps	$—	$7,932,692	$14,609,231	$—

Short Positions	GuideMark® Emerging Markets Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Futures	$—	$(9,794,448)	$—	$(141,908,278)
Forwards*	$(21,699)	$—	$(6,269,459)	$—

Cross Currency	GuideMark® Emerging Markets Fund	GuideMark® Core Fixed Income Fund	GuideMark® Opportunistic Fixed Income Fund	GuidePath® Managed Futures Strategy Fund
Forwards*	$—	$—	$14,005,318	$—

^

The GuideMark® Core Fixed Income Fund had purchased options during the year ended March 31, 2017, however due to the timing of these transactions the average monthly value for the Fund was $0. For more information about the purchased option activity of this Fund, see the Statement of Operations for this Fund.

*

The GuideMark® World ex-US Fund had forward transactions during the year ended March 31, 2017, however due to the timing of these transactions the average monthly notional amount for the Fund was $0. For more information about the forward activity of this Fund, see the Statement of Operations for this Fund.

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. See note 9 for options written.

Offsetting Assets and Liabilities

GuideMark® Emerging Markets Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$1,885	$—	$1,885	$—	$—	$1,885

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures*
Credit Suisse	$32,909	$(12,572)	$20,337	$—	$—	$20,337
Swaps
Morgan Stanley	235,441	—	235,441	—	—	235,441

	$268,350	$(12,572)	$255,778	$—	$—	$255,778

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures*
Credit Suisse	$12,572	$(12,572)	$—	$—	$—	$—
Swaps
Morgan Stanley	—	—	—	—	—	—

	$12,572	$(12,572)	$—	$—	$—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Open Futures Contracts. Variation margin is presented on the Statement of Assets and Liabilities.

GuideMark® Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

The table below, as of March 31, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$9,309	$—	$9,309	$(5,115)	$—	$4,194
Barclays	30,966	—	30,966	(30,966)	—	—
Citibank	311,315	—	311,315	(51,446)	—	259,869
Deutsche Bank	666,354	—	666,354	(15,380)	—	650,974
Goldman Sachs	6,293	—	6,293	(6,293)	—	—
HSBC	43,658	—	43,658	(43,658)	—	—
JP Morgan Chase	255,782	—	255,782	(65,974)	—	189,808
Morgan Stanley	—	—	—	—	—	—
UBS	—	—	—	—	—	—
Swaps
Citibank	52,500	—	52,500	—	—	52,500
JP Morgan Chase	—	—	—	—	—	—

	$1,376,177	$—	$1,376,177	$(218,832)	$—	$1,157,345

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Bank of America	$5,115	$—	$5,115	$(5,115)	$—	$—
Barclays	48,954	—	48,954	(30,966)	—	17,988
Citibank	51,446	—	51,446	(51,446)	—	—
Deutsche Bank	15,380	—	15,380	(15,380)	—	—
Goldman Sachs	22,143	—	22,143	(6,293)	—	15,850
HSBC	152,136	—	152,136	(43,658)	—	108,478
JP Morgan Chase	65,974	—	65,974	(65,974)	—	—
Morgan Stanley	147	—	147	—	—	147
UBS	771	—	771	—	—	771
Swaps
Citibank	—	—	—	—	—	—
JP Morgan Chase	1,203,905	—	1,203,905	—	(1,203,905)	—

	$1,565,971	$—	$1,565,971	$(218,832)	$(1,203,905)	$143,234

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

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March 31, 2017

The table below, as of March 31, 2017, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Description / Counterparty
Futures*
Goldman Sachs	$1,638,636	$(1,638,636)	$—	$—	$—	$—

	$1,638,636	$(1,638,636)	$—	$—	$—	$—

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Futures*
Goldman Sachs	$1,695,988	$(1,638,636)	$57,352	$—	$(57,352)	$—

	$1,695,988	$(1,638,636)	$57,352	$—	$(57,352)	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Open Futures Contracts. Variation Margin is presented on the Consolidated Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(n)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(o)	Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(p)	Auction Rate Securities

The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit

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March 31, 2017

the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(q)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(r)	Trustee Compensation

Effective April 1, 2016, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $80,000 per year, $4,500 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $4,500 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(s)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(t)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock

Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of March 31, 2017.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Opportunistic Equity Fund	0.80%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor

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March 31, 2017

has contractually agreed to waive, through July 31, 2017, 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2017, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on daily net assets of each class of each Fund:

	Service Class	Institutional Class
Large Cap Core Fund	1.24%	0.64%
Emerging Markets Fund	1.65%	1.05%
Small/Mid Cap Core Fund	1.45%	0.85%
World ex-US Fund	1.39%	0.79%
Opportunistic Equity Fund	1.60%	1.00%
Core Fixed Income Fund	1.29%	0.69%
Tax-Exempt Fixed Income Fund	1.29%	0.69%

	Service Class	Institutional Class
Opportunistic Fixed Income Fund	1.55%	0.95%
Growth Allocation Fund	1.00%	0.40%
Conservative Allocation Fund	1.00%	0.40%
Tactical Allocation Fund	1.10%	0.50%
Absolute Return Allocation Fund	1.10%	0.50%
Multi-Asset Income Allocation Fund	1.10%	0.50%
Flexible Income Allocation Fund	1.05%	0.45%
Managed Futures Strategy Fund	1.90%	1.30%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of March 31, 2017, Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund, Growth Allocation Fund, Conservative Allocation Fund, Tactical Allocation Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2018	Year of Expiration 03/31/2019	Year of Expiration 03/31/2020
World ex-US Fund	$—	$53,461	$36,238
Opportunistic Equity Fund	—	—	6
Core Fixed Income Fund	—	56,910	109,659
Tax-Exempt Fixed Income Fund	58,715	82,292	60,304
Opportunistic Fixed Income Fund	186,297	242,737	175,049
Absolute Return Allocation Fund	—	—	11,972
Managed Futures Strategy Fund	—	78,883	62,978

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

In April, 2016 – Aquiline Capital Partners, LLC and Genstar Capital Management, LLC the parent companies of AssetMark agreed to enter into a transaction (the “Transaction”) whereby Huatai Securities Co., Ltd. would acquire AssetMark. The closing of the Transaction occurred on October 31, 2016.

5.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent year ended March 31, 2017.

6.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS. Under

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

The Funds, excluding Opportunistic Fixed Income Fund, have established a line of credit (“LoC”) with U.S. Bank, N.A. (“USB”) to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was effective August 1, 2016 and will mature, unless renewed, on July 31, 2017. Borrowing under the LoC is limited to the lesser of 20% of the gross market value of a Fund, 20% of the net market value of the unencumbered assets of a Fund, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 4% at March 31, 2017. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the GPS Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

During the period August 1, 2016 to March 31, 2017, the details of the borrowings were as follows:

Fund	Average daily borrowings	Weighted average annualized interest rate	Maximum borrowings
Large Cap Core Fund	$65,189	3.75%	$11,412,000
Emerging Markets Fund	$64,802	3.53%	$750,000
Small/Mid Cap Core Fund	$741	3.75%	$45,000
World ex-US Fund	$27,202	3.63%	$1,718,000
Opportunistic Equity Fund	$7,687	3.50%	$333,000
Core Fixed Income Fund	$29,753	3.92%	$4,802,000
Tax-Exempt Fixed Income Fund	$12,152	3.83%	$468,000
Growth Allocation Fund	$94,580	3.50%	$12,140,000
Conservative Allocation Fund	$2,218	3.50%	$402,000
Tactical Allocation Fund	$21,922	3.50%	$1,674,000
Absolute Return Allocation Fund	$76,938	3.67%	$2,696,000
Multi-Asset Income Allocation Fund	$16,774	3.50%	$2,277,000
Flexible Income Allocation Fund	$77,794	3.72%	$2,558,000
Managed Futures Strategy Fund	$0	0.00%	$0

7.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the year ended March 31, 2017, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investment Company*
Large Cap Core Fund	$49,865,866
Emerging Markets Fund	838,995
Small/Mid Cap Core Fund	32,709,937
World ex-US Fund	2,977,876
Opportunistic Equity Fund	19,335,822
Core Fixed Income Fund	7,147,649
Tax-Exempt Fixed Income Fund	—
Opportunistic Fixed Income Fund	—
Growth Allocation Fund	91,758,279
Conservative Allocation Fund	32,173,173
Tactical Allocation Fund	24,291,888
Absolute Return Allocation Fund	30,145,575
Multi-Asset Income Allocation Fund	19,755,971
Flexible Income Allocation Fund	18,216,561
Managed Futures Strategy Fund	—

Amounts related to agreements not included in offsetting disclosure in footnote 3 (Offsetting Assets and Liabilities).	$329,217,592

*	Proceeds from securities lending (Investment Company collateral).

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2017 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$214,312,144	$275,093,482
Emerging Markets Fund	68,353,979	94,143,658
Small/Mid Cap Core Fund	51,963,193	43,716,667
World ex-US Fund	111,607,839	128,573,008
Opportunistic Equity Fund	48,372,593	63,032,642
Core Fixed Income Fund*	311,175,389	377,720,203
Tax-Exempt Fixed Income Fund	5,506,467	22,098,042
Opportunistic Fixed Income Fund	20,704,455	39,551,115

	Purchases	Sales
Growth Allocation Fund	$312,813,144	$202,393,345
Conservative Allocation Fund	95,835,043	40,683,703
Tactical Allocation Fund	1,126,719,715	1,242,687,290
Absolute Return Allocation Fund	54,792,426	78,533,912
Multi-Asset Income Allocation Fund	74,210,437	66,982,091
Flexible Income Allocation Fund	120,590,139	136,638,151
Managed Futures Strategy Fund	—	—

*	Included in these amounts were $38,587,175 of purchases and $35,484,377 of sales of U.S. Government Securities.

9.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor.

The GuidePath® Funds had the following transactions during the year ended March 31, 2017, with affiliates:

	Share Activity				Year Ended March 31, 2017
Security Name	Balance March 31, 2016	Purchases	Sales	Balance March 31, 2017	Fair Value	Dividends Credited to Income	Amount of Gain* (Loss) realized on Sale of Shares
Growth Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	2,012,839	1,456,300	1,005,874	2,463,265	$39,757,095	$438,955	$1,386,098
GuideMark® Emerging Markets Fund - Institutional Shares	522,148	546,730	211,539	857,339	11,548,351	62,047	37,386
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	2,444,870	1,707,750	987,309	3,165,311	58,051,795	348,444	1,017,050
GuideMark® World ex-US Fund - Institutional Shares	6,501,923	4,595,480	2,728,066	8,369,337	70,135,046	1,190,538	148,071

					$179,492,287	$2,039,984	$2,588,605

Conservative Allocation Fund
GuideMark® Large Cap Core Fund - Institutional Shares	98,213	157,787	74,057	181,943	$2,936,555	$29,457	$92,910
GuideMark® Emerging Markets Fund - Institutional Shares	12,959	23,545	7,880	28,624	385,572	2,592	774
GuideMark® Small/Mid Cap Core Fund - Institutional Shares	205,071	320,554	156,310	369,315	6,773,229	40,129	159,340
GuideMark® World ex-US Fund - Institutional Shares	327,752	521,590	237,868	611,474	5,124,148	84,141	(2,218)

					$15,219,504	$156,319	$250,806

Absolute Return Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	—	713,655	96,428	617,227	$5,709,349	$118,797	$(27,661)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	670,635	111,038	273,602	508,071	4,811,432	216,510	(71,705)

					$10,520,781	$335,307	$(99,366)

Multi-Asset Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	130,657	262,846	94,387	299,116	$2,766,827	$66,887	$(13,857)
GuideMark® Opportunistic Fixed Income Fund - Institutional Shares	229,279	334,228	120,197	443,310	4,198,150	100,170	2,206

					$6,964,977	$167,057	$(11,651)

*	Includes long-term capital gain distributions received from affiliates.

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NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Share Activity				Year Ended March 31, 2017
Security Name	Balance March 31, 2016	Purchases	Sales	Balance March 31, 2017	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares

Flexible Income Allocation Fund
GuideMark® Core Fixed Income Fund - Institutional Shares	77,671	11,622	20,378	68,915	$637,465	$19,648	$2,579

					$637,465	$19,648	$2,579

10.	Option Contracts Written

The premium amount and number of option contracts written during the year ended March 31, 2017 were as follows:

Core Fixed Income Fund

	Amount of Premiums	Number of Contracts	Notional Amount
Outstanding at 3/31/16	$—	—	—
Options written	20,569	—	8,164,000
Options expired	(11,432)	—	(4,234,000)
Options exercised	—	—	—
Options closed	(9,137)	—	(3,930,000)

Outstanding at 3/31/17	$—	—	—

No other Fund held written option contracts at any time during the year ended March 31, 2017.

11.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, capital loss carryforwards, CFC income reversal, net operating loss lost, Partnerships and paydown reclassifications. On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Core Fund	$27,764	$(27,716)	$(48)
Emerging Markets Fund	(38,429)	36,003	2,426
Small/Mid Cap Core Fund	8,626	(8,606)	(20)
World ex-US Fund	(45,817)	62,652,904	(62,607,087)
Opportunistic Equity Fund	333,068	(158,272)	(174,796)
Core Fixed Income Fund	602,371	(602,367)	(4)
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	4,685,000	(4,685,000)	—
Growth Allocation Fund	196,402	(196,355)	(47)
Conservative Allocation Fund	(5)	27	(22)
Tactical Allocation Fund	(26,363)	26,399	(36)
Absolute Return Allocation Fund	8,390	579	(8,969)
Multi-Asset Income Allocation Fund	—	17	(17)
Flexible Income Allocation Fund	—	14	(14)
Managed Futures Strategy Fund	1,415,181	8,176,237	(9,591,418)

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:				Utilized
Indefinite*
	3/31/2018	3/31/2019	Short Term	Long Term
Large Cap Core Fund	$—	$—	$—	$—	$—
Emerging Markets Fund	91,067,928	—	—	—	(3,672,896)

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Capital losses expiring:				Utilized
			Indefinite*
	3/31/2018	3/31/2019	Short Term	Long Term
Small/Mid Cap Core Fund	$—	$—	$—	$—	$—
World ex-US Fund	139,582,037	—	15,471,584		(1,156,555)
Opportunistic Equity Fund	—	—	—	—	—
Core Fixed Income Fund	—	—	—	—	—
Tax-Exempt Fixed Income Fund	1,729,569	—	—	—	(1,133,091)
Opportunistic Fixed Income Fund	—	—	23,108,367	3,810,898	—
Growth Allocation Fund	—	—	—	—	—
Conservative Allocation Fund	—	—	4,244,624	—	—
Tactical Allocation Fund	—	—	8,232,370	6,346,962	—
Absolute Return Allocation Fund	—	—	1,305,928	9,473,636	—
Multi-Asset Income Allocation Fund	—	—	611,582	5,594,420	—
Flexible Income Allocation Fund	—	—	1,058,977	9,108,885	—
Managed Futures Strategy Fund	—	—	3,290,164	926,841	—

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2017, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	149,819	—
Small/Mid Cap Core Fund	—	—
World ex-US Fund	—	—
Opportunistic Equity Fund	56,230	—
Core Fixed Income Fund	—	468,268
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	—
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	3,827,714
Absolute Return Allocation Fund	—	2,285,746
Multi-Asset Income Allocation Fund	—	2,528,450
Flexible Income Allocation Fund	—	207,908
Managed Futures Strategy Fund	167,523	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2017 and March 31, 2016 are as follows:

	Year Ended March 31, 2017
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$2,122,491		$6,227,056	$—
Emerging Markets Fund	390,103		—	—
Small/Mid Cap Core Fund	533,692		—	—
World ex-US Fund	3,332,347		—	—
Opportunistic Equity Fund	—		2,207,160	—
Core Fixed Income Fund	4,025,855		—	—
Tax-Exempt Fixed Income Fund	1,010,639	*	—	—
Opportunistic Fixed Income Fund	1,964,950		—	—
Growth Allocation Fund	9,730,472		9,977,136	—
Conservative Allocation Fund	5		9,908,476	—
Tactical Allocation Fund	3,197,003		—	—
Absolute Return Allocation Fund	3,935,742		—	—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Year Ended March 31, 2017
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Multi-Asset Income Allocation Fund	$3,068,620	$—	$—
Flexible Income Allocation Fund	2,158,726	—	—
Managed Futures Strategy Fund	—	1,489,705	—

*	Contains $1,008,839 of tax-exempt income for year ended 3/31/2017

	Year Ended March 31, 2016
	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
Large Cap Core Fund	$981,309		$7,226,929	$—
Emerging Markets Fund	1,975,997		—	—
Small/Mid Cap Core Fund	293,891		1,800,770	—
World ex-US Fund	5,839,865		—	—
Opportunistic Equity Fund	632,301		15,840,853	—
Core Fixed Income Fund	4,565,466		2,192,419	—
Tax-Exempt Fixed Income Fund	1,616,922	*	—	—
Opportunistic Fixed Income Fund	1,670,971		—	—
Growth Allocation Fund	2,196,042		4,302,920	—
Conservative Allocation Fund	1,381,571		12,682,062	—
Tactical Allocation Fund	658,835		3,768,696	—
Absolute Return Allocation Fund	7,089,483		—	—
Multi-Asset Income Allocation Fund	4,413,652		434,239	—
Flexible Income Allocation Fund	1,917,799		—	—
Managed Futures Strategy Fund**	—		—	—

*	Contains $1,585,965 of tax-exempt income for year ended 3/31/2016.
**	For the period January 19, 2016 (commencement of operations) through March 31, 2016.

At March 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Opportunistic Equity Fund	Core Fixed Income Fund
Cost of Investments	213,596,470	105,040,193	127,914,835	166,959,915	71,849,539	163,302,584
Gross Unrealized Appreciation	45,655,758	22,839,450	25,391,583	30,288,239	15,254,091	2,534,046
Gross Unrealized Depreciation	(6,602,834)	(3,911,105)	(5,253,936)	(7,585,948)	(1,643,928)	(1,735,929)

Net Unrealized Appreciation/(Depreciation)	39,052,924	18,928,345	20,137,647	22,702,291	13,610,163	798,117

Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	355,378	—	293,042	2,901,835	—	294,651
Undistributed Long-Term Cap Gains	5,760,693	—	1,075,826	—	882,724	349,253

Total Distributable Earnings	6,116,071	—	1,368,868	2,901,835	882,724	643,904

Other Accumulated Gains/(Losses)	—	(91,205,686)	—	(155,105,126)	(56,230)	(468,259)

Total Accumulated Earnings/(Losses)	45,168,995	(72,277,341)	21,506,515	(129,501,000)	14,436,657	973,762

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2017

	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
Cost of Investments	28,488,986	62,222,862	565,944,588	140,501,479	311,861,765	152,416,683
Gross Unrealized Appreciation	1,847,698	4,951,275	93,741,327	9,665,414	23,874,885	8,339,487
Gross Unrealized Depreciation	(31,792)	(6,402,568)	(3,979,966)	(2,251,470)	(3,311,635)	(948,921)

Net Unrealized Appreciation/(Depreciation)	1,815,906	(1,451,293)	89,761,361	7,413,944	20,563,250	7,390,566

Undistributed Tax-Exempt Ordinary Income	15,015	—	—	—	—	—
Undistributed Ordinary Income	2,154	12,274,176	1,948,396	1,224,770	4,024,774	634,051
Undistributed Long-Term Cap Gains	—	—	2,796,323	—	—	—

Total Distributable Earnings	17,169	12,274,176	4,744,719	1,224,770	4,024,774	634,051

Other Accumulated Gains/(Losses)	(1,729,569)	(26,860,958)	(21,489)	(4,266,113)	(18,428,535)	(13,086,799)

Total Accumulated Earnings/(Losses)	103,506	(16,038,075)	94,484,591	4,372,601	6,159,489	(5,062,182)

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed Futures Strategy Fund
Cost of Investments	131,219,873	116,146,584	82,237,400
Gross Unrealized Appreciation	8,814,693	2,344,852	21,582
Gross Unrealized Depreciation	(140,569)	(563,506)	(3,218)

Net Unrealized Appreciation/(Depreciation)	8,674,124	1,781,346	18,364

Undistributed Tax-Exempt Ordinary Income	—	—	—
Undistributed Ordinary Income	112,867	38,394	—
Undistributed Long-Term Cap Gains	—	—	—

Total Distributable Earnings	112,867	38,394	—

Other Accumulated Gains/(Losses)	(8,734,452)	(10,375,770)	(4,136,685)

Total Accumulated Earnings/(Losses)	52,539	(8,556,030)	(4,118,321)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

GuideMark® Funds & GuidePath® Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, open swap contracts, and open forward currency contracts, of GPS Funds I and GPS Funds II comprising GuideMark Large Cap Core Fund, GuideMark Emerging Markets Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Opportunistic Equity Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund, GuideMark Opportunistic Fixed Income Fund, GuidePath Growth Allocation Fund, GuidePath Conservative Allocation Fund, GuidePath Tactical Allocation Fund, GuidePath Absolute Return Allocation Fund, GuidePath Multi-Asset Income Allocation Fund, GuidePath Flexible Income Allocation Fund, and the consolidated schedules of investments and open futures contracts and the accompanying consolidated statement of assets and liabilities of GuidePath Managed Futures Strategy Fund (the “Funds”) as of March 31, 2017, and the related consolidated statement of operations for the year ended March 31, 2017, consolidated statements of changes in net assets and consolidated financial highlights for each of the two periods in the period then ended March 31, 2017, for GuidePath Managed Futures Strategy Fund, and the related statements of operations for the year ended March 31, 2017, changes in net assets for each of the two years in the period then ended March 31, 2017, and the financial highlights for each of the four years in the period then ended March 31, 2017, for the remainder of the Funds (collectively, for all Funds presented, the “financial statements”). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2013, were audited by other auditors whose report dated May 30, 2013, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting GPS Funds I and GPS Funds II as of March 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

As discussed within Note 3 to the financial statements, on May 25, 2017, the Board of Trustees approved the liquidation of GuideMark Opportunistic Equity Fund.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 26, 2017

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2017

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year 2017 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	3.65%	100.00%
Small/Mid Cap Core Fund	100.00%	100.00%
World ex-US Fund	0.69%	100.00%
Opportunistic Equity Fund	0.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	0.93%	1.12%
Growth Allocation Fund	10.47%	68.09%
Conservative Allocation Fund	0.00%	0.00%
Tactical Allocation Fund	26.68%	100.00%
Absolute Return Allocation Fund	5.05%	8.21%
Multi-Asset Income Allocation Fund	26.30%	52.38%
Flexible Income Allocation Fund	0.00%	5.84%
Managed Futures Strategy Fund	0.00%	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the year ended March 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$283,611	$0.0326	96.49%
World ex-US Fund	363,630	0.0161	97.20%
Growth Allocation Fund	141,363	0.0028	1.57%
Conservative Allocation Fund	9,415	0.0007	0.00%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	16	Trustee, Savos Investments Trust (2015-present); Trustee, GVIT (2008-2012).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013-present); Director, Cambria ETF Series Trust (2013-present) Director/Chairman, Sitoa Global Inc. (2011-2013); Director, Wells Fargo GAI Hedge Funds (closed-end hedge funds) (2008- present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005- 2014); Director, Merriman Holdings, Inc. (financial services) (2003-2016); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); and GVIT (2008-2012); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	16	Trustee, Savos Investments Trust (2014-present); Chairperson, AssetMark Trust Co. (2008-present); Treasurer, Acalanes Booster Club (Feb 2017-present); Director, Lamorinda Soccer Club (2011-2013).

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) and GVIT (2008-2010); Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II:

Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) held on December 9, 2016 (the “Meeting”), the Board considered the renewal of the investment advisory agreements between AssetMark, Inc. (the “Advisor” or “AssetMark”) and each Trust on behalf of the series of each Trust (collectively, the “Funds”) (the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Goldman Sachs Asset Management, L.P. (“GSAM”) and AssetMark, on behalf of GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund; (ii) Wellington Management Company (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iii) Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; (iv) Diamond Hill Capital Management, Inc. (“Diamond Hill”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (v) Westfield Capital Management Company, L.P. (“Westfield”) and AssetMark, on behalf of the GuideMark® Opportunistic Equity Fund; (vi) Delaware Management Company (“Delaware”) and AssetMark, on behalf of the GuideMark® Tax-Exempt Fixed Income Fund; (vii) Franklin Advisers, Inc. (“Franklin Advisers”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; (viii) DoubleLine Capital LP (“DoubleLine”) and AssetMark, on behalf of the GuideMark® Opportunistic Fixed Income Fund; and (ix) AlphaSimplex Group, LLC (“ASG”) and AssetMark, on behalf of the GuidePath® Managed Futures Strategy Fund (collectively, the “Sub-Advisory Agreements”).

Hereinafter, GSAM, Wellington, Barrow Hanley, Diamond Hill, Westfield, Delaware, Franklin, DoubleLine, and ASG are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.”

The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board – including a majority of the independent Trustees – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from independent legal counsel to the independent Trustees (“Independent Counsel”). The determination to approve the renewal of the Agreements was based on a comprehensive evaluation of all of the information available to the Trustees and was not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds related to, among other things: (1) a copy of each Advisory Agreement; (2) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund; (3) information describing the nature, quality and extent of the services that AssetMark provides to the Funds, and the fees AssetMark charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the Funds; (4) information regarding AssetMark’s business and operations, investment team, compliance program and internal procedures; (5) information describing each Fund’s expense ratio compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (6) information regarding the financial condition of AssetMark; (7) information regarding AssetMark’s profitability with respect to each Fund within the Trusts; (8) reports on AssetMark’s evaluation of sub-advisors, including reports relating to the monitoring of each sub-advisors’ trading and brokerage practices; (9) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (10) reports relating to the monitoring of the other service providers; and (11) other information relevant to an evaluation of the nature, extent and quality of the services provided by AssetMark in response to a series of detailed questions posed by Independent Counsel. The Trustees met with representatives of AssetMark. The Trustees also considered their discussions with representatives of AssetMark throughout the course of the Meeting, at other meetings of the Board and its committees and other communications throughout the year.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering whether to approve the Advisory Agreements. The independent Trustees discussed the Advisory Agreements in communications prior to their meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that AssetMark provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, AssetMark maintains a primary focus on the selection, evaluation and oversight of the Funds’ Sub-Advisors and considered each Advisory Agreement in this context. In this regard, the Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board, which included meetings with the Trusts’ CCO at which the Trustees are provided with details regarding AssetMark’s compliance functions.

The Trustees considered AssetMark’s investment team and its capabilities, including with respect to the responsibilities that AssetMark has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. With respect to the Sub-Advised Funds, the Trustees noted the responsibilities that AssetMark has under certain Funds’ manager-of-managers structure, including: selecting and oversight of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the Funds; and (d) AssetMark’s supervision of the Funds’ third-party service providers.

The Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Trustees concluded that it was satisfied with the nature, extent and quality of the services provided by AssetMark, which will continue to be provided to each Fund.

Investment Performance

The Trustees considered the overall investment performance of the Funds, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated in a manner consistent with their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party information provider. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of AssetMark in selecting the underlying funds for the Fund.

The Trustees considered that, as applicable, AssetMark continued to be proactive in seeking to replace and/or add Sub-Advisors or underlying funds, to reallocate assets among Sub-Advisors or underlying funds and to implement new investment strategies, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors, as applicable.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by AssetMark to reduce overall Fund expenses, including attempts to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds.

After comparing each Fund’s fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable. In addition, the Trustees, including all of the independent Trustees, determined that the fees to be charged by AssetMark pursuant to the Advisory Agreements are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by AssetMark, including information relating to the financial stability of AssetMark and its historical and anticipated profitability with respect to its management of the Funds. The Trustees discussed the methods used by AssetMark to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the individual profitability of AssetMark with respect to each Fund under this methodology.

In evaluating AssetMark’s profitability, the Trustees acknowledged that the Funds are distributed in connection with AssetMark providing a package of administrative and other services as the sponsor of AssetMark’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered AssetMark’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

The Trustees considered ancillary benefits received by AssetMark as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related marketing rebates received by the Advisor. The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund within the Trusts, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreements under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability is reasonable. Additionally, the Trustees concluded that the economies of scale being realized by AssetMark, if any, do not mandate the implementation of new or amended breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the renewal of each Advisory Agreement with, and the fee to be paid to, AssetMark for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Assisted by Independent Counsel, the Trustees specifically requested and were furnished with materials for purposes of their review of each Sub-Advisory Agreement. The materials provided to the Board related to, among other things: (1) a copy of each Sub-Advisory Agreement; (2) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (3) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable Sub-Advisor client accounts, to the extent applicable; (4) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (5) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Fund; (6) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Fund’s portfolio; (7) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (8) information regarding the financial condition of each Sub-Advisor or its parent company; and (9) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor in response to a series of detailed questions posed by Independent on behalf of the independent Trustees. The Trustees also considered the recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Funds.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

The Trustees received assistance and advice regarding legal and industry standards from both Independent Counsel and from counsel to the Trusts, which included detailed memoranda that described the Trustees’ legal duties and obligations in considering the renewal of the Sub-Advisory Agreements. The Trustees discussed the approval of the Sub-Advisory Agreements in communications prior to their meeting and, during the course of their meeting, in executive session with Independent Counsel at which no representatives of AssetMark or the Sub-Advisors were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors in making the decision to approve the Sub-Advisory Agreements. In so doing, the Trustees considered AssetMark’s role as a “manager-of-managers,” which includes, among other functions, monitoring and evaluating the performance of the Sub-Advisors, recommending that any Sub-Advisor not performing as expected be replaced, and negotiating advantageous fee arrangements that could permit the Funds to realize economies of scale without compromising the quality of services. These factors and the Board’s conclusions are set forth below.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) and AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with the Advisor and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on negotiating the best possible fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received.

The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to or less than the fees charged by each Sub-Advisor to other comparable funds and accounts.

The Trustees considered each sub-advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2017

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the independent Trustees, concluded to approve the renewal of the Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Opportunistic Equity Fund

GuideMark® Core Fixed Income Fund

GuideMark® Tax-Exempt Fixed Income Fund

GuideMark® Opportunistic Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodians

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

BNY Mellon Asset Servicing

One Wall Street

New York, NY 10286

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Annual Report

March 31, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2017, the registrant’s principal accountant billed the registrant $113,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2016, the registrant’s principal accountant billed the registrant $135,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2017, the registrant’s principal accountant billed the registrant $30,000 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2016, the registrant’s principal accountant billed the registrant $36,000 for professional services rendered for tax compliance, tax advice and tax planning.

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(d)	All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2017 and March 31, 2016 were $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds II

By (Signature and Title) /s/ Carrie Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 05/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Carrie Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date 05/30/2017

By (Signature and Title) /s/ Patrick Young
Patrick R. Young, Principal Financial Officer/Treasurer

Date 05/30/2017

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